================================================================================

                                CREDIT AGREEMENT

                            Dated as of June 6, 2002

                                      among

                         AMERICAN STATES WATER COMPANY,

                                  as Borrower,

                            THE LENDERS NAMED HEREIN

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                    as Administrative Agent and Lead Arranger

================================================================================


                                       -1

================================================================================

                          $75,000,000 CREDIT FACILITIES

                          AMERICAN STATES WATER COMPANY

                                   As Borrower

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                            As Administrative Agent

                                  June 6, 2002

                                  Prepared by

                    Sheppard, Mullin, Richter & Hampton LLP
                       333 South Hope Street, 48th Floor
                         Los Angeles, California 90071
                                 (213) 620-1780

================================================================================

                          [SHEPPARD MULLIN LETTERHEAD]

Julie Cravitz                                                   Our File Number
(213) 617-5493                                                    0794-089374
jcravitz@sheppardmullin.com

                                  July 3, 2002

VIA MESSENGER / FEDERAL EXPRESS

To the Parties on the
Attached Distribution List

Re:   Wells Fargo Bank - American States Water

Ladies and Gentlemen:

      Enclosed please find the closing book for the credit facilities provided to American States Water Company, dated June 6, 2002, with Wells Fargo Bank, N.A., as Administrative Agent.

      Also enclosed in the packages for each Lender are their original Note and fee letter as appropriate. And in the package for Anthony Turner, the Swing Line Note.

      Please do not hesitate to call if you have any questions regarding the above, or if we can be of further assistance.

                                     Sincerely,


                                     /s/ Julie M. Cravitz

                                     Julie M. Cravitz
                                     Legal Assistant to
                                     Mark A. Spitzer

Enclosures
cc: Mark Spitzer, Esq. (w/o encl)

 LOS ANGELES o SAN FRANCISCO o ORANGE COUNTY o SAN DIEGO o SANTA BARBARA o WEST
                         LOS ANGELES o DEL MAR HEIGHTS

                     Wells Fargo Bank, National Association
                       333 South Grand Avenue, Third Floor
                          Los Angeles, California 90071

                                                                    June 6, 2002

American States Water Company
630 East Foothill Boulevard
San Dimas, California 91773-9016

      Re: Wells Fargo Bank, National Association, as Administrative Agent/American States Water Company

      This is one of the fee letters referred to in Section 3.3(a) of that certain Credit Agreement dated as of June 6, 2002 (the "Agreement"), executed by and among American States Water Company, a California corporation ("Borrower"), the Lenders party thereto from time to time, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders ("Agent"). Unless otherwise indicated, all initially capitalized terms used in this letter without definition shall have the respective meanings set forth in the Agreement.

      Borrower agrees to pay on the Closing Date to Agent, for the account of Northern Trust Bank of California, N.A. ("Northern Trust"), an upfront fee of ..200% of Northern Trust's Pro Rata Share as of the Closing Date, which fee equals $6,000.00.

      Borrower acknowledges and agrees that we shall effect payment of the foregoing fee by charging the full amount thereof, when due, to the Revolving Facility.

      Please countersign below to confirm the foregoing.

                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Administrative Agent


                                             By: /s/ Anthony Turner
                                                --------------------------------
                                                     Anthony Turner
                                                     Vice President

American States Water Company
June 6, 2002
Page 2


Agreed:

AMERICAN STATES WATER COMPANY


By: /s/ McClellan Harris III
   ------------------------------------
   Name:  McClellan Harris III
   Title: Vice President-Finance, Treasurer
          and Corporate Secretary

                     Wells Fargo Bank, National Association
                      333 South Grand Avenue, Third Floor
                         Los Angeles, California 90071

                                  June 6, 2002

American States Water Company
630 East Foothill Boulevard
San Dimas, California 91773-9016

      Re: Wells Fargo Bank, National Association, as Administrative Agent/American States Water Company

      This is one of the fee letters referred to in Section 3.3(a) of that certain Credit Agreement dated as of June 6, 2002 (the "Agreement"), executed by and among American States Water Company, a California corporation ("Borrower"), the Lenders party thereto from time to time, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders ("Agent"). Unless otherwise indicated, all initially capitalized terms used in this letter without definition shall have the respective meanings set forth in the Agreement.

      Borrower agrees to pay on the Closing Date to Agent, for the account of Comerica West Incorporated ("Comerica"), an upfront fee of .200% of Comerica's Pro Rata Share as of the Closing Date, which fee equals $20,000.00.

      Borrower acknowledges and agrees that we shall effect payment of the foregoing fee by charging the full amount thereof, when due, to the Revolving Facility.

      Please countersign below to confirm the foregoing.

                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Administrative Agent


                                             By: /s/ Anthony Turner
                                                --------------------------------
                                                     Anthony Turner
                                                     Vice President

American States Water Company
June 6, 2002
Page 2


Agreed:

AMERICAN STATES WATER COMPANY


By: /s/ McClellan Harris III
   ------------------------------------
   Name:  McClellan Harris III
   Title: Vice President-Finance, Treasurer
          and Corporate Secretary

                     Wells Fargo Bank, National Association
                       333 South Grand Avenue, Third Floor
                          Los Angeles, California 90071

                                                                    June 6, 2002

American States Water Company
630 East Foothill Boulevard
San Dimas, California 91773-9016

      Re: Wells Fargo Bank, National Association, as Administrative Agent/American States Water Company

      This is one of the fee letters referred to in Section 3.3(a) of that certain Credit Agreement dated as of June 6, 2002 (the "Agreement"), executed by and among American States Water Company, a California corporation ("Borrower"), the Lenders party thereto from time to time, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders ("Agent"). Unless otherwise indicated, all initially capitalized terms used in this letter without definition shall have the respective meanings set forth in the Agreement.

      Borrower agrees to pay on the Closing Date to Agent, for the account of Union Bank of California, N.A. ("UBOC"), an upfront fee of .250% of UBOC's Pro Rata Share as of the Closing Date, which fee equals $37,500.00.

      Borrower acknowledges and agrees that we shall effect payment of the foregoing fee by charging the full amount thereof, when due, to the Revolving Facility.

      Please countersign below to confirm the foregoing.

                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Administrative Agent


                                             By: /s/ Anthony Turner
                                                --------------------------------
                                                     Anthony Turner
                                                     Vice President

American States Water Company
June 6, 2002
Page 2


Agreed:

AMERICAN STATES WATER COMPANY


By: /s/ McClellan Harris III
   ------------------------------------
   Name:  McClellan Harris III
   Title: Vice President-Finance, Treasurer
          and Corporate Secretary

                     Wells Fargo Bank, National Association
                       333 South Grand Avenue, Third Floor
                          Los Angeles, California 90071

                                  June 6, 2002

American States Water Company
630 East Foothill Boulevard
San Dimas, California 91773-9016

      Re: Wells Fargo Bank, National Association, as Administrative Agent/American States Water Company

      This is one of the fee letters referred to in Section 3.3(a) of that certain Credit Agreement dated as of June 6, 2002 (the "Agreement"), executed by and among American States Water Company, a California corporation ("Borrower"), the Lenders party thereto from time to time, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders ("Agent"). Unless otherwise indicated, all initially capitalized terms used in this letter without definition shall have the respective meanings set forth in the Agreement.

      Borrower agrees to pay on the Closing Date to Agent, for the account of CoBank, ACB ("CoBank"), an upfront fee of .300% of CoBank's Pro Rata Share as of the Closing Date, which fee equals $66,000.00.

      Borrower acknowledges and agrees that we shall effect payment of the foregoing fee by charging the full amount thereof, when due, to the Revolving Facility.

      Please countersign below to confirm the foregoing.

                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Administrative Agent


                                             By: /s/ Anthony Turner
                                                --------------------------------
                                                     Anthony Turner
                                                     Vice President

American States Water Company
June 6, 2002
Page 2


Agreed:

AMERICAN STATES WATER COMPANY


By: /s/ McClellan Harris III
   ------------------------------------
   Name:  McClellan Harris III
   Title: Vice President-Finance, Treasurer
          and Corporate Secretary

                     Wells Fargo Bank, National Association
                      333 South Grand Avenue, Third Floor
                         Los Angeles, California 90071

                                  June 6, 2002

American States Water Company
630 East Foothill Boulevard
San Dimas, California 91773-9016

      Re: Wells Fargo Bank, National Association, as Administrative Agent/American States Water Company

      This is one of the fee letters referred to in Section 3.3(a) of that certain Credit Agreement dated as of June 6, 2002 (the "Agreement"), executed by and among American States Water Company, a California corporation ("Borrower"), the Lenders party thereto from time to time, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders ("Wells Fargo" and in its capacity as the Administrative Agent for the Lenders, the "Agent"). Unless otherwise indicated, all initially capitalized terms used in this letter without definition shall have the respective meanings set forth in the Agreement.

      Borrower agrees to pay on the Closing Date to Agent, for the account of Wells Fargo, an upfront fee of .325% of Wells Fargo's Pro Rata Share as of the Closing Date, which fee equals $81,250.00.

      Borrower acknowledges and agrees that we shall effect payment of the foregoing fee by charging the full amount thereof, when due, to the Revolving Facility.

      Please countersign below to confirm the foregoing.


                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Administrative Agent


                                             By: /s/ Anthony Turner
                                                --------------------------------
                                                     Anthony Turner
                                                     Vice President

American States Water Company
June 6, 2002
Page 2


Agreed:

AMERICAN STATES WATER COMPANY


By: /s/ McClellan Harris III
   ------------------------------------
   Name:  McClellan Harris III
   Title: Vice President-Finance, Treasurer
          and Corporate Secretary

                     Wells Fargo Bank, National Association
                      333 South Grand Avenue, Third Floor
                         Los Angeles, California 90071

                                  June 6, 2002

American States Water Company
630 East Foothill Boulevard
San Dimas, California 91773-9016

      Re: Wells Fargo Bank, National Association, as Administrative Agent/American States Water Company

      This is the fee letter referred to in Sections 3.3(b) and (c) of that certain Credit Agreement dated as of June 6, 2002 (the "Agreement"), executed by and among American States Water Company, a California corporation ("Borrower"), the Lenders party thereto from time to time, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders ("Administrative Agent"). This letter, and the related letters dated today executed by the parties regarding upfront fees payable to each lender, supersede the Fee Letter dated December 19, 2001 executed by the parties, and the parties agree that no fees, except for the portion of the Arrangement Fee paid prior to the date hereof that is referenced below, are payable pursuant to such Fee Letter. Unless otherwise indicated, all initially capitalized terms used in this letter without definition shall have the respective meanings set forth in the Agreement.

      Borrower hereby agrees to pay the following fees to Administrative Agent with respect to the credit facility under the Credit Agreement, each of which shall be deemed fully-earned and shall be nonrefundable once paid:

      Arrangement Fee. On the Closing Date, for the account of the Lead Arranger, an arrangement fee of $65,000. Administrative Agent acknowledges that it has heretofore received, on behalf of the Lead Arranger, $25,000 toward the payment of such Arrangement Fee.

      Agency Fee. On the Closing Date (and on each anniversary thereof), for the account of the Administrative Agent, an annual agency fee equal to $25,000.

      Borrower acknowledges and agrees that we shall effect payment of the foregoing fees by charging the full amount thereof, when due, to Borrower's Revolving Facility under the Credit Agreement.

American States Water Company
June 6, 2002
Page 2


      Please countersign below to confirm the foregoing.

                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Administrative Agent


                                             By: /s/ Anthony Turner
                                                --------------------------------
                                                     Anthony Turner
                                                     Vice President

Agreed:

AMERICAN STATES WATER COMPANY


By:
   ------------------------------------
   Name:  McClellan Harris III
   Title: Vice President-Finance, Treasurer
          and Corporate Secretary

American States Water Company
June 6, 2002
Page 2


      Please countersign below to confirm the foregoing.

                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Administrative Agent


                                             By:
                                                --------------------------------
                                                     Anthony Turner
                                                     Vice President

Agreed:

AMERICAN STATES WATER COMPANY


By: /s/ McClellan Harris III
   ------------------------------------
   Name:  McClellan Harris III
   Title: Vice President-Finance, Treasurer
          and Corporate Secretary

                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
Article 1. DEFINITIONS AND ACCOUNTING TERMS..............................................................1
   1.1       Defined Terms...............................................................................1
   1.2       Use of Defined Terms.......................................................................26
   1.3       Accounting Terms; Covenant Calculations....................................................26
   1.4       Rounding...................................................................................27
   1.5       Exhibits and Schedules.....................................................................27
   1.6       References to "Borrower and its Subsidiaries"..............................................27
   1.7       Miscellaneous Terms........................................................................27

Article 2. ADVANCES AND LETTERS OF CREDIT...............................................................28
   2.1       Advances-General...........................................................................28
   2.2       Alternate Base Rate Advances...............................................................29
   2.3       Eurodollar Rate Advances...................................................................29
   2.4       Conversion and Continuation of Advances....................................................30
         (a) Optional Conversion........................................................................30
         (b) Certain Mandatory Conversions..............................................................30
         (c) Continuations..............................................................................31
   2.5       Letters of Credit..........................................................................31
   2.6       Termination or Reduction of the Commitments................................................35
         (a) Optional...................................................................................35
         (b) Mandatory..................................................................................35
         (c) Reduction Pro Rata; No Reinstatements......................................................35
   2.7       Administrative Agent's Right to Assume Funds Available for Advances........................35
   2.8       Swing Line.................................................................................36

Article 3. PAYMENTS AND FEES............................................................................39
   3.1       Principal and Interest.....................................................................39
   3.2       Unused Revolving Facility Commitment Fee...................................................40
   3.3       Closing Fees; Arrangement Fee; Agency Fee etc..............................................40
   3.4       Letter of Credit Fees......................................................................41
   3.5       Increased Commitment Costs.................................................................41
   3.6       Eurodollar Costs and Related Matters.......................................................42
   3.7       Late Payments and Default Rate.............................................................45
   3.8       Computation of Interest and Fees...........................................................45
   3.9       Non-Banking Days...........................................................................46
   3.10      Manner and Treatment of Payments...........................................................46
   3.11      Funding Sources............................................................................47
   3.12      Failure to Charge Not Subsequent Waiver....................................................47
   3.13      Administrative Agent's Right to Assume Payments Will be Made...............................47
   3.14      Fee Determination Detail...................................................................48
   3.15      Survivability..............................................................................48


                                       -i

Article 4. REPRESENTATIONS AND WARRANTIES...............................................................49
   4.1       Existence and Qualification; Power; Compliance With Laws...................................49
   4.2       Authority; Compliance With Other Agreements and Instruments and Government Regulations.....49
   4.3       No Governmental Approvals Required.........................................................50
   4.4       Subsidiaries...............................................................................50
   4.5       Financial Statements.......................................................................51
   4.6       No Other Liabilities; No Material Adverse Changes..........................................51
   4.7       Title to and Location of Property..........................................................51
   4.8       Intangible Assets..........................................................................51
   4.9       Litigation.................................................................................52
   4.10      Binding Obligations........................................................................52
   4.11      No Default.................................................................................52
   4.12      ERISA......................................................................................52
   4.13      Regulation U; Investment Company Act.......................................................53
   4.14      Disclosure.................................................................................53
   4.15      Tax Liability..............................................................................53
   4.16      Projections................................................................................53
   4.17      Hazardous Materials........................................................................53
   4.18      Employee Matters...........................................................................54
   4.19      Fiscal Year................................................................................54
   4.20      Solvency...................................................................................54

Article 5. AFFIRMATIVE COVENANTS (OTHER THAN INFORMATION AND REPORTING REQUIREMENTS)....................55
   5.1       Payment of Taxes and Other Potential Liens.................................................55
   5.2       Preservation of Existence..................................................................55
   5.3       Maintenance of Properties..................................................................55
   5.4       Maintenance of Insurance...................................................................55
   5.5       Compliance With Laws.......................................................................55
   5.6       Inspection Rights..........................................................................56
   5.7       Keeping of Records and Books of Account....................................................56
   5.8       Compliance With Agreements.................................................................56
   5.9       Use of Proceeds............................................................................56
   5.10      Hazardous Materials Laws...................................................................56
   5.11      Minimum Debt Rating........................................................................57
   5.12      Syndication Process........................................................................57

Article 6. NEGATIVE COVENANTS...........................................................................58
   6.1       Prepayment of Indebtedness.................................................................58
   6.2       Prepayment of Subordinated Obligations.....................................................58
   6.3       Disposition of Property....................................................................58
   6.4       Mergers....................................................................................58
   6.5       Hostile Tender Offers......................................................................59
   6.6       Distributions..............................................................................59
   6.7       ERISA......................................................................................59


                                      -ii

   6.8       Change in Nature of Business...............................................................59
   6.9       Liens and Negative Pledges.................................................................59
   6.10      Indebtedness and Guaranty Obligations......................................................60
   6.11      Transactions with Affiliates...............................................................60
   6.12      Total Funded Debt Ratio....................................................................60
   6.13      Interest Coverage Ratio....................................................................60
   6.14      Investments and Acquisitions...............................................................61
   6.15      Operating Leases...........................................................................61
   6.16      Amendments.................................................................................61
   6.17      Use of Lender's Name.......................................................................61
   6.18      Change of Fiscal Periods...................................................................62

Article 7. INFORMATION AND REPORTING REQUIREMENTS.......................................................63
   7.1       Financial and Business Information.........................................................63
   7.2       Compliance Certificates....................................................................65

Article 8. CONDITIONS...................................................................................66
   8.1       Initial Advances...........................................................................66
   8.2       Any Advance................................................................................67

Article 9. EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT.........................................69
   9.1       Events of Default..........................................................................69
   9.2       Remedies Upon Event of Default.............................................................71

Article 10. THE ADMINISTRATIVE AGENT....................................................................74
   10.1      Appointment and Authorization..............................................................74
   10.2      Administrative Agent and Affiliates........................................................74
   10.3      Proportionate Interest in any Collateral...................................................74
   10.4      Lenders' Credit Decisions..................................................................74
   10.5      Action by Administrative Agent.............................................................75
   10.6      Liability of Administrative Agent..........................................................76
   10.7      Indemnification............................................................................77
   10.8      Successor Administrative Agent.............................................................77
   10.9      No Obligations of Borrower.................................................................78

Article 11. MISCELLANEOUS...............................................................................79
   11.1      Cumulative Remedies; No Waiver.............................................................79
   11.2      Amendments; Consents.......................................................................79
   11.3      Costs and Expenses.........................................................................80
   11.4      Nature of Lenders' Obligations.............................................................81
   11.5      Survival of Representations and Warranties.................................................81
   11.6      Notices....................................................................................81
   11.7      Execution of Loan Documents................................................................81
   11.8      Binding Effect; Assignment.................................................................82
   11.9      Right of Setoff............................................................................84
   11.10     Sharing of Setoffs.........................................................................84


                                      -iii

   11.11     Indemnity by Borrower......................................................................85
   11.12     Nonliability of the Lenders................................................................86
   11.13     No Third Parties Benefited.................................................................87
   11.14     Confidentiality............................................................................87
   11.15     Further Assurances.........................................................................88
   11.16     Integration................................................................................88
   11.17     Governing Law..............................................................................88
   11.18     Severability of Provisions.................................................................89
   11.19     Headings...................................................................................89
   11.20     Time of the Essence........................................................................89
   11.21     Foreign Lenders and Participants...........................................................89
   11.22     Waiver of Right to Trial by Jury...........................................................90
   11.23     Purported Oral Amendments..................................................................90

Exhibits

A - Assignment and Acceptance
B - Compliance Certificate
C - Letter of Credit Agreement
D - Note
E - Opinion of Counsel
F - Request for Borrowing
G - Request for Continuation/Conversion
H - Request for Letter of Credit

Schedules

1.1    Lender Commitments/Pro Rata Shares
1.2    Existing Wells Fargo Bank L/Cs
1.3    Material Contracts
4.4    Subsidiaries
4.7    Existing Liens, Negative Pledges and Rights of Others
4.8    Intangible Assets
4.9    Material Litigation
4.17   Hazardous Materials Matters
6.14   Existing Investments


                                      -iv

                                CREDIT AGREEMENT

                            Dated as of June 6, 2002

          This CREDIT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") is entered into by and among AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), each lender whose name is set forth on the signature pages of this Agreement and each lender that may hereafter become a party to this Agreement pursuant to Section 11.8 (each a "Lender" and collectively, "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lead Arranger.

          In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   Article 1.
                        DEFINITIONS AND ACCOUNTING TERMS

          1.1 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

          "Acquired Person" means (a) any Person that is the subject of an Acquisition after the Closing Date and (b) any assets constituting a discrete business or operation unit that is the subject of an Acquisition after the Closing Date.

          "Acquisition" means any transaction, or any series of related transactions, consummated after the Closing Date, by which Borrower or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any firm, partnership, joint venture, limited liability company, corporation or division thereof, whether through purchase of assets, merger or otherwise,
     (b) acquires in one transaction or as the most recent transaction in a series of transactions control of Securities of a Person engaged in an ongoing business representing more than 50% of the ordinary voting power for the election of directors or other governing position if the business affairs of such Person are managed by a board of directors or other governing body or (c) acquires control of more than 50% of the ownership interest in any partnership, joint venture, limited liability company, business trust or other Person that is not managed by a board of directors or other governing body.

          "Administrative Agent" means Wells Fargo when acting in its capacity as the Administrative Agent under any of the Loan Documents, or any successor Administrative Agent.

          "Administrative Agent's Office" means the Administrative Agent's address as set forth on the signature pages of this Agreement, or such other address as the Administrative Agent hereafter may designate by written notice to Borrower and the Lenders.

          "Advance" means any advance made or to be made by any Lender to Borrower as provided in Section 2.1(a).

          "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (and the correlative terms, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of Securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person that owns, directly or indirectly, 10% or more of the Securities having ordinary voting power for the election of directors or other governing body of a corporation that has more than 100 record holders of such Securities, or 10% or more of the partnership or other ownership interests of any other Person that has more than 100 record holders of such interests, will be deemed to be an Affiliate of such corporation, partnership or other Person.

          "Aggregate Effective Amount" means, as of any date of determination and with respect to all Letters of Credit then outstanding, the sum of (a) the aggregate effective face amounts of all such Letters of Credit not then paid by Issuing Lender plus (b) the aggregate amounts paid by Issuing Lender under such Letters of Credit not then reimbursed to Issuing Lender by Borrower pursuant to Section 2.5(d) and not the subject of one or more Advances made pursuant to Section 2.5(e) or (f).

          "Alternate Base Rate" means, as of any date of determination, the rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the higher of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate in effect on such date plus 1/2 of 1% (50 basis points).

          "Alternate Base Rate Advance" means an Advance that bears interest in relation to the Alternate Base Rate as provided in Section 3.1(b).

          "Applicable Alternate Base Rate Margin" means, with respect to any Alternate Base Rate Advance, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:

                          Applicable
                           Pricing
                            Level      Margin
                            -----      ------
                               I          0
                              II          0
                             III          0
                              IV          0

          "Applicable Commitment Fee Margin" means, for each Pricing Period, the margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:

                          Applicable
                           Pricing
                            Level      Margin
                            -----      ------
                               I        10.0
                              II        12.5
                             III        15.0
                              IV        17.5

          "Applicable Eurodollar Rate Margin" means, with respect to any Eurodollar Rate Advance, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:

                          Applicable
                           Pricing
                            Level      Margin
                            -----      ------
                               I        50.0
                              II        62.5
                             III        75.0
                              IV        87.5

          "Applicable Letter of Credit Fee Rate" means, as of any date of determination, the then effective Applicable Eurodollar Rate Margin.

          "Applicable Pricing Level" means, for each Pricing Period the pricing level set forth below opposite the Debt Rating achieved by Borrower as of the first day of that Pricing Period:

                          Pricing Level    Debt Rating
                          -------------    -----------
                                I          At least A1 or A+
                               II          A2 or A
                               III         A3 or A-
                               IV          Baa1 or BBB+

     provided that in the event that the then prevailing Debt Ratings are "split ratings", Borrower will receive the benefit of the higher Debt Rating, unless the split is a "double split rating" (in which case the intermediate pricing level will apply) or a "triple split rating" (in which case the pricing level above that applicable to the lowest Debt Rating will apply).

          "Assignment and Acceptance" means an assignment and acceptance agreement substantially in the form of Exhibit A.

          "Banking Day" means any Monday, Tuesday, Wednesday, Thursday or Friday, other than a day on which banks are authorized or required to be closed in California or New York.

          "Borrowing" means a borrowing consisting of simultaneous Advances of the same type.

          "Capital Expenditure" means any expenditure that is treated as a capital expenditure under GAAP, including any expenditure that is required to be capitalized in accordance with GAAP that relates to an asset subject to a Capital Lease.

          "Capital Lease" means, as to any Person, a lease of any Property by that Person as lessee that is, or should be in accordance with GAAP (including Financial Accounting Standards Board Statement No. 13, as amended or superseded from time to time), recorded as a "capital lease" on the balance sheet of that Person prepared in accordance with GAAP.

          "Capital Lease Obligations" means all monetary obligations of a Person under any Capital Lease.

          "Cash" means, when used in connection with any Person, all monetary and non-monetary items owned by that Person that are treated as cash in accordance with GAAP.

          "Cash Equivalents" means, when used in connection with any Person, that Person's Investments in:

               (a) Government Securities due within one year after the date of the making of the Investment;

               (b) readily marketable direct obligations of any State of the United States of America or any political subdivision of any such State or any public agency or instrumentality thereof given on the date of such Investment a credit rating of at least Aa by Moody's or AA by S&P, in each case due within one year from the making of the Investment;

               (c) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by any Lender or any bank incorporated under the Laws of the United States of America, any State thereof or the District of Columbia and having on the date of such Investment combined capital, surplus and undivided profits of at least $250,000,000, or total assets of at least $5,000,000,000, in each case due within one year after the date of the making of the Investment;

               (d) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by any Lender or any branch or office located in the United States of America of a bank incorporated under the Laws of any jurisdiction outside the United States of America having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000, or total assets of at least $15,000,000,000, in each case due within one year after the date of the making of the Investment;

               (e) repurchase agreements covering Government Securities executed by a broker or dealer registered under Section 15(b) of the Securities Exchange Act of 1934, as amended, having on the date of the Investment capital of at least $50,000,000, due within 90 days after the date of the making of the Investment; provided that the maker of the Investment receives written confirmation of the transfer to it of record ownership of the Government Securities on the books of a "primary dealer" in such Government Securities or on the books of such registered broker or dealer, as soon as practicable after the making of the Investment;

               (f) readily marketable commercial paper or other debt Securities issued by corporations doing business in and incorporated under the Laws of the United States of America or any State thereof or of any corporation that is the holding company for a bank described in clause (c) or (d) above given on the date of such Investment a credit rating of at least P-1 by Moody's or A-1 by S&P, in each case due within one year after the date of the making of the Investment;

               (g) "money market preferred stock" issued by a corporation incorporated under the Laws of the United States of America or any State thereof (i) given on the date of such Investment a credit rating of at least Aa by Moody's and AA by S&P, in each case having an investment period not exceeding 50 days or (ii) to the extent that investors therein have the benefit of a standby letter of credit issued by Lender or a bank described in clauses (c) or (d) above; provided that (y) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and (z) the aggregate amount of all such Investments does not exceed $10,000,000;

               (h) a readily redeemable "money market mutual fund" sponsored by a bank described in clause (c) or (d) hereof, or a registered broker or dealer described in clause (e) hereof, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (g) hereof and given on the date of such Investment a credit rating of at least Aa by Moody's and AA by S&P; and

               (i) corporate notes or bonds having an original term to maturity of not more than one year issued by a corporation incorporated under the Laws of the United States of America, or a participation interest therein; provided that (i) commercial paper issued by such corporation is given on the date of such Investment a credit rating of at least Aa by Moody's and AA by S&P, (ii) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and (iii) the aggregate amount of all such Investments does not exceed $10,000,000.

          "Certificate" means a certificate signed by a Senior Officer or Responsible Official (as applicable) of the Person providing the certificate.

          "Change in Control" means any of the following events: (a) the sale, lease, transfer or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Borrower and its Subsidiaries taken as a whole to any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act), (b) Borrower shall fail to own, directly or indirectly, 100% of the outstanding capital stock or other equity interests of any Closing Date Subsidiary, (c) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, 20% or more of the capital stock or other equity interests of Borrower, (d) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24-month period were directors of Borrower (together with any new director whose election by Borrower's board of directors or whose nomination for election by Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of Borrower then in office or (e) any transaction or series of related transactions constituting a

     "change in control" or similar occurrence under documentation evidencing or governing Indebtedness of Borrower and/or any of its Subsidiaries of $1,000,000 or more, which gives the holder(s) of such Indebtedness the right to accelerate or otherwise require payment of such Indebtedness prior to the maturity date thereof. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act.

          "Closing Date" means the time and Banking Day on which the conditions set forth in Section 8.1 are satisfied or waived. The Administrative Agent shall notify Borrower and the Closing Date Lenders of the date that is the Closing Date.

          "Closing Date Lenders" means Wells Fargo, CoBank, ACB, Union Bank of California, N.A., Comerica West Incorporated, Northern Trust Bank of California N.A., and any other lender party to this Agreement as of the Closing Date.

          "Closing Date Subsidiaries" means SCW, American States Utility Services, Inc., a California corporation, and Chaparral City Water Company, an Arizona corporation.

          "Code" means the Internal Revenue Code of 1986, as amended or replaced and as in effect from time to time.

          "Commitment" means with respect to each Lender, the commitment of such Lender to make Advances (expressed as the maximum aggregate amount of the Advances to be made by such Lender hereunder), as such commitment may be
     (a) reduced from time to time pursuant to Section 2.6 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.8. The initial amount of each Lender's Commitment is set forth on Schedule 1.1 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $75,000,000.

          "Compliance Certificate" means a certificate in the form of Exhibit B, properly completed and signed by the president or chief financial officer of Borrower.

          "Continuation," "Continue" and "Continued" each refers to a continuation of Eurodollar Rate Advances from one Eurodollar Period to the next Eurodollar Period pursuant to Section 2.4(c).

          "Contractual Obligation" means, as to any Person, any provision of any outstanding Security issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its Property is bound.

          "Conversion," "Convert" and "Converted" each refers to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.4(a) or 2.4(b).

          "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally.

          "Debt Ratings" means, as of each date of determination, (a) in the event such a credit rating is issued by either Moody's or S&P, the bank debt credit rating assigned to the Indebtedness evidenced by this Agreement by that credit reporting agency, or (b) if no bank debt credit rating is assigned, the most creditworthy credit rating, actual or implicit, assigned to senior unsecured Indebtedness of Borrower by that credit rating agency.

          "Default" means any event that, with the giving of any applicable notice or passage of time specified in Section 9.1, or both, would be an Event of Default.

          "Default Rate" means the interest rate prescribed in Section 3.7.

          "Designated Deposit Account" means a deposit account to be maintained by Borrower with Wells Fargo or one of its Affiliates, as from time to time designated by Borrower by written notification to the Administrative Agent.

          "Designated Eurodollar Market" means, with respect to any Eurodollar Rate Advance, the London Eurodollar Market.

          "Disqualified Stock" means any capital stock, warrants, options or other rights to acquire capital stock (but excluding any debt Security which is convertible, or exchangeable, for capital stock), which, by its terms (or by the terms of any Security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date.

          "Disposition" means the sale, transfer or other disposition (each, a "Transfer") in any single transaction or series of related transactions of any asset, or group of related assets, of Borrower or any Subsidiary other than (a) a Transfer of Cash, Cash Equivalents, Investments (other than Investments in a Subsidiary), Inventory or other assets sold or otherwise disposed of in the ordinary course of business of Borrower or any Subsidiary, (b) a Transfer of equipment sold or otherwise disposed of where substantially similar equipment in replacement thereof has theretofore been acquired, or thereafter within 90 days is acquired, by Borrower or any Subsidiary and (c) a Transfer of obsolete assets no longer useful in the business of Borrower or any Subsidiary whose carrying value on the books of Borrower or such Subsidiary is less than $1,000,000 and (d) a Transfer to Borrower or a wholly-owned Subsidiary of Borrower.

          "Distribution" means, with respect to any equity interest or Security issued by a Person, or any warrant or right to acquire any equity interest or Security of a Person, (a) the retirement, redemption, purchase, or other acquisition for value by such Person of any such equity interest or Security, (b) the declaration or (without duplication) payment by such Person of any dividend in Cash or in Property (other than in common stock or an equivalent equity interest of such Person) on or with respect to any such equity interest or Security, (c) any Investment by such Person in the holder of any such equity interest or Security, and (d) any other payment by such Person constituting a distribution under applicable Laws with respect to such equity interest or Security.

          "Dollars" or "$" means United States of America dollars.

          "EBITDA" means, with respect to any fiscal period, the sum of (a) Net Income for that period, plus (b) any extraordinary loss reflected in such Net Income, minus (c) any extraordinary gain reflected in such Net Income, plus (d) Interest Expense of Borrower and its Subsidiaries for that period, plus (e) the aggregate amount of federal and state taxes on or measured by income of Borrower and its Subsidiaries for that period (whether or not payable during that period), plus (f) depreciation and amortization expense of Borrower and its Subsidiaries for that period, plus (g) all other non-cash, extraordinary expenses of Borrower and its Subsidiaries for that period acceptable to the Requisite Lenders, in each case as determined in accordance with GAAP, consistently applied and, in the case of items (d),
     (e), (f), and (g) only to the extent reflected in the determination of Net Income for that period.

          "Eligible Assignee" means (a) another Lender, (b) with respect to any Lender, any Affiliate of that Lender, (c) any commercial bank having total assets of $250,000,000 or more, (d) any (i) savings bank, savings and loan association, finance company or similar financial institution or entity or
     (ii) insurance company engaged in the business of writing insurance which, in either case (A) has total assets of $250,000,000 or more, (B) is engaged in the business of lending money and extending credit under credit facilities similar to those extended under this Agreement and (C) is operationally and procedurally able to meet the obligations of a Lender hereunder to the same degree as a commercial bank (as reasonably determined by the assigning Lender) and (e) any other financial institution (including a mutual fund or other fund) having total assets of $250,000,000 or more which meets the requirements set forth in subclauses (B) and (C) of clause
     (d) above; provided that each Eligible Assignee must either (x) be organized under the Laws of the United States of America, any State thereof or the District of Columbia or (y) be organized under the Laws of the Cayman Islands or any country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country, and (1) act hereunder through a branch, agency or funding office located in the United States of America and (2) be exempt from withholding of tax on interest and deliver the documents related thereto pursuant to
     Section 11.21.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and any regulations issued pursuant thereto, as amended or replaced and as in effect from time to time.

          "ERISA Affiliate" means, with respect to any Person, any Person (or any trade or business, whether or not incorporated) that is under common control with that Person within the meaning of Section 414 of the Code. "Eurodollar Banking Day" means any Banking Day on which dealings in Dollar deposits are conducted by and among banks in the Designated Eurodollar Market.

          "Eurodollar Base Rate" means with respect to any Eurodollar Rate Advance comprising part of the same Borrowing, the interest rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) at which deposits in Dollars are offered by the Eurodollar Reference Lender to prime banks in the Designated Eurodollar Market at or about 10:00 a.m. local time in the Designated Eurodollar Market, two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period in an aggregate amount approximately equal to the amount of the Advance to be made by the Eurodollar Reference Lender comprising part of such Borrowing and for a period of time comparable to the number of days in the applicable Eurodollar Period. The determination of the Eurodollar Base Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

          "Eurodollar Lending Office" means, as to each Lender, its office or branch so designated by written notice to Borrower and the Administrative Agent as its Eurodollar Lending Office. If no Eurodollar Lending Office is designated by a Lender, its Eurodollar Lending Office shall be its office at its address for purposes of notices hereunder.

          "Eurodollar Market" means a regular established market located outside the United States of America by and among banks for the solicitation, offer and acceptance of Dollar deposits in such banks.

          "Eurodollar Obligations" means eurocurrency liabilities, as defined in Regulation D or any comparable regulation of any Governmental Agency having jurisdiction over any Lender.

          "Eurodollar Period" means, as to each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date specified by Borrower pursuant to Section 2.1(b) and ending 1, 2, 3 or 6 months (or, if available to all Lenders, 9 or 12 months) thereafter, as specified by Borrower in the applicable Request for Borrowing or Request for Continuation/Conversion provided that:

               (a) The first day of any Eurodollar Period shall be a Eurodollar Banking Day;

               (b) Any Eurodollar Period that would otherwise end on a day that is not a Eurodollar Banking Day shall be extended to the immediately succeeding Eurodollar Banking Day unless such Eurodollar Banking Day falls in another calendar month, in which case such Eurodollar Period shall end on the immediately preceding Eurodollar Banking Day; and

               (c) No Eurodollar Period for any Eurodollar Rate Advance shall extend beyond the Maturity Date.

          "Eurodollar Rate" means, with respect to any Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum (rounded upward, if necessary, to the nearest 1/100th of one percent) determined pursuant to the following formula:

          Eurodollar      Eurodollar Base Rate
          Rate        =  -----------------------
                         1.00-Eurodollar Reserve
                               Percentage

          "Eurodollar Rate Advance" means an Advance that bears interest in relation to the Eurodollar Rate as provided in Section 3.1(c).

          "Eurodollar Reference Lender" means Wells Fargo or the Administrative Agent if Wells Fargo is no longer the Administrative Agent.

          "Eurodollar Reserve Percentage" means, with respect to any Eurodollar Rate Advance comprising part of the same Borrowing, the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to the nearest 1/100th of one percent) in effect on the date the Eurodollar Base Rate for the Borrowing of which such Eurodollar Rate Advance is a part is determined (whether or not such reserve percentage is applicable to any Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") having a term comparable to the Eurodollar Period for such Eurodollar Rate Advance. The determination by the Administrative Agent of any applicable Eurodollar Reserve Percentage shall be conclusive in the absence of manifest error.

          "Event of Default" shall have the meaning provided in Section 9.1.

          "Existing Credit Facilities" means, collectively, the credit facilities provided to SCW pursuant to a credit agreement with Union Bank of California, N.A. terminating on May 31, 2002; a credit agreement with Bank of America, N.A. terminating on July 31, 2002; and a credit agreement with Wells Fargo terminating on August 31, 2002 (the "Wells Fargo Existing Credit Facility").

          "Existing Wells Fargo Bank L/Cs" means, collectively, the three (3) letters of credit issued by Wells Fargo for the account of SCW pursuant to the Wells Fargo Existing Credit Facility and further described in Schedule 1.2.

          "Federal Funds Rate" means, as of any date of determination, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such date opposite the caption "Federal Funds (Effective)". If for any relevant date such rate is not yet published in H.15(519), the rate for such date will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such date under the caption "Federal Funds Effective Rate". If on any relevant date the appropriate rate for such date is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such date will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that date by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change.

          "Fiscal Quarter" means any fiscal quarter of Borrower and its Subsidiaries ending on each March 31, June 30, September 30 and December 31.

          "Fiscal Year" means the fiscal year of Borrower and its Subsidiaries ending on each December 31.

          "GAAP" means, as of any date of determination, accounting principles
     (a) set forth as generally accepted in then currently effective Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or (c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects with those applied at prior dates or for prior periods.

          "Government Securities" means readily marketable (a) direct full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America and
     (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

          "Governmental Agency" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof,
     (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body or (c) any court or administrative tribunal of competent jurisdiction.

          "Guaranty Obligation" means, as to any Person, any (a) guarantee by that Person of Indebtedness of, or other obligation performable by, any other Person or (b) assurance given by that Person to an obligee of any other Person with respect to the performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any "keep-well" or other arrangement of whatever nature given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person; provided, however, that the term Guaranty Obligation shall not include endorsements of instruments for deposit or collection or similar arrangements in the ordinary course of business. The amount of any Guaranty Obligation in respect of Indebtedness shall be deemed to be an amount equal to the stated or determinable amount of the related Indebtedness (unless the Guaranty Obligation is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith. The amount of any other Guaranty Obligation shall be deemed to be zero unless and until the amount thereof has been (or in accordance with Financial Accounting Standards Board Statement No. 5 should be) quantified and reflected or disclosed in the consolidated financial statements (or notes thereto) of Borrower and its Subsidiaries.

          "Hazardous Materials" means oil or petrochemical products, poly-chlorinated biphenyls, asbestos, urea formaldehyde, flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials, including any substances considered "hazardous substances," "hazardous wastes," "hazardous materials," "infectious wastes", "pollutant substances", "solid waste" or "toxic substances" under any Hazardous Materials Laws.

          "Hazardous Materials Laws" means all Laws pertaining to the treatment, transportation or disposal of Hazardous Materials on or about any Real Property owned or leased by Borrower or any Subsidiary thereof, or any portion thereof, including without limitation the following: the Federal Water Pollution Control Act (33 U.S.C. Section 1251, et seq.), the Federal Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901, et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) and the Superfund Amendments and Reauthorization Act of 1986, the Hazardous Materials Transportation Act, as amended (44 U.S.C. Section 1801, et seq.), the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., the California Health and Safety

     Code (Section 25100, et seq.), the California Water Code and the California Administrative Code, in each case as such Laws are amended from time to time.

          "Indebtedness" means, as to any Person (without duplication), (a) indebtedness of such Person for borrowed money or for the deferred purchase price of Property (excluding trade and other accounts payable in the ordinary course of business in accordance with ordinary trade terms), including any Guaranty Obligation for any such indebtedness, (b) indebtedness of such Person of the nature described in clause (a) that is non-recourse to the credit of such Person but is secured by assets of such Person, to the extent of the fair market value of such assets as determined in good faith by such Person, (c) Capital Lease Obligations of such Person,
     (d) indebtedness of such Person arising under bankers' acceptance facilities or under facilities for the discount of accounts receivable of such Person, (e) any direct or contingent obligations of such Person under letters of credit issued for the account of such Person and (f) any net obligations of such Person under Interest Rate Protection Agreements.

          "Intangible Assets" means assets that are considered intangible assets under GAAP, including customer lists, goodwill, covenants not to compete, copyrights, trade names, trademarks and patents.

          "Interest Coverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio of (a) EBITDA for the Rolling Period ending on that date, to (b) Interest Expense of Borrower and its Subsidiaries for such Rolling Period.

          "Interest Expense" means, with respect to any Person and as of the last day of any fiscal period, the sum of (a) all interest, fees, charges and related expenses (in each case as such expenses are calculated according to GAAP) paid or payable (without duplication) for that fiscal period by that Person to a lender in connection with borrowed money (including any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered "interest expense" under GAAP plus (b) the portion of rent paid or payable (without duplication) for that fiscal period by that Person under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13.

          "Interest Rate Protection Agreement" means a written agreement between Borrower and one or more financial institutions providing for "swap", "cap", "collar" or other interest rate protection with respect to any Indebtedness.

          "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other Securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership, limited liability company and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested (minus any return of capital with respect to such Investment which has actually been received in Cash or has been converted into Cash), without adjustment for subsequent increases or decreases in the value of such Investment.

          "Issuing Lender" means Wells Fargo, when acting in its capacity as Issuing Lender under any of the Loan Documents (including such other Persons that may act as agent for and on behalf of Wells Fargo) or any successor Issuing Lender.

          "Laws" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

          "Lead Arranger" means Wells Fargo Bank, National Association.

          "Lender" means each Closing Date Lender and each lender that may hereafter become a party to this Agreement pursuant to Section 11.8.

          "Letter of Credit" means any of the standby letters of credit issued by the Issuing Lender under the Revolving Facility pursuant to Section 2.5, either as originally issued or as the same may be supplemented, modified, amended, extended, restated or supplanted.

          "Letter of Credit Agreement" means the standby letter of credit agreement to be executed by Borrower, in the form of Exhibit C, either as originally executed or as it may from time to time be supplemented, modified, amended, extended, restated or supplanted.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable Law of any jurisdiction with respect to any Property.

          "Loan Documents" means, collectively, this Agreement, the Notes, the Letter of Credit Agreement, any Request for Borrowing, any Request for Letter of Credit (and any corresponding application and/or reimbursement agreement with respect to any Letter of Credit), any Compliance Certificate, and any other agreements of any type or nature hereafter executed and delivered by Borrower or any other Party to the Administrative Agent or to any Lender in any way relating to or in furtherance of this Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

          "Margin Stock" means "margin stock" as such term is defined in Regulation U.

          "Material Adverse Effect" means any set of circumstances or events which (a) has had or would reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) has been or would reasonably be expected to be material and adverse to the business, condition (financial or otherwise), prospects or operations of Borrower and its Subsidiaries, taken as a whole, (c) has materially impaired or would reasonably be expected to materially impair the ability of Borrower to perform the Obligations, or (d) has materially impaired or would reasonably be expected to materially impair the ability of Borrower to perform its Obligations under the Loan Documents.

          "Material Contracts" means, collectively, (a) the agreements identified on Schedule 1.3 attached hereto and (b) any other agreement that would, if terminated, materially affect the business, condition (financial or otherwise), prospects or operations of Borrower and its Subsidiaries, taken as a whole.

          "Maturity Date" means the earlier of (a) June 5, 2005 and (b) the termination or cancellation of the Revolving Facility (and all of the Commitments pertaining thereto) pursuant to the terms of this Agreement.

          "Maximum Revolving Credit Amount" means $75,000,000.00.

          "Monthly Payment Date" means the last Banking Day of each calendar month.

          "Moody's" means Moody's Investor Service, Inc. and its successors.

          "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA to which Borrower or any of its ERISA Affiliates contributes, is obligated to contribute or has had an obligation to contribute.

          "Negative Pledge" means a Contractual Obligation which contains a covenant binding on Borrower or any Subsidiary that prohibits Liens on any of its Property, other than (a) any such covenant contained in a Contractual Obligation granting or relating to a particular Lien which affects only the Property that is the subject of such Lien and (b) any such covenant that does not apply to Liens securing the Obligations.

          "Net Income" means, with respect to any fiscal period, the consolidated net income of Borrower and its Subsidiaries for that period, determined in accordance with GAAP, consistently applied.

          "Note" means any of the promissory notes made by Borrower to a Lender evidencing Advances under that Lender's Commitment, substantially in the form of Exhibit D, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

          "Obligations" means all present and future obligations of every kind or nature of Borrower at any time and from time to time owed to the Lenders, the Administrative Agent and/or the Issuing Lender, under any one or more of the Loan

     Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any proceeding under any Debtor Relief Law by or against Borrower.

          "Opinion of Counsel" means the favorable written legal opinion of O'Melveny & Myers LLP, special counsel to Borrower, substantially in the form of Exhibit E.

          "Party" means any Person other than Lenders and/or Administrative Agent, which now or hereafter is a party to any of the Loan Documents.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereof established under ERISA.

          "Pension Plan" means any "pension plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, which is maintained by Borrower or to which Borrower contributes or has or has had an obligation to contribute.

          "Permitted Acquisition" means an Acquisition by Borrower or any whollyowned Subsidiary of Borrower of all or substantially all of the assets of, or all of the capital stock or other equity interests of, an Acquired Person engaged in similar or related line(s) of business as Borrower or any of its Subsidiaries, provided, that:

               (a) if such Acquisition is of all of the capital stock or other equity interests of the Acquired Person, such Acquired Person is merged with and into Borrower or such Subsidiary substantially simultaneously with such party's acquisition of such capital stock or other equity interests or becomes a wholly-owned Subsidiary of Borrower or such Subsidiary;

               (b) in the case of the Acquisition of the capital stock or other equity interest of an Acquired Person, the board of directors (or comparable governing body) of such Acquired Person shall have duly approved such Acquisition;

               (c) Borrower shall have delivered a pro-forma Compliance Certificate for the most recently completed Rolling Period, demonstrating that, upon giving effect to the proposed Acquisition as of the last day of such Rolling Period, Borrower and its Subsidiaries shall be in compliance with the covenants set forth in Sections 6.12 and 6.13;

               (d) such Acquired Person shall have had a positive "EBITDA" for the twelve-month fiscal period immediately preceding the date of such Acquisition (with EBITDA calculated for such Acquired Person in a manner consistent with the calculation of EBITDA for Borrower and its Subsidiaries specified herein);

               (e) at the time of such Acquisition, each of the representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties expressly relate to an earlier date), no Default or Event of Default shall have occurred and remain in effect and after giving effect to such Acquisition, on a pro forma combined basis, (i) no Default of Event of Default would have occurred at any time during the twelve-month fiscal period immediately preceding the date of such Acquisition assuming that such Acquisition had occurred on the first day of such period and (ii) Borrower and its Subsidiaries, on a projected basis, will be in compliance with Section 6.12 and 6.13, as of each of the four Fiscal Quarters ending after the date of the Acquisition, as reflected in updated projections provided by Borrower to the Administrative Agent and the Lenders prior to the effective date of such Acquisition;

               (f) if such Acquisition involves the purchase of an interest in a partnership between Borrower (or a Subsidiary of Borrower) as a general partner and entities unaffiliated with Borrower or such Subsidiary as the other partners, such transaction shall be effected by having such equity interest acquired by a corporate holding company directly or indirectly wholly-owned by Borrower newly formed for the sole purpose of effecting such transaction;

               (g) the Indebtedness assumed or consideration paid or payable in cash in connection with such Acquisition shall not exceed the lesser of (x) $15,000,000 and (y) the fair market value thereof; and

               (h) the Indebtedness assumed or consideration paid or payable in cash in connection with such Acquisition, when taken together with each other Permitted Acquisitions consummated since the Closing Date shall not exceed $25,000,000 in the aggregate.

          "Permitted Capital Asset Indebtedness" means Indebtedness of Borrower and its Subsidiaries consisting of Capital Lease Obligations, or otherwise incurred to finance the purchase or construction of capital assets (which shall be deemed to exist if the Indebtedness is incurred at or within 90 days before or after the purchase or construction of the capital asset), or to refinance any such Indebtedness.

          "Permitted Encumbrances" means:

               (a) Inchoate Liens incident to construction on or maintenance of Property; or Liens incident to construction on or maintenance of Property now or hereafter filed of record for which adequate reserves have been set aside (or deposits made pursuant to applicable Law) and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to an impending risk of loss or forfeiture;

               (b) Liens for taxes and assessments on Property which are not yet past due; or Liens for taxes and assessments on Property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to an impending risk of loss or forfeiture;

               (c) defects and irregularities in title to any Property which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

               (d) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

               (e) easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of Property in or adjacent to a shopping center or similar project affecting Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

               (f) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, the use of any Property;

               (g) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, any right, power, franchise, grant, license, or permit;

               (h) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of Property;

               (i) statutory Liens, other than those described in clauses (a) or
     (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no Property is subject to an impending risk of loss or forfeiture;

               (j) covenants, conditions, and restrictions affecting the use of Property which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

               (k) rights of tenants under leases and rental agreements covering Property entered into in the ordinary course of business of the Person owning such Property;

               (l) Liens consisting of pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

               (m) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business, provided the aggregate value of all such pledges and deposits (excluding the property subject to such lease) in connection with any such lease does not at any time exceed 10% of the annual fixed rentals payable under such lease;

               (n) Liens consisting of deposits of Property to secure bids made with respect to, or performance of, contracts (other than contracts creating or evidencing an extension of credit to the depositor);

               (o) Liens consisting of any right of offset, or statutory bankers' lien, on bank deposit accounts maintained in the ordinary course of business so long as such bank deposit accounts are not established or maintained for the purpose of providing such right of offset or bankers' lien;

               (p) any (i) interest or title of a lessor or sublessor under any lease not prohibited by this Agreement, but only to the extent such interest or title pertains solely to the property leased, (ii) Lien or restriction that the interest or title of such lessor or sublessor may be subject to, or (iii) subordination of the interest of the lessee or sublessee under such lease to any Lien or restriction referred to in the preceding clause (ii), so long as the holder of such Lien or restriction agrees to recognize the rights of such lessee or sublessee under such lease;

               (q) Liens consisting of cash collateralization of letters of credit issued pursuant to the Existing Credit Facilities (other than the Wells Fargo Existing Credit Facility) to the extent required by banks party thereto;

               (r) Liens consisting of deposits of Property to secure statutory obligations of Borrower; and

               (s) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds.

          "Permitted Right of Others" means a Right of Others consisting of (a) an interest (other than a legal or equitable co-ownership interest, an option or right to acquire a legal or equitable co-ownership interest and any interest of a ground lessor under a ground lease), that does not materially impair the fair market value or use of Property for the purposes for which it is or may reasonably be expected to be held, (b) an option or right to acquire a Lien that would be a Permitted Encumbrance or other encumbrance permitted pursuant to Section 6.9, (c) the subordination of a lease or sublease in favor of a financing entity and (d) a license, or similar right, of or to Intangible Assets or other similar Property granted in the ordinary course of business.

          "Person" means any individual or entity, including a trustee, corporation, limited liability company, general partnership, limited partnership, joint stock company, trust, estate, unincorporated organization, business association, firm, joint venture, Governmental Agency, or other entity.

          "Pricing Occurrence" means with respect to any change in the Debt Rating which results in a change in the Applicable Pricing Level, the date which is five (5) Banking Days after the Administrative Agent has received evidence reasonably satisfactory to it of such change.

          "Pricing Period" means (a) the period commencing on the Closing Date and ending on the first Pricing Occurrence to occur thereafter and (b) each subsequent period commencing on the date of a Pricing Occurrence and ending on the next Pricing Occurrence to occur.

          "Prime Rate" means the rate of interest most recently announced within Wells Fargo, at its principal office in San Francisco, California, as its "prime rate." The "prime rate" is one of several base rates used by Wells Fargo and serves as the basis upon which effective rates of interest are calculated for loans and other credits making reference thereto. The "prime rate" is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate. Any change in the Prime Rate shall take effect on the day the change is announced within Wells Fargo.

          "Projections" means the financial projections of Borrower and its Subsidiaries heretofore distributed by or on behalf of Borrower to the Administrative Agent, a true and correct copy of which is attached to the Certificate of Senior Officer described in Section 8.1(a)(7).

          "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

          "Pro Rata Share" of any amount means, with respect to any Lender at any time, the product of (a) a fraction the numerator of which is the amount of such Lender's Commitment (or, if such Commitment shall have expired or been terminated, the amount of such Lender's Advances), and the denominator of which is the aggregate Commitments or Advances, as the case may be, at such time, multiplied by (b) such amount. Schedule 1.1 sets forth the Pro Rata Shares of the Closing Date Lenders as of the Closing Date.

          "Quarterly Payment Date" means each March 31, June 30, September 30 and December 31.

          "Real Property" means, as of any date of determination, all real property then or theretofore owned, leased or occupied by Borrower or any Subsidiary.

          "Regulation D" means Regulation D, as at any time amended, of the Board of Governors of the Federal Reserve System, or any other regulation in substance substituted therefor.

          "Regulation U" means Regulation U, as at any time amended, of the Board of Governors of the Federal Reserve System, or any other regulation in substance substituted therefor.

          "Request for Borrowing" means a written request for a Borrowing substantially in the form of Exhibit F, signed by a Responsible Official of Borrower, and properly completed to provide all information required to be included therein.

          "Request for Continuation/Conversion" means a written request to Continue or Convert a Borrowing substantially in the form of Exhibit G, signed by a Responsible Official of Borrower, and properly completed to provide all information required to be included therein.

          "Request for Letter of Credit" means a written request for a Letter of Credit substantially in the form of Exhibit H, signed by a Responsible Official of Borrower, and properly completed to provide all information required to be included therein.

          "Requirement of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any Law, or judgment, award, decree, writ or determination of a Governmental Agency, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

          "Requisite Lenders" means, (a) as of any date of determination if the Commitments are then in effect, Lenders having in the aggregate more than 50% of such aggregate Commitments, and (b) as of any date of determination if the Commitments have then been terminated and there is then any outstanding Indebtedness evidenced by the Notes, the Swing Line Documents and/or Letters of Credit, Lenders owed or holding in the aggregate more than 50% of then applicable Revolving Credit Facility Usage.

          "Responsible Official" means, as to any Person, (a) when used with reference to a Person other than an individual, a corporate officer of such Person, general partner of such Person, corporate officer of a corporate general partner of such Person, corporate officer of a corporate general partner of a partnership that is a general partner of such Person, manager or managing member (in the case of a Person that is a limited liability company), or any other responsible official thereof duly acting on behalf thereof, and (b) when used with reference to a Person who is an individual, such Person. The Lenders shall be entitled to conclusively rely upon any document or certificate that is signed or executed by a Responsible Official of Borrower or any Subsidiary as having been authorized by all necessary corporate, partnership, limited liability company and/or other action on the part of Borrower or such Subsidiary.

          "Revolving Credit Facility Usage" means, as of any date of determination, the sum of (a) the aggregate principal amount of funded Indebtedness then outstanding under the Notes plus (b) the Aggregate Effective Amount under all outstanding Letters of Credit plus (c) the Swing Line Outstandings.

          "Revolving Facility" means the revolving credit facility provided hereunder in respect of the aggregate Commitments.

          "Right of Others" means, as to any Property in which a Person has an interest, any legal or equitable right, title or other interest (other than a Lien) held by any other Person in that Property, and any option or right held by any other Person to acquire any such right, title or other interest in that Property, including any option or right to acquire a Lien; provided, however, that (a) no covenant restricting the use or disposition of Property of such Person contained in any Contractual Obligation of such Person and (b) no provision contained in a contract creating a right of payment or performance in favor of a Person that conditions, limits, restricts, diminishes, transfers or terminates such right shall be deemed to constitute a Right of Others.

          "Rolling Period" means any period of four consecutive Fiscal Quarters of Borrower and its Subsidiaries.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. and its successors.

          "Sale and Leaseback" means, with respect to any Person, the sale of Property owned by that Person (the "Seller") to another Person (the "Buyer"), together with the substantially concurrent leasing of such Property by the Buyer to the Seller.

          "SCW" means Southern California Water Company, a California corporation and wholly-owned Subsidiary of Borrower.

          "Security" means any capital stock, share, voting trust certificate, bond, debenture, note or other evidence of Indebtedness, limited partnership interest, member interest, or any warrant, option or other right to purchase or acquire any of the foregoing.

          "Senior Officer" means (a) the chief executive officer, (b) the president, (c) any executive vice president, (d) the chief financial officer, (e) the treasurer, or (f) any assistant treasurer, in each case of any Person.

          "Solvent" means, as of any date of determination, and as to any Person, that on such date: (a) the fair valuation of the assets of such Person is greater than the fair valuation of such Person's probable liability in respect of existing debts; (b) such

     Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature; (c) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, which would leave such Person with assets remaining which would constitute unreasonably small capital after giving effect to the nature of the particular business or transaction (including, in the case of Borrower, the transactions occurring on the Closing Date); and (d) such Person is generally paying its debts as they become due. For purposes of the foregoing (1) the "fair valuation" of any assets means the amount realizable within a reasonable time, either through collection or sale, of such assets at their regular market value, which is the amount obtainable by a capable and diligent businessman from an interested buyer willing to purchase such assets within a reasonable time under ordinary circumstances; and (2) the term "debts" includes any legal liability whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent.

          "Special Eurodollar Circumstance" means the application or adoption after the Closing Date of any Law or interpretation, or any change therein or thereof, or any change in the interpretation or administration thereof by any Governmental Agency, central bank or comparable authority charged with the interpretation or administration thereof, or compliance by any Lender or its Eurodollar Lending Office with any request or directive (whether or not having the force of Law) of any such Governmental Agency, central bank or comparable authority.

          "Stockholders' Equity" means, as of any date of determination and with respect to Borrower and its Subsidiaries, the consolidated stockholders' equity of Borrower and its Subsidiaries as of that date determined in accordance with GAAP; provided that there shall be excluded from Stockholders' Equity any amount attributable to Disqualified Stock.

          "Swing Line" means the revolving line of credit established by the Swing Line Lender in favor of Borrower pursuant to Section 2.8.

          "Swing Line Documents" means the promissory note and any other documents executed by Borrower in favor of the Swing Line Lender in connection with the Swing Line.

          "Swing Line Lender" means Wells Fargo.

          "Swing Line Loans" means loans made by the Swing Line Lender to Borrower pursuant to Section 2.8.

          "Swing Line Outstandings" means, as of any date of determination, the aggregate principal Indebtedness of Borrower on all Swing Line Loans then outstanding.

          "Subordinated Obligations" means, as of any date of determination (without duplication), any Indebtedness of Borrower or any Subsidiary on that date which has been subordinated in right of payment to the Obligations in a manner reasonably satisfactory to the Administrative Agent and the Requisite Lenders and contains such other protective terms with respect to senior debt (such as payment blockage) as the Administrative Agent and the Requisite Lenders may reasonably require.

          "Subsidiary" means, as of any date of determination and with respect to any Person, any corporation, limited liability company or partnership (whether or not, in any case, characterized as such or as a "joint venture"), whether now existing or hereafter organized or acquired: (a) in the case of a corporation or limited liability company, of which a majority of the Securities having ordinary voting power for the election of directors or other governing body (other than Securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (b) in the case of a partnership, of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries. Any reference to a "Subsidiary" or "Subsidiaries" shall, unless otherwise provided, be deemed to be a reference to a Subsidiary (or Subsidiaries, as the case may be) of Borrower.

          "Termination Date" means the date on which the Advances and all other Obligations under this Agreement and the other Loan Documents are indefeasibly paid in full, in Cash, and Borrower shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under this Agreement or any of the other Loan Documents.

          "to the best knowledge of" means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by the Person (or, in the case of a Person other than a natural Person, known by a Responsible Official of that Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) would have been known by the Person (or, in the case of a Person other than a natural Person, would have been known by a Responsible Official of that Person).

          "Total Funded Debt" means, as of any date of determination, without duplication, the sum of (a) all principal Indebtedness of Borrower and its Subsidiaries for borrowed money (including Subordinated Obligations and any other subordinated indebtedness, debt Securities issued by Borrower and any of its Subsidiaries, the aggregate principal Indebtedness outstanding under the Notes and the Aggregate Effective Amount of all outstanding Letters of Credit) on that date plus (b) the aggregate amount of the principal portion of all Capital Lease Obligations of Borrower and its Subsidiaries plus (c) any Guaranty Obligations of Borrower and its

     Subsidiaries with respect to the Indebtedness of others of the types referred to in (a) and (b) above.

          "Total Funded Debt Ratio" means, as of the last day of any Fiscal Quarter, the ratio of (a) Total Funded Debt as of such date to (b) the sum of (i) Total Funded Debt as of such date plus Stockholders' Equity as of such date.

          "Type" refers to the distinction between Advances bearing interest at the Alternate Base Rate and Advances bearing interest at the Eurodollar Rate.

          "UCC" means the Uniform Commercial Code as the same may from time to time be enacted and in effect in the State of California; provided that, in the event by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Administrative Agent's or any Lender's Lien on any collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "Wells Fargo" means Wells Fargo Bank, National Association.

          "Wells Fargo Existing Credit Facility" has the meaning specified for such term in the definition of Existing Credit Facilities.

          1.2 Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class.

          1.3 Accounting Terms; Covenant Calculations. All accounting terms not specifically defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, except as otherwise specifically prescribed herein. In the event that GAAP changes during the term of this Agreement such that the covenants contained in Sections 6.12 and 6.13 would then be calculated in a different manner or with different components, (i) Borrower and the Lenders agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP and (ii) Borrower shall be deemed to be in compliance with the covenants contained in the aforesaid Sections if and to the extent that Borrower would have been in compliance therewith under GAAP as in effect immediately prior to such change, but shall have the obligation to deliver each of the materials described in Article 7 to the Administrative Agent and the Lenders, on the dates therein specified, with financial data presented in a manner which conforms with GAAP as in effect immediately prior to such change.

          1.4 Rounding. Any financial ratios required to be maintained by Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

          1.5 Exhibits and Schedules. All Exhibits and Schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

          1.6 References to "Borrower and its Subsidiaries". Any reference herein to "Borrower and its Subsidiaries" or the like shall refer solely to Borrower during such times, if any, as Borrower shall have no Subsidiaries.

          1.7 Miscellaneous Terms. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation.

                                   Article 2.
                         ADVANCES AND LETTERS OF CREDIT

          2.1  Advances-General.

               (a) Subject to the terms and conditions set forth in this Agreement, from time to time on any Banking Day during the period from the Closing Date through the Maturity Date, each Lender severally agrees to make Advances ("Advances") to Borrower under the Revolving Facility in such amounts as Borrower may request provided that, after giving effect to such Advances, (i) Revolving Credit Facility Usage does not exceed the Maximum Revolving Credit Amount and (ii) as to each Lender, such Lender's Pro Rata Share of Revolving Credit Facility Usage does not exceed such Lender's Commitment. All Advances shall be made by the Lenders ratably according to their respective Commitments.

               Within the limits of each Lender's Commitment in effect from time to time and subject to the foregoing, Borrower may borrow under this
     Section 2.1(a), prepay Advances pursuant to Section 3.1 and reborrow under this Section 2.1(a).

               (b) Subject to the next sentence, each Borrowing shall be made pursuant to a Request for Borrowing which shall specify (i) the date of such requested Borrowing, (ii) the Type of Advances comprising such Borrowing, (iii) the amount of such Borrowing, and (iv) in the case of a Borrowing consisting of Eurodollar Rate Advances, the Eurodollar Period therefor. Unless the Administrative Agent has notified, in its sole and absolute discretion, Borrower to the contrary not less than three (3) days prior to the date of any Borrowing, a Borrowing may be requested by telephone by a Responsible Official of Borrower, in which case Borrower shall confirm such request by promptly delivering a Request for Borrowing (conforming to the preceding sentence) in person or by telecopier to the Administrative Agent. The Administrative Agent shall incur no liability whatsoever hereunder in acting upon any telephonic request for a Borrowing purportedly made by a Responsible Official of Borrower, and Borrower hereby agrees to indemnify the Administrative Agent from any loss, cost, expense or liability as a result of so acting.

               (c) Promptly following receipt of a Request for Borrowing, the Administrative Agent shall notify each Lender by telephone or telecopier (and if by telephone, promptly confirmed by telecopier) of the date of the requested Borrowing, the Type of Advances comprising such Borrowing, the Eurodollar Period (if applicable), and the amount corresponding to that Lender's ratable share of the Borrowing. Not later than 1:00 p.m., California time, on the date specified for any Borrowing (which must be a Banking Day), each Lender shall make its ratable share of the Borrowing in immediately available funds available to the Administrative Agent at the Administrative Agent's Office. Upon satisfaction or waiver of the applicable conditions set forth in Article 8, all Advances shall be credited on that date in immediately available funds to the Designated Deposit Account.

               (d) Anything in paragraph (b) above to the contrary notwithstanding, Borrower may not (a) request Alternate Base Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than $500,000 (and any such Borrowing exceeding such minimum amount shall be in an integral multiple of $100,000), provided that the foregoing minimum amount shall not apply to an Alternate Base Rate Advance that causes the aggregate amount borrowed under the Revolving Facility to equal the full amount available for Advances hereunder or Advances pursuant to Section 2.5, or (b) elect Eurodollar Rate Advances for any Borrowing (i) if the aggregate amount of such Borrowing is less than $1,000,000 (and any such Borrowing exceeding such minimum amount shall be in an integral multiple of $500,000) or (ii) if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.4, 3.5 or 3.6.

               (e) The Advances made by each Lender under its Commitment shall be evidenced by that Lender's Note.

               (f) A Request for Borrowing shall be irrevocable upon the Administrative Agent's first notification thereof.

               (g) The Administrative Agent, on behalf of the Lenders, is hereby authorized to make Borrowings available to Borrower upon fulfillment of the applicable conditions set forth in Article 8. Upon fulfillment of such applicable conditions, the proceeds of Borrowings shall either be credited in immediately available funds to the Designated Deposit Account or remitted directly to one or more third parties, as directed by Borrower and approved by the Administrative Agent. The proceeds of any Borrowing consisting of Eurodollar Rate Advances shall be so credited or remitted on the first day of the applicable Eurodollar Period for such Borrowings.

          2.2 Alternate Base Rate Advances. Each request by Borrower for a Borrowing comprised of Alternate Base Rate Advances shall be made pursuant to a Request for Borrowing (or telephonic or other request for Borrowing referred to in the second sentence of Section 2.1(b), if applicable) received by the Administrative Agent, at the Administrative Agent's Office, not later than 11:00 a.m. California time, at least one (1) Banking Day before the requested Borrowing. All Advances shall constitute Alternate Base Rate Advances unless properly designated as a Eurodollar Rate Advance pursuant to Section 2.3 or 2.4.

          2.3  Eurodollar Rate Advances.

               (a) Each request by Borrower for a Borrowing comprised of Eurodollar Rate Advances shall be made pursuant to a Request for Borrowing (or telephonic or other request for Borrowing referred to in the second sentence of Section 2.1(b), if applicable) received by the Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m., California time, at least three (3) Eurodollar Banking Days before the first day of the applicable Eurodollar Period.

               (b) On the date which is two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period, the Administrative Agent shall confirm its determination of the applicable Eurodollar Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrower and the Lenders by telephone or telecopier (and if by telephone, promptly confirmed by telecopier).

               (c) Unless the Administrative Agent and the Requisite Lenders otherwise consent, Eurodollar Rate Advances may not be outstanding under more than five (5) separate Eurodollar Periods at any one time.

               (d) No Borrowing comprised of Eurodollar Rate Advances may be requested during the continuation of a Default or Event of Default.

               (e) Nothing contained herein shall require any Lender to fund any Eurodollar Rate Advance in the Designated Eurodollar Market.

          2.4  Conversion and Continuation of Advances.

               (a) Optional Conversion. Borrower may on any Banking Day, upon notice given to the Administrative Agent not later than 9:00 a.m. (California time) on the third Eurodollar Banking Day prior to the date of a proposed Conversion if the Conversion is into Eurodollar Rate Advances, or one Banking Day prior to the date of a proposed Conversion if the Conversion is into Alternate Base Rate Advances, and subject to the provisions of Sections 3.5 and 3.6, Convert all or any portion of the Advances of one Type outstanding under the Revolving Facility (and, in the case of Eurodollar Rate Advances, having the same Eurodollar Period) into Advances of the other Type under the Revolving Facility; provided that any Conversion of Eurodollar Rate Advances into Alternate Base Rate Advances on other than the last day of a Eurodollar Period for such Eurodollar Rate Advances shall be subject to Section 3.6(e), any Conversion of Alternate Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than $1,000,000 or integral multiples of $500,000 in excess thereof and no Conversion of any Advances shall result in more than five
(5) separate Eurodollar Periods being outstanding under the Revolving Facility. Each such notice of Conversion shall be made pursuant to a Request for Continuation/Conversion and shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the aggregate amount and Type of the Advances (and, in the case of Eurodollar Rate Advances, the Eurodollar Period therefor) to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Eurodollar Period for such Advances. Each request for Conversion shall be irrevocable and binding on Borrower.

               (b) Certain Mandatory Conversions.

                    (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000 such Advances shall automatically Convert into Alternate Base Rate Advances.

                    (ii) If Borrower shall fail to select the duration of any Eurodollar Period for any outstanding Eurodollar Rate Advances in accordance with the provisions contained in Section 2.1(b) and in clause (a) or (c) of this Section 2.4, each such Eurodollar Rate Advance will automatically, on the last day of the then existing Eurodollar Period therefor, Convert into an Alternate Base Rate Advance.

                    (iii) Upon the occurrence and during the continuance of any Event of Default and upon notice from the Administrative Agent to Borrower at the request of the Requisite Lenders, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Eurodollar Period therefor, Convert into an Alternate Base Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, or to Continue, Eurodollar Rate Advances shall be suspended.

               (c) Continuations. Borrower may, on any Eurodollar Banking Day, upon notice given to the Administrative Agent not later than 9:00 a.m. (California time) on the third Eurodollar Banking Day prior to the date of the proposed Continuation and subject to the provisions of Sections 3.5 and 3.6, Continue all or any portion of the Eurodollar Rate Advances outstanding under a Facility having the same Eurodollar Period; provided that any such Continuation shall be made only on the last day of a Eurodollar Period for such Eurodollar Rate Advances, no Continuation of Eurodollar Rate Advances shall be in an amount less than $1,000,000 and no Continuation of any Eurodollar Rate Advances shall result in more than five (5) separate Eurodollar Periods being outstanding under the Revolving Facility. Each such notice of Continuation shall be made pursuant to a Request for Continuation/Conversion and shall, within the restrictions specified above, specify (i) the date of such Continuation, (ii) the aggregate amount and category of, and the Eurodollar Period for, the Advances being Continued and (iii) the duration of the initial Eurodollar Period for the Eurodollar Rate Advances subject to such Continuation. Each notice of Continuation shall be irrevocable and binding on Borrower.

          2.5  Letters of Credit.

               (a) As of the Closing Date, the Existing Wells Fargo Bank L/Cs shall be Letters of Credit for all purposes under this Agreement. Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the Maturity Date, the Issuing Lender shall issue such Letters of Credit under the Revolving Facility for the benefit of Borrower and/or its wholly-owned Subsidiaries as Borrower may request by a Request for Letter of Credit; provided that giving effect to all such Letters of Credit, (i) Revolving Credit Facility Usage does not exceed the Maximum Revolving Credit Amount and (ii) the Aggregate Effective Amount under all outstanding Letters of Credit shall not exceed $15,000,000. Each Letter of Credit shall be in a form reasonably acceptable to the Issuing Lender. Unless the Issuing Lender and the Requisite Lenders otherwise consent, the term of any Letter of Credit shall not exceed 365 days. Unless all the Lenders otherwise consent in a writing delivered to the Administrative Agent, the term of any Letter of Credit shall not extend beyond the Maturity Date. A Request for Letter of Credit shall be irrevocable absent the consent of the Issuing Lender.

               (b) Each Request for Letter of Credit shall be submitted to the Issuing Lender, with a copy to the Administrative Agent, at least three (3) Banking Days prior to the date upon which the related Letter of Credit is proposed to be issued. The Administrative Agent shall promptly notify the Issuing Lender whether such request, and the issuance of a Letter of Credit pursuant thereto, conforms to the requirements of this Agreement. Upon issuance of a Letter of Credit, the Issuing Lender shall promptly notify the Administrative Agent of the amount and terms thereof. Unless the Issuing Lender has notified, in its sole and absolute discretion, Borrower to the contrary not less than three (3) days prior to the date of any Request for Letter of Credit, a Request for Letter of Credit may be delivered to the Issuing Lender by facsimile by a Responsible Official of Borrower, in which case Borrower shall confirm such request by promptly delivering a Request for Letter of Credit (conforming to the preceding sentence) in person to the Issuing Lender. The Issuing Lender shall incur no liability whatsoever hereunder in acting upon any Request for Letter of Credit received by facsimile purportedly made by a Responsible Official of Borrower, and Borrower hereby agrees to indemnify the Issuing Lender from any loss, cost, expense or liability as a result of so acting.

               (c) Upon issuance of a Letter of Credit, each Lender shall be deemed to have purchased a pro rata participation in such Letter of Credit from the Issuing Lender in proportion to that Lender's Pro Rata Share of the Revolving Facility. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed by Borrower for any payment required to be made by the Issuing Lender under any Letter of Credit, each Lender shall, pro rata according to its Pro Rata Share of the Revolving Facility, reimburse the Issuing Lender through the Administrative Agent promptly upon demand for the amount of such payment. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of Borrower to reimburse the Issuing Lender for the amount of any payment made by the Issuing Lender under any Letter of Credit together with interest as hereinafter provided.

               (d) Borrower agrees to pay to the Issuing Lender through the Administrative Agent an amount equal to any payment made by the Issuing Lender with respect to each Letter of Credit within one (1) Banking Day after demand made by the Issuing Lender therefor, together with interest on such amount from the date of any payment made by the Issuing Lender at the rate applicable to Alternate Base Rate Advances under the Revolving Facility for the period commencing on the date of any such payment and continuing through the first Banking Day following such demand and thereafter at the Default Rate. The principal amount of any such payment shall be used to reimburse the Issuing Lender for the payment made by it under the Letter of

     Credit. Each Lender that has reimbursed the Issuing Lender pursuant to
     Section 2.5(c) for its Pro Rata Share of any payment made by the Issuing Lender under a Letter of Credit shall thereupon acquire a pro rata participation, to the extent of such reimbursement, in the claim of the Issuing Lender against Borrower under this Section 2.5(d) and shall share, in accordance with that pro rata participation, in any payment made by Borrower with respect to such claim. Upon receipt of any such reimbursement from Borrower, the Issuing Lender shall pay to the Administrative Agent, for the ratable benefit of those Lenders that had reimbursed the Issuing Lender pursuant to Section 2.5(c) for their respective Pro Rata Shares of any payment made by the Issuing Lender under a Letter of Credit to which such reimbursement applies, the amount of such reimbursement.

               (e) Borrower may, pursuant to a Request for Borrowing, request that Advances be made pursuant to Section 2.1(a) to provide funds for the payment required by Section 2.5(d). The proceeds of such Advances shall be paid directly to the Issuing Lender to reimburse it for the payment made by it under the Letter of Credit.

               (f) If Borrower fails to make the payment required by Section 2.5(d) within the time period therein set forth, in lieu of the reimbursement to the Issuing Lender under Section 2.5(c) the Issuing Lender may (but is not required to), without notice to or the consent of Borrower, instruct the Administrative Agent to cause Advances to be made by the Lenders under the Revolving Facility in an aggregate amount equal to the amount paid by the Issuing Lender with respect to that Letter of Credit and, for this purpose, the conditions precedent set forth in Article 8 shall not apply. The proceeds of such Advances shall be paid to the Issuing Lender to reimburse it for the payment made by it under the Letter of Credit.

               (g) The issuance of any supplement, modification, amendment, renewal, or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

               (h) The obligation of Borrower to pay to the Issuing Lender the amount of any payment made by the Issuing Lender under any Letter of Credit shall be absolute, unconditional, and irrevocable, subject only to performance by the Issuing Lender of its obligations to Borrower under
     Section 5108 of the UCC. Without limiting the foregoing, Borrower's obligations shall not be affected by any of the following circumstances:

                    (i) any lack of validity or enforceability of the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                    (ii) any amendment or waiver of or any consent to departure from the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, with the written consent of Borrower executed by a Responsible Official of Borrower;

                    (iii) the existence of any claim, setoff, defense, or other rights that Borrower may have at any time against the Issuing Lender, the Administrative Agent or any Lender, any beneficiary of the Letter of Credit (or any Persons for whom any such beneficiary may be acting) or any other Person, whether in connection with the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, or any unrelated transactions;

                    (iv) any demand, statement, or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document reasonably appeared to comply with the terms of the Letter of Credit;

                    (v) payment by the Issuing Lender in good faith under the Letter of Credit against presentation of a draft or any accompanying document which does not strictly comply with the terms of the Letter of Credit;

                    (vi) the existence, character, quality, quantity, condition, packing, value or delivery of any Property purported to be represented by documents presented in connection with any Letter of Credit or for any difference between any such Property and the character, quality, quantity, condition, or value of such Property as described in such documents;

                    (vii) the time, place, manner, order or contents of shipments or deliveries of Property as described in documents presented in connection with any Letter of Credit or the existence, nature and extent of any insurance relative thereto;

                    (viii) the solvency or financial responsibility of any party issuing any documents in connection with a Letter of Credit;

                    (ix) any failure or delay in notice of shipments or arrival of any Property;

                    (x) any error in the transmission of any message relating to a Letter of Credit not caused by the Issuing Lender, or any delay or interruption in any such message;

                    (xi) any error, neglect or default of any correspondent of the Issuing Lender in connection with a Letter of Credit;

                    (xii) any consequence arising from acts of God, war, insurrection, civil unrest, disturbances, labor disputes, emergency conditions or other causes beyond the control of the Issuing Lender; and

                    (xiii) so long as the Issuing Lender in good faith determines that the contract or document appears to comply with the terms of the Letter of

          Credit, the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to the Issuing Lender in connection with a Letter of Credit.

          Notwithstanding anything to the contrary contained in this Section 2.5(h), Borrower shall retain any and all rights it may have against the Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

               (i) The Issuing Lender shall be entitled to the protection accorded to the Administrative Agent pursuant to Section 10.6 (subject to the standards set forth therein), mutatis mutandis.

               (j) The Uniform Customs and Practice for Documentary Credits, as published in its most current version by the International Chamber of Commerce, shall be deemed a part of this Section and shall apply to all Letters of Credit to the extent not inconsistent with applicable Law.

          2.6  Termination or Reduction of the Commitments.

               (a) Optional. Borrower may at any time or from time to time, upon not less than three (3) Banking Days' notice to the Administrative Agent, terminate in whole or reduce in part the Commitments, provided that each partial reduction of the Commitments shall be in an aggregate amount of $1,000,000 or an integral multiple of $500,000 in excess thereof.

               (b) Mandatory. The Commitments shall be automatically and permanently reduced to zero on the Maturity Date.

               (c) Reduction Pro Rata; No Reinstatements. Each reduction of the Commitments shall be applied to the respective Commitments of the Lenders according to their respective Pro Rata Shares. Commitments once terminated or reduced may not be reinstated.

          2.7 Administrative Agent's Right to Assume Funds Available for Advances. Unless the Administrative Agent shall have been notified by any relevant Lender no later than 10:00 a.m., California time, on the Banking Day of the proposed funding by the Administrative Agent of any Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of the total amount of such Borrowing, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of the Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If the Administrative Agent has made funds available to Borrower based on such assumption and such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent promptly shall notify Borrower and Borrower shall pay such corresponding amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover from such Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the daily Federal Funds Rate. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitments or to prejudice any rights which the Administrative Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

          2.8  Swing Line.

               (a) The Swing Line Lender shall from time to time from the Closing Date through the day prior to the Maturity Date make Swing Line Loans to Borrower in such amounts as Borrower may request, provided that
     (a) after giving effect to such Swing Line Loan, Revolving Credit Facility Usage does not exceed the Maximum Revolving Credit Amount, (b) after giving effect to such Swing Line Loan, the Swing Line Outstandings do not exceed $5,000,000 and/or, (c) without the consent of all of the Lenders, no Swing Line Loan may be made during the continuation of an Event of Default if written notice of such Event of Default shall have been provided to Swing Line Lender by the Administrative Agent or a Lender sufficiently in advance of the making of such Swing Line Loan. Borrower may borrow, repay and reborrow under this Section. Borrowings under the Swing Line may be made in amounts which are integral multiples of $100,000 (or the remaining availability under the Swing Line) upon telephonic request by a Responsible Official of Borrower made to the Administrative Agent not later than 2:00 p.m., California time, on the Banking Day of the requested borrowing (which telephonic request shall be promptly confirmed in writing by telecopier or electronic mail). Promptly after receipt of such a request for borrowing, the Administrative Agent shall provide telephonic verification to the Swing Line Lender that, after giving effect to such request, availability for Loans will exist under Section 2.1(a) (and such verification shall be promptly confirmed in writing by telecopier or electronic mail). Each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $100,000 (or the Swing Line Outstandings). Borrower shall notify the Swing Line Lender of its intention to make a repayment of a Swing Line Loan not later than 1:00 p.m. California time on the date of repayment. If Borrower instructs the Swing Line Lender to debit its demand deposit account at the Swing Line Lender in the amount of any payment with respect to a Swing Line Loan, or the Swing Line Lender otherwise receives repayment, after 3:00 p.m., California time, on a Banking Day, such payment shall be deemed received on the next Banking Day. The Swing Line Lender shall promptly notify the Administrative Agent of the Swing Loan Outstandings each time there is a change therein.

               (b) Swing Line Loans shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate plus the Applicable Alternate Base Rate Margin. Interest shall be payable on such dates, not more frequent than monthly, as may be specified by the Swing Line Lender and in any event on the Maturity Date. The Swing Line Lender shall be responsible for invoicing Borrower for such interest. The interest payable on Swing Line Loans is solely for the account of the Swing Line Lender (subject to clause (d) below).

               (c) Subject to subsection (e) below, the principal amount of all Swing Line Loans shall be due and payable on the earlier of (i) the maturity date agreed to by the Swing Line Lender and Borrower with respect to such loan (which maturity date shall not be a date more than ten (10) consecutive Banking Days from the date of advance thereof) or (ii) the Maturity Date.

               (d) Upon the making of a Swing Line Loan, each Lender shall be deemed to have purchased from the Swing Line Lender a participation therein in an amount equal to that Lender's Pro Rata Share of the Revolving Facility times the amount of the Swing Line Loan. Upon demand made by the Swing Line Lender, each Lender shall, according to its Pro Rata Share of the Revolving Facility, promptly provide to the Swing Line Lender its purchase price therefor in an amount equal to its participation therein. The obligation of each Lender to so provide its purchase price to the Swing Line Lender shall be absolute and unconditional (except only demand made by the Swing Line Lender) and shall not be affected by the occurrence of a Default or Event of Default; provided that no Lender shall be obligated to purchase its Pro Rata Share of (i) Swing Line Loans to the extent that, after giving effect to such Swing Line Loan, Revolving Credit Facility Usage exceeds the Maximum Revolving Credit Amount, (ii) Swing Line Loans to the extent that, after giving effect to such Swing Line Loan, Swing Line Outstandings exceed $5,000,000 and (iii) any Swing Line Loan made (absent the consent of all of the Lenders) during the continuation of an Event of Default if written notice of such Event of Default shall have been provided to Swing Line Lender by the Administrative Agent or a Lender sufficiently in advance of the making of such Swing Line Loan. Each Lender that has provided to the Swing Line Lender the purchase price due for its participation in Swing Line Loans shall thereupon acquire a pro rata participation, to the extent of such payment, in the claim of the Swing Line Lender against Borrower for principal and interest and shall share, in accordance with that pro rata participation, in any principal payment made by Borrower with respect to such claim and in any interest payment made by Borrower (but only with respect to periods subsequent to the date such Lender paid the Swing Line Lender its purchase price) with respect to such claim.

               (e) In the event that any Swing Line Loan remains outstanding for ten (10) consecutive Banking Days, then on the next Banking Day (unless Borrower has made other arrangements acceptable to the Swing Line Lender to repay such Swing Line Loan, in full), Borrower shall request a Loan pursuant to Section 2.1(a) sufficient to repay the aggregate principal amount of such Swing Line Loan together with any and all accrued and unpaid interest with respect thereto. In addition, the

     Swing Line Lender may, at any time, in its sole discretion, by written notice to Borrower and the Lenders, demand payment of the Swing Line Loans by way of a Advance in the full amount or any portion of the Swing Line Outstandings. In each case, the Administrative Agent shall automatically provide the responsive Advances made by each Lender to the Swing Line Lender (which the Swing Line Lender shall then apply to the Swing Line Outstandings). In the event that Borrower fails to request a Loan within the time specified by Section 2.2 on any such date, the Administrative Agent may, but is not required to, without notice to or the consent of Borrower, cause Alternate Base Rate Advances to be made by the Lenders under the Revolving Facility in amounts which are sufficient to reduce the Swing Line Outstandings as required above. The proceeds of such Advances shall be paid directly to the Swing Line Lender for application to the Swing Line Outstandings.

                                   Article 3.
                                PAYMENTS AND FEES

          3.1 Principal and Interest.

               (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Advance from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth or provided for herein before and after Default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest at the Default Rate to the fullest extent permitted by applicable Laws.

               (b) Interest accrued on each Alternate Base Rate Advance shall be due and payable on each Monthly Payment Date. Except as otherwise provided in Section 3.7, the unpaid principal amount of any Alternate Base Rate Advance shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate plus the Applicable Alternate Base Rate Margin. Each change in the interest rate under this Section 3.1(b) due to a change in the Alternate Base Rate shall take effect simultaneously with the corresponding change in the Alternate Base Rate.

               (c) Interest accrued on each Eurodollar Rate Advance which is for a term of three months or less shall be due and payable on the last day of the related Eurodollar Period. Interest accrued on each other Eurodollar Rate Advance shall be due and payable on the date which is three months after the date such Eurodollar Rate Advance was made (and, in the event that all of the Lenders have approved a Eurodollar Period of longer than six months, every three months thereafter through the last day of the Eurodollar Period) and on the last day of the related Eurodollar Period. Except as otherwise provided in Section 3.7, the unpaid principal amount of any Eurodollar Rate Advance shall bear interest at a rate per annum equal to the Eurodollar Rate for that Eurodollar Rate Advance plus the Applicable Eurodollar Rate Margin.

               (d) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable as follows:

                    (i) the amount, if any, by which the principal Indebtedness evidenced by the Notes at any time exceeds the Maximum Revolving Credit Amount shall be payable immediately; and

                    (ii) the principal Indebtedness evidenced by the Notes shall in any event be payable on the Maturity Date.

               (e) The principal Indebtedness evidenced by the Notes may, at any time and from time to time, voluntarily be paid or prepaid in whole or in part without premium or penalty, except that with respect to any voluntary prepayment under this subsection, (i) any partial prepayment shall be not less than $1,000,000 and shall be an integral multiple of $500,000, except as provided in
     Section 2.8(a), (ii) the Administrative Agent shall have received written notice of any prepayment by 9:00 a.m. California time on the date that is
     (x) in the case of a Eurodollar Rate Advance three (3) Banking Days before the date of prepayment unless the prepayment is of a Eurodollar Rate Advance to be made at the end of its applicable Eurodollar Period and (y) in the case of an Alternate Base Rate Advance or a prepayment of a Eurodollar Rate Advance made at the end of its applicable Eurodollar Period, one (1) Banking Day before the date of prepayment, which notice shall identify the date and amount of the prepayment and the Advance(s) being prepaid, (iii) each prepayment of principal on any Eurodollar Rate Advance shall be accompanied by payment of interest accrued to the date of payment on the amount of principal paid, and (iv) any payment or prepayment of all or any part of any Eurodollar Rate Advance on a day other than the last day of the applicable Eurodollar Period shall be subject to Section 3.6(e).

          3.2 Unused Revolving Facility Commitment Fee. From the Closing Date through the Maturity Date, Borrower shall pay to the Administrative Agent, for the ratable accounts of the applicable Lenders in accordance with their respective Pro Rata Shares, a commitment fee equal to the Applicable Commitment Fee Margin times the average daily amount by which the Maximum Revolving Credit Amount exceeds the sum of (a) the aggregate principal amount of funded Indebtedness then outstanding under the Notes plus (b) the Aggregate Effective Amount under all outstanding Letters of Credit. The commitment fee shall be payable quarterly in arrears on each Quarterly Payment Date.

          3.3  Closing Fees; Arrangement Fee; Agency Fee etc.

               (a) On the Closing Date, Borrower shall pay to the Closing Date Lenders, through the Administrative Agent, the closing fees in the amount heretofore agreed upon by letter agreement among Borrower and each Closing Date Lender. All such fees shall be fully earned when paid and shall be non-refundable.

               (b) On the date of the execution hereof, Borrower shall pay to the Administrative Agent, for the sole account of the Lead Arranger, an arrangement fee in the amount heretofore agreed upon by letter agreement between Borrower and the Lead Arranger. Such arrangement fee is for the services of the Lead Arranger in arranging the credit facility under this Agreement, is fully earned as of the date hereof and is nonrefundable.

               (c) Borrower shall pay to the Administrative Agent an annual agency fee in such amounts and at such times as heretofore agreed upon by letter agreement between Borrower and the Administrative Agent. The agency fee is for the services to be performed by the Administrative Agent in acting as Administrative Agent and is fully earned on the date paid. The agency fee paid to the Administrative Agent is solely for its own account and is nonrefundable.

          3.4 Letter of Credit Fees. With respect to each Letter of Credit, Borrower shall pay the following fees:

               (a) concurrently with the issuance of each Letter of Credit and on each Quarterly Payment Date thereafter so long as such Letter of Credit shall remain outstanding, to the Administrative Agent for the ratable accounts of the Lenders in accordance with their respective Pro Rata Shares, a standby letter of credit fee in an amount equal to the product of the then Applicable Letter of Credit Fee Rate times the then outstanding undrawn amount of such Letter of Credit, for the period commencing on such payment date and ending on the next succeeding Quarterly Payment Date or for the remaining term of such Letter of Credit, whichever is shorter; provided, however, that the applicable standby letter of credit fee payable in connection with the original issuance of any Letter of Credit (and on each anniversary date thereof if such Letter of Credit is renewed or extended) shall be no less than $350; and

               (b) concurrently with the issuance of each Letter of Credit, and on each Quarterly Payment Date thereafter so long as such Letter of Credit shall remain outstanding, to the Issuing Lender for its own account, a fronting fee equal to 0.125% (12.5 basis points) per annum on the daily average stated amount of such Letter of Credit.

In addition to the foregoing, in connection with a Letter of Credit and activity relating thereto, Borrower also shall pay amendment, transfer, issuance, negotiation and such other fees as the Issuing Lender normally charges, in the amounts set forth from time to time as the Issuing Lender's published scheduled fees for such services. Each of the fees payable with respect to Letters of Credit under this Section is earned when due and is nonrefundable.

          3.5 Increased Commitment Costs. If any Lender shall determine in good faith that the introduction after the Closing Date of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any central bank or other Governmental Agency charged with the interpretation or administration thereof, or compliance by such Lender (or its Eurodollar Lending Office) or any corporation controlling such Lender, with any request, guideline or directive regarding capital adequacy (whether or not having the force of Law) of any such central bank or other authority not imposed as a result of such Lender's or such corporation's failure to comply with any other Laws, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines in good faith that the amount of such capital is increased, or the rate of return on capital is reduced, as a consequence of its obligations under this Agreement, then, within five (5) days after demand of such Lender, Borrower shall pay to such Lender, from time to time as specified in good faith by such Lender, additional amounts sufficient to compensate such Lender in light of such circumstances, to the extent reasonably allocable to such obligations under this Agreement, provided that Borrower shall not be obligated to pay any such amount which arose prior to the date which is 180 days preceding the date of such demand or is attributable to periods prior to the date which is 180 days preceding the date of such demand. Each Lender's determination of such amounts shall be conclusive in the absence of manifest error.

          3.6  Eurodollar Costs and Related Matters.

               (a) In the event that any Governmental Agency imposes on any Lender any reserve or comparable requirement (including any emergency, supplemental or other reserve) with respect to the Eurodollar Obligations of that Lender, other than the Eurodollar Reserve Percentage, Borrower shall pay that Lender within five (5) days after demand all amounts necessary to compensate such Lender (determined as though such Lender's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advances in the Designated Eurodollar Market) in respect of the imposition of such reserve requirements (provided that Borrower shall not be obligated to pay any such amount which arose prior to the date which is 180 days preceding the date of such demand or is attributable to periods prior to the date which is 180 days preceding the date of such demand). Any Lender's determination of such amount shall be conclusive in the absence of manifest error.

               (b) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance:

                    (i) shall subject any Lender or its Eurodollar Lending Office to any tax, duty or other charge or cost with respect to any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Advances or its obligation to make Eurodollar Rate Advances, or shall change the basis of taxation of payments to any Lender attributable to the principal of or interest on any Eurodollar Rate Advance or any other amounts due under this Agreement in respect of any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Advances or its obligation to make Eurodollar Rate Advances, excluding (A) taxes imposed on or measured in whole or in part by its overall net income by (1) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (2) any jurisdiction (or political subdivision thereof) in which it is "doing business" and (B) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrower with the appropriate form or forms required by Section 11.21, to the extent such forms are then required by applicable Laws;

                    (ii) shall impose, modify or deem applicable any reserve not applicable or deemed applicable on the date hereof (including any reserve imposed by the Board of Governors of the Federal Reserve System (other than the Eurodollar Reserve Percentage), special deposit, capital or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Lender or its Eurodollar Lending Office); or

                    (iii) shall impose on any Lender or its Eurodollar Lending Office or the Designated Eurodollar Market any other condition affecting any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Advances, its obligation to make Eurodollar Rate Advances or this Agreement, or shall otherwise affect any of the same;

     and the result of any of the foregoing, as determined in good faith by such Lender, increases the cost to such Lender or its Eurodollar Lending Office of making or maintaining any Eurodollar Rate Advance or in respect of any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Advances or its obligation to make Eurodollar Rate Advances or reduces the amount of any sum received or receivable by such Lender or its Eurodollar Lending Office with respect to any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Advances or its obligation to make Eurodollar Rate Advances (assuming such Lender's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advances in the Designated Eurodollar Market), then, within five (5) Banking Days after demand by such Lender (with a copy to the Administrative Agent), Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction (determined as though such Lender's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advances in the Designated Eurodollar Market); provided that Borrower shall not be obligated to pay any such amount which arose prior to the date which is 180 days preceding the date of such demand or is attributable to periods prior to the date which is 180 days preceding the date of such demand. A statement of any Lender claiming compensation under this subsection shall be conclusive in the absence of manifest error.

               (c) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance shall, in the good faith opinion of any Lender, make it unlawful or impossible for such Lender or its Eurodollar Lending Office to make, maintain or fund its portion of any Borrowing consisting of Eurodollar Rate Advances, or materially restrict the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the Designated Eurodollar Market, or to determine or charge interest rates based upon the Eurodollar Rate, then such Lender's obligation to make Eurodollar Rate Advances shall be suspended for the duration of such illegality or impossibility and the Administrative Agent forthwith shall give notice thereof to the other Lenders and Borrower. Upon receipt of such notice, the outstanding principal amount of such Lender's affected Eurodollar Rate Advances, together with accrued interest thereon, automatically shall be converted to Alternate Base Rate Advances on either
     (i) the last day of the Eurodollar Period(s) applicable to such Eurodollar Rate Advances if such Lender may lawfully continue to maintain and fund such Eurodollar Rate Advances to such day(s) or (ii) immediately if such Lender may not lawfully continue to fund and maintain such Eurodollar Rate Advances to such day(s). Each Lender agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will cause such Lender to notify Borrower as set forth in the first sentence of this Section, and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. In the event that any Lender is unable, for the reasons set forth above, to make, maintain or fund any Eurodollar Rate Advance, such Lender shall fund such Eurodollar Dollar Rate Advance as an Alternate Base Rate Advance for the same period of time, and such amount shall be treated in all respects as an Alternate Base Rate Advance. In the event that any Lender's obligation to make Eurodollar Rate Advances has been suspended under this Section, such Lender shall promptly notify the Administrative Agent and Borrower of the cessation of the Special Eurodollar Circumstance which gave rise to such suspension.

               (d) If, with respect to any proposed Borrowing comprised of Eurodollar Rate Advances:

                    (i) the Administrative Agent reasonably determines that, by reason of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Lenders, deposits in Dollars (in the applicable amounts) are not being offered to any Lender in the Designated Eurodollar Market for the applicable Eurodollar Period; or

                    (ii) the Requisite Lenders advise the Administrative Agent that the Eurodollar Rate as determined by the Administrative Agent (A) does not represent the effective pricing to such Lenders for deposits in Dollars in the Designated Eurodollar Market in the relevant amount for the applicable Eurodollar Period, or (B) will not adequately and fairly reflect the cost to such Lenders of making the applicable Eurodollar Rate Advances;

     then the Administrative Agent forthwith shall give notice thereof to Borrower and the Lenders, whereupon until the Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Lenders to make any future Eurodollar Rate Advances shall be suspended.

               (e) Upon payment or prepayment of any Eurodollar Rate Advance on a day other than the last day in the applicable Eurodollar Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), or upon the failure of Borrower (for a reason other than the breach by a Lender of its obligation pursuant to Section 2.1(a)) to borrow on the date or in the amount specified for a Borrowing comprised of Eurodollar Rate Advances in any Request for Borrowing, Borrower shall pay to the appropriate Lender within five (5) Banking Days after demand a prepayment fee or failure to borrow fee, as the case may be (determined as though 100% of the Eurodollar Rate Advance had been funded in the Designated Eurodollar Market) equal to the sum of:

                    (1) the amount, if any, by which (i) the additional interest would have accrued on the amount prepaid or not borrowed at the Eurodollar Rate plus the Applicable Eurodollar Rate Margin if that amount had remained or been outstanding through the last day of the applicable Eurodollar Period exceeds (ii) the interest that such Lender could recover by placing such amount on deposit in the Designated Eurodollar Market for a period beginning on the date of the prepayment or failure to borrow and ending on the last day of the applicable Eurodollar Period (or, if no deposit rate quotation is available for such period, for the most comparable period for which a deposit rate quotation may be obtained); plus

                    (2) all out-of-pocket expenses incurred by such Lender reasonably attributable to such payment, prepayment or failure to borrow.

     Each Lender's determination of the amount of any prepayment fee payable under this Section shall be conclusive in the absence of manifest error.

               (f) Each Lender agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will entitle such Lender to compensation pursuant to clause (a) or clause (b) of this Section, and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. Any request for compensation by a Lender under this Section shall set forth the basis upon which it has been determined that such an amount is due from Borrower, a calculation of the amount due, and a certification that the corresponding costs have been incurred by such Lender.

          3.7 Late Payments and Default Rate. If any installment of principal or interest or any fee or cost or other amount payable under any Loan Document to the Administrative Agent or any Lender is not paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the interest rate otherwise applicable thereto hereunder (or, if no interest rate is otherwise applicable thereto hereunder, the Alternate Base
Rate) plus 2.00% (the "Default Rate"), to the fullest extent permitted by applicable Laws. While any Event of Default exists or after acceleration, at the option of the Requisite Lenders, Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by Law) on the principal amount of all outstanding Obligations, at the Default Rate, to the fullest extent permitted by Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be compounded monthly, on the last day of each calendar month, to the fullest extent permitted by applicable Laws.

          3.8 Computation of Interest and Fees. Computation of interest on Alternate Base Rate Advances calculated with reference to the Prime Rate shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed; computation of interest on Alternate Base Rate Advances calculated by reference to the Federal Funds Rate, and on Eurodollar Rate Advances and all fees under this Agreement shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Borrower acknowledges that such latter calculation method will result in a higher yield to the Lenders than a method based on a year of 365 or 366 days. Interest shall accrue on each

Advance for the day on which the Advance is made; interest shall not accrue on an Advance, or any portion thereof, for the day on which the Advance or such portion is paid. Any Advance that is repaid on the same day on which it is made shall bear interest for one day. Notwithstanding anything in this Agreement to the contrary, interest in excess of the maximum amount permitted by applicable Laws shall not accrue or be payable hereunder or under the Notes, and any amount paid as interest hereunder or under the Notes which would otherwise be in excess of such maximum permitted amount shall instead be treated as a payment of principal.

          3.9 Non-Banking Days. If any payment to be made by Borrower or any other Party under any Loan Document shall come due on a day other than a Banking Day, payment shall instead be considered due on the next succeeding Banking Day and the extension of time shall be reflected in computing interest and fees.

          3.10 Manner and Treatment of Payments.

               (a) Each payment hereunder (except payments pursuant to Sections 3.4, 3.5, 11.3, 11.11 and 11.21) or on the Notes or under any other Loan Document shall be made to the Administrative Agent at the Administrative Agent's Office, in immediately available funds not later than 11:00 a.m. California time, on the day of payment (which must be a Banking Day). All payments received after such time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. The amount of all payments received by the Administrative Agent for the account of each Lender shall be immediately paid by the Administrative Agent to the applicable Lender in immediately available funds and, if such payment was received by the Administrative Agent by 11:00 a.m., California time, on a Banking Day and not so made available to the account of a Lender on that Banking Day, the Administrative Agent shall reimburse that Lender for the cost to such Lender of funding the amount of such payment at the Federal Funds Rate. All payments shall be made in lawful money of the United States of America.

               (b) Borrower hereby authorizes the Administrative Agent to debit the Designated Deposit Account to effect any payment due to the Lenders or the Administrative Agent pursuant to this Agreement. Any resulting overdraft in the Designated Deposit Account shall be payable by Borrower to the Administrative Agent on the next following Banking Day.

               (c) Each payment or prepayment on account of any Borrowing shall be applied pro rata according to the outstanding Advances made by each Lender comprising such Borrowing.

               (d) Each Lender shall use its best efforts to keep a record (in writing or by an electronic data entry system) of Advances made by it and payments received by it with respect to its Note and, subject to Section 10.6(g), such record shall, as against Borrower, be presumptive evidence of the amounts owing.

     Notwithstanding the foregoing sentence, the failure by any Lender to keep such a record shall not affect Borrower's obligation to pay the Obligations.

               (e) Each payment of any amount payable by Borrower or any other Party to any Lender under this Agreement or any other Loan Document shall be made free and clear of, and without reduction by reason of, any taxes, assessments or other charges imposed by any Governmental Agency, central bank or comparable authority, excluding (i) taxes imposed on or measured in whole or in part by its overall net income and franchise taxes imposed in lieu of net income taxes by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business" and (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrower with the appropriate form or forms required by Section 11.21, to the extent such forms are then required by applicable Laws (all such non-excluded taxes, assessments or other charges being hereinafter referred to as "Taxes"). To the extent that Borrower is obligated by applicable Laws to make any deduction or withholding on account of Taxes from any amount payable to any Lender under this Agreement, Borrower shall (1) make such deduction or withholding and pay the same to the relevant Governmental Agency and (2) pay such additional amount to that Lender as is necessary to result in that Lender's receiving a net after-Tax amount equal to the amount to which that Lender would have been entitled under this Agreement absent such deduction or withholding. If and when receipt of such payment results in an excess payment or credit to that Lender on account of such Taxes, that Lender shall promptly refund such excess to Borrower.

          3.11 Funding Sources. Nothing in this Agreement shall be deemed to obligate any Lender to obtain the funds for any Advance in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Advance in any particular place or manner.

          3.12 Failure to Charge Not Subsequent Waiver. Any decision by the Administrative Agent or any Lender not to require payment of any interest (including interest arising under Section 3.7), fee, cost or other amount payable under any Loan Document, or to calculate any amount payable by a particular method, on any occasion shall in no way limit or be deemed a waiver of the Administrative Agent's or such Lender's right to require full payment of any interest (including interest arising under Section 3.7), fee, cost or other amount payable under any Loan Document, or to calculate an amount payable by another method that is not inconsistent with this Agreement, on any other or subsequent occasion, except as provided in Sections 3.5 and 3.6.

          3.13 Administrative Agent's Right to Assume Payments Will be Made. Unless the Administrative Agent shall have been notified by Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment (or otherwise cause sufficient funds to be available in the Designated Deposit Account for debit pursuant to
Section 3.10(b)), the Administrative Agent may, in its discretion, assume that Borrower has remitted such payment (or caused funds sufficient to make such payment to be available) when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Lender on such payment date, an amount equal to such Lender's share of such assumed payment. If Borrower has not in fact remitted such payment (or caused funds sufficient to make such payment to be available) to the Administrative Agent, each Lender shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent at the Federal Funds Rate.

          3.14 Fee Determination Detail. The Administrative Agent, and any Lender, shall provide reasonable detail to Borrower regarding the manner in which the amount of any payment to the Administrative Agent and the Lenders, or that Lender, under Article 3 has been determined, concurrently with demand for such payment.

          3.15 Survivability. All of Borrower's obligations under Sections 3.4 and 3.5 shall survive for the one year period following the Termination Date, and Borrower shall remain obligated thereunder for all claims under such Sections made by any Lender to Borrower prior to the expiration of such period.

                                   Article 4.
                         REPRESENTATIONS AND WARRANTIES

          Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

          4.1 Existence and Qualification; Power; Compliance With Laws. Borrower is a corporation duly formed, validly existing and in good standing under the Laws of the State of California. Borrower is duly qualified or registered to transact business and is in good standing in the State of California, and each other jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification or registration necessary, except where the failure so to qualify or register and to be in good standing could not reasonably be expected to have a Material Adverse Effect. Borrower has all requisite power and authority to conduct its business, to own and lease its Properties and to execute and deliver each Loan Document to which it is a Party and to perform its Obligations. The chief executive offices of Borrower are located in San Dimas, California. All outstanding capital stock of Borrower is duly authorized, validly issued, fully paid and non-assessable, and no holder thereof has any enforceable right of rescission under any applicable state or federal securities or other Laws. Borrower is in compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to comply with Laws and other legal requirements applicable to its business, obtain authorizations, etc., file, register, qualify or obtain exemptions could not reasonably be expected to have a Material Adverse Effect.

          4.2 Authority; Compliance With Other Agreements and Instruments and Government Regulations. The execution and delivery by Borrower of the Loan Documents to which it is a Party and payment of the Obligations have been duly authorized by all necessary corporate or company action, as applicable, and do not and will not:

               (a) Require any consent or approval not heretofore obtained of any partner, director, stockholder, member, security holder or creditor of Borrower;

               (b) Violate or conflict with any provision of Borrower's charter, certificate of incorporation, bylaws, or other organizational documents, as applicable;

               (c) Result in or require the creation or imposition of any Lien (other than pursuant to the Loan Documents) or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by Borrower;

               (d) Violate any Requirement of Law applicable to Borrower;

               (e) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which Borrower is a party or by which Borrower or any of its Property is bound or affected;

and Borrower is not in violation of, or default under, any Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in
Section 4.2(e), in any respect that could reasonably be expected to have a Material Adverse Effect.

          4.3 No Governmental Approvals Required. Except as previously obtained or made, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution and delivery by Borrower of the Loan Documents to which it is a Party and payment of the Obligations.

          4.4  Subsidiaries.

               (a) Schedule 4.4 hereto correctly sets forth, as of the Closing Date, the names, form of legal entity, number of shares of capital stock or membership or other equity interests, as applicable, issued and outstanding, number of shares of capital stock or membership or other equity interests, as applicable, owned by Borrower or any Subsidiary of Borrower (specifying such owner) and jurisdictions of organization of all Subsidiaries of Borrower. Except as described in Schedule 4.4, as of the Closing Date, Borrower does not own any capital stock, membership interest, other equity interest or debt Security which is convertible, or exchangeable, for capital stock, membership interests or other equity interests in any Person. Unless otherwise indicated in Schedule 4.4, as of the Closing Date, all of the outstanding shares of capital stock, all of the outstanding membership interests or all of the units of other equity interest, as the case may be, of each Subsidiary are owned of record and beneficially by Borrower, there are no outstanding options, warrants or other rights to purchase capital stock of any such Subsidiary, and all such shares, membership interests or other equity interests so owned are duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with all applicable state and federal securities and other Laws, and are free and clear of all Liens, except for Permitted Encumbrances and other encumbrances permitted pursuant to Section 6.9.

               (b) As of the Closing Date, each Subsidiary is a legal entity of the type described in Schedule 4.4 duly formed, validly existing and, if such concept is legally recognized in such Subsidiary's jurisdiction of organization, in "good standing" under the Laws of its jurisdiction of organization, is duly qualified to do business as a foreign organization and, if such concept is legally recognized in any applicable jurisdiction, is in "good standing" as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification necessary (except where the failure to be so duly qualified and in good standing could not reasonably be expected to have a Material Adverse Effect), and has all requisite power and authority to conduct its business and to own and lease its Properties.

               (c) Each Subsidiary is in compliance with all Laws and other requirements applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, and permits from, and each such Subsidiary has accomplished all filings, registrations, and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure to be in such compliance, obtain such authorizations, consents, approvals, orders, licenses, and permits, accomplish such filings, registrations, and qualifications, or obtain such exemptions, could not reasonably be expected to have a Material Adverse Effect.

          4.5 Financial Statements. Borrower has furnished to the Lenders (a) the audited consolidated financial statements of Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2001 and (b) the consolidating and consolidated financial statements of Borrower and its Subsidiaries for the Fiscal Quarter ended March 31, 2002. Such financial statements fairly present in all material respects the financial condition, results of operations and changes in financial position as of such dates and for such periods in conformity with GAAP consistently applied.

          4.6 No Other Liabilities; No Material Adverse Changes. As of the Closing Date, Borrower and its Subsidiaries do not have any material liability or material contingent liability required under GAAP to be reflected or disclosed, and not reflected or disclosed, in the financial statements described in Section 4.5, other than liabilities and contingent liabilities arising in the ordinary course of business since the date of such financial statements. As of the Closing Date, no circumstance or event has occurred that could reasonably be expected to have a Material Adverse Effect since December 31, 2001.

          4.7 Title to and Location of Property. As of the Closing Date, except as set forth in Schedule 4.7, Borrower and its Subsidiaries have valid title to the Property (other than assets which are the subject of a Capital Lease Obligation) reflected in the financial statements described in Section 4.5, other than items of Property or exceptions to title which are in each case immaterial and Property subsequently sold or disposed of in the ordinary course of business. Such Property is free and clear of all Liens and Rights of Others, other than Liens or Rights of Others described in Schedule 4.7 and Permitted Encumbrances, other encumbrances permitted pursuant to Section 6.9, and Permitted Rights of Others.

          4.8 Intangible Assets. Borrower and its Subsidiaries own, or possess the right to use to the extent necessary in their respective businesses, all material trademarks, trade names, copyrights, patents, patent rights, computer software, licenses and other Intangible Assets that are used in the conduct of their businesses as now operated, and no such Intangible Asset, to the best knowledge of Borrower, conflicts with the valid trademark, trade name, copyright, patent, patent right or Intangible Asset of any other Person to the extent that such conflict could reasonably be expected to have a Material Adverse Effect. Schedule 4.8 sets forth all patents, patent applications, trademarks, trade names and trade styles used by Borrower or any of its Subsidiaries at any time within the five (5) year period ending on the Closing Date.

          4.9 Litigation. Except for (a) any matter fully covered as to subject matter and amount (subject to applicable deductibles and retentions) by insurance for which the insurance carrier has not asserted lack of subject matter coverage or reserved its right to do so, (b) any matter, or series of related matters, involving a claim against Borrower or any of its Subsidiaries of less than $250,000, (c) matters of an administrative nature not involving a claim or charge against Borrower or any Subsidiary of Borrower and (d) matters set forth in Schedule 4.9, there are no actions, suits, proceedings or investigations pending as to which Borrower or any of its Subsidiaries have been served or have received notice or, to the best knowledge of Borrower threatened against or affecting Borrower or any of its Subsidiaries or any Property of any of them before any Governmental Agency. None of Borrower, its Subsidiaries, or, to the best knowledge of Borrower, any executive officer of any such Persons has been indicted or convicted in connection with or is engaging in any criminal conduct which constitutes a felony, or is currently subject to any lawsuit or proceeding or, to the best of Borrower's knowledge, under investigation in connection with any anti-racketeering or criminal conduct or activity which constitutes a felony.

          4.10 Binding Obligations. Each of the Loan Documents to which Borrower is a Party will, when executed and delivered by Borrower, constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

          4.11 No Default. No event has occurred and is continuing that is a Default or Event of Default.

          4.12 ERISA.

               (a) With respect to each Pension Plan:

                    (i) such Pension Plan complies in all material respects with ERISA and any other applicable Laws to the extent that noncompliance could reasonably be expected to have a Material Adverse Effect;

                    (ii) such Pension Plan has not incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA) that could reasonably be expected to have a Material Adverse Effect;

                    (iii) no "reportable event" (as defined in Section 4043 of ERISA, but excluding such events as to which the PBGC has by regulation waived the requirement therein contained that it be notified within thirty days of the occurrence of such event) has occurred that could reasonably be expected to have a Material Adverse Effect; and

                    (iv) neither Borrower nor any of its Subsidiaries has engaged in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code) that could reasonably be expected to have a Material Adverse Effect.

               (b) Neither Borrower nor any of its Subsidiaries has incurred or expects to incur any withdrawal liability to any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.

          4.13 Regulation U; Investment Company Act. No part of the proceeds of any Advance hereunder will be used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any Margin Stock in violation of Regulation U. Neither Borrower nor any of its Subsidiaries is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

          4.14 Disclosure. No written statement made by a Senior Officer of Borrower to the Administrative Agent or any Lender pursuant to this Agreement, or in connection with any Advance, as of the date thereof contained any untrue statement of a material fact or omitted a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made.

          4.15 Tax Liability. Borrower and its Subsidiaries have filed all tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes with respect to the periods, Property or transactions covered by said returns, or pursuant to any assessment received by Borrower or any of its Subsidiaries, except (a) such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained and (b) immaterial taxes so long as no material Property of Borrower or any Subsidiary is at impending risk of being seized, levied upon or forfeited.

          4.16 Projections. As of the Closing Date, to the best knowledge of Borrower the assumptions set forth in the Projections are reasonable and consistent with each other and with all facts known to Borrower, and the Projections are reasonably based on such assumptions. Nothing in this Section
4.16 shall be construed as a representation or covenant that the Projections in fact will be achieved.

          4.17 Hazardous Materials. Except as described in Schedule 4.17, or as may subsequently be disclosed by Borrower in writing to the Administrative Agent, (a) neither Borrower nor any of its Subsidiaries at any time has disposed of, discharged, released or threatened the release of any Hazardous Materials on, from or under the Real Property in violation of any Hazardous Materials Law that would individually or in the aggregate constitute a Material Adverse Effect, (b) no condition exists that violates any Hazardous Material Law affecting any Real Property except for such violations that would not individually or in the aggregate constitute a Material Adverse Effect, (c) no Real Property or any portion thereof is or has been utilized by Borrower or any Subsidiary as a site for the manufacture of any Hazardous Materials and (d) to the extent that any Hazardous Materials are used, generated or stored by Borrower or any Subsidiary on any Real Property, or transported to or from such Real Property by Borrower, or any Subsidiary, such use, generation, storage and transportation are in compliance in all material respects with all Hazardous Materials Laws.

          4.18 Employee Matters. There is no strike, work stoppage or labor dispute with any union or group of employees pending or, to the best knowledge of Borrower overtly threatened involving Borrower or any Subsidiary that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

          4.19 Fiscal Year. Borrower and its Subsidiaries each operate on a fiscal year ending on December 31.

          4.20 Solvency. After giving effect to this Agreement and the other Loan Documents (including after giving effect to Advances under this Agreement as of the Closing Date), Borrower shall be Solvent.

                                   Article 5.
                              AFFIRMATIVE COVENANTS
                           (OTHER THAN INFORMATION AND
                             REPORTING REQUIREMENTS)

          So long as any Advance remains unpaid, or any other Obligation remains unpaid, or any portion of any of the Commitments remains in force, Borrower shall, and shall cause each of the Subsidiaries to, unless the Administrative Agent (with the written approval of the Requisite Lenders) otherwise consents:

          5.1 Payment of Taxes and Other Potential Liens. Pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon any of them, upon their respective Property or any part thereof and upon their respective income or profits or any part thereof, except that Borrower and its Subsidiaries shall not be required to pay or cause to be paid (a) any tax, assessment, charge or levy that is not yet past due, or is being contested in good faith by appropriate proceedings so long as the relevant entity has established and maintains adequate reserves for the payment of the same or (b) any immaterial tax so long as no material Property of Borrower or any Subsidiary is at impending risk of being seized, levied upon or forfeited.

          5.2 Preservation of Existence. Preserve and maintain their respective existences (except as permitted by Section 6.4) in their respective jurisdictions of formation and all material authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Agency that are necessary for the transaction of their respective business and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of their respective business or the ownership or leasing of their respective Properties except where the failure to so qualify or remain qualified could not reasonably be expected to have a Material Adverse Effect.

          5.3 Maintenance of Properties. Maintain, preserve and protect all of their respective Properties in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of their respective Properties, except (a) that the failure to maintain, preserve and protect a particular item of Property that is at the end of its useful life or that is not of significant value, either intrinsically or to the operations of Borrower and Subsidiaries, taken as a whole, shall not constitute a violation of this covenant, and (b) this covenant shall not be construed to prohibit any Disposition otherwise permitted pursuant to Section 6.3.

          5.4 Maintenance of Insurance. Maintain, or cause to be maintained, liability, casualty and other insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is carried by responsible companies engaged in similar businesses and owning similar assets.

          5.5 Compliance With Laws. Comply with all Requirements of Law noncompliance with which could reasonably be expected to have a Material Adverse Effect, except that Borrower and its Subsidiaries need not comply with a Requirement of Law then being contested by any of them in good faith by appropriate proceedings.

          5.6 Inspection Rights. Upon reasonable notice, at any time during regular business hours and, as requested by the Administrative Agent (but not so as to materially interfere with the business of Borrower or any of the Subsidiaries) permit the Administrative Agent, or any Lender, or any authorized employee, agent or representative thereof, to examine, audit and make copies and abstracts from the records and books of account of (including any software or CD Rom files relating thereto), and to visit and inspect the Properties of, Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with any of their officers, key employees or accountants and, upon request, furnish promptly to the Administrative Agent or any Lender true copies of all financial information made available to the board of directors or audit committee of the board of directors of Borrower. If any of the Properties, books or records of Borrower or any of the Subsidiaries are in the possession of a third party, Borrower authorizes that third party to permit the Administrative Agent or any Lender or any agents thereof to have access to perform inspections or audits and to respond to the Administrative Agent's or any Lender's request for information concerning such Properties, books and records. Notwithstanding the foregoing, no prior notice of any such examination, audit, visit, inspection or discussion shall be required if an Event of Default has occurred and remains in effect.

          5.7 Keeping of Records and Books of Account. Keep adequate records and books of account reflecting all financial transactions in conformity with GAAP, consistently applied, and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over Borrower and its Subsidiaries.

          5.8 Compliance With Agreements. Promptly and fully comply with all Contractual Obligations to which any one or more of them is a party, except for any such Contractual Obligations (a) the performance of which would cause a Default or (b) then being contested by any of them in good faith by appropriate proceedings or (c) if the failure to comply could not reasonably be expected to have a Material Adverse Effect.

          5.9 Use of Proceeds. Use the proceeds of all Advances to (a) refinance certain Indebtedness of Borrower and its Subsidiaries (including SCW), (ii) finance certain acquisitions and (c) provide for the working capital and general corporate purpose need of Borrower and its Subsidiaries.

          5.10 Hazardous Materials Laws. Keep and maintain all Real Property and each portion thereof in compliance in all material respects with all applicable Hazardous Materials Laws and promptly notify the Administrative Agent in writing (attaching a copy of any pertinent written material) of (a) any and all material enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened in writing by a Governmental Agency pursuant to any applicable Hazardous Materials Laws, (b) any and all material claims made or threatened in writing by any Person against Borrower or any Subsidiary relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials and (c) discovery by any Senior Officer of Borrower of any material occurrence or condition on any real property adjoining or in the vicinity of such Real Property that could reasonably be expected to cause such Real Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such Real Property under any applicable Hazardous Materials Laws.

          5.11 Minimum Debt Rating. Maintain at all times a Debt Rating (in the case of Borrower only) equal to (or better than) Baa1 or BBB+.

          5.12 Syndication Process. Cooperate in such respects as may be reasonably requested by the Lead Arranger in connection with the syndication of the credit facility under this Agreement, including the provision of information (in form and substance acceptable to the Lead Arranger) for inclusion in written materials furnished to prospective syndicate members and the participation by Senior Officers of Borrower and its Subsidiaries in meetings with prospective syndicate members.

                                   Article 6.
                               NEGATIVE COVENANTS

          So long as any Advance remains unpaid, or any other Obligation remains unpaid, or any portion of any of the Commitments remains in force, Borrower shall not, and shall not permit any of its Subsidiaries to, unless the Administrative Agent (with the written approval of the Requisite Lenders or, if required by Section 11.2, all of the Lenders) otherwise consents:

          6.1 Prepayment of Indebtedness. Prepay any principal or interest on any Indebtedness of Borrower or any Subsidiary prior to the date when due, or make any payment or deposit with any Person that has the effect of providing for the satisfaction of any Indebtedness of Borrower or any Subsidiary prior to the date when due, except (a) Indebtedness to the Administrative Agent and the Lenders under this Agreement and the other Loan Documents and (b) Indebtedness to other Persons the prepayment of which is approved in advance by the Requisite Lenders in writing.

          6.2 Prepayment of Subordinated Obligations. Pay any (a) principal (including sinking fund payments) or any other amount (other than scheduled interest payments) with respect to any Subordinated Obligation, or purchase or redeem any Subordinated Obligation or deposit any monies, Securities or other Property with any trustee or other Person to provide assurance that the principal or any portion thereof of any Subordinated Obligation will be paid when due or otherwise to provide for the defeasance of any Subordinated Obligation or (b) scheduled interest on any Subordinated Obligation if the payment thereof is then prohibited under the terms of the subordination provisions governing such Subordinated Obligations.

          6.3 Disposition of Property. Make any Disposition of its Property, whether now owned or hereafter acquired, except (a) Dispositions of obsolete Property or Property with no material remaining useful life and (b) Dispositions in an aggregate amount not to exceed $1,000,000 in any Fiscal Year ending after the Closing Date or $5,000,000 in the aggregate from and after the Closing Date to the Termination Date; provided that (i) at the time of any such Disposition pursuant to clause (b) only, no Default or Event of Default shall exist or shall result from such Disposition and (ii) the sales price relating to a Disposition (pursuant to clause (a) or (b)) shall be paid in Cash and/or Indebtedness or other evidence of an Investment permitted pursuant to Section 6.14(h).

          6.4 Mergers. Merge or consolidate with or into any Person, except mergers and consolidations of a Subsidiary into Borrower (with Borrower as the surviving entity), mergers of Subsidiaries with each other or mergers entered into in connection with Permitted Acquisitions, provided that (a) no Default or Event of Default would result therefrom and (b) any such "surviving" entity shall have executed such amendments to the Loan Documents, if any, as the Administrative Agent may reasonably determine are appropriate as a result of such merger.

          6.5 Hostile Tender Offers. Make any offer to purchase or acquire, or consummate a purchase or acquisition of, five percent (5%) or more of the voting interest in any corporation or other business entity if the board of directors or management of such corporation or business entity has notified Borrower that it opposes such offer or purchase and such notice has not been withdrawn or superseded.

          6.6 Distributions. Declare or pay or make any form of Distribution, whether from capital, income or otherwise, and whether in Cash or other Property, except:

               (a) Distributions by any Subsidiary to Borrower or to any wholly-owned Subsidiary of Borrower;

               (b) Distributions consisting of dividends payable solely in capital stock or rights to purchase capital stock so long as no Default or Event of Default then exists; and

               (c) Distributions consisting of (i) repurchases of preferred stock of Borrower in an amount not to exceed $2,500,000 in the aggregate from and after the Closing Date and (ii) dividends paid in Cash in a manner reasonably consistent with Borrower's past practices made in any Fiscal Year if, in any such case, no Default or Event of Default then exists and, giving effect thereto on a pro-forma estimated basis, Borrower would be in compliance with Section 6.12 as of the end of the then current Fiscal Quarter.

          6.7 ERISA. (a) At any time, permit any Pension Plan to: (i) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (ii) fail to comply with ERISA or any other applicable Laws; (iii) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA); or (iv) terminate in any manner, which, with respect to each event listed above, could reasonably be expected to result in a Material Adverse Effect or (b) withdraw, completely or partially, from any Multiemployer Plan if to do so could reasonably be expected to result in a Material Adverse Effect.

          6.8 Change in Nature of Business. Make any change in the nature of the business of Borrower and its Subsidiaries, taken as a whole, as at present conducted; provided that a Permitted Acquisition shall not be deemed such a change.

          6.9 Liens and Negative Pledges. Create, incur, assume or suffer to exist any Lien or Negative Pledge of any nature upon or with respect to any of their respective Properties, or engage in any Sale and Leaseback transaction with respect to any of their respective Properties, whether now owned or hereafter acquired, except:

               (a) Liens and Negative Pledges existing on the Closing Date and disclosed in Schedule 4.7 and any renewals/extensions or amendments thereof, provided that the obligations secured or benefited thereby are not increased;

               (b) Liens and Negative Pledges under the Loan Documents;

               (c) Permitted Encumbrances;

               (d) Liens on Property acquired by Borrower or any Subsidiary that were in existence at the time of the acquisition of such Property and were not created in contemplation of such acquisition provided that the aggregate amount of Indebtedness of Borrower and its subsidiaries secured by such liens shall not at any time exceed $10,000,000; and

               (e) Liens securing Permitted Capital Asset Indebtedness on and limited to the capital assets acquired, constructed or financed with the proceeds of such Permitted Capital Asset Indebtedness or with the proceeds of any Indebtedness directly or indirectly refinanced by such Indebtedness; provided that the aggregate principal amount of such Indebtedness secured by such Liens and incurred by Borrower and/or its Subsidiaries after the Closing Date shall not exceed $10,000,000 at any one time outstanding (as determined in accordance with GAAP consistently applied).

          6.10 Indebtedness and Guaranty Obligations. Create, incur or assume any Indebtedness or Guaranty Obligation if an Event of Default has occurred and is continuing or if, after giving effect thereto, Borrower would not be in compliance with the provisions of Section 6.12 or Section 6.13 or an Event of Default would otherwise occur. Notwithstanding the foregoing, Borrower shall not permit any Subsidiary to create, incur, assume or suffer to exist any Indebtedness or Guaranty Obligation, except (a) Indebtedness permitted under Sections 6.9(d) and 6.9(e), (b) Indebtedness owed to Borrower or a wholly-owned Subsidiary and (c) unsecured term Indebtedness (i.e., not revolving credit) that
(i) has a longer weighted average life than the Borrowings hereunder, (ii) is permitted by any applicable Governmental Agency having regulatory jurisdiction over such Subsidiary, (iii) is incurred in the ordinary course of business of such Subsidiary in a manner substantially consistent with the prior practices of SCW and (iv) is provided by financial institutions other than commercial banks.

          6.11 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of Borrower other than (without duplication): (a) salary, bonus, employee stock option and other compensation arrangements with directors or officers in the ordinary course of business; (b) Investments permitted pursuant to Section 6.14(d), (c) Distributions permitted pursuant to
Section 6.6; (d) transactions with wholly-owned Subsidiaries; and (e) transactions on overall terms at least as favorable to Borrower or its Subsidiaries as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power.

          6.12 Total Funded Debt Ratio. Permit the Total Funded Debt Ratio, as of the last day of any Fiscal Quarter, to be greater than 0.65 to 1.00.

          6.13 Interest Coverage Ratio. Permit the Interest Coverage Ratio, as of the last day of any Fiscal Quarter, to be less than 3.25 to 1.00.

          6.14 Investments and Acquisitions. Make any Acquisition or enter into any agreement to make any Acquisition unless approved in advance by the Administrative Agent and the Requisite Lenders in writing, or make or suffer to exist any Investment, other than:

               (a) Permitted Acquisitions;

               (b) Investments in existence on the Closing Date and disclosed on
     Schedule 6.14;

               (c) Investments consisting of Cash Equivalents;

               (d) Investments consisting of advances to officers, directors and employees of Borrower and its Subsidiaries for travel, entertainment, relocation, anticipated bonus, exercise of stock options and analogous ordinary business purposes provided that the aggregate amount of such Investments does not exceed $1,000,000 at any time outstanding;

               (e) Investments in a Subsidiary that is a wholly-owned Subsidiary of Borrower;

               (f) Investments consisting of the extension of credit to customers or suppliers of Borrower and its Subsidiaries in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof;

               (g) Investments received in connection with the settlement of a bona fide dispute with another Person provided that the aggregate amount of such Investments does not exceed $500,000 at any time outstanding;

               (h) Investments representing all or a portion of the sales price of Property sold or services provided to another Person provided that the aggregate amount of such Investments does not exceed $500,000 at any time outstanding; and

               (i) Investments consisting of Indebtedness and Guaranty Obligations owed to Borrower or any of its Subsidiaries.

          6.15 Operating Leases. Incur any obligation to pay rent under an operating lease in any Fiscal Year if to do so would result in the aggregate obligation of Borrower and its Subsidiaries to pay rent under all operating leases in that Fiscal Year to exceed $2,000,000.

          6.16 Amendments. Amend or modify any term or provision of (a) any indenture, agreement or instrument evidencing or governing any Subordinated Obligation or (b) any material provision of any Material Contract, if in any such case such amendment or modification in any respect will or may adversely affect the interest of the Lenders.

          6.17 Use of Lender's Name. Use any Lender's name (or the name of any of any Lender's Affiliates) in connection with any of their business operations except to identify the existence of the Revolving Facility and the names of the Lenders in the ordinary course of

Borrower's business or to comply with Borrower's obligations under Law. Nothing contained in this Agreement is intended to permit or authorize Borrower to make any commitment or contract on behalf of any Lender or the Administrative Agent.

          6.18 Change of Fiscal Periods. Change its Fiscal Year or any other fiscal period with respect to which it reports financial results hereunder or otherwise.

                                   Article 7.
                     INFORMATION AND REPORTING REQUIREMENTS

          7.1 Financial and Business Information. So long as any Advance remains unpaid, or any other Obligation remains unpaid, or any portion of any of the Commitments remains in force, Borrower shall, unless the Administrative Agent (with the written approval of the Requisite Lenders) otherwise consents, at Borrower's sole expense, deliver to the Administrative Agent for distribution by it to the Lenders, a sufficient number of copies for all of the Lenders of the following:

               (a) (i) As soon as practicable, and in any event within fifty
     (50) days after the end of each Fiscal Quarter ending March 31, June 30 and September 30 (commencing with the Fiscal Quarter ending June 30, 2002), the consolidating and consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the consolidating and consolidated statements of income, operations and cash flows for such Fiscal Quarter, and the portion of the Fiscal Year ended with such Fiscal Quarter, together with a statement of Stockholders' Equity as of the last day of such Fiscal Quarter, all in reasonable detail, (ii) such financial statements shall be certified by the president or chief financial officer of Borrower as fairly presenting the financial condition, results of operations and cash flows of Borrower and its Subsidiaries in accordance with GAAP (other than footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments.

               (b) (i) As soon as practicable, and in any event within one hundred (100) days after the end of each Fiscal Year, the consolidating and consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Year and the consolidating and consolidated statements of income, operations, stockholders' equity and cash flows, in each case of Borrower and its Subsidiaries for such Fiscal Year, all in reasonable detail. Such financial statements shall be prepared in accordance with GAAP, consistently applied, and such consolidated financial statements shall be accompanied by a report of PricewaterhouseCoopers LLP or other independent public accountants of recognized standing selected by Borrower and reasonably satisfactory to the Requisite Lenders, which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions, and which report shall specifically disclose any changes discovered by such accountants in Borrower's or its Subsidiaries' applicable process of management of accounts, (ii) such accountants' report shall be accompanied by a certificate stating that, in making the examination pursuant to generally accepted auditing standards necessary for the certification of such financial statements and such report, such accountants have obtained no knowledge of any Default then existing or, if, in the opinion of such accountants, any such Default shall exist, stating the nature and status of such Default, and stating that such accountants have reviewed Borrower's financial calculations as at the end of such Fiscal Year (which shall accompany such certificate) under Sections 6.12 and 6.13, have read such Sections (including the definitions of all defined terms used therein) and that nothing has come to the attention of such accountants in the course of such examination that would cause them to believe that the same were not calculated by Borrower in the manner prescribed by this Agreement, and
     (iii) in addition, Borrower shall deliver to the Administrative Agent a copy of (A) any "management letter" prepared by such accountants in conjunction with preparation of the foregoing report and (B) a separate report prepared by such accountants in conjunction with preparation of the foregoing report, pursuant to which separate report such accountants shall be required to disclose any material changes discovered by such accountants in the then current account management process (including the determination of returns and reserves, inventory management practices, and accounts receivable management practices).

               (c) As soon as practicable, and in any event not later than thirty (30) days subsequent to the commencement of each Fiscal Year, a budget and projection of Borrower and its Subsidiaries setting forth (i) by Fiscal Quarter for the four (4) Fiscal Quarters of that Fiscal Year and
     (ii) on an annual basis for each succeeding Fiscal Year thereafter through the Maturity Date, projected balance sheets, statements of operations and statements of cash flow, all in reasonable detail;

               (d) Promptly after request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to Borrower (or its board of directors) by independent accountants in connection with the accounts or books of Borrower, or any of its Subsidiaries, or any audit of any of them;

               (e) Promptly after the same are available, and in any event within five (5) Banking Days after filing with the Securities and Exchange Commission, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Borrower or any of its Subsidiaries, and copies of all annual, regular, periodic and special reports and registration statements which Borrower or any of its Subsidiaries may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Lenders pursuant to other provisions of this Section 7.1;

               (f) Promptly after request by Lender, subject to confidentiality requirements of any Governmental Agency, copies of any other report or other document that was filed by Borrower, with any Governmental Agency;

               (g) Promptly upon a Senior Officer of Borrower, becoming aware, and in any event within five (5) Banking Days after becoming aware, of the occurrence of any (i) "reportable event" (as such term is defined in Section 4043 of ERISA, but excluding such events as to which the PBGC has by regulation waived the requirement therein contained that it be notified within thirty days of the occurrence of such event) or (ii) non-exempt "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) involving any Pension Plan or any trust created thereunder, telephonic notice specifying the nature thereof, and, no more than two (2) Banking Days after such telephonic notice, written notice again specifying the nature thereof and specifying what action Borrower is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto; provided that no such notice shall be required pursuant to this Section 7.1(g) if the anticipated liability is less than $100,000;

               (h) As soon as practicable, and in any event within two (2) Banking Days after a Senior Officer of Borrower becomes aware of the existence of any condition or event which constitutes a Default or Event of Default, telephonic notice specifying the nature and period of existence thereof, and, no more than two (2) Banking Days after such telephonic notice, written notice again specifying the nature and period of existence thereof and specifying what action Borrower is taking or proposes to take with respect thereto;

               (i) Promptly upon a Senior Officer of Borrower becoming aware that (i) any Person has commenced a legal proceeding with respect to a claim against Borrower or any of its Subsidiaries that is $250,000 or more in excess of the amount thereof that is fully covered by insurance, (ii) any creditor under a credit agreement involving Indebtedness of $250,000 or more or any lessor under a lease involving aggregate rent of $250,000 or more has asserted a default thereunder on the part of Borrower or any of its Subsidiaries or, (iii) any Person has commenced a legal proceeding with respect to a claim against Borrower or any of its Subsidiaries under a contract that is not a credit agreement or material lease with respect to a claim of in excess of $250,000 or which otherwise may reasonably be expected to result in a Material Adverse Effect, a written notice describing the pertinent facts relating thereto and what action Borrower and/or its applicable Subsidiaries are taking or propose to take with respect thereto; and

               (j) Such other data and information as from time to time may be reasonably requested by the Administrative Agent or the Requisite Lenders.

          7.2 Compliance Certificates. So long as any Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of any of the Commitments remain outstanding, Borrower shall, at Borrower's sole expense, deliver to the Administrative Agent for distribution by it to the Lenders concurrently with the financial statements required pursuant to Sections 7.1(a) and 7.1(b), a Compliance Certificate signed by the president or chief financial officer of Borrower.

                                   Article 8.
                                   CONDITIONS

          8.1 Initial Advances. The obligation of each Closing Date Lender to make the initial Advance to be made by it, and the obligation of the Issuing Lender to issue the initial Letter of Credit (as applicable), is subject to the following conditions precedent, each of which shall be satisfied prior to the making of the initial Advances or the issuance of the initial Letter of Credit (as applicable) (unless all of the Closing Date Lenders, in their sole and absolute discretion, shall agree otherwise):

               (a) The Administrative Agent shall have received all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, each dated as of the Closing Date and each in form and substance satisfactory to the Administrative Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Administrative Agent otherwise agrees or directs):

                    (1) at least one (1) executed counterpart of this Agreement, together with arrangements satisfactory to the Administrative Agent for additional executed counterparts, sufficient in number for distribution to the Closing Date Lenders and Borrower;

                    (2) Notes executed by Borrower in favor of each Closing Date Lender, each in a principal amount equal to that Lender's Commitment;

                    (3) the Letter of Credit Agreement executed by Borrower;

                    (4) the Swing Line Documents executed by Borrower;

                    (5) with respect to Borrower, such documentation as the Administrative Agent may reasonably require to establish the due organization, valid existence and good standing of Borrower, its qualification to engage in business in each material jurisdiction in which it is engaged in business or required to be so qualified, its authority to execute, deliver and perform the Loan Documents to which it is a Party, the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including certified copies of articles of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of corporate resolutions or other applicable authorization documents, incumbency certificates, Certificates of Responsible Officials, and the like;

                    (6) the Opinion of Counsel;

                    (7) a Certificate of the president or chief financial officer of Borrower, certifying that attached thereto is a true and correct copy of the

          Projections, and further certifying that the representation contained in Section 4.16 is, to the best of his or her knowledge, true and correct;

                    (8) one or more Requests for Borrowing or Requests for Letters of Credit;

                    (9) a Certificate signed by a Senior Officer of Borrower certifying that the conditions specified in Sections 8.1(d) and 8.1(e) have been satisfied; and

                    (10) such other assurances, certificates, documents, consents or opinions as the Administrative Agent and/or any Closing Date Lender reasonably may require.

               (b) The fees payable on or before the Closing Date pursuant to
     Section 3.3 shall have been paid.

               (c) The reasonable costs and expenses of the Administrative Agent in connection with the preparation of the Loan Documents payable pursuant to Section 11.3, and invoiced to Borrower prior to the Closing Date, shall have been paid.

               (d) The representations and warranties of Borrower contained in
     Article 4 shall be true and correct in all material respects.

               (e) Borrower and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents, and giving effect to the initial Advances or initial Letter of Credit (as applicable), no Default or Event of Default shall have occurred and be continuing.

               (f) Borrower shall have delivered to the Administrative Agent, evidence, in form and substance satisfactory to the Lenders, that the Existing Credit Facilities have been or will be concurrently terminated and that all Liens, if any, securing any part of the Existing Credit Facilities have been or will be concurrently reconveyed, released and/or terminated, as the case may be.

               (g) All legal matters relating to the Loan Documents shall be reasonably satisfactory to Sheppard, Mullin, Richter & Hampton LLP, special counsel to Lender.

               (h) The Closing Date shall have occurred on or before June 6, 2002.

          8.2 Any Advance. The obligation of each Lender to make any Advance, and the obligation of the Issuing Lender to issue any Letter of Credit, is subject to the following conditions precedent (unless the Requisite Lenders or, in any case where the approval of all of the Lenders is required pursuant to
Section 11.2, all of the Lenders, in their sole and absolute discretion, shall agree otherwise):

               (a) except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, the representations and warranties contained in Article 4 (other than Sections 4.4, 4.6 (first sentence), 4.9 and 4.16) shall be true and correct in all material respects on and as of the date of the Advance or the Letter of Credit as though made on that date;

               (b) no circumstance or event shall have occurred that constitutes a Material Adverse Effect since the Closing Date;

               (c) other than matters described in Schedule 4.9 or not required as of the Closing Date to be therein described, there shall not be then pending or threatened any action, suit, proceeding or investigation against or affecting Borrower or any Subsidiary of Borrower or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect;

               (d) the Administrative Agent shall have timely received a Request for Borrowing (or telephonic or other request for Borrowing referred to in the second sentence of Section 2.1(b), if applicable), or the Issuing Lender shall have received a Request for Letter of Credit, as the case may be, in compliance with Article 2; and

               (e) the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, such other certificates, documents or consents related to the foregoing as the Administrative Agent or Requisite Lenders reasonably may require.

                                   Article 9.
              EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT

          9.1 Events of Default. The existence or occurrence of any one or more of the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an Event of Default:

               (a) Borrower fails to pay any principal on any of the Notes, or any portion thereof, on the date when due; or

               (b) Borrower fails to pay any interest on any of the Notes, or any fees under Sections 3.2 or 3.4, or any portion thereof, within five (5) Banking Days after the date when due; or fails to pay any other fee or amount payable to the Lenders or the Administrative Agent under any Loan Document, or any portion thereof, within five (5) Banking Days after written demand therefor; or

               (c) Borrower fails to comply with, or cause or permit any of its Subsidiaries to fail to comply with, any of the covenants contained in
     Article 6; or

               (d) (i) Borrower fails to comply with Section 7.1(i) in the manner stated therein or (ii) Borrower fails to perform any other reporting requirement set forth in Article 7 within five (5) Banking Days of the date specified for performance therein; or

               (e) Borrower or any other Party fails to perform or observe any other covenant or agreement (not specified in clause (a), (b), (c) or (d) above) contained in any Loan Document on its part to be performed or observed and such default shall continue unremedied for twenty (20) days after the giving of notice by the Administrative Agent on behalf of the Requisite Lenders of such Default; or

               (f) Any representation or warranty of Borrower or any other Party made in any Loan Document, or in any certificate or other writing delivered by Borrower or such other Party pursuant to any Loan Document, proves to have been incorrect when made or reaffirmed in any material respect; or

               (g) Borrower or any of its Subsidiaries (i) fails to pay the principal, or any principal installment, of any present or future Indebtedness of $1,000,000 or more, or any guaranty of present or future Indebtedness of $1,000,000 or more, on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event of default to occur, in connection with any present or future Indebtedness of $1,000,000 or more, or of any guaranty of present or future Indebtedness of $1,000,000 or more, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such Indebtedness due before the date on which it otherwise would become due or the right to require Borrower or any such Subsidiary to redeem or purchase, or offer to redeem or purchase, all or any portion of such Indebtedness; or

               (h) Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement or action (or omission to act) of the Administrative Agent or satisfaction in full of all the Obligations, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect which is materially adverse to the interests of the Lenders; or any Party thereto denies in writing that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind same; or

               (i) A final judgment against Borrower or any of its Subsidiaries is entered for the payment of money in excess of $1,000,000 (not covered by insurance or for which an insurer has reserved its rights) and, absent procurement of a stay of execution, such judgment remains unsatisfied for thirty (30) calendar days after the date of entry of judgment, or in any event later than five (5) days prior to the date of any proposed sale thereunder; or any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the Property of Borrower or any of its Subsidiaries and is not released, vacated or fully bonded within thirty (30) calendar days after its issue or levy; or

               (j) Borrower or any of its Subsidiaries institutes or consents to the institution of any proceeding under a Debtor Relief Law relating to it or to all or any material part of its Property, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its Property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under a Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person and continues undismissed or unstayed for sixty (60) calendar days; or

               (k) A Change in Control occurs; or

               (l) The dissolution or liquidation of Borrower, any of SCW or Chapparal City Water Company, or any other Subsidiary that has, immediately prior to the commencement of such dissolution or liquidation, assets having a fair market value of more than $20,000,000 or Borrower or any such Subsidiary, or any of their respective partners, members, directors or stockholders, as the case may be, shall take action seeking to effect the dissolution or liquidation of Borrower or such Subsidiary; or

               (m) The occurrence of an Event of Default (as such term is or may hereafter be specifically defined in any other Loan Document) under any other Loan Document; or

               (n) Any Pension Plan maintained by Borrower is finally determined by the PBGC to have a material "accumulated funding deficiency" as that term is defined in Section 302 of ERISA in excess of an amount equal to 5% of the consolidated total assets of Borrower as of the most-recently ended Fiscal Quarter; or

               (o) Any holder of a Subordinated Obligation asserts in writing that such Subordinated Obligation is not subordinated to the Obligations in accordance with its terms and Borrower does not promptly deny in writing such assertion and contest any attempt by such holder to take action based on such assertion; or

               (p) Any event occurs which gives the holder or holders of any Subordinated Obligation (or an agent or trustee on its or their behalf) the right to declare such Subordinated Obligation due before the date on which it otherwise would become due, or the right (other than by reason of a Change in Control) to require the issuer thereof, to redeem or purchase, or offer to redeem or purchase, all or any portion of any Subordinated Obligation, or a final judgment is entered by a court of competent jurisdiction that any Subordinated Obligation is not subordinated in accordance with its terms to the Obligations.

          9.2 Remedies Upon Event of Default. Without limiting any other rights or remedies of the Administrative Agent or the Lenders provided for elsewhere in this Agreement, or the other Loan Documents, or by applicable Law, or in equity, or otherwise:

               (a) Upon the occurrence, and during the continuance, of any Event of Default other than an Event of Default described in Section 9.1(j):

                    (1) the commitments to make Advances and all other obligations of the Administrative Agent or the Lenders and all rights of Borrower and any other Parties under the Loan Documents shall be suspended without notice to or demand upon Borrower, which are expressly waived by Borrower except that all of the Lenders or the Requisite Lenders (as the case may be, in accordance with Section 11.2) may waive an Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Lenders or Requisite Lenders, as the case may be, to reinstate the Commitments and such other obligations and rights and make further Advances, which waiver or determination shall apply equally to, and shall be binding upon, all the Lenders;

                    (2) the Issuing Lender may demand immediate payment by Borrower of an amount equal to the Aggregate Effective Amount of all outstanding Letters of Credit to be held by the Administrative Agent, on behalf of the Lenders, in an interest-bearing cash collateral account as collateral for all of the Obligations; and

                    (3) the Requisite Lenders may request the Administrative Agent to, and the Administrative Agent thereupon shall, terminate the Commitments and/or declare all or any part of the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

               (b) Upon the occurrence of any Event of Default described in
     Section 9.1(j):

                    (1) the Commitments shall terminate without notice to or demand upon Borrower, which are expressly waived by Borrower, except that all of the Lenders may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to all the Lenders, to reinstate the Commitments and make further Advances, which determination shall apply equally to, and shall be binding upon, all the Lenders;

                    (2) an amount equal to the Aggregate Effective Amount of all outstanding Letters of Credit shall be immediately due and payable to the Issuing Lender without notice to or demand upon Borrower, which are expressly waived by Borrower, to be held by the Administrative Agent, on behalf of the Lenders, in an interest-bearing cash collateral account as collateral for all of the Obligations; and

                    (3) the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

               (c) Upon the occurrence of any Event of Default, the Lenders and the Administrative Agent, or any of them, without notice to (except as expressly provided for in any Loan Document) or demand upon Borrower, which are expressly waived by Borrower (except as to notices expressly provided for in any Loan Document), may proceed (but only with the consent of the Requisite Lenders) to protect, exercise and enforce their rights and remedies under the Loan Documents against Borrower and any other Party and such other rights and remedies as are provided by Law or equity.

               (d) The order and manner in which the Lenders' rights and remedies are to be exercised shall be determined by the Requisite Lenders in their sole discretion, and all payments received by the Administrative Agent and the Lenders, or any of them, shall be applied first to the costs and expenses (including reasonable attorneys' fees and disbursements and the reasonably allocated costs of attorneys employed by the Administrative Agent or by any Lender) of the Administrative Agent and of the Lenders, and thereafter paid pro rata to the Lenders in the same proportions that the aggregate Obligations owed to each Lender under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Lenders, without priority or preference among the Lenders. Regardless of how each Lender may treat payments for the purpose of its own accounting, for the purpose of computing Borrower's Obligations hereunder and under the Notes, payments shall be applied first, to the costs and expenses of the Administrative Agent and the Lenders, as set forth above, second, to the payment of accrued and unpaid interest due under any Loan Documents to and including the date of such application (ratably, and without duplication, according to the accrued and unpaid interest due under each of the Loan Documents), and third, to the payment of all other amounts (including principal and fees) then owing to the Administrative Agent or the Lenders under the Loan Documents. No application of payments will cure any Event of Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of the Lenders hereunder or thereunder or at Law or in equity.

                                  Article 10.
                            THE ADMINISTRATIVE AGENT

          10.1 Appointment and Authorization. Subject to Section 10.8, each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof or are reasonably incidental, as determined by the Administrative Agent, thereto. This appointment and authorization is intended solely for the purpose of facilitating the servicing of the Revolving Facility and does not constitute appointment of the Administrative Agent as trustee for any Lender or as representative of any Lender for any other purpose and, except as specifically set forth in the Loan Documents to the contrary, the Administrative Agent shall take such action and exercise such powers only in an administrative and ministerial capacity.

          10.2 Administrative Agent and Affiliates. Wells Fargo (and each successor Administrative Agent) has the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" includes Wells Fargo in its individual capacity. Wells Fargo (and each successor Administrative Agent) and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with Borrower, any Subsidiary thereof, or any Affiliate of Borrower or any Subsidiary thereof, as if it were not the Administrative Agent and without any duty to account therefor to the Lenders. Wells Fargo (and each successor Administrative Agent) need not account to any other Lender for any monies received by it for reimbursement of its costs and expenses as Administrative Agent hereunder, or (subject to Section 11.10) for any monies received by it in its capacity as a Lender hereunder. The Administrative Agent shall not be deemed to hold a fiduciary relationship with any Lender and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

          10.3 Proportionate Interest in any Collateral. The Administrative Agent, on behalf of all the Lenders, shall hold in accordance with the Loan Documents all items of collateral (if any) or interests therein received or held by the Administrative Agent. Subject to the Administrative Agent's and the Lenders' rights to reimbursement for their costs and expenses hereunder (including reasonable attorneys' fees and disbursements and other professional services and the reasonably allocated costs of attorneys employed by the Administrative Agent or a Lender) and subject to the application of payments in accordance with Section 9.2(d), each Lender shall have an interest in the Lenders' interest in such collateral or interests therein in the same proportions that the aggregate Obligations owed such Lender under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Lenders, without priority or preference among the Lenders.

          10.4 Lenders' Credit Decisions. Each Lender agrees that it has, independently and without reliance upon the Administrative Agent, any other Lender or the directors, officers, agents, employees or attorneys of the Administrative Agent or of any other Lender, and instead in reliance upon information supplied to it by or on behalf of Borrower and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Lender also agrees that it shall, independently and without reliance upon the Administrative Agent, any other Lender or the directors, officers, agents, employees or attorneys of the Administrative Agent or of any other Lender, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents.

          10.5 Action by Administrative Agent.

               (a) The Administrative Agent may assume that no Default has occurred and is continuing, unless the Administrative Agent (or the Lender that is then the Administrative Agent) has received notice from Borrower stating the nature of the Default or has received notice from a Lender stating the nature of the Default and that such Lender considers the Default to have occurred and to be continuing.

               (b) The Administrative Agent has only those obligations under the Loan Documents as are expressly set forth therein.

               (c) Except for any obligation expressly set forth in the Loan Documents and as long as the Administrative Agent may assume that no Event of Default has occurred and is continuing, the Administrative Agent may, but shall not be required to, exercise its discretion to act or not act, except that the Administrative Agent shall be required to act or not act upon the instructions of the Requisite Lenders (or of all the Lenders, to the extent required by Section 11.2) and those instructions shall be binding upon the Administrative Agent and all the Lenders, provided that the Administrative Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Administrative Agent, in substantial risk of liability to the Administrative Agent.

               (d) If the Administrative Agent has received a notice specified in clause (a), the Administrative Agent shall immediately give notice thereof to the Lenders and shall act or not act upon the instructions of the Requisite Lenders (or of all the Lenders, to the extent required by Section 11.2), provided that the Administrative Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Administrative Agent, in substantial risk of liability to the Administrative Agent, and except that if the Requisite Lenders (or all the Lenders, if required under Section 11.2) fail, for five (5) Banking Days after the receipt of notice from the Administrative Agent, to instruct the Administrative Agent, then the Administrative Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of the Lenders.

               (e) The Administrative Agent shall have no liability to any Lender for acting, or not acting, as instructed by the Requisite Lenders (or all the Lenders, if required under Section 11.2), notwithstanding any other provision hereof.

          10.6 Liability of Administrative Agent. Neither the Administrative Agent nor any of its directors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence or willful misconduct. Without limitation on the foregoing, the Administrative Agent and its directors, officers, agents, employees and attorneys:

               (a) May treat the payee of any Note as the holder thereof until the Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by the payee, and may treat each Lender as the owner of that Lender's interest in the Obligations for all purposes of this Agreement until the Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by that Lender;

               (b) May consult with legal counsel (including in-house legal counsel), accountants (including in-house accountants) and other professionals or experts selected by it, or with legal counsel, accountants or other professionals or experts for Borrower or any Subsidiary of Borrower and/or any of their Affiliates or the Lenders, and shall not be liable for any action taken or not taken by it in good faith in accordance with any advice of such legal counsel, accountants or other professionals or experts;

               (c) Shall not be responsible to any Lender for any statement, warranty or representation made in any of the Loan Documents or in any notice, certificate, report, request or other statement (written or oral) given or made in connection with any of the Loan Documents;

               (d) Except to the extent expressly set forth in the Loan Documents, shall have no duty to ask or inquire as to the performance or observance by Borrower of any of the terms, conditions or covenants of any of the Loan Documents or to inspect any Property, books or records of Borrower or any Subsidiary of Borrower;

               (e) Will not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith;

               (f) Will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, request or other instrument or writing believed in good faith by it to be genuine and signed or sent by the proper party or parties; and

               (g) Will not incur any liability for any arithmetical error in computing any amount paid or payable by Borrower or paid or payable to or received or receivable from any Lender under any Loan Document, including principal, interest, commitment fees, Advances and other amounts; provided that, promptly upon discovery of such an error in computation, the Administrative Agent, the Lenders and (to the extent applicable) Borrower shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred.

          10.7 Indemnification. Each Lender shall, ratably in accordance with its Pro Rata Share of all of the then applicable Commitments (if any of the Commitments are then in effect) and/or in accordance with its proportion of the aggregate Indebtedness then evidenced by the Notes (if all of the Commitments have then been terminated), indemnify and hold the Administrative Agent and its directors, officers, agents, employees and attorneys harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees and disbursements and allocated costs of attorneys employed by the Administrative Agent) that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of the Loan Documents (other than losses incurred by reason of the failure of Borrower to pay the Indebtedness represented by the Notes) or any action taken or not taken by it as Administrative Agent thereunder, except such as result from its own gross negligence or willful misconduct. Without limitation on the foregoing, each Lender shall reimburse the Administrative Agent upon demand for that Lender's Pro Rata Share of any out-of-pocket cost or expense incurred by the Administrative Agent in connection with the negotiation, preparation, execution, delivery, amendment, waiver, restructuring, reorganization (including a bankruptcy reorganization), enforcement or attempted enforcement of the Loan Documents, to the extent that Borrower or any other Party are required by
Section 11.3 to pay that cost or expense but fails to do so upon demand. Nothing in this Section 10.7 shall entitle the Administrative Agent or any indemnitee referred to above to recover any amount from the Lenders if and to the extent that such amount has theretofore been recovered from Borrower. To the extent that the Administrative Agent or any indemnitee referred to above is later reimbursed such amount by Borrower, it shall return the amounts paid to it by the Lenders in respect of such amount.

          10.8 Successor Administrative Agent. The Administrative Agent may, and at the request of the Requisite Lenders shall, resign as Administrative Agent upon reasonable notice to the Lenders and Borrower effective upon acceptance of appointment by a successor Administrative Agent. If the Administrative Agent shall resign as Administrative Agent under this Agreement, the Requisite Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders, which successor Administrative Agent shall be approved by Borrower (and such approval shall not be unreasonably withheld or delayed). If no successor Administrative Agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and Borrower, a successor Administrative Agent from among the Lenders. Upon the acceptance of its appointment as successor Administrative Agent hereunder, such successor Administrative Agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor Administrative Agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 10, and

Sections 11.3, 11.11 and 11.21, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. Notwithstanding the foregoing, if no successor Administrative Agent has accepted appointment as Administrative Agent by the date which is thirty
(30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Administrative Agent as provided for above.

          10.9 No Obligations of Borrower. Nothing contained in this Article 10 shall be deemed to impose upon Borrower any obligation in respect of the due and punctual performance by the Administrative Agent of its obligations to the Lenders under any provision of this Agreement, and Borrower shall have no liability to the Administrative Agent or any of the Lenders in respect of any failure by the Administrative Agent or any Lender to perform any of its obligations to the Administrative Agent or the Lenders under this Agreement. Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrower to the Administrative Agent for the account of the Lenders, Borrower's obligations to the Lenders in respect of such payments shall be deemed to be satisfied upon the making of such payments to the Administrative Agent in the manner provided by this Agreement. In addition, Borrower may rely on a written statement by the Administrative Agent to the effect that it has obtained the written consent of the Requisite Lenders or all of the Lenders, as applicable under Section 11.2, in connection with a waiver, amendment, consent, approval or other action by the Lenders hereunder, and shall have no obligation to verify or confirm the same.

                                   Article 11.
                                  MISCELLANEOUS

          11.1 Cumulative Remedies; No Waiver. The rights, powers, privileges and remedies of the Administrative Agent and the Lenders provided herein or in any Note or other Loan Document are cumulative and not exclusive of any right, power, privilege or remedy provided by Law or equity. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy. The terms and conditions of Article 8 hereof are inserted for the sole benefit of the Administrative Agent and the Lenders; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Borrowing without prejudicing the Administrative Agent's or the Lenders' rights to assert them in whole or in part in respect of any other Borrowing.

          11.2 Amendments; Consents. No amendment, modification, supplement, extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, and no consent to any departure by Borrower or any other Party therefrom, may in any event be effective unless in writing signed by the Administrative Agent with the written approval of the Requisite Lenders (and, in the case of any amendment, modification or supplement of or to any Loan Document to which Borrower is a Party, signed by Borrower, and, in the case of any amendment, modification or supplement to Article 10, signed by the Administrative Agent), and then only in the specific instance and for the specific purpose given; and, without the approval in writing of all the Lenders, no amendment, modification, supplement, termination, waiver or consent may be effective:

               (a) To amend or modify the principal of, or the amount of principal, principal prepayments or the rate of interest payable on, any Note, or the amount of the Revolving Facility, or the Pro Rata Share of any Lender or the amount of any commitment fee payable to any Lender, or any other fee or amount payable to any Lender (in its capacity as a Lender) under the Loan Documents or to waive an Event of Default consisting of the failure of Borrower to pay when due principal, interest or any fee, or to provide for additional extensions of credit to Borrower by the Lenders pursuant to the Loan Documents;

               (b) To postpone any date fixed for any payment of principal of, prepayment of principal of or any installment of interest on, any Note or any installment of any fee, or to extend the term of the Revolving Facility;

               (c) To amend the provisions of the definition of "Requisite Lenders" or "Maturity Date";

               (d) To amend or waive Article 8 or this Section 11.2; or

               (e) To amend any provision of this Agreement that expressly requires the consent or approval of all the Lenders.

Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section 11.2 shall apply equally to, and shall be binding upon, all the Lenders and the Administrative Agent.

          11.3 Costs and Expenses. Borrower agrees to pay within five (5) Banking Days after demand, accompanied by an invoice therefor, all reasonable, out-of-pocket expenses (except in the case of the Administrative Agent's allocated in-house counsel costs described below, which shall not be required to be "out-of-pocket") of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent (including reasonable allocated costs of in-house counsel employed by the Administrative Agent) and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with:

               (a) The negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby (or thereby) are consummated, provided that, Borrower's maximum liability for fees and expenses of counsel to the Administrative Agent in connection with the Closing Date shall not exceed $50,000;

               (b) The preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document; and

               (c) The preparation of any information or response required with respect to any investigative request or inquiry, approval, findings of suitability or any other response or communication involving a Governmental Agency arising out of this Agreement, any other Loan Document or any Obligation evidenced by the Loan Documents or the participation in any public or investigatory hearing or meeting.

Borrower further agrees to pay, and to save the Administrative Agent, the Issuing Lender and the Lenders harmless from all liability for, any stamp and similar taxes that may be payable in connection with the execution or delivery of this Agreement, the credit extensions made hereunder, or the issuance of the Notes, the Letters of Credit or any other Loan Document. Borrower also agrees to reimburse the Administrative Agent and, after the occurrence and during the continuance of an Event of Default, the Issuing Lender and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel and fees and expenses of consultants to the Administrative Agent, the Issuing Lender and the Lenders) incurred by the Administrative Agent, the Issuing Lender or such Lenders in connection with (i) the negotiation of any restructuring or "work-out" with Borrower whether or not consummated, of any Obligations, (ii) the enforcement or attempted enforcement of any Obligations and any matter related thereto and
(iii) any bankruptcy of

Borrower or any of its Subsidiaries. Any amount payable to the Administrative Agent or any Lender under this Section 11.3 shall bear interest from the fifth Banking Day following the date of demand, if not then paid, for payment at the Default Rate.

          11.4 Nature of Lenders' Obligations. The obligations of the Lenders hereunder are several and not joint or joint and several. Nothing contained in this Agreement or any other Loan Document and no action taken by the Administrative Agent or the Lenders or any of them pursuant hereto or thereto may, or may be deemed to, make the Lenders a partnership, an association, a joint venture or other entity, either among themselves or with Borrower or any Subsidiary or Affiliate of Borrower. A default by any Lender will not increase the Commitment of any other Lender or the Pro Rata Share of the Revolving Facility attributable to any other Lender. Any Lender not in default may, if it desires, assume (in such proportion as the nondefaulting Lenders agree) the obligations of any Lender in default, but no Lender is obligated to do so.

          11.5 Survival of Representations and Warranties. All representations and warranties contained herein or in any other Loan Document, or in any certificate or other writing delivered by or on behalf of any one or more of the Parties to any Loan Document, will survive the making of the Advances hereunder and the execution and delivery of the Notes, and have been or will be relied upon by the Administrative Agent and each Lender, notwithstanding any investigation made by the Administrative Agent or any Lender or on their behalf.

          11.6 Notices. Except as otherwise expressly provided in the Loan Documents, all notices, requests, demands, directions and other communications provided for hereunder or under any other Loan Document must be in writing and must be mailed, telegraphed, telecopied, dispatched by commercial courier or delivered to the appropriate party at the address set forth on the signature pages of this Agreement or other applicable Loan Document or, as to any party to any Loan Document, at any other address as may be designated by it in a written notice sent to all other parties to such Loan Document in accordance with this Section. Except as otherwise expressly provided in any Loan Document, if any notice, request, demand, direction or other communication required or permitted by any Loan Document is given by mail it will be effective on the earlier of receipt or the fourth Banking Day after deposit in the United States mail with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when sent; if dispatched by commercial courier, on the scheduled delivery date; or if given by personal delivery, when delivered.

          11.7 Execution of Loan Documents. Unless the Administrative Agent otherwise specifies with respect to any Loan Document, (a) this Agreement and any other Loan Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, when taken together will be deemed to be but one and the same instrument and (b) execution of any such counterpart may be evidenced by a telecopier transmission of the signature of such party. The execution of this Agreement or any other

Loan Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

          11.8 Binding Effect; Assignment.

               (a) This Agreement and the other Loan Documents to which Borrower is a Party will be binding upon and inure to the benefit of Borrower, the Administrative Agent, each of the Lenders, and their respective successors and assigns, except that Borrower may not assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Lenders. Each Lender represents that it is not acquiring its Note with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (subject to any requirement that disposition of such Note must be within the control of such Lender). Any Lender may at any time pledge its Note or any other instrument evidencing its rights as a Lender under this Agreement to a Federal Reserve Bank, but no such pledge shall release that Lender from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Lender hereunder absent foreclosure of such pledge.

               (b) From time to time following the Closing Date, each Lender may assign to one or more Eligible Assignees all or any portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided that, subject to subsection (f) below, (i) such Eligible Assignee, if not then a Lender or an Affiliate of the assigning Lender, shall be approved by the Administrative Agent and Borrower (neither of which approvals shall be unreasonably withheld or delayed), (ii) such assignment shall be evidenced by an Assignment and Acceptance, a copy of which shall be furnished to the Administrative Agent as hereinbelow provided, (iii) except in the case of an assignment to an Affiliate of the assigning Lender, to another Lender or of the entire remaining rights and obligations of the assigning Lender under this Agreement, the assignment shall not assign a portion of such assigning Lender's Commitments and/or Advances owing to such assigning Lender that is equivalent to less than $3,000,000, and (iv) the effective date of any such assignment shall be as specified in the Assignment and Acceptance, but not earlier than the date which is five
     (5) Banking Days after the date the Administrative Agent has received the Assignment and Acceptance. Upon the effective date of such Assignment and Acceptance, the Eligible Assignee named therein shall be a Lender for all purposes of this Agreement, with the Commitments and/or Advances therein set forth and, to the extent of such Commitments and/or Advances, the assigning Lender shall be released from its further obligations under this Agreement. Borrower agrees that it shall execute and deliver (against delivery by the assigning Lender to Borrower of such Lender's Notes) to such assignee Lender, Notes evidencing that assignee Lender's Commitments and/or Advances, and to the assigning Lender, Notes evidencing the remaining balance of the Commitments and/or Advances retained by the assigning Lender.

               (c) By executing and delivering an Assignment and Acceptance, the Eligible Assignee thereunder acknowledges and agrees that: (i) other than the representation and warranty that it is the legal and beneficial owner of the rights and obligations hereunder being assigned thereby free and clear of any adverse claim, the assigning Lender has made no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement or any other Loan Document; (ii) the assigning Lender has made no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance by Borrower of the Obligations; (iii) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) it appoints and authorizes the Administrative Agent to take such action and to exercise such powers under this Agreement as are delegated to the Administrative Agent by this Agreement; and (vi) it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

               (d) The Administrative Agent shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register (the "Register") of the names and address of each of the Lenders and the Pro Rata Share of the Commitments held by each Lender, giving effect to each Assignment and Acceptance. The Register shall be available during normal business hours for inspection by Borrower or any Lender upon reasonable prior notice to the Administrative Agent. After receipt of a completed Assignment and Acceptance executed by any Lender and an Eligible Assignee, and receipt of an assignment fee of $3,500 from such Lender or Eligible Assignee, the Administrative Agent shall, promptly following the effective date thereof, provide to Borrower and the Lenders a revised
     Schedule 1.1 giving effect thereto. Borrower, the Administrative Agent and the Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the Pro Rata Shares of the Revolving Facility listed therein for all purposes hereof, and no assignment or transfer of any Lender's rights and obligations hereunder shall be effective, in each case unless and until an Assignment and Acceptance effecting the assignment or transfer thereof shall have been accepted by the Administrative Agent and recorded in the Register as provided above. Prior to such recordation, all amounts owed with respect to the applicable Pro Rata Share of the Revolving Facility shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Pro Rata Share of the Revolving Facility.

               (e) Each Lender may from time to time grant participations to one or more banks or other financial institutions in or to all or a portion of its rights and/or obligations under this Agreement; provided, however, that
     (i) such Lender's obligations under this Agreement shall remain unchanged,
     (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other financial institutions shall not be a Lender hereunder for any purpose except, if the participation agreement so provides, for the purposes of Sections 3.5, 3.6, 11.11 and 11.21 but only to the extent that the cost of such benefits to Borrower does not exceed the cost which Borrower would have incurred in respect of the Lender granting such participation absent the participation, (iv) Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) the participation interest shall be expressed as a percentage of the granting Lender's Pro Rata Share of the Revolving Facility as it then exists and shall not restrict an increase in the Revolving Facility (or the aggregate Commitments pertaining thereto), or in the granting Lender's rights and obligations hereunder, so long as the amount of the participation interest is not affected thereby and (vi) the consent of the holder of such participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than those which (A) extend any Amortization Date, any applicable Maturity Date or any other date upon which any payment of money is due to the Lenders,
     (B) reduce the rate of interest on the Notes, any fee or any other monetary amount payable to the Lenders, (C) reduce the amount of any installment of principal due under the Notes, or (D) release any Guarantor from its Guaranty.

               (f) Borrower agrees that upon the occurrence and during the continuance of any Event of Default, each Lender shall be entitled to assign its rights hereunder and under the Loan Documents, or grant participation interests in its rights under this Agreement and the Loan Documents, to any Person, in whole or in any part thereof, notwithstanding any provisions contained herein (including those set forth in subsection
     (b) above) or in any other Loan Document to the contrary, except that, other than (i) assignments by a Lender to an Affiliate of such Lender or to another Lender or (ii) pledges described in the last sentence of subsection
     (a) above, no assignment shall be made without the approval of the Administrative Agent.

          11.9 Right of Setoff. If an Event of Default has occurred and is continuing, the Administrative Agent or any Lender (but in each case only with the consent of the Requisite Lenders) may exercise its rights under applicable Laws and, to the extent permitted by applicable Laws, apply any funds in any deposit account maintained with it by Borrower and/or any Property of Borrower in its possession against the Obligations.

          11.10 Sharing of Setoffs. Each Lender severally agrees that if it, through the exercise of any right of setoff, banker's lien or counterclaim against Borrower, or otherwise, receives payment of the Obligations held by it that is ratably more than any other Lender, through any means, receives in payment of the Obligations held by that Lender, then, subject to applicable
Laws: (a) the Lender exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from each of the other Lenders a participation in the Obligations held by the other Lenders and shall pay to the other Lenders a purchase price in an amount so that the share of the Obligations held by each Lender after the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment; and (b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all of the Lenders share any payment obtained in respect of the Obligations ratably in accordance with each Lender's share of the Obligations immediately prior to, and without taking into account, the payment; provided that, if all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Lender by Borrower or any Person claiming through or succeeding to the rights of Borrower, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Lender that purchases a participation in the Obligations pursuant to this Section 11.10 shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in an Obligation so purchased pursuant to this Section 11.10 may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if the Lender were the original owner of the Obligation purchased.

          11.11 Indemnity by Borrower. Borrower agrees to indemnify, save and hold harmless the Administrative Agent and each Lender and their respective directors, officers, agents, attorneys and employees (collectively the "Indemnitees") from and against: (a) any and all claims, demands, actions or causes of action (except a claim, demand, action, or cause of action for any amount excluded from the definition of "Taxes" in Section 3.10(e)) if the claim, demand, action or cause of action arises out of or relates to (i) any act or omission (or alleged act or omission) of Borrower, any Subsidiary or other Affiliate of Borrower or any partner, officer, director, stockholder, or other equity interest holder of Borrower relating to the Revolving Facility, (ii) the use or contemplated use of proceeds of any Borrowing, (iii) the relationship of Borrower and the Lenders under this Agreement, or (iv) the Loan Documents or the Revolving Facility in any other manner or aspect; (b) any administrative or investigative proceeding by any Governmental Agency arising out of or related to a claim, demand, action or cause of action described in clause (a) above; and
(c) any and all liabilities, losses, reasonable costs or expenses (including reasonable attorneys' fees and the reasonably allocated costs of attorneys employed by any Indemnitee and disbursements of such attorneys and other professional services) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action; provided that no Indemnitee shall be entitled to indemnification for any liability, loss, cost or expense caused by its own gross negligence or willful misconduct or for any liability, loss, cost or expense asserted against it by another Indemnitee. If any claim, demand, action or cause of action is asserted against any Indemnitee, such Indemnitee shall promptly notify Borrower, but the failure to so promptly notify Borrower shall not affect Borrower's obligations under this

Section unless such failure materially prejudices Borrower's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. Such Indemnitee may (and shall, if requested by Borrower in writing) contest the validity, applicability and amount of such claim, demand, action or cause of action and shall permit Borrower to participate in such contest. Any Indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment of indemnity hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrower's prior consent (which shall not be unreasonably withheld or delayed). In connection with any claim, demand, action or cause of action covered by this Section 11.11 against more than one Indemnitee, all such Indemnitees shall be represented by the same legal counsel (which may be a law firm engaged by the Indemnitees or attorneys employed by an Indemnitee or a combination of the foregoing) selected by the Indemnitees, provided, that if such legal counsel determines in good faith that representing all such Indemnitees would or could result in a conflict of interest under Laws or ethical principles applicable to such legal counsel or that a defense or counterclaim is available to an Indemnitee that is not available to all such Indemnitees, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such a defense or counterclaim, each affected Indemnitee shall be entitled to separate representation by legal counsel selected by that Indemnitee, with all such legal counsel using reasonable efforts to avoid unnecessary duplication of effort by counsel for all Indemnitees; and further provided that the Administrative Agent (as an Indemnitee) shall at all times be entitled to representation by separate legal counsel (which may be a law firm or attorneys employed by the Administrative Agent or a combination of the foregoing). Any obligation or liability of Borrower to any Indemnitee under this Section 11.11 shall survive the expiration or termination of this Agreement and the repayment of all Borrowings and the payment and performance of all other Obligations owed to the Lenders.

          11.12 Nonliability of the Lenders. Borrower acknowledges and agrees that:

               (a) Any inspections of any Property of Borrower or any Subsidiary of Borrower made by or through the Administrative Agent or the Lenders are for purposes of administration of the Revolving Facility only and Borrower is not entitled to rely upon the same (whether or not such inspections are at the expense of Borrower);

               (b) By accepting or approving anything required to be observed, performed, fulfilled or given to the Administrative Agent or the Lenders pursuant to the Loan Documents, neither the Administrative Agent nor the Lenders shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by the Administrative Agent or the Lenders;

               (c) The relationship between Borrower and the Administrative Agent and the Lenders is, and shall at all times remain, solely that of borrower and lenders; neither the Administrative Agent nor the Lenders shall under any circumstance be construed to be partners or joint venturers of Borrower, any Subsidiary of Borrower or any of their respective Affiliates; neither the Administrative Agent nor the Lenders shall under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower, any Subsidiary of Borrower or any of their respective Affiliates, or to owe any fiduciary duty to Borrower, any Subsidiary of Borrower or any of their respective Affiliates; neither the Administrative Agent nor the Lenders undertake or assume any responsibility or duty to Borrower, any Subsidiary of Borrower or any of their respective Affiliates to select, review, inspect, supervise, pass judgment upon or inform Borrower, any Subsidiary of Borrower or any of their respective Affiliates of any matter in connection with their Property or the operations of Borrower, any Subsidiary of Borrower or any of their respective Affiliates; Borrower, Subsidiary of Borrower and their respective Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by the Administrative Agent or the Lenders in connection with such matters is solely for the protection of the Administrative Agent and the Lenders and neither Borrower nor any other Person is entitled to rely thereon; and

               (d) The Administrative Agent and the Lenders shall not be responsible or liable to any Person for any loss, damage, liability or claim of any kind relating to injury or death to Persons or damage to Property caused by the actions, inaction or negligence of Borrower, any Subsidiary of Borrower and/or any of their respective Affiliates and Borrower hereby indemnifies and holds the Administrative Agent and the Lenders harmless on the terms set forth in Section 11.11 from any such loss, damage, liability or claim.

          11.13 No Third Parties Benefited. This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of Borrower, the Administrative Agent and the Lenders in connection with the Revolving Facility, and is made for the sole benefit of Borrower, the Administrative Agent and the Lenders, and the Administrative Agent's and the Lenders' successors and assigns. Except as provided in Sections 11.8 and 11.11, no other Person shall have any rights of any nature hereunder or by reason hereof.

          11.14 Confidentiality. Each Lender agrees to hold any confidential information that it may receive from Borrower pursuant to this Agreement in confidence, except for disclosure: (a) to other Lenders or Affiliates of a Lender that have agreed to keep such information confidential to the same extent as if they were a party hereto; (b) to legal counsel and accountants for Borrower, any Subsidiary of Borrower or any Lender; (c) to other professional advisors to Borrower or any Subsidiary of Borrower or any Lender, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 11.14; (d) to regulatory officials having jurisdiction over that Lender; (e) as required by Law or legal process, provided that each Lender agrees to notify Borrower of any such disclosures unless prohibited by applicable Laws, or in connection with any legal proceeding to which that Lender and Borrower or any Subsidiary of

Borrower are adverse parties; and (f) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Lender's interests hereunder or a participation interest in its Note(s), provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 11.14. For purposes of the foregoing, "confidential information" shall mean any information respecting Borrower or any Subsidiary of Borrower reasonably considered by Borrower to be confidential, other than (i) information previously filed with any Governmental Agency and available to the public, (ii) information previously published in any public medium from a source other than, directly or indirectly, that Lender, and (iii) information previously disclosed by Borrower or such Subsidiary of Borrower to any Person not associated with Borrower or such Subsidiary of Borrower which does not owe a professional duty of confidentiality to Borrower or such Subsidiary of Borrower or which has not executed an appropriate confidentiality agreement with Borrower or such Subsidiary of Borrower. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Administrative Agent or the Lenders to Borrower or any Subsidiary of Borrower.

          11.15 Further Assurances. Borrower shall, at its expense and without expense to the Lenders or the Administrative Agent, do, execute and deliver such further acts and documents as the Requisite Lenders or the Administrative Agent from time to time reasonably require for the assuring and confirming unto the Lenders or the Administrative Agent of the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document.

          11.16 Integration. This Agreement, together with the other Loan Documents and the letter agreements referred to in Section 3.3, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

          11.17 Governing Law. EXCEPT TO THE EXTENT OTHERWISE PROVIDED THEREIN, EACH LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN A STATE OR FEDERAL COURT LOCATED IN THE STATE OF CALIFORNIA. THE PARTIES EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN ANY SUCH COURT, AND THE PARTIES HEREBY WAIVE ANY OBJECTION THEY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION AND HEREBY CONSENT

TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY ANY SUCH COURT. FURTHERMORE, THE PARTIES HEREBY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO ASSERT THE DOCTRINE OF "FORUM NON CONVENIENS" OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.16.

          11.18 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

          11.19 Headings. Article and Section headings in this Agreement and the other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

          11.20 Time of the Essence. Time is of the essence of the Loan
Documents.

          11.21 Foreign Lenders and Participants. Each Lender, and each holder of a participation interest herein, that is incorporated or otherwise organized under the Laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia shall deliver to Borrower (with a copy to the Administrative Agent), on or before the Closing Date (or on or before accepting an assignment or receiving a participation interest herein pursuant to
Section 11.8, if applicable) two duly completed copies, signed by a Responsible Official, of Form W-8BEN or W-8ECI (or other equivalent successor form) satisfactory to Borrower and the Administrative Agent that no withholding under the federal income tax laws is required with respect to such Person. Thereafter and from time to time, each such Person shall (a) promptly submit to Borrower (with a copy to the Administrative Agent), such additional duly completed and signed copies of such form (or such successor form(s) as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to Borrower and the Administrative Agent of any available exemption from, United States withholding taxes in respect of all payments to be made to such Person by Borrower pursuant to this Agreement and
(b) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Person, and as may be reasonably necessary (including the re-designation of its Eurodollar Lending Office, if any) to avoid any requirement of applicable Laws that Borrower make any deduction or withholding for taxes from amounts payable to such Person. In the event that Borrower or the Administrative Agent becomes aware that a participation has been granted pursuant to Section 11.8(e) to a financial institution that is incorporated or otherwise organized under the Laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia, then, upon request made by Borrower or the Administrative Agent to the Lender that granted such participation, such Lender shall cause such participant financial institution to deliver the same documents and information to Borrower and the Administrative Agent as would be required under this Section if such financial institution were a Lender.

          11.22 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          11.23 Purported Oral Amendments. BORROWER EXPRESSLY ACKNOWLEDGES THAT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION 11.2. BORROWER AGREES THAT IT WILL NOT RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF THE ADMINISTRATIVE AGENT OR ANY LENDER THAT DOES NOT COMPLY WITH SECTION 11.2 TO EFFECT AN AMENDMENT, MODIFICATION, WAIVER OR SUPPLEMENT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

                     [THIS SPACE INTENTIONALLY LEFT BLANK -
                           SIGNATURE PAGES TO FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                 AMERICAN STATES WATER COMPANY,
                                 a California corporation


                                 By /s/ Floyd E. Wicks
                                    ----------------------------------------
                                    Name: Floyd E. Wicks
                                    Title: President and Chief Executive Officer


                                 By /s/ McClellan Harris III
                                    ----------------------------------------
                                    Name: McClellan Harris III
                                    Title: Vice President-Finance, Treasurer and
                                           Corporate Secretary


                                 Address for Borrower:

                                 630 East Foothill Boulevard
                                 San Dimas, California 91773-9016
                                 Attn:  McClellan Harris III
                                 Telecopier: (909) 394-1382
                                 Telephone: (909) 394-3600

                                 With a copy to:

                                 American States Water Company
                                 630 East Foothill Boulevard
                                 San Dimas, California 91773-9016
                                 Attn: Eva Tang
                                 Telecopier: (909) 394-1382
                                 Telephone: (909) 394-3600

                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as Administrative Agent


                                 By /s/ Anthony Turner
                                    --------------------------------------------
                                    Name: Anthony D. Turner
                                    Title: Vice President

                                 Address for notices to Administrative Agent for borrowings and payments:

                                 Wells Fargo Bank, National Association
                                 201 Third Street, 8th Floor
                                 San Francisco, California 94103
                                 Attn:  Deborah Moore

                                 Telecopier: (415) 512-9408
                                 Telephone: (415) 477-5379
                                 E-mail: mooredj@wellsfargo.com

                                 With a copy to:

                                 333 South Grand Avenue, Third Floor
                                 Los Angeles, California 90071
                                 Attn:  Carmen Badescu

                                 Telecopier: (213) 628-1415
                                 Telephone: (213) 253-6146
                                 E-mail: badescuc@wellsfargo.com

                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as a Lender


                                 By /s/ Anthony Tuner
                                    --------------------------------------------
                                    Anthony Turner
                                    Vice President

                                 Address:

                                 333 South Grand Avenue, Third Floor
                                 Los Angeles, California 90071
                                 Attn: American States Water Account Officer

                                 Telecopier: (213) 687-3501
                                 Telephone: (213) 253-6208
                                 E-mail: turnerad@wellsfargo.com

                                 COBANK, ACB,
                                 as a Lender


                                 By /s/ Steven D. Gustafsow
                                    ----------------------------------------
                                    Name: Steven D. Gustafsow
                                    Title: Vice President

                                 Address:

                                 5500 South Quebec St.
                                 Greenwood Village, Colorado 80111
                                 Attn: Jerry Bucholz, Vice President

                                 Telecopier: (303) 224-2537
                                 Telephone: (303) 740-4314
                                 E-mail: jbucholz@cobank.com

                                 UNION BANK OF CALIFORNIA, N.A.,
                                 as a Lender


                                 By /s/ Susan K. Johnson
                                    --------------------------------------------
                                    Name: Susan K. Johnson
                                    Title: Vice President

                                 Address:

                                 Energy Capital Services
                                 445 South Figueroa St., 15th Floor
                                 Los Angeles, California 90071
                                 Attn: Kevin Zitar, Vice President

                                 Telecopier: (213) 236-4096
                                 Telephone: (213) 236-5503
                                 E-mail: Kevin.Zitar@uboc.com

                                 COMERICA WEST INCORPORATED,
                                 as a Lender


                                 By /s/ Elise Walker
                                    --------------------------------------------
                                    Elise M. Walker
                                    Assistant Vice President

                                 Address:

                                 1920 Main Street, Suite 1150
                                 Irvine, California 92614
                                 Attn: Elise M. Walker, Asst. Vice President

                                 Telecopier: (949) 476-1222
                                 Telephone: (949) 798-7244
                                 E-mail: elise_m_walker@comerica.com

                                 NORTHERN TRUST BANK OF CALIFORNIA, N.A., as a Lender


                                 By /s/ Stephen W. Lind
                                    --------------------------------------------
                                    Name: Stephen W. Lind
                                    Title: Senior Vice President

                                 Address:

                                 355 South Grand Ave., Suite 2600
                                 Los Angeles, California 90071
                                 Attn: Stephen W. Lind

                                 Telecopier: (213) 617-4360
                                 Telephone: (213) 346-1368
                                 E-mail: swl2@ntrs.com

                                    EXHIBIT A

                            ASSIGNMENT AND ACCEPTANCE

          THIS ASSIGNMENT AND ACCEPTANCE ("Agreement") dated as of ____________, ____ is made with reference to that certain Credit Agreement dated as of June 6, 2002 (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among AMERICAN STATES WATER COMPANY, a California corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, and is entered into between the "Assignor" described below, in its capacity as a Lender under the Credit Agreement, and the "Assignee" described below.

          Assignor and Assignee hereby represent, warrant and agree as follows:

          1. Definitions. Capitalized terms defined in the Credit Agreement are used herein with the meanings set forth for such terms in the Credit Agreement. As used in this Agreement, the following capitalized terms shall have the meanings set forth below:

          "Assignee" means ___________________________________.

          "Aggregate Commitments" means the aggregate amount of the Lenders' Commitments under the Credit Agreement as of the date hereof.

          "Assigned Share" means ____% of the Aggregate Commitments of the Lenders under the Credit Agreement which equals $__________.

          "Assignor" means _______________________.

          "Effective Date" means _____________, the effective date of this Agreement determined in accordance with Section 11.8 of the Credit Agreement.

          2. Representations and Warranties of the Assignor. The Assignor represents and warrants to the Assignee as follows:

               a. As of the date hereof, the Pro Rata Share of the Assignor of the Revolving Facility is ___________% of the Revolving Facility (without giving effect to assignments thereof which have not yet become effective). The Assignor is the legal and beneficial owner of the Assigned Pro Rata Share and the Assigned Pro Rata Share is free and clear of any adverse claim.

               b. As of the date hereof, the outstanding principal balance of Advances made by the Assignor under the Assignor's Note is $__________. Unless otherwise agreed among Assignor and Assignee, amounts outstanding under Assignor's Note, if any, shall not be assigned.

               c. The Assignor has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith; and

               d. This Agreement constitutes the legal, valid and binding obligation of the Assignor.

The Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance by Borrower of the Obligations, and the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, or sufficiency of the Credit Agreement or any other Loan Document other than as expressly set forth above.

          3. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

          (a) The Assignee has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

          (b) This Agreement constitutes the legal, valid and binding obligation of the Assignee;

          (c) The Assignee has independently and without reliance upon the Administrative Agent or Assignor and based on such documents and information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. The Assignee will, independently and without reliance upon the Administrative Agent or any Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;

          (d) The Assignee has received copies of such of the Loan Documents delivered pursuant to Section 8.1 of the Credit Agreement as it has requested, together with copies of the most recent financial statements delivered pursuant to Section 7.1 of the Credit Agreement;

          (e) The Assignee will perform in accordance with their respective terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and

          (f) The Assignee is an Eligible Assignee.

          4. Assignment. On the terms set forth herein, the Assignor, as of the Effective Date, hereby irrevocably sells, assigns and transfers to the Assignee all of the rights and obligations of the Assignor under the Credit Agreement, the other Loan Documents and the Assignor's Note to the extent of the Assigned Share, and the Assignee irrevocably accepts such assignment of rights and assumes such obligations from the Assignor on such terms and effective as of the Effective Date. As of the Effective Date, the Assignee shall have the rights and obligations of a "Lender" under the Loan Documents, except to the extent of any arrangements with respect to payments referred to in Section 5 hereof. Assignee hereby appoints and authorizes the Administrative Agent, to take such action and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the Credit Agreement.

          5. Payment. On the Effective Date, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price of the Assigned Share, as agreed between the Assignor and the Assignee pursuant to a letter agreement of even date herewith. Such letter agreement also sets forth the agreement between the Assignor and the Assignee with respect to the amount of interest, fees, and other payments with respect to the Assigned Share which are to be retained by the Assignor. Assignee shall also pay to the Administrative Agent, as a condition to the effectiveness of this Agreement, an assignment fee of $3,500 in accordance with Section 11.8(d) of the Credit Agreement.

          The Assignor and the Assignee hereby agree that if either receives any payment of interest, principal, fees or any other amount under the Credit Agreement, their respective Note or any other Loan Documents which is for the account of the other, it shall hold the same in trust for such party to the extent of such party's interest therein and shall promptly pay the same to such party.

          6. Principal, Interest, Fees, etc. Any principal that would be payable and any interest, fees and other amounts that would accrue from and after the Effective Date to or for the account of the Assignor pursuant to the Credit Agreement and its Note shall be payable to or for the account of the Assignor and the Assignee, in accordance with their respective interests as adjusted pursuant to this Agreement.

          7. Notes. The Assignor and the Assignee shall make appropriate arrangements with the Borrower concurrently with the execution and delivery hereof so that a replacement Note is issued to the Assignor and a new Note, is issued to the Assignee in principal amounts reflecting their Pro Rata Shares of the Revolving Facility and their outstanding Advances under the Revolving Facility (as adjusted pursuant to this Agreement).

          8. Further Assurances. Concurrently with the execution of this Agreement, the Assignor shall execute two counterpart original Requests for Registration, in the form of Exhibit A to this Agreement, to be forwarded to the Administrative Agent. The Assignor and the Assignee further agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, and the Assignor specifically agrees to cause the delivery of (i) two original counterparts of this Agreement and (ii) the Request for

Registration, to the Administrative Agent for the purpose of registration of the Assignee as a "Lender" pursuant to Section 11.8 of the Credit Agreement.

          9. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA. FOR ANY DISPUTE ARISING IN CONNECTION WITH THIS AGREEMENT, THE ASSIGNEE HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA.

          10. Notices. All communications among the parties or notices in connection herewith shall be in writing, hand delivered or sent by U.S. registered mail, postage prepaid, or by telecopy, addressed to the appropriate party at its address set forth on the signature pages hereof. All such communications and notices shall be effective upon receipt.

          11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that the Assignee shall not assign its rights or obligations without the prior written consent of the Assignor and any purported assignment, absent such consent, shall be void. Nothing contained in this Section shall restrict the assignment by Assignee of its rights under the Loan Document following the Effective Date.

          12. Interpretation. The headings of the various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officials, officers or agents thereunto duly authorized as of the date first above written.

                                        "Assignor"

                                        ----------------------------------------


                                        By:
                                            ------------------------------------

                                            ------------------------------------
                                                 [Printed Name and Title]

                                        Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                        Telephone
                                                   -----------------------------

                                        Telecopier
                                                   -----------------------------

                                        "Assignee"

                                        ----------------------------------------


                                        By:
                                            ------------------------------------

                                            ------------------------------------
                                                 [Printed Name and Title]

                                        Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                        Telephone
                                                   -----------------------------

                                        Telecopier
                                                   -----------------------------

                Exhibit A to Commitment Assignment and Acceptance

                            REQUEST FOR REGISTRATION

To: Wells Fargo Bank, National Association, as Administrative Agent, and the Borrower (described below).

          THIS REQUEST FOR REGISTRATION is made as of the date of the enclosed Assignment and Acceptance with reference to that certain Credit Agreement, dated as of June 6, 2002 by and among AMERICAN STATES WATER COMPANY, a California corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended as of the date hereof, the "Credit Agreement").

          The Assignor and Assignee described below hereby request that Administrative Agent register the Assignee as a Lender pursuant to Section 11.8 of the Credit Agreement effective as of the Effective Date described in the Assignment and Acceptance. Assignee hereby confirms the representations and warranties made in Section 3 of the Assignment and Acceptance for the benefit of Administrative Agent and the Borrower. Concurrently herewith a similar portion of the interests of Assignor under the other Loan Documents is being assigned to Assignee.

          Enclosed with this Request are two counterpart originals of the Assignment and Acceptance as well as the original Note of Borrower in favor of the Assignor in the principal amount of $______________. The Assignor and Assignee hereby jointly request that Administrative Agent cause Borrower to issue a replacement Note, dated as of the Effective Date, pursuant to Section
11.8 of the Credit Agreement in favor of Assignor in the principal amount of the remainder of its Pro Rata Share of the Revolving Facility and a Note in favor of the Assignee in the amount of the Assigned Pro Rata Share, dated as of the Effective Date, substantially in the form of Exhibit D to the Credit Agreement.

          IN WITNESS WHEREOF, the Assignor and Assignee have executed this Request for Registration by their duly authorized officers as of this ___ day of __________, ____.

"Assignor"                               "Assignee"

--------------------------------------   ---------------------------------------


By:                                      By:
    ----------------------------------       -----------------------------------

    ----------------------------------       -----------------------------------
         [Printed Name and Title]                 [Printed Name and Title]

                  CONSENT OF ADMINISTRATIVE AGENT AND BORROWER

                  [When Required Pursuant to Credit Agreement]

TO: The Assignor and Assignee referred to in the Request for Registration to which this Consent is attached

     When countersigned by Administrative Agent and (when applicable) Borrower below, this document shall certify that:

     [_] [CHECK HERE IF BORROWER'S SIGNATURE IS REQUIRED PURSUANT TO SECTION
          11.8(b)(i) OF THE CREDIT AGREEMENT:]

     1. Borrower has consented, pursuant to the terms of the Loan Documents, to the assignment by the Assignor to the Assignee of the Assigned Share.

     2. Administrative Agent has registered the Assignee as a Lender under the Credit Agreement, effective as of the Effective Date described above, with a Share of the Revolving Facility corresponding to the Assigned Pro Rata Share and has adjusted the registered Share of the Revolving Facility of the Assignor to reflect the assignment of the Assigned Share.

                                        AMERICAN STATES WATER COMPANY, a
                                        California corporation


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Administrative Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

          Reference is made to the Credit Agreement dated as of June 6, 2002, entered into by and among AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), the lenders party thereto from time to time, and WELL FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Agent") (as amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined in this Compliance Certificate ("Certificate") shall have the meanings defined for them in the Credit Agreement. Section references herein relate to the Credit Agreement unless stated otherwise.

                       COMPLIANCE WITH FINANCIAL COVENANTS

          This Certificate is delivered in accordance with Section 7.2 of the Credit Agreement by the president or chief financial officer of Borrower. This certificate relates to the financial statements of Borrower and its Subsidiaries delivered concurrently herewith for the fiscal period ended ____________, ____ (the "Determination Date"). Computations indicating compliance with respect to the covenants specified in 6.3, 6.9(d) and (e), 6.12, 6.13, 6.14(d), (g) and
(h), and 6.15 of the Loan Agreement are as follows. All calculations are as determined in accordance with GAAP, consistently applied except to the extent modified by the terms of the Credit Agreement.

     A. 6.3 Disposition of Property. As of the Determination Date:

     1. The aggregate amount of Dispositions of Property (other than obsolete Property or Property with no remaining useful life) made after the Closing Date by Borrower and its Subsidiaries during the Fiscal Year (or portion thereof) ending on the Determination Date was $____________.

        Maximum Permitted:                                           $ 1,000,000

     2. The aggregate amount of Dispositions of Property (other than obsolete Property or Property with no remaining useful life) made after the Closing Date by Borrower and its Subsidiaries as of the Determination Date was $___________.

        Maximum Permitted:                                           $ 5,000,000

     B. 6.9(d) and (e) Liens and Negative Pledges.

     1. The aggregate amount of Indebtedness secured by Liens on Property acquired by Borrower or any Subsidiary that were in existence at the time of the acquisition of such

Property and were not created in contemplation of such acquisition as of the Determination Date was $_________________.

        Maximum Permitted:                                           $10,000,000

     2. As of the Determination Date, the aggregate amount of Permitted Capital Asset Indebtedness secured by Liens on capital assets acquired, constructed or financed with the proceeds of such Permitted Capital Asset Indebtedness or with the proceeds of any Indebtedness directly or indirectly refinanced by such Indebtedness was $_______________.

        Maximum Permitted:                                           $10,000,000

     C. 6.12; Total Funded Debt Ratio. As of the last day of the Fiscal Quarter ending on the Determination Date, the Funded Debt Ratio was ___:1.00.

        Maximum Permitted for Determination Date:                      0.65:1.00

     1. Total Funded Debt Ratio Calculation. As of the Determination Date, without duplication:

        (a)  Total Funded Debt (item 2)                              $__________

        divided by (b)(ii) Total Funded Debt                         $__________

        plus (iii) Stockholders' Equity                              $__________

        equals Total Funded Debt Ratio [(a)/(b)]                     $__________

     2. Total Funded Debt Calculation as of the Determination Date:

        (a)(i) All principal Indebtedness of Borrower and its
        Subsidiaries for borrowed money (including Subordinated
        Obligations and any other subordinated indebtedness,
        debt Securities issued by Borrower and any of its
        Subsidiaries, the aggregate principal Indebtedness
        outstanding under the Notes and the Aggregate Effective
        Amount of all Outstanding Letters of Credit).                $__________

        plus (ii) the aggregate amount of the principal portion
        of all Capital Lease Obligations of Borrower and its
        Subsidiaries.                                                $__________

        plus (iii) any Guaranty Obligations of Borrower and its
        Subsidiaries with respect to the Indebtedness of others
        of the types referred to in (i) and (ii) above.              $__________

        equals (a) Total Funded Debt [(i)+(ii)+(iii)]                $__________

     D. 6.13; Interest Coverage Ratio. As of the last day of the Fiscal Quarter ending on the Determination Date, the Interest Coverage Ratio was ___:1:00.

        Minimum Permitted for such fiscal period:                      3.25:1.00

     1. Interest Coverage Ratio for the Rolling Period ending as of the Determination Date:

        Without duplication, the sum of:

        (a) EBITDA for the Rolling Period ending on the
        Determination Date (item 2 below)                            $__________

        divided by (b) Interest Expense for such Rolling Period
        ending on the Determination Date                             $__________

        equals Interest Coverage Ratio [(a)/(b)]                     ___:1.00

     2. EBITDA Calculation for the Rolling Period ending as of the Determination
Date:

        (a) Net Income for such fiscal period                        $__________

        plus (b) any extraordinary loss reflected in such Net
        Income                                                       $__________

        minus (c) any extraordinary gain reflected in such Net
        Income                                                       $__________

        plus (d) Interest Expense of Borrower and its
        Subsidiaries for that Fiscal period                          $__________

        plus (e) the aggregate amount of federal and state
        taxes on or measured by income of Borrower or its
        Subsidiaries for that fiscal period (whether or not
        payable during that fiscal period)                           $__________

        plus (f) depreciation and amortization expenses of
        Borrower and its Subsidiaries for that fiscal period         $__________
        plus (g) all other non-cash extraordinary expenses of
        Borrower and its Subsidiaries for that fiscal period
        acceptable to the Requisite Lenders(1)                       $__________

        equals EBITDA [(a)+(b)-(c)+(d)+(e)+(f)+(g)]                  $__________

     E. 6.14 (d), (g) and (h) Investments and Acquisitions.

     1. The aggregate amount of Investments consisting of advances to officers, directors and employees of Borrower and its Subsidiaries for travel, entertainment, relocation, anticipated bonus and analogous ordinary business purposes as of the Determination Date was $______________.

        Maximum Permitted:                                           $ 1,000,000

     2. The aggregate amount of Investments received in connection with the settlement of a bona fide dispute with another Person as of the Determination Date was $_______________.

        Maximum Permitted:                                           $   500,000

     3. The aggregate amount of Investments representing all or a portion of the sale price of Property sold or services provided to another Person as of the Determinate Date was $_______________.

        Maximum Permitted:                                           $   500,000

     F. 6.15 Operating Leases. The aggregate obligations of Borrower and its Subsidiaries to pay rent under all operating leases during the Fiscal Year (or portion thereof) ending on the Determination Date was $_____________.

        Maximum Permitted:                                           $ 2,000,000

                           PERFORMANCE OF OBLIGATIONS

          A review of the activities of Borrower and its Subsidiaries during the fiscal period covered by the attached financial statements has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower and its Subsidiaries performed and observed all of their Obligations under the Loan Documents. Except as described in an attached document (which includes the response thereto which Borrower and its Subsidiaries have taken or propose to take) or in an earlier Compliance Certificate, to the best knowledge of the undersigned, after the exercise of reasonable due

----------
(1) Items (d), (e), (f) and (g) should be added only to the extent reflected in the determination of Net Income for that fiscal period.

diligence, as of the date of this Certificate no Default or Event of Default has occurred and is continuing.

                                BOOKS AND RECORDS

          The undersigned certifies, on behalf of Borrower, that the calculations made and the information contained herein are derived from the books and records of Borrower and its Subsidiaries, as applicable, and that each and every matter contained herein correctly reflects those books and records.

                           NO ADVERSE MATERIAL CHANGE

          To the best knowledge of the undersigned, after the exercise of reasonable due diligence, except as described in an attached document or in an earlier Compliance Certificate, no Material Adverse Effect has occurred since the date of the most recent Compliance Certificate delivered to the Agent.

Date:    _______________, ____


                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                                                       EXHIBIT C

                       STANDBY LETTER OF CREDIT AGREEMENT

To: WELLS FARGO BANK, NATIONAL ASSOCIATION

      Applicant hereby requests that you, Wells Fargo Bank, National Association ("Wells Fargo"), issue in your name one or more standby letters of credit pursuant to Applications for the issuance of such Credits and the terms and conditions of this Agreement. Each Credit will be issued at Applicant's request and for its account, and, unless otherwise specifically provided in any Loan Document, at your option. Applicant agrees that the terms and conditions in this Agreement shall apply to each Application and the Credit issued pursuant to each Application, and to transactions under each Application, each Credit and this Agreement.

      SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth after each term: "Agreement" means this Standby Letter of Credit Agreement as it may be revised or amended from time to time. "Applicant" means collectively each person and/or entity signing this Agreement as Applicant. "Application" means your printed form titled "Application For Standby Letter of Credit" or any other form acceptable to you on which Applicant applies for the issuance by you of a Credit and/or an application for amendment of a Credit or any combination of such applications, as the context may require. "Beneficiary" means the person or entity named on an Application as the beneficiary or any transferee of such beneficiary. "Collateral" means the Property, together with the proceeds of such Property, securing any or all of Applicant's obligations and liabilities at any time existing under or in connection with any L/C Document and/or any Loan Document. "Commission Fee" means the fee, computed at the commission fee rate specified by you or specified in any Loan Document, charged by you at the time or times specified by you on the amount of each Credit and on the amount of each increase in a Credit for the time period each Credit is outstanding. "Credit" means an instrument or document titled "Irrevocable Standby Letter of Credit" or "Standby Letter of Credit", or any instrument or document whatever it is titled or whether or not it is titled functioning as a standby letter of credit, issued under or pursuant to an Application, and all renewals, extensions and amendments of such instrument or document. "Demand" means any sight draft, electronic or telegraphic transmission or other written demand drawn or made, or purported to be drawn or made, under or in connection with any Credit. "Document" means any instrument, statement, certificate, or other document referred to in or related to any Credit or required by any Credit to be presented with any Demand. "Dollars" means the lawful currency at any time for the payment of public or private debts in the United States of America. "Event of Default" means any of the events set forth in Section 13 of this Agreement. "Expiration Date" means the date any Credit expires. "Guarantor" means any person or entity guaranteeing the payment and/or performance of any or all of Applicant's obligations under or in connection with any L/C Document and/or any Loan Document. "Holding Company" means any company or other entity directly or indirectly controlling you. "L/C Document" means this Agreement, each Application, each Credit, and each Demand. "Loan Document" means each and any promissory note, loan agreement, security agreement, pledge agreement, guarantee or other agreement or document executed in connection with, or relating to, any extension of credit under which any Credit is issued. "Maximum Rate" means the maximum amount of interest (as defined by applicable laws), if any, permitted to be paid, taken, reserved, received, collected or charged under applicable laws, as the same may be amended or modified from time to time. "Negotiation Fee" means the fee, computed at the negotiation fee rate specified by you or specified in any Loan Document, charged by you on the amount of each Demand paid by you or any other bank specified by you when each Demand is paid. "Payment Office" means the office specified by you or specified in any Loan Document as the office where reimbursements and other payments under or in connection with any L/C Document are to be made by Applicant. "Prime Rate" means the rate of interest most recently announced within Wells Fargo at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Wells Fargo's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate. "Property" means all forms of property, whether tangible or intangible, real, personal or mixed. "Rate of Exchange" means Wells Fargo's then current selling rate of exchange in San Francisco, California for sales of the currency of payment of any Demand, or of any fees or expenses or other amounts payable under this Agreement, for cable transfer to the country of which such currency is the legal tender. "UCP" means the Uniform Customs and Practice for Documentary Credits, an International Chamber of Commerce publication, or any substitution therefor or replacement thereof. "Unpaid and Undrawn Balance" means at any time the entire amount which has not been paid by you under all the Credits issued for Applicant's account, including, without limitation, the amount of each Demand on which you have not yet effected payment as well as the amount undrawn under all such Credits. "Wells Fargo & Company" means Wells Fargo & Company, a Delaware corporation.

      SECTION 2. HONORING DEMANDS AND DOCUMENTS. You may receive, accept and honor, as complying with the terms of any Credit, any Demand and any Documents accompanying such Demand; provided, however, that such Demand and accompanying Documents appear on their face to comply substantially with the provisions of such Credit and are, or appear on their face to be, signed or issued by (a) a person or entity authorized under such Credit to draw, sign or issue such Demand and accompanying Documents, or (b) an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver or other legal representative or successor in interest by operation of law of any such person or entity.

      SECTION 3. REIMBURSEMENT FOR PAYMENT OF DEMANDS. Applicant shall reimburse you for all amounts paid by you on each Demand, including, without limitation, all such amounts paid by you to any paying, negotiating or other bank. If in connection with the issuance of any Credit, you agree to pay any other bank the amount of any payment or negotiation made by such other bank under such Credit upon your receipt of a cable, telex or other written telecommunication advising you of such payment or negotiation, or authorizes any other bank to debit your account for the amount of such payment or negotiation, Applicant agrees to reimburse you for all such amounts paid by you, or debited to your account with such other bank, even if any Demand or Document specified in such Credit fails to arrive in whole or in part or if, upon the arrival of any such Demand or Document, the terms of such Credit have not been complied with or such Demand or Document does not conform to the requirements of such Credit or is not otherwise in order.

      SECTION 4. FEES AND EXPENSES. Applicant agrees to pay to you (a) all Commission Fees, Negotiation Fees, cable fees, amendment fees, non-usance fees, and cancellation fees of, and all out-of-pocket expenses incurred by, you under or in connection with any L/C Document, and (b) all fees and charges of banks or other entities other than you under or in connection with any L/C Document if any Application (i) does not indicate who will pay such fees and charges, (ii) indicates that such fees and charges are to be paid by Applicant, or (iii) indicates that such fees and charges are to be paid by the Beneficiary and the Beneficiary does not, for any reason whatsoever, pay such fees or charges. There shall be no refund of any portion of any Commission Fee in the event any Credit is used, reduced, amended modified or terminated before its Expiration Date.

      SECTION 5. DEFAULT INTEREST. Unless otherwise specified in any Loan Document, or on an Application and agreed to by you, all amounts to be reimbursed by Applicant to you, and all fees and expenses to be paid by Applicant to you, and all other amounts due from Applicant to you under or in connection with any L/C Documents, will bear interest (to the extent permitted by law), payable on demand, from the date you paid the amounts to be reimbursed or the date such fees, expenses and other amounts were due until such amounts are paid in full, at a rate per annum (computed on the basis of a 360-day year, actual days elapsed) which is the lesser of (a) two percent (2%) above the Prime Rate in effect from time to time, or (b) the Maximum Rate.

      SECTION 6. TIME AND METHOD OF REIMBURSEMENT AND PAYMENT. Unless otherwise specified in this Section, in any Loan Document, or on an Application and agreed to by you, all amounts to be reimbursed by Applicant to you, all fees and expenses to be paid by Applicant to you, and all interest and other amounts due to you from Applicant under or in connection with any L/C Documents will be reimbursed or paid at the Payment Office in Dollars in immediately available funds without setoff or counterclaim (i) on demand or, (ii) at your option by your debiting any of Applicant's accounts with you, with each such debit being made without presentment, protest, demand for reimbursement or payment, notice of dishonor or any other notice whatsoever, all of which are hereby expressly waived by Applicant. Each such debit will be made at the time each Demand is paid by you or, if earlier, at the time each amount is paid by you to any paying, negotiating or other bank, or at the time each fee and expense is to be paid or any interest or other amount is due under or in connection with any L/C Documents. If any Demand or any fee, expense, interest or other amount payable under or in connection with any L/C Documents is payable in a currency other than Dollars, Applicant agrees to reimburse you for all amounts paid by you on such Demand, and/or to pay you all such fees, expenses, interest and other amounts, in one of the three following ways, as determined by you in your sole discretion in each case: (a) at such place as you shall direct, in such other currency; or (b) at the Payment Office in the Dollar equivalent of the amount of such other currency calculated at the Rate of Exchange on the date determined by you in your sole discretion; or (c) at the Payment Office in the Dollar equivalent, as determined by you (which determination shall be deemed correct absent manifest error), of such fees, expenses, interest or other amounts or of the actual cost to you of paying such Demand. Applicant assumes all political, economic and other risks of disruptions or interruptions in any currency exchange.

      SECTION 7. AGREEMENTS OF APPLICANT. Applicant agrees that (a) unless otherwise specifically provided in any Loan Document, you shall not be obligated at any time to issue any Credit for Applicant's account; (b) unless otherwise specifically provided in any Loan Document, if any Credit is issued by you for Applicant's account, you shall not be obligated to issue any further Credit for Applicant's account or to make other extensions of credit to Applicant or in any other manner to extend any financial consideration to Applicant; (c) you have not given Applicant any legal or other advice with regard to any L/C Document or Loan Document; (d) if you at any time discuss with Applicant the wording for any Credit, any such discussion will not constitute legal or other advice by you or any representation or warranty by you that any wording or Credit will satisfy Applicant's needs; (e) Applicant is responsible for the wording of each Credit, including, without limitation, any drawing conditions, and will not rely on you in any way in connection with the wording of any Credit or the structuring of any transaction related to any Credit; (f) Applicant, and not you, is responsible for entering into the contracts relating to the Credits between Applicant and the Beneficiaries and for causing Credits to be issued; (g) you may, as you deem appropriate, modify or altar and use in any Credit the terminology contained on the Application for such Credit; (h) unless the Application for a Credit specifies whether the Documents to be presented with a Demand under such Credit must be sent to you in one parcel or in two parcels or may be sent to you in any number of parcels, you may, if you so desire, make such determination and specify in the Credit whether such


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Documents must be sent in one parcel or two parcels or may be sent in any number of parcels; (i) you shall not be deemed Applicant's agent or the agent of any Beneficiary or any other user of any Credit, and neither Applicant, nor any Beneficiary nor any other user of any Credit shall be deemed your agent; (j) Applicant will promptly examine all Documents and each Credit if and when they are delivered to Applicant and, in the event of any claim of noncompliance of any Documents or any Credit with Applicant's instructions or any Application, or in the event of any other irregularity, Applicant will promptly notify you in writing of such noncompliance or irregularity, Applicant being conclusively deemed to have waived any such claim of noncompliance or irregularity unless such notice is promptly given; (k) all directions and correspondence relating to any L/C Document are to be sent at Applicant's risk; (l) if any Credit has a provision concerning the automatic extension of its Expiration Date, you may, at your sole option, give notice of nonrenewal of such Credit and if Applicant does not at any time want such Credit to be renewed Applicant will so notify you at least fifteen (15) calendar days before you are to notify the Beneficiary of such Credit or any advising bank of such nonrenewal pursuant to the terms of such Credit; (m) Applicant will not seek to obtain, apply for, or acquiesce in any temporary or permanent restraining order, preliminary or permanent injunction, permanent injunction or any other pretrial or permanent injunctive or similar relief, restraining, prohibiting or enjoining you, any of your correspondents or any advising, confirming, negotiating, paying or other bank from paying or negotiating any Demand or honoring any other obligation under or in connection with any Credit; and (n) except for Applicant's obligations specifically affected by those actions or failures to act referred to in subsections (ii) and (vii) of this Section 7(n) which you have performed or approved or accepted, Applicant's obligations under or in connection with each L/C Document and Loan Document shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of each such L/C Document and Loan Document under all circumstances whatsoever, including, without limitation, the following circumstances, the circumstances listed in
Section 12(b) through (u) of this Agreement, and any other event or circumstance similar to such circumstances: (i) any lack of validity or enforceability of any L/C Document, any Loan Document, any Document or any agreement relating to any of the foregoing; (ii) any amendment of or waiver relating to, or any consent to or departure from, any L/C Document, any Loan Document or any Document; (iii) any release or substitution at any time of any Property held as Collateral; (iv) your failure to deliver to Applicant any Document you have received with a drawing under a Credit because doing so would, or is likely to, violate any law, rule or regulation of any government authority; (v) the existence of any claim, set-off, defense or other right which Applicant may have at any time against you or any Beneficiary (or any person or entity for whom any Beneficiary may be acting) or any other person or entity, whether under or in connection with any L/C Document, any Loan Document, any Document or any Property referred to in or related to any of the foregoing or under or in connection with any unrelated transaction; (vi) any breach of contract or other dispute between or among any two or more of you, Applicant, any Beneficiary, any transferee of any Beneficiary, any person or entity for whom any Beneficiary or any transferee of any Beneficiary may be acting, or any other person or entity; or (vii) any delay, extension of time, renewal, compromise or other indulgence granted or agreed to by you with or without notice to Applicant, or Applicant's approval, in respect of any of Applicant's indebtedness or other obligations to you under or in connection with any L/C Document or any Loan Document.

      SECTION 8. COMPLIANCE WITH LAWS AND REGULATIONS. Applicant represents and warrants to you that no Application, Credit or transaction under any Application and/or Credit will contravene any law or regulation of the government of the United States or any state thereof. Applicant agrees (a) to comply with all federal, state and foreign exchange regulations and other government laws and regulations now or hereafter applicable to any L/C Document, to any payments under or in connection with any L/C Document, to each transaction under or in connection with any L/C Document, or to the import, export, shipping or financing of the Property referred to in or shipped under or in connection with any Credit, and (b) to reimburse you for such amounts as you may be required to expend as a result of such laws or regulations, or any change therein or in the interpretation thereof by any court or administrative or government authority charged with the administration of such laws or regulations.

      SECTION 9. TAXES, RESERVES AND CAPITAL ADEQUACY REQUIREMENTS. In addition to, and notwithstanding any other provision of any L/C Document or any Loan Document, in the event that any law, treaty, rule, regulation, guideline, request, order, directive or determination (whether or not having the force of law) of or from any government authority, including, without limitation, any court, central bank or government regulatory authority, or any change therein or in the interpretation or application thereof, (a) does or shall subject you to any tax of any kind whatsoever with respect to the L/C Documents, or change the basis of taxation of payments to you of any amount payable thereunder (except for changes in the rate of tax on your net income); (b) does or shall impose, modify or hold applicable any reserve, special deposit, assessment, compulsory loan, Federal Deposit Insurance Corporation insurance or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans, by, other credit extended by or any other acquisition of funds by, any of your offices; (c) does or shall impose, modify or hold applicable any capital adequacy requirements (whether or not having the force of law); or (d) does or shall impose on you any other condition; and the result of any of the foregoing is (i) to increase the cost to you of issuing or maintaining any Credit or of performing any transaction under any L/C Document,
(ii) to reduce any amount receivable by you under any L/C Document, or (iii) to reduce the rate of return on your capital or the capital of the Holding Company to a level below that which you or the Holding Company could have achieved but for any imposition, modification or application of any capital adequacy requirement (taking into consideration your policy and the policy of the Holding Company, as the case may be, with respect to capital adequacy), and any such increase or reduction is material (as determined by you or the Holding Company, as the case may be, in your or the Holding Company's sole discretion); then, in any such case, Applicant agrees to pay to you or the Holding Company, as the case may be, such amount or amounts as may be necessary to compensate you or the Holding Company for (A) any such additional cost, (B) any reduction in the amount received by you under any L/C Document, or (C) to the extent allocable (as determined by you or the Holding Company, as the case may be, in your or the Holding Company's sole discretion) to any L/C Document, any reduction in the rate of return on your capital or the capital of the Holding Company.

      SECTION 10. COLLATERAL. In addition to, and not in substitution for, any Property delivered, conveyed, transferred or assigned to you under any Loan Document as security for any or all of Applicant's obligations and liabilities to you at any time existing under or in connection with any L/C Document or any Loan Document, Applicant grants to you a security interest in and to the following Collateral, whether or not any such Collateral is in your possession or control or the possession or control of your agents or correspondents or in transit to or set apart for, you or your agents or correspondents, until such time as all Applicant's obligations and liabilities to you at any time existing under or in connection with each L/C Document and each Loan Document have been fully paid and discharged, all as security for such obligations and liabilities,
(a) all Applicant's property, claims, demands, right, title and interest in and to the balance of each of Applicant's deposit accounts with you now or at any time hereafter existing, and all evidences of such deposit accounts, (b) all Property belonging to Applicant or in which it may have an interest, now or at any time hereafter delivered, conveyed, transferred, assigned, pledged or paid to you or your agents or correspondents in any manner whatsoever, whether as security or for safekeeping or otherwise, including, without limitation, any items received for collection or transmission, and the proceeds of such items, whether or not such Property is in whole or in part released to Applicant on trust or bailee receipt or otherwise, and (c) where Applicant is more than one person or entity, all right, title and interest of each of Applicants in and to all the Property which any of Applicants may now or hereafter obtain as security for the obligations of any one or more of Applicants to one or more of the others of Applicants arising under or in connection with the transaction to which any Credit relates. Further, in addition to, and not in substitution for, any Property delivered, conveyed, transferred or assigned to you under any Loan Document as security for any or all of Applicant's obligations and liabilities to you at any time existing under or in connection with any L/C Document or any Loan Document, Applicant agrees to deliver, convey, transfer and assign to you on demand, as security, Property of a value and character satisfactory to you,
(i) if you at any time feel insecure about Applicant's ability or willingness to repay any amounts which you have paid or may pay in the future on any Demand or in honoring any other of your obligations under or in connection with any Credit, or (ii) without limiting the generality of the foregoing, if any temporary or permanent restraining order, preliminary or permanent injunction, or any other pretrial or permanent injunctive or similar relief is obtained restraining, prohibiting or enjoining you, any of your correspondents, or any advising, confirming, negotiating, paying or other bank from paying or negotiating any Demand or honoring any other obligation under or in connection with any Credit. Applicant agrees that the receipt by you or any of your agents or correspondents at any time of any kind of security, including, without limitation, cash, shall not be deemed a waiver of any of your rights or powers under this Agreement. Applicant agrees to sign and deliver to you on demand, all such deeds of trust, security agreements financing statements and other documents as you shall at any time request which are necessary or desirable (in your sole opinion) to grant to you an effective and perfected security interest in and to any or all of the Collateral. Applicant agrees to pay all filing and recording fees related to the perfection of any security interest granted to you in accordance with this Section. Applicant hereby agrees that any or all of the Collateral may be held and disposed of as provided in this Agreement by you. Upon any transfer, sale, delivery, surrender or endorsement of any Document or Property which is or was part of the Collateral, Applicant will indemnify and hold you and your agents and correspondents harmless from and against each and every claim, demand, action or suit which may arise against you or any of your agents or correspondents by reason of such transfer, sale, delivery, surrender or endorsement.

      SECTION 11. INDEMNIFICATI0N. Except to the extent caused by your lack of good faith, and notwithstanding any other provision of this Agreement, Applicant agrees to reimburse and indemnify you for (a) all amounts paid by you to any Beneficiary under or in connection with any guarantee or similar undertaking issued by such Beneficiary to a third party at Applicant's request, whether such request is communicated directly by Applicant or through you to such Beneficiary; and (b) all damages, losses, liabilities, actions, claims, suits, penalties, judgments, obligations, costs or expenses, of any kind whatsoever and howsoever caused, including, without limitation, attorneys' fees and interest, paid, suffered or incurred by, or imposed upon, you directly or indirectly arising out of or in connection with (i) any L/C Document, any Loan Document, any Document or any Property referred to in or related to any Credit;
(ii) Applicant's failure to comply with any of its obligations under this Agreement; (iii) the issuance of any Credit; (iv) the transfer of any Credit;
(v) any guarantee or similar undertaking, or any transactions thereunder, issued by any Beneficiary to a third party at Applicant's request, whether such request is communicated directly by Applicant or through you to such Beneficiary; (vi) any communication made by you, on Applicant's instructions, to any Beneficiary requesting that such Beneficiary issue a guarantee or similar undertaking to a third party or the issuance of any such guarantee or similar undertaking; (vii) the collection of any amounts Applicant owes to you under or in connection with any L/C Document or any Loan Document; (viii) the foreclosure against, or other enforcement of, any Collateral; (ix) the protection, exercise or enforcement of your rights and remedies under or in connection with any L/C Document or any Loan Document; (x) any court decrees or orders, including, without limitation, temporary or permanent restraining orders, preliminary or permanent injunctions, or any other pretrial or permanent injunctive or similar relief, restraining, prohibiting or enjoining or seeking to restrain, prohibit or enjoin you, any of your correspondents or any advising, confirming, negotiating, paying or other bank from paying or negotiating any Demand


                                     2 of 4
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or [ILLEGIBLE] any other obligation under or in connection with any credit; or
(xi) any Credit being governed by laws or rules other than the UCP in effect on the date such Credit is issued. The indemnity provided in this Section will survive the termination of this Agreement and the expiration or cancellation of any or all the Credits.

      SECTION 12. LIMITATION OF LIABILITY. Notwithstanding any other provision of this Agreement, neither you nor any of your agents or correspondents will have any liability to Applicant for any action, neglect or omission, if done in good faith, under or in connection with any L/C Document, Loan Document or Credit, including, without limitation, the issuance or any amendment of any Credit, the failure to issue or amend any Credit, or the honoring or dishonoring of any Demand under any Credit, and such good faith action, neglect or omission will bind Applicant. Notwithstanding any other provision of any L/C Document, in no event shall you or your officers or directors be liable or responsible, regardless of whether any claim is based on contract or tort, for (a) any special, consequential, indirect or incidental damages, including, without limitation, lost profits, arising out of or in connection with the issuance of any Credit or any action taken or not taken by you in connection with any L/C Document, any Loan Document, or any Document or Property referred to in or related to any Credit; (b) the honoring of any Demand in accordance with any order or directive of any court or government or regulatory body or entity requiring such honor despite any temporary restraining order, restraining order, preliminary injunction, permanent injunction or any type of pretrial or permanent injunctive relief or any similar relief, however named, restraining, prohibiting or enjoining such honor; (c) the dishonoring of any Demand in accordance with any legal or other restriction in force at the time and in the place of presentment or payment; (d) verifying the existence or reasonableness of any act or condition referenced, or any statement made, in connection with any drawing or presentment under any Credit; (e) the use which may be made of any Credit; (f) the validity of any purported transfer of any Credit or the identity of any purported transferee of any Beneficiary; (g) any acts or omissions of any Beneficiary or any other user of any Credit; (h) the form, validity, sufficiency, correctness, genuineness or legal effect of any Demand or any Document, or of any signatures or endorsements on any Demand or Document, even if any Demand or any Document should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (i) payment by you of any Demand when the Demand and any accompanying Documents appear on their face to comply substantially with the terms of the Credit to which they relate or dishonor by you of any Demand when the Demand and any accompanying Documents do not strictly comply on their face with the terms of the Credit to which they relate; (j) the failure of any Demand or Document to bear any reference or adequate reference to the Credit to which it relates; (k) the failure of any Document to accompany any Demand; (l) the failure of any person or entity to note the amount of any Demand on the Credit to which it relates or on any Document; (m) the failure of any person or entity to surrender or take up any Credit; (n) the failure of any Beneficiary to comply with the terms of any Credit or to meet the obligations of such Beneficiary to Applicant; (o) the failure of any person or entity to send or forward Documents if and as required by the terms of any Credit; (p) any errors, inaccuracies, omissions, interruptions or delays in transmission or delivery of any messages, directions or correspondence by mail, cable, telegraph, wireless or otherwise, whether or not they are in cipher; (q) any notice of nonrenewal of a Credit sent by you not being received on time or at any time by the Beneficiary of such Credit; (r) any inaccuracies in the translation of any messages, directions or correspondence;
(s) any Beneficiary's use of the proceeds of any Demand; (t) any Beneficiary's failure to repay to you or Applicant the proceeds of any Demand if the terms of any Credit require such repayment; or (u) any act, error, neglect, default, negligence, gross negligence, omission, willful misconduct, lack of good faith, insolvency or failure in business of any of your agents or correspondents or of any advising, confirming, negotiating, paying or other bank. The occurrence of any one or more of the contingencies referred to in the preceding sentence shall not affect, impair or prevent the vesting of your rights or powers under this Agreement or any Loan Document or Applicant's obligation to make reimbursement or payment to you under this Agreement or any Loan Document. The provisions of this Section will survive the termination of this Agreement and any Loan Documents and the expiration or cancellation of any or all the Credits.

      SECTION 13. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement: (a) Applicant's or any Guarantor's failure to pay any principal, interest, fee or other amount when due under or in connection with any L/C Document or any Loan Document; (b) Applicants failure to deliver to you Property of a value and character satisfactory to you at any time you have demanded security from Applicant pursuant to Section 10 of this Agreement; (c) the occurrence and continuance of any default or defined event of default under any Loan Document or any other agreement, document or instrument signed or made by Applicant or any Guarantor in your favor; (d) Applicant's or any Guarantor's failure to perform or observe any term, covenant or agreement contained in this Agreement or any Loan Document (other than those referred to in subsections (a), (b) and (c) of this Section, or the breach of any other obligation owed by Applicant or any Guarantor to you, and any such failure or breach shall be impossible to remedy or shall remain unremedied for thirty (30) calendar days after such failure or breach occurs; (e) any representation, warranty or certification made or furnished by Applicant or any Guarantor under or in connection with any L/C Document, any Loan Document or any Collateral, or as an inducement to you to enter into any L/C Document or Loan Document or to accept any Collateral, shall be materially false, incorrect or incomplete when made; (f) any material provision of this Agreement or any Loan Document shall at any time for any reason cease to be valid and binding on Applicant or any Guarantor or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by Applicant, any Guarantor or any government agency or authority or Applicant or any Guarantor shall deny that it has any or further liability or obligation under this Agreement or any Loan Document; (g) Applicant's or any Guarantor's failure to pay or perform when due any indebtedness or other obligation Applicant or such Guarantor has to any person or entity other than you if such failure gives the payee of such indebtedness or the beneficiary of the performance of such obligation the right to accelerate the time of payment of such indebtedness or the performance of such obligation; (h) any guarantee of, or any security covering, any of Applicant's indebtedness to you arising under or in connection with any L/C Document or any Loan Document fails to be in full force and effect at any time;
(i) any material adverse change in Applicant's or any Guarantor's financial condition; (j) Applicant or any Guarantor suspends the transaction of its usual business or is expelled or suspended from any exchange; (k) Applicant or any Guarantor dies or is incapacitated; (l) Applicant or any Guarantor dissolves or liquidates; (m) Applicant or any Guarantor is not generally paying its debts as they become due; (n) Applicant or any Guarantor becomes insolvent, however such insolvency may be evidenced, or Applicant or any Guarantor makes any general assignment for the benefit of creditors; (o) a petition is filed by or against Applicant or any Guarantor seeking Applicant's or such Guarantor's liquidation or reorganization under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or a similar action is brought by or against Applicant or any Guarantor under any federal, state or foreign law; (p) a proceeding is instituted by or against Applicant or any Guarantor for any relief under any bankruptcy, insolvency or other law relating to the relief of debtors, reorganization, readjustment or extension of indebtedness or composition with creditors; (q) a custodian or a receiver is appointed for, or a writ or order of attachment, execution or garnishment is issued, levied or made against, any of Applicant's or any Guarantor's Property or assets; (r) an application is made by any of Applicant's or any Guarantor's judgment creditors for an order directing you to pay over money or to deliver other of Applicant's or such Guarantor's Property; or (s) any government authority or any court takes possession of any substantial part of Applicant's or any Guarantor's Property or assets or assumes control over Applicant's or any Guarantor's affairs.

      SECTION 14. REMEDIES. Upon the occurrence and continuance of any Event of Default all amounts paid by you on any Demand which have not previously been repaid to you, together with all interest on such amounts, and the Unpaid and Undrawn Balance, if any, shall automatically be owing by Applicant to you and shall be due and payable by Applicant on demand without presentment or any other notice of any kind, including, without limitation, notice of nonperformance, notice of protest, protest, notice of dishonor, notice of intention to accelerate, or notice of acceleration, all of which are expressly waived by Applicant. Upon payment of the Unpaid and Undrawn Balance to you Applicant shall have no further legal or equitable interest therein, and you will not be required to segregate on your books or records the Unpaid and Undrawn Balance paid by Applicant. After you receive the Unpaid and Undrawn Balance, you agree to pay to Applicant, upon termination of all of your liability under all the Credits and Demands, a sum equal to the amount which has not been drawn under all the Credits less all amounts due and owing to you from Applicant under or in connection with the L/C Documents and the Loan Documents. Further, upon the occurrence and continuance of any Event of Default, you may sell immediately, without demand for payment, advertisement or notice to Applicant, all of which are hereby expressly waived, any and all Collateral, received or to be received, at private sale or public auction or at brokers' board or upon any exchange or otherwise, at your option, in such parcel or parcels, at such times and places, for such prices and upon such terms and conditions as you may deem proper, and you may apply the net proceeds of each sale, together with any sums due from you to Applicant, to the payment of any and all obligations and liabilities due from Applicant to you under or in connection with the L/C Documents and the Loan Documents, all without prejudice to your rights against Applicant with respect to any and all such obligations and liabilities which may be or remain unpaid. If any such sale be at brokers' board or at public auction or upon any exchange, you may yourself be a purchaser at such sale free from any right of redemption, which Applicant hereby expressly waive and release. All your rights and remedies existing under the L/C Documents and the Loan Documents are in addition to, and not exclusive of, any rights or remedies otherwise available to you under applicable law. In addition to any rights now or hereafter granted under applicable law, and not by way of limitation of any such rights, upon the occurrence and continuance of any Event of Default, Applicant hereby authorizes you at any time or from time to time, without notice to Applicant or to any other person (any such notice being hereby expressly waived by Applicant) and to the extent permitted by law, to appropriate and to apply any and all Applicant's deposits (general or special, including, without limitation, indebtedness evidenced by certificates of deposit) with you or elsewhere, whether matured or unmatured, and any other indebtedness at any time held or owing by you to or for Applicant's credit or its account, against and on account of Applicant's obligations and liabilities to you under or in connection with any of the L/C Documents or the Loan Documents, irrespective of whether or not you shall have made any demand for payment of any or all such obligations and liabilities or declared any or all such obligations and liabilities to be due and payable, and although any or all such obligations and liabilities shall be contingent or unmatured.

      SECTION 15. WAIVERS. No delay, extension of time, renewal, compromise or other indulgence which may occur or be granted by you under any L/C Document or any Loan Document shall impair your rights or powers under this Agreement or any Application. You shall not be deemed to have waived any of your rights under this Agreement or any Application unless such waiver is in writing signed by your authorized representative. No such waiver, unless expressly provided therein, shall be effective as to any transactions which occur subsequent to the date of such waiver or as to the continuance of any Event of Default after such waiver. No amendment or modification of this Agreement shall be effective unless it is in writing signed by Applicant's and your authorized representative(s).

      SECTION 16. AMENDMENTS AND MODIFICATIONS TO CREDITS. At Applicant's verbal or written request, or with Applicant's verbal or written consent, and without extinguishing or otherwise affecting Applicant's obligations under this Agreement or any Loan Document, you may with respect to any Credit, in writing or by any other action, but you will not be obligated to, (a) increase the amount of such Credit, (b) extend the time for, and amend or modify the terms and conditions governing, the making and honoring of any Demand or Document or any other terms and conditions of such Credit, or (c) waive the failure of any Demand or Document to comply with the terms of


                                     3 of 4
such Credit, and any Collateral pledged or granted to you in connection with such Credit will secure Applicant's obligations to you with respect to such Credit as amended, modified or waived. No amendment to, or modification of, the terms of any Credit will become effective if the Beneficiary of such Credit or any confirming bank objects to such amendment or modification. If any Credit is amended or modified in accordance with this Section, Applicant shall be bound by, and obligated under, the provisions of this Agreement with respect to such Credit as so amended or modified, and any action taken by you or any advising, confirming, negotiating, paying or other bank in accordance with such amendment or modification.

      SECTION 17. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement and each Application shall bind Applicant's heirs, executors, administrators, successors and assigns, and all rights, benefits and privileges conferred on you under or in connection with each L/C Document and each Loan Document shall be and hereby are extended to, conferred upon and may be enforced by your successors and assigns. Applicant will not assign this Agreement or Applicant's obligations or liabilities to you under or in connection with any L/C Document or Loan Document to any person or entity without your prior written approval.

      SECTION 18. GOVERNING LAW. This Agreement and each Application, and Applicant's and your performance under this Agreement and each Application, shall be governed by and be construed in accordance with the laws of the State of California. Unless you otherwise specifically agree in writing, each Credit, the opening of each Credit, the performance by you under each Credit, and the performance by the Beneficiary and any advising, confirming, negotiating, paying or other bank under each Credit, shall be governed by and be construed in accordance with the UCP in force on the date of the issuance of each Credit.

      SECTION 19. JURISDICTION AND SERVICE OF PROCESS. Any suit, action or proceeding against Applicant under or with respect to any L/C Document may, at your sole option, be brought in (a) the courts of the State of California, (b) the United States District Courts in California, (c) the courts of Applicant's jurisdiction of incorporation or principal office, or (d) the courts of the jurisdiction where any Beneficiary, any advising, confirming, negotiating, paying or other bank or any other person or entity has brought any suit, action or proceeding against you with respect to any Credit or any Demand, and Applicant hereby submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment and waives any other preferential jurisdiction by reason of domicile. Applicant will accept joinder in any suit, action or proceeding brought in any court or jurisdiction against you by any Beneficiary, any advising, confirming, negotiating, paying or other bank or any other person or entity with respect to any Credit or any Demand. Applicant irrevocably waives trial by jury and any objection, including, without limitation, any objection of the laying of venue or any objection based on the grounds of forum non conveniens, which Applicant may now or hereafter have to the bringing of any such action or proceeding. Applicant further waives any right to transfer or change the venue of any suit, action or proceeding brought against Applicant by you under or in connection with any L/C Document. Applicant irrevocably consents to the service of process in any action or proceeding in any court by the mailing of copies thereof by registered or certified mail, postage prepaid, to Applicant at its address specified next to its signature on this Agreement or at such other address as Applicant shall have notified to you in writing, such service to be effective ten (10) days after such mailing.

      SECTION 20. JOINT APPLICANTS. If this Agreement is signed by more than one person and/or entity as an Applicant, this Agreement and the Applications shall be the joint and several agreement of all such persons and/or entities and that all references to "Applicant" or "Applicant's" in this Agreement and the Applications shall refer to all such persons and/or entities jointly and severally.

      SECTION 21. SEVERABILITY. Any provision of any L/C Document which is prohibited or unenforceable in any jurisdiction shall be, only as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability, but all the remaining provisions of such L/C Document and all the other L/C Documents shall remain valid.

      SECTION 22. HEADINGS. The headings used in this Agreement are for convenience of reference only and shall not define or limit the provisions of this Agreement.

      SECTION 23. COMPLETE AGREEMENT. The entire agreement with respect to each Credit will consist of this Agreement and the Application for such Credit, together with any written document or instrument signed by Applicant and you, or signed by Applicant and approved by you, which specifically references such Credit, the Application for such Credit, or this Agreement. Except as specifically provided in this Agreement, in any Application or in any written document or instrument referred to in the preceding sentence, no statements or representations not contained in this Agreement, such Application or such written document or instrument shall have any force or effect on this Agreement, such Application or such written document or instrument.

     ADDITIONAL PROVISIONS APPLICABLE IF THE APPLICANT IS LOCATED IN OREGON

      Section Oregon 1. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY A LENDER AFTER OCTOBER 3,1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

   ADDITIONAL PROVISIONS APPLICABLE IF THE APPLICANT IS LOCATED IN WASHINGTON

      Section Washington 1. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

    ADDITIONAL PROVISIONS APPLICABLE IF THE APPLICANT IS LOCATED IN NEBRASKA

      Section Nebraska 1. ENFORCEABILITY OF WRITTEN TERMS ONLY. A CREDIT AGREEMENT MUST BE IN WRITING TO BE ENFORCEABLE UNDER NEBRASKA LAW. TO PROTECT THE PARTIES FROM ANY MISUNDERSTANDINGS OR DISAPPOINTMENTS, ANY CONTRACT, PROMISE, UNDERTAKING OR OFFER TO FOREBEAR REPAYMENT OF MONEY OR TO MAKE ANY OTHER FINANCIAL ACCOMMODATION IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, OR ANY AMENDMENT OF, CANCELLATION OF, WAIVER OF, OR SUBSTITUTION FOR ANY OR ALL OF THE TERMS OR PROVISIONS OF ANY INSTRUMENT OR DOCUMENT EXECUTED IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, MUST BE IN WRITING TO BE EFFECTIVE.

      ADDITIONAL PROVISIONS APPLICABLE IF THE APPLICANT IS LOCATED IN IOWA

      Section Iowa 1. IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

      Section Iowa 2. By signing this Agreement, Applicant acknowledges receipt of a copy of this Agreement.

      This Agreement is signed by Applicant's duly authorized representative or representatives on the date specified below.

---------------------------------------         --------------------------------
         [APPLICANT'S NAME]                          [APPLICANT'S NAME]


By:                                             By:
   ------------------------------------            -----------------------------
   Title:                                          Title:
         ------------------------------                  -----------------------

---------------------------------------            -----------------------------

---------------------------------------            -----------------------------

---------------------------------------            -----------------------------
              [ADDRESS]                                      [ADDRESS]

DATE:                                           DATE:
     ----------------------------------              ---------------------------


                                     4 of 4

                                                                       EXHIBIT C

                    APPLICATION FOR STANDBY LETTER OF CREDIT

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION
================================================================================

   --------  -------------------     --------------------     ------------------
   DATE      FOR WELLS FARGO'S       LETTER OF CREDIT NO.     DOCUMENT TRACK NO
             USE ONLY

   --------  -------------------     --------------------     ------------------

APPLICANT SIGNING BELOW HEREBY REQUESTS THAT WELLS FARGO BANK, NATIONAL ASSOCIATION ("WELLS FARGO") ISSUE IN WELL FARGO'S NAME AN IRREVOCABLE STANDBY LETTER OF CREDIT (THE "CREDIT") ON SUBSTANTIALLY THE TERMS BELOW AND, UNLESS OTHERWISE SPECIFIED BELOW IN SPECIAL INSTRUCTIONS, FORWARD THE CREDIT BY THE FOLLOWING MEANS TO THE BENEFICIARY DIRECTLY OR THROUGH A BANK SELECTED BY WELLS
FARGO:

|_| FULL CABLE/TELEX |_|  COURIER |_|  MAIL WITH BRIEF ADVICE BY CABLE/TELEX
|_|  MAIL            |_|  OTHER______________

-----------------------------------------------------------------------------------------------------------------------------------
ADVISING BANK: (If left blank, Wells Fargo may select)                BENEFICIARY: (Name and Address)


-----------------------------------------------------------------------------------------------------------------------------------
PARTY TO BE NAMED AS REQUESTING THE CREDIT:                           AMOUNT: (In words)
(Name and Address)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                       (In figures)              (Currency)

-----------------------------------------------------------------------------------------------------------------------------------
AVAILABILITY: Unless otherwise specified herein, the Credit is         EXPIRATION DATE:_________________________
to be available with Wells Fargo's issuing office by payment           PLACE OF EXPIRATION: Unless otherwise specified herein, the
of draft(s) drawn at sight on Wells Fargo or, at Wells Fargo's         Credit is to expire at Wells Fargo's issuing office or, if
option, with any bank(s) or with a bank nominated by Wells             the Credit is available with any bank(s) or with a specific
Fargo by negotiation of draft(s) drawn at sight on Wells               bank other than Wells Fargo's issuing office, at such place
Fargo.                                                                 as Wells Fargo shall elect.

-----------------------------------------------------------------------------------------------------------------------------------
DOCUMENT(S): Draft(s) are to be accompanied by: (Attached additional signed sheet(s), if necessary, and label as attachments to this
Application.)


-----------------------------------------------------------------------------------------------------------------------------------
DRAWING(S):  |_| Partial drawings are permitted. (More than one draft may be drawn and presented under the Credit.)

             |_| Only one draft may be drawn and presented under the Credit, and:

                 |_| the draft must be for the full amount of the Credit.      |_| the draft may be for less than the full amount
                                                                                    of the Credit.
-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS: (Attach additional signed sheet(s), if necessary, and label as attachments to this Application.)


-----------------------------------------------------------------------------------------------------------------------------------
TRANSFERABILITY: (If not checked, the Credit will not be transferable.)

        |_| The Credit is to be transferable, with transfer charges for: |_| Applicant's account |_| Beneficiary's account

-----------------------------------------------------------------------------------------------------------------------------------
INQUIRIES: Direct to:                                                  Telephone Number:

-----------------------------------------------------------------------------------------------------------------------------------

APPLICANT'S AGREEMENT AND SIGNATURE: Applicant's signature here indicates agreement to all the terms and conditions on this Application and Applicant's agreement that the Credit and its issuance will be governed by (1) the terms and conditions of the Standby Letter of Credit Agreement between Applicant and Wells Fargo and/or (2) any other agreement signed by Applicant pursuant to which the Credit is to be issued. This Application is signed by Applicant's duly authorized representative(s) on the date specified above.


--------------------------   -----------------------   -------------------------
  APPLICANT                                             ADDRESS


--------------------------   -----------------------   -------------------------
  AUTHORIZED SIGNATURE        TITLE                     ADDRESS


--------------------------   -----------------------   -------------------------
 AUTHORIZED SIGNATURE         TITLE                     ADDRESS

--------------------------------------------------------------------------------

          (TO BE COMPLETED BY WELLS FARGO BANK, NATIONAL ASSOCIATION)

   CREDIT ISSUANCE HAS BEEN APPROVED IN ACCORDANCE WITH WELLS FARGO'S CREDIT
                            POLICIES AND PROCEDURES

------------------------------------------------------------------------------------------------------------------------------------
APPROVING OFFICER'S SIGNATURE   APPROVING OFFICER'S NAME (Print)   APPROVING OFFICER'S OFFICE (Print)  AU   MAC  COMMITMENT NO.

--------------=========================================================================================================------------
PHONE         AFS INTERFACE REQUIRED:           STANDALONE TRANSACTION:         COLLATERAL CODE         PURPOSE CODE    DATE

              YES |_|  NO |_|                   YES |_|  NO |_|
--------------=========================================================================================================------------

SPECIAL INSTRUCTIONS: (Indicate any provisions applicable to the Credit different from those on Applicant's Relationship Management
Instructions Form)


------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT D

                                      NOTE

$______________                                                     June 6, 2002

          FOR VALUE RECEIVED, the undersigned, AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), promises to pay to the order of____________ _______ (the "Lender"), the principal amount of __________________
DOLLARS ($__________) or such lesser aggregate amount of Advances as may be made pursuant to the Lender's Pro Rata Share of the Revolving Facility under the Credit Agreement referred to below, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Credit Agreement dated as of June 6, 2002, by and among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as the same may be amended, renewed, extended or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Credit Agreement. This is one of the Notes referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

          The principal indebtedness evidenced by this Note shall be payable as provided in the Credit Agreement and in any event on the Maturity Date.

          Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Credit Agreement, to the fullest extent permitted by applicable Law.

          The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office for the account of the Lender in immediately available funds not later than 11:00 a.m. (California time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (California time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

          The Lender shall use its best efforts to keep a record of Advances made by it and payments of principal received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

          Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including allocated costs of legal counsel employed by the Administrative Agent or the holder), whether or not an action is filed in connection therewith.

          Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

          THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY THE LENDER, OR BY THE ADMINISTRATIVE AGENT ON ITS BEHALF, IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS THEREOF.

                                        AMERICAN STATES WATER
                                        COMPANY, a California corporation


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                         (Alternate Base Rate Advances)

--------------------------------------------------------------------------------
                                                     Unpaid
            Amount of           Amount of          Principal        Notation
Date         Advance         Principal Paid         Balance         Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Eurodollar Rate Advances)

--------------------------------------------------------------------------------
                                                     Unpaid
            Amount of           Amount of          Principal        Notation
Date         Advance         Principal Paid         Balance         Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT E

                       [O'MELVENY & MYERS LLP LETTERHEAD]

June 6, 2002

Wells Fargo Bank, National Association,
   as Administrative Agent
333 South Grand Avenue, Third Floor
Los Angeles, California 90071
   and
The Lenders set forth on Exhibit A attached hereto

      Re: Credit Agreement by and among American States Water Company, the Lenders named therein, and Wells Fargo Bank, National Association

Ladies and Gentlemen:

            We have acted as special counsel to American States Water Company, a California corporation (the "Borrower"), in connection with the Credit Agreement dated as of June 6, 2002 (the "Credit Agreement") by and among the Borrower, the Lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. For the purpose of this opinion, "Loan Documents" means those Loan Documents (as defined in the Credit Agreement) in existence as of the Closing Date and as further described on Schedule I attached hereto and incorporated herein.

            In our capacity as special counsel, we have examined originals or copies of the Credit Agreement and the other Loan Documents, as well as originals or copies of such records and documents we considered appropriate. As to relevant factual matters, we have relied upon, among other things, the representations made by the Borrower in the Credit Agreement and other Loan Documents and the Borrower's factual representations in a certificate of a Responsible Official delivered by the Borrower in connection with this opinion letter (the "Certificate"), a copy of which has been delivered to you. In addition, we have obtained and relied upon those certificates of public officials we considered appropriate.

O'MELVENY & MYERS LLP

June 6, 2002 - Page 2


            We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies. To the extent the Borrower's obligations depend on the due authorization, execution and delivery of the Credit Agreement and other Loan Documents by the other parties thereto, we have assumed that each of the Credit Agreement and other Loan Documents has each been so authorized, executed and delivered by the other parties thereto and that each constitutes the legally valid and binding obligation of the other parties enforceable in accordance with its terms. We have also assumed that each Lender is (a) a bank incorporated or organized under, or a foreign bank licensed to conduct a banking business through an agency located in the United States of America pursuant to the laws of the United States of America or the State of California within the meaning of Section 1 of Article XV of the California Constitution and Section 1716 of the California Financial Code, or (b) a finance lender licensed under the California Finance Lenders Law (California Financial Code Section 22000 et seq.) and, as a result thereof, is exempt from the usury restrictions of Section 1 of Article XV of the Constitution of the State of California.

            On the basis of such examination, our reliance upon the assumptions contained herein and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

            1. The Borrower has been duly incorporated, and is validly existing as a corporation in good standing under the laws of the State of California, with corporate power to own its properties and assets, to enter into the Loan Documents and perform its obligations under the Loan Documents.

            2. The execution, delivery and performance of each of the Loan Documents have been duly authorized by all necessary corporate action on the part of the Borrower, and each of the Loan Documents has been duly executed and delivered by the Borrower. Each of the Loan Documents constitutes the legally valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws), and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

            3. The execution and delivery by the Borrower of the Loan Documents do not, and the Borrower's payment of its obligations under the Loan Documents will not, violate any current California or federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Borrower or to transactions of the type contemplated by Loan Documents.

            4. The execution and delivery by the Borrower of the Loan Documents do not, and the Borrower's payment of its obligations under the Loan Documents will not, (i)

O'MELVENY & MYERS LLP

June 6, 2002 - Page 3


violate the Borrower's Articles of Incorporation or Bylaws, (ii) violate, breach, or result in a default, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Borrower, under any existing obligation of or restriction on the Borrower under any other agreement (the "Other Agreements") identified in the Borrower's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Annual Report"), or (iii) breach or otherwise violate any existing obligation of or restriction on the Borrower under any order, judgment or decree of any California or federal court or governmental authority binding on the Borrower identified in the Certificate. We express no opinion as to the effect of the Borrower's performance of its obligations in the Credit Agreement or other Loan Documents on the Borrower's compliance with financial covenants in the Other Agreements.

            5. No order, consent, permit or approval of any California or federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Borrower or to transactions of the type contemplated by the Loan Documents is required on the part of the Borrower for the execution and delivery of, and payment of its obligations under, the Loan Documents.

            6. The Borrower is not an investment company required to register under the Investment Company Act of 1940, as amended.

            To our knowledge, there are no actions, suits, investigations or proceedings pending or threatened against the Borrower in any court or by or before any arbitrator or governmental authority or agency that (i) seek to affect the enforceability of the Credit Agreement or any of the other Loan Documents or (ii), except for the matters described in, or incorporated by reference into, the Annual Report, are required by the Securities Exchange Act of 1934 to be disclosed therein.

            The law covered by this opinion is limited to the present federal law of the United States and the present law of the State of California. We express no opinion as to the law of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.

            Our opinion in paragraph 2 above as to the enforceability of the Loan Documents is subject to:

      (a.) public policy considerations, statutes or court decisions that may limit the rights of a party to obtain indemnification against its own gross negligence, willful misconduct or unlawful conduct;

      (b.) the unenforceability under certain circumstances of broadly or vaguely stated waivers or waivers of rights granted by law where the waivers are against public policy or prohibited by law; and

O'MELVENY & MYERS LLP

June 6, 2002 - Page 4


      (c.) the unenforceability under certain circumstances of provisions waiving the right to a jury trial.

            We express no opinion as to:

            i. your ability to collect attorneys' fees and costs in an action involving the Loan Documents if you are not the prevailing party in that action (we call your attention to the effect of Section 1717 of the California Civil Code, which provides that where a contract permits one party thereto to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees);

            ii. any provision of the Loan Documents requiring written amendments or waivers of the Loan Documents insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply;

            iii. the unenforceability under certain circumstances of provisions imposing penalties, liquidated damages, acceleration of future amounts due (other than principal) without appropriate discount to present value, late charges, prepayment charges and increased interest rates upon default;

            iv. the effect of non-compliance by you with any state or federal laws or regulations applicable to the transactions contemplated by the Loan Documents because of the nature of your business; and

            v. any provision of the Loan Documents insofar as it purports to grant a right of setoff in respect of the Borrower's assets
                  (a) to any person other than a creditor of the Borrower or (b) to the Administrative Agent or any Lender in an amount greater than the amount owing by the Borrower to the Administrative Agent or such Lender.

            We advise you that Section 11.17 of the Credit Agreement, which provides for exclusive jurisdiction of the courts of the State of California and federal courts sitting in that state, may not be binding on the courts in the forums excluded, and, as to federal courts, in the forums selected.

            Our use of the terms "to our knowledge" or any similar phrase to qualify a statement in this opinion means (a) the knowledge obtained by us from the Credit Agreement and the Certificates and (b) that those attorneys in this firm who have given substantive attention to the representation described in the introductory paragraph of this opinion do not have current actual knowledge that the statement is inaccurate. Such terms do not include any knowledge of other attorneys within our firm or any constructive or imputed notice of any matters or items of information. Except as otherwise expressly indicated, we have not undertaken any independent

O'MELVENY & MYERS LLP

June 6, 2002 - Page 5


investigation to determine the accuracy of the statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Borrower in connection with this opinion letter or in other matters.

          This letter is furnished by us as special counsel for the Borrower and may be relied by you only in connection with the transactions described herein. It may not be used or relied upon by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent. You may, however, deliver a copy of this opinion to your accountants, attorneys, and other professional advisors, to governmental regulatory agencies having jurisdiction over you and to permitted transferees of the Loan Documents in connection with such transfer, and such transferees may rely on this opinion as if it were addressed and had been delivered to them on the date of this opinion, unless statements in this opinion would be affected by the status of the transferee. This opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that arise after the date of this opinion and come to our attention, or any future changes in laws.

                                                      Respectfully submitted,


                                                      /s/ O'MELVENY & MYERS LLP

O'MELVENY & MYERS LLP

                                                                      Schedule 1

                                 LOAN DOCUMENTS(1)

1.    Credit Agreement (with Schedules and Exhibits thereto)

2. Notes issued in favor of each of the financial institutions listed on Exhibit A.

3.    Swing Line Note issued in favor of Wells Fargo Bank, National Association.

---------------
(1) Unless otherwise indicated, the Loan Documents are dated as of June 6, 2002, and are designated above as defined in the Credit Agreement.

O'MELVENY & MYERS LLP

                                                                       Exhibit A

Wells Fargo Bank, National Association

CoBank, ACB

Union Bank of California, N.A.

Comerica West Incorporated

Northern Trust Bank of California, N.A.

                          AMERICAN STATES WATER COMPANY
                               BACKUP CERTIFICATE

      I, McClellan Harris III, hereby certify that I am Vice President--Finance, Treasurer, and Corporate Secretary of American States Water Company, a California corporation (the "Company"), and as follows:

      (1) The representations and warranties of the Company in the Credit Agreement (the "Agreement"), dated as of June 6, 2002, by and among the Company, the Lenders thereto, and Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent") are true and correct as of the date hereof in all material respects.

      (2) In connection with its opinion (the "Opinion"), dated as of the date hereof, delivered pursuant to Section 8.1(a)(6) of the Agreement, O'Melveny & Myers LLP is hereby authorized to rely on the representations made by the Company in the certificates delivered to the Administrative Agent on the date hereof in connection with the execution of the Agreement to the same extent as if such certificates were delivered to O'Melveny & Myers LLP.

      (3) There are no orders, judgments or decrees of any California or federal court or governmental authority binding on the Company.

      (4) There are no actions, suits, investigations or proceedings pending or threatened against the Company in any court or by or before any arbitrator or governmental authority or agency that (a) seek to affect the enforceability of the Agreement or any of the other Loan Documents (as defined in the Opinion), or
(b) except for the matters described in, or incorporated by reference into, the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, are required by the Securities Exchange Act of 1934 to be disclosed therein.

      (5) The Company (a) is not and does not hold itself out as being engaged primarily, nor does it propose to engage primarily, in the business of investing, reinvesting or trading in securities; (b) is not engaged in, and does not propose to engage in, the business of issuing face-amount certificates of the installment type, nor has it been engaged in such business and has any such certificate outstanding; and (c) does not own or propose to acquire investment securities having a value exceeding 40% of the value of the Company's total assets (exclusive of government securities and cash items) on an unconsolidated basis.

      IN WITNESS WHEREOF, I have executed this Certificate on behalf of American States Water Company as of June 6, 2002.

                                             AMERICAN STATES WATER COMPANY


                                             By: /s/ McClellan Harris III
                                                --------------------------------
                                                    McClellan Harris III
                                                    Vice President - Finance,
                                                    Treasurer and Corporate
                                                    Secretary

                                   EXHIBIT F

                              REQUEST FOR BORROWING

      1. This REQUEST FOR BORROWING is executed and delivered by AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), to WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, pursuant to that certain Credit Agreement (as amended, modified or extended, the "Agreement") dated as of June 6, 2002, among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Arranger. Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Agreement.

      2. Borrower hereby requests a Borrowing pursuant to the Agreement as follows:

            (a)   AMOUNT OF REQUESTED BORROWING: $2,000,000

            (b)   DATE OF REQUESTED BORROWING: June 6, 2002

            (c) TYPE OF ADVANCES COMPRISING REQUESTED BORROWINGS (Check one box only):

                        |_|   ALTERNATE BASE RATE ADVANCES

                        |X| EURODOLLAR RATE ADVANCES FOR A EURODOLLAR PERIOD OF one (1) MONTHS(1)

      3. In connection with the request, Borrower certifies that:

            (a) Now and as of the date of the requested Borrowing, except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, each representation and warranty made by Borrower in Article 4 of the Agreement (other than Sections 4.4, 4.6 (first sentence), 4.9 and 4.16) will be true and correct in all material respects, both immediately before and after giving effect to such Borrowing, as though such representations and warranties were made on and as of that date;

            (b) No circumstance or event has occurred that constitutes a Material Adverse Effect since the Closing Date; and

            (c) Other than matters described in Schedule 4.9 to the Agreement or not required as of the Closing Date to be described therein or disclosed by Borrower and approved in writing by the Requisite Lenders, there is no action, suit, proceeding or investigation pending or, to the best knowledge of Borrower (on behalf of Borrower and its Subsidiaries), threatened against or affecting Borrower or Subsidiary of

------
(1)   Specify whether 1, 2, 3, 6, 9 or 12-month Eurodollar Period.

      Borrower or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect.

      4. This Request for Borrowing is executed on June 6, 2002, by a Responsible Official of Borrower. The undersigned, in such capacity, hereby certifies, on behalf of Borrower, each and every matter contained herein to be true and correct.

                                             AMERICAN STATES WATER COMPANY,
                                             a California corporation


                                             By: /s/ McClellan Harris III
                                                --------------------------------
                                                McClellan Harris III
                                                Vice President - Finance,
                                                Treasurer and Corporate
                                                Secretary

                              REQUEST FOR BORROWING

      1. This REQUEST FOR BORROWING is executed and delivered by AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), to WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, pursuant to that certain Credit Agreement (as amended, modified or extended, the "Agreement") dated as of June 6, 2002, among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Arranger. Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Agreement.

      2. Borrower hereby requests a Borrowing pursuant to the Agreement as follows:

            (a)   AMOUNT OF REQUESTED BORROWING: $6,000,000

            (b)   DATE OF REQUESTED BORROWING: June 6, 2002

            (c) TYPE OF ADVANCES COMPRISING REQUESTED BORROWINGS (Check one box only):

                        |X|   ALTERNATE BASE RATE ADVANCES

                        |_| EURODOLLAR RATE ADVANCES FOR A EURODOLLAR PERIOD OF _______ MONTHS(1)


      3. In connection with the request, Borrower certifies that:

            (a) Now and as of the date of the requested Borrowing, except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, each representation and warranty made by Borrower in Article 4 of the Agreement (other than Sections 4.4, 4.6 (first sentence), 4.9 and 4.16) will be true and correct in all material respects, both immediately before and after giving effect to such Borrowing, as though such representations and warranties were made on and as of that date;

            (b) No circumstance or event has occurred that constitutes a Material Adverse Effect since the Closing Date; and

            (c) Other than matters described in Schedule 4.9 to the Agreement or not required as of the Closing Date to be described therein or disclosed by Borrower and approved in writing by the Requisite Lenders, there is no action, suit, proceeding or investigation pending or, to the best knowledge of Borrower (on behalf of Borrower and its Subsidiaries), threatened against or affecting Borrower or Subsidiary of

------
(1)   Specify whether 1, 2, 3, 6, 9 or 12-month Eurodollar Period.

      Borrower or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect.

      4. This Request for Borrowing is executed on June 6, 2002, by a Responsible Official of Borrower. The undersigned, in such capacity, hereby certifies, on behalf of Borrower, each and every matter contained herein to be true and correct.

                                             AMERICAN STATES WATER COMPANY,
                                             a California corporation


                                             By: /s/ McClellan Harris III
                                                --------------------------------
                                                McClellan Harris III
                                                Vice President - Finance,
                                                Treasurer and Corporate
                                                Secretary

                              REQUEST FOR BORROWING

      1. This REQUEST FOR BORROWING is executed and delivered by AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), to WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, pursuant to that certain Credit Agreement (as amended, modified or extended, the "Agreement") dated as of June 6, 2002, among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Arranger. Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Agreement.

      2. Borrower hereby requests a Borrowing pursuant to the Agreement as follows:

            (a)   AMOUNT OF REQUESTED BORROWING: $6,000,000

            (b)   DATE OF REQUESTED BORROWING: June 6, 2002

            (c) TYPE OF ADVANCES COMPRISING REQUESTED BORROWINGS (Check one box only):

                        |_|   ALTERNATE BASE RATE ADVANCES

                        |X|  *EURODOLLAR RATE ADVANCES FOR A EURODOLLAR PERIOD
                              OF one (1) MONTHS(1)
                             *Roll from Base Rate Advance

      3. In connection with the request, Borrower certifies that:

            (a) Now and as of the date of the requested Borrowing, except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, each representation and warranty made by Borrower in Article 4 of the Agreement (other than Sections 4.4; 4.6 (first sentence), 4.9 and 4.16) will be true and correct in all material respects, both immediately before and after giving effect to such Borrowing, as though such representations and warranties were made on and as of that date;

            (b) No circumstance or event has occurred that constitutes a Material Adverse Effect since the Closing Date; and

            (c) Other than matters described in Schedule 4.9 to the Agreement or not required as of the Closing Date to be described therein or disclosed by Borrower and approved in writing by the Requisite Lenders, there is no action, suit, proceeding or investigation pending or, to the best knowledge of Borrower (on behalf of Borrower and its Subsidiaries), threatened against or affecting Borrower or Subsidiary of

------
(1)   Specify whether 1, 2, 3, 6, 9 or 12-month Eurodollar Period.

      Borrower or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect.

      4. This Request for Borrowing is executed on June 6, 2002, by a Responsible Official of Borrower. The undersigned, in such capacity, hereby certifies, on behalf of Borrower, each and every matter contained herein to be true and correct.

                                             AMERICAN STATES WATER COMPANY,
                                             a California corporation


                                             By: /s/ McClellan Harris III
                                                --------------------------------
                                                McClellan Harris III
                                                Vice President - Finance,
                                                Treasurer and Corporate
                                                Secretary

                                    EXHIBIT G

                       REQUEST FOR CONTINUATION/CONVERSION

          1. This REQUEST FOR CONTINUATION/CONVERSION is executed and delivered by AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), to WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, pursuant to that certain Credit Agreement (as amended, modified or extended, the "Agreement") dated as of June 6, 2002, among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Arranger. Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Agreement.

          2. Pursuant to Section 2.4 of the Credit Agreement, Borrower hereby irrevocably requests the [continuation] [conversion] of the Advances specified herein, as follows:

               (a) The date of [continuation] [conversion] is _________________, which is a [Banking Day] [Eurodollar Banking Day which is the last day of the applicable Eurodollar Period].

               (b) The amount of the Advances to be [converted] [continued] is $________________________.

               (c) Type of Conversion/Continuation being requested (check all boxes that apply):

                    [_] Alternate Base Rate Advance of $__________ converted to a Eurodollar Rate Advance for a Eurodollar Period of [one] [two] [three] [six] [nine] [twelve] month[s].

                    [_] Eurodollar Rate Advance of $_________ converted to an Alternate Base Rate Advance.

                    [_] Eurodollar Rate Advance of $_________ with a Eurodollar Period of [one] [two] [three] [six] [nine] [twelve] month[s] [converted to ] [continued as] a Eurodollar Rate Advance with a Eurodollar Period of [one] [two] [three] [six] [nine] [twelve] month[s].

          3. In connection with the request, Borrower certifies that no event has occurred and is continuing that is a Default or Event of Default.

          4. This Request for Continuation/Conversion is executed on __________, ______, by a Responsible Official of Borrower. The undersigned, in such capacity, hereby certifies, on behalf of Borrower, each and every matter contained herein to be true and correct.

                                            AMERICAN STATES WATER COMPANY,
                                            a California corporation


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                          REQUEST FOR LETTER OF CREDIT

     1. This Request for Letter of Credit is executed and delivered by AMERICAN STATES WATER COMPANY, a California corporation (the "Borrower"), to WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and the Issuing Lender pursuant to the Credit Agreement (as amended, modified or extended, the "Credit Agreement") dated as June 6, 2002, among the Borrower, the Lenders therein named, and Administrative Agent. Any terms used herein and not defined herein shall have the meanings defined in the Credit Agreement.

     2. The Borrower hereby requests that the Issuing Lender issue a Letter of Credit as follows:

               (a) Amount of Letter of Credit: $ ______________.

               (b) Date of Issuance: ____________________,______.

               (c) Beneficiary under Letter of Credit:

          Name:
                   ____________________________________

          Address:
                   ____________________________________

               (d) Expiry Date:
                                __________________, _____.

               (e) Purpose of Letter of Credit:

                   _______________________________________________________

                   _______________________________________________________.

               (f) Additional Information/Terms:
                                                 _________________________

                   _______________________________________________________.

     3. The requested Letter of Credit is (check one box only):

          [_] a new Letter of Credit in addition to Letters of Credit already outstanding.

          [_] a supplement, modification, amendment, renewal, or extension to or of the following outstanding Letter(s) of Credit: [identify]

     4. In connection with the issuance of the Letter of Credit requested herein, the Borrower represents, warrants and certifies that:

               (a) Now and as of the date of the requested Borrowing, except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, each representation and warranty made by Borrower in
     Article 4 of the Agreement (other than Sections 4.4, 4.6 (first sentence),
     4.9 and 4.16) will be true and correct in all material respects, both immediately before and after giving effect to such Borrowing, as though such representations and warranties were made on and as of that date;

               (b) No circumstance or event has occurred that constitutes a Material Adverse Effect since the Closing Date; and

               (c) Other than matters described in Schedule 4.9 to the Agreement or not required as of the Closing Date to be described therein or disclosed by Borrower and approved in writing by the Requisite Lenders, there is no action, suit, proceeding or investigation pending or, to the best knowledge of Borrower (on behalf of Borrower and its Subsidiaries), threatened against or affecting Borrower or other Obligor or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect.

               (d) Giving effect to the issuance of the requested Letter of Credit, (i) the Revolving Credit Facility Usage does not exceed the Maximum Revolving Credit Amount, and (ii) the Aggregate Effective Amount of all outstanding Letters of Credit does not exceed $15,000,000.

     5. Attached hereto is a Letter of Credit Agreement on the form provided to the Borrower by the Issuing Lender.

     6. This Request for Letter of Credit is executed on June 6, 2002, by a Responsible Official of the Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

                                         AMERICAN STATES WATER COMPANY,
                                         a California corporation

                                         By:
                                             -----------------------------------
                                             McClellan Harris III
                                             Vice President - Finance, Treasurer
                                             and Corporate Secretary

                                  SCHEDULE 1.1
                                       TO
                                CREDIT AGREEMENT

                       LENDER COMMITMENTS/PRO RATA SHARES

                                                                 Amount of
Lender                                    Pro Rata Share   Revolving Commitment
------                                    --------------   --------------------

Wells Fargo Bank, National Association      33.3333334%       $25,000,000.00

CoBank, ACB                                 29.3333333%       $22,000,000.00

Union Bank of California, N.A.              20.0000000%       $15,000,000.00

Comerica West Incorporated                  13.3333333%       $10,000,000.00

Northern Trust Bank of California, N.A.      4.0000000%       $ 3,000,000.00

   Total                                           100%       $75,000,000.00

                                      NOTE

$25,000,000.00                                                      June 6, 2002

          FOR VALUE RECEIVED, the undersigned, AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender"), the principal amount of TWENTY-FIVE MILLION DOLLARS ($25,000,000.00) or such lesser aggregate amount of Advances as may be made pursuant to the Lender's Pro Rata Share of the Revolving Facility under the Credit Agreement referred to below, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Credit Agreement dated as of June 6, 2002, by and among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as the same may be amended, renewed, extended or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Credit Agreement. This is one of the Notes referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

          The principal indebtedness evidenced by this Note shall be payable as provided in the Credit Agreement and in any event on the Maturity Date.

          Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Credit Agreement, to the fullest extent permitted by applicable Law.

          The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office for the account of the Lender in immediately available funds not later than 11:00 a.m. (California time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (California time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

          The Lender shall use its best efforts to keep a record of Advances made by it and payments of principal received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

          Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including allocated costs of legal counsel employed by the Administrative Agent or the holder), whether or not an action is filed in connection therewith.

          Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

          THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY THE LENDER, OR BY THE ADMINISTRATIVE AGENT ON ITS BEHALF, IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS THEREOF.

                                        AMERICAN STATES WATER
                                        COMPANY, a California corporation


                                        By:
                                            ------------------------------------
                                            Name:  McClellan Harris III
                                            Title: Vice President-Finance,
                                                   Treasurer and Corporate
                                                   Secretary

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                         (Alternate Base Rate Advances)

--------------------------------------------------------------------------------

                                                 Unpaid
           Amount of          Amount of         Principal       Notation
Date        Advance        Principal Paid        Balance         Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Eurodollar Rate Advances)

--------------------------------------------------------------------------------

                                                 Unpaid
           Amount of         Amount of          Principal       Notation
Date        Advance        Principal Paid        Balance         Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      NOTE

$22,000,000.00                                                      June 6, 2002

          FOR VALUE RECEIVED, the undersigned, AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), promises to pay to the order of COBANK, ACB (the "Lender"), the principal amount of TWENTY-TWO MILLION DOLLARS ($22,000,000.00) or such lesser aggregate amount of Advances as may be made pursuant to the Lender's Pro Rata Share of the Revolving Facility under the Credit Agreement referred to below, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Credit Agreement dated as of June 6, 2002, by and among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as the same may be amended, renewed, extended or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Credit Agreement. This is one of the Notes referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

          The principal indebtedness evidenced by this Note shall be payable as provided in the Credit Agreement and in any event on the Maturity Date.

          Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Credit Agreement, to the fullest extent permitted by applicable Law.

          The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office for the account of the Lender in immediately available funds not later than 11:00 a.m. (California time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (California time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

          The Lender shall use its best efforts to keep a record of Advances made by it and payments of principal received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

          Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including allocated costs of legal counsel employed by the Administrative Agent or the holder), whether or not an action is filed in connection therewith.

          Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

          THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY THE LENDER, OR BY THE ADMINISTRATIVE AGENT ON ITS BEHALF, IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS THEREOF.

                                        AMERICAN STATES WATER
                                        COMPANY, a California corporation


                                        By:
                                            ------------------------------------
                                            Name:  McClellan Harris III
                                            Title: Vice President-Finance,
                                                   Treasurer and Corporate
                                                   Secretary

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                         (Alternate Base Rate Advances)

--------------------------------------------------------------------------------
                                                    Unpaid
            Amount of           Amount of          Principal        Notation
Date         Advance         Principal Paid         Balance         Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Eurodollar Rate Advances)

--------------------------------------------------------------------------------
                                                     Unpaid
            Amount of           Amount of          Principal        Notation
Date         Advance         Principal Paid         Balance         Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      NOTE

$15,000,000.00                                                      June 6, 2002

          FOR VALUE RECEIVED, the undersigned, AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. (the "Lender"), the principal amount of FIFTEEN MILLION DOLLARS ($15,000,000.00) or such lesser aggregate amount of Advances as may be made pursuant to the Lender's Pro Rata Share of the Revolving Facility under the Credit Agreement referred to below, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Credit Agreement dated as of June 6, 2002, by and among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as the same may be amended, renewed, extended or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Credit Agreement. This is one of the Notes referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

          The principal indebtedness evidenced by this Note shall be payable as provided in the Credit Agreement and in any event on the Maturity Date.

          Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Credit Agreement, to the fullest extent permitted by applicable Law.

          The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office for the account of the Lender in immediately available funds not later than 11:00 a.m. (California time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (California time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

          The Lender shall use its best efforts to keep a record of Advances made by it and payments of principal received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

          Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including allocated costs of legal counsel employed by the Administrative Agent or the holder), whether or not an action is filed in connection therewith.

          Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

          THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY THE LENDER, OR BY THE ADMINISTRATIVE AGENT ON ITS BEHALF, IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS THEREOF.

                                        AMERICAN STATES WATER
                                        COMPANY, a California corporation


                                        By:
                                            ------------------------------------
                                            Name:  McClellan Harris III
                                            Title: Vice President-Finance,
                                                   Treasurer and Corporate
                                                   Secretary

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                         (Alternate Base Rate Advances)

--------------------------------------------------------------------------------
                                                 Unpaid
           Amount of          Amount of         Principal       Notation
Date        Advance        Principal Paid        Balance         Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Eurodollar Rate Advances)

--------------------------------------------------------------------------------
                                                 Unpaid
           Amount of          Amount of         Principal       Notation
Date        Advance        Principal Paid        Balance         Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                      -4-

                                      NOTE

$10,000,000.00                                                      June 6, 2002

          FOR VALUE RECEIVED, the undersigned, AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), promises to pay to the order of COMERICA WEST INCORPORATED (the "Lender"), the principal amount of TEN MILLION DOLLARS ($10,000,000.00) or such lesser aggregate amount of Advances as may be made pursuant to the Lender's Pro Rata Share of the Revolving Facility under the Credit Agreement referred to below, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Credit Agreement dated as of June 6, 2002, by and among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as the same may be amended, renewed, extended or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Credit Agreement. This is one of the Notes referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

          The principal indebtedness evidenced by this Note shall be payable as provided in the Credit Agreement and in any event on the Maturity Date.

          Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Credit Agreement, to the fullest extent permitted by applicable Law.

          The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office for the account of the Lender in immediately available funds not later than 11:00 a.m. (California time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (California time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

          The Lender shall use its best efforts to keep a record of Advances made by it and payments of principal received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

          Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including allocated costs of legal counsel employed by the Administrative Agent or the holder), whether or not an action is filed in connection therewith.

          Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

          THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY THE LENDER, OR BY THE ADMINISTRATIVE AGENT ON ITS BEHALF, IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS THEREOF.

                                              AMERICAN STATES WATER
                                              COMPANY, a California corporation


                                              By:
                                                  ------------------------------
                                                  Name:  McClellan Harris III
                                                  Title: Vice President-Finance,
                                                         Treasurer and Corporate
                                                         Secretary

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                         (Alternate Base Rate Advances)

--------------------------------------------------------------------------------
                                                  Unpaid
           Amount of          Amount of         Principal       Notation
   Date     Advance        Principal Paid        Balance        Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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                                      -3-

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Eurodollar Rate Advances)

--------------------------------------------------------------------------------
                                                  Unpaid
           Amount of          Amount of         Principal       Notation
   Date     Advance        Principal Paid        Balance        Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                      -4-

                                      NOTE

$3,000,000.00                                                       June 6, 2002

          FOR VALUE RECEIVED, the undersigned, AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), promises to pay to the order of NORTHERN TRUST BANK OF CALIFORNIA, N.A. (the "Lender"), the principal amount of THREE MILLION DOLLARS ($3,000,000.00) or such lesser aggregate amount of Advances as may be made pursuant to the Lender's Pro Rata Share of the Revolving Facility under the Credit Agreement referred to below, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Credit Agreement dated as of June 6, 2002, by and among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as the same may be amended, renewed, extended or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Credit Agreement. This is one of the Notes referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

          The principal indebtedness evidenced by this Note shall be payable as provided in the Credit Agreement and in any event on the Maturity Date.

          Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Credit Agreement, to the fullest extent permitted by applicable Law.

          The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office for the account of the Lender in immediately available funds not later than 11:00 a.m. (California time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (California time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

          The Lender shall use its best efforts to keep a record of Advances made by it and payments of principal received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

          Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including allocated costs of legal counsel employed by the Administrative Agent or the holder), whether or not an action is filed in connection therewith.

          Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

          THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY THE LENDER, OR BY THE ADMINISTRATIVE AGENT ON ITS BEHALF, IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS THEREOF.

                                        AMERICAN STATES WATER
                                        COMPANY, a California corporation


                                        By:
                                            ------------------------------------
                                            Name:  McClellan Harris III
                                            Title: Vice President-Finance,
                                                   Treasurer and Corporate
                                                   Secretary

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                         (Alternate Base Rate Advances)

--------------------------------------------------------------------------------
                                                      Unpaid
              Amount of           Amount of          Principal        Notation
  Date         Advance         Principal Paid         Balance         Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Eurodollar Rate Advances)

--------------------------------------------------------------------------------
                                                      Unpaid
              Amount of           Amount of          Principal        Notation
  Date         Advance         Principal Paid         Balance         Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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                                      -4-

                                 SWING LINE NOTE

$5,000,000.00                                                       June 6, 2002
                                                         Los Angeles, California

          FOR VALUE RECEIVED, upon demand or, if no demand is made, on the Revolving Credit Facility Maturity Date, AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), hereby promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Swing Line Lender") the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000) or such lesser aggregate amount of Swing Line Outstandings under the Credit Agreement referred to below, together with interest at a fluctuating rate per annum equal to the Alternate Base Rate plus the Applicable Alternate Base Rate Margin, on the principal amount of each Swing Line Loan made hereunder and remaining unpaid from time to time from the date of each such Swing Line Loan until the date of payment in full, payable as hereinafter set forth.

     A.   General Conditions.

          1. Definitions. This Note is delivered with reference to the Credit Agreement of even date herewith, entered into by and among Borrower, the Lenders therein named and Wells Fargo Bank, National Association, as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used with the meanings given those terms in the Credit Agreement.

          2. Loan Procedures. Advances hereunder shall be made in accordance with the terms, provisions and procedures set forth in the Credit Agreement applicable to Swing Line Loans.

          3. Payments. Interest on the Swing Line Loans hereunder shall accrue at the rate applicable to Alternate Base Rate Advances under the Credit Agreement and shall be due and payable on such dates, not more frequent than monthly, as may be specified by the Swing Line Lender, and, in any event, all accrued interest shall be due and payable on the Maturity Date or upon demand, whichever is earlier. Any principal or interest not paid when due hereunder shall be subject to the default rate of interest set forth in Section 3.7 of the Credit Agreement with respect to Swing Line Loans, to the fullest extent permitted by applicable Law. Each payment hereunder shall be made to the Swing Line Lender at its office located at 333 South Grand Avenue, Third Floor, Los Angeles, California 90071, in immediately available funds not later than 3:00 p.m. (California time) on the day of payment (which must be a Business Day). All payments received after 3:00 p.m. (California time) shall be deemed received on the next Business Day. All payments shall be made in lawful money of the United States of America.

          4. Records. The Swing Line Lender shall use its best efforts to keep a record of each Swing Line Loan made by it and payments of principal received by it with respect to this Swing Line Note, and such record shall be presumptive evidence of the amounts owing under this Swing Line Note.

          5. Setting and Notice of Rates. The applicable Alternate Base Rate shall be determined and notice thereof given in accordance with the Credit Agreement. Each determination of the applicable Alternate Base Rate shall be conclusive and binding upon Borrower, in the absence of manifest error.

          6. Computation of Interest. Interest shall be computed for the actual number of days elapsed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed.

          7. Prepayments. This Swing Line Note may be prepaid at any time in whole or in part without penalty.

     B. Default. The "Events of Default" provisions contained in Article 9 of the Credit Agreement are hereby incorporated by this reference as though fully set forth herein.

     C. Waiver. Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest and any other notice of formality, to the fullest extent permitted by applicable Laws.

     D. Collection Costs. In the event of the occurrence of an Event of Default, Borrower agrees to pay all costs of collection, including reasonable attorney's fees, in addition to and at the time of the payment of such sum of money and/or the performance of such acts as may be required to cure such default. In the event legal action is commenced for the collection of any sums owing hereunder, Borrower agrees that any judgment issued as a consequence of such action against Borrower shall bear interest at a rate equal to the default rate provided in
Section 3.7 of the Credit Agreement until fully paid.

     E. Governing Law. This Swing Line Note has been delivered in the State of California, and shall be governed by, and construed and enforced in accordance with, the Laws of California applicable to contracts made and performed in California.

     F. Partial Invalidity. If any provision of this Swing Line Note shall be prohibited by or invalid under an applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidation the remainder of such provision or any other provision of this Swing Line Note.

          IN WITNESS WHEREOF, this Swing Line Note has been executed as of the date first hereinabove written.

                               AMERICAN STATES WATER COMPANY


                               By
                                  ----------------------------------------------
                                  Name:  McClellan Harris III
                                  Title: Vice President-Finance, Treasurer
                                         and Corporate Secretary

                          SCHEDULE OF SWING LINE LOANS
                            AND PAYMENTS OF PRINCIPAL

           Amount of                                             Notation
           Swing Line         Amount of           Unpaid         Made By
Date         Loan           Principal Paid       Principal       Balance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       [O'MELVENY & MYERS LLP LETTERHEAD]

June 6, 2002

Wells Fargo Bank, National Association,
   as Administrative Agent
333 South Grand Avenue, Third Floor
Los Angeles, California 90071
   and
The Lenders set forth on Exhibit A attached hereto

      Re: Credit Agreement by and among American States Water Company, the Lenders named therein, and Wells Fargo Bank, National Association

Ladies and Gentlemen:

            We have acted as special counsel to American States Water Company, a California corporation (the "Borrower"), in connection with the Credit Agreement dated as of June 6, 2002 (the "Credit Agreement") by and among the Borrower, the Lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. For the purpose of this opinion, "Loan Documents" means those Loan Documents (as defined in the Credit Agreement) in existence as of the Closing Date and as further described on Schedule I attached hereto and incorporated herein.

            In our capacity as special counsel, we have examined originals or copies of the Credit Agreement and the other Loan Documents, as well as originals or copies of such records and documents we considered appropriate. As to relevant factual matters, we have relied upon, among other things, the representations made by the Borrower in the Credit Agreement and other Loan Documents and the Borrower's factual representations in a certificate of a Responsible Official delivered by the Borrower in connection with this opinion letter (the "Certificate"), a copy of which has been delivered to you. In addition, we have obtained and relied upon those certificates of public officials we considered appropriate.

O'MELVENY & MYERS LLP

June 6, 2002 - Page 2


            We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies. To the extent the Borrower's obligations depend on the due authorization, execution and delivery of the Credit Agreement and other Loan Documents by the other parties thereto, we have assumed that each of the Credit Agreement and other Loan Documents has each been so authorized, executed and delivered by the other parties thereto and that each constitutes the legally valid and binding obligation of the other parties enforceable in accordance with its terms. We have also assumed that each Lender is (a) a bank incorporated or organized under, or a foreign bank licensed to conduct a banking business through an agency located in the United States of America pursuant to the laws of the United States of America or the State of California within the meaning of Section 1 of Article XV of the California Constitution and Section 1716 of the California Financial Code, or (b) a finance lender licensed under the California Finance Lenders Law (California Financial Code Section 22000 et seq.) and, as a result thereof, is exempt from the usury restrictions of Section 1 of Article XV of the Constitution of the State of California.

            On the basis of such examination, our reliance upon the assumptions contained herein and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

            1. The Borrower has been duly incorporated, and is validly existing as a corporation in good standing under the laws of the State of California, with corporate power to own its properties and assets, to enter into the Loan Documents and perform its obligations under the Loan Documents.

            2. The execution, delivery and performance of each of the Loan Documents have been duly authorized by all necessary corporate action on the part of the Borrower, and each of the Loan Documents has been duly executed and delivered by the Borrower. Each of the Loan Documents constitutes the legally valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws), and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

            3. The execution and delivery by the Borrower of the Loan Documents do not, and the Borrower's payment of its obligations under the Loan Documents will not, violate any current California or federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Borrower or to transactions of the type contemplated by Loan Documents.

            4. The execution and delivery by the Borrower of the Loan Documents do not, and the Borrower's payment of its obligations under the Loan Documents will not, (i)

O'MELVENY & MYERS LLP

June 6, 2002 - Page 3


violate the Borrower's Articles of Incorporation or Bylaws, (ii) violate, breach, or result in a default, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Borrower, under any existing obligation of or restriction on the Borrower under any other agreement (the "Other Agreements") identified in the Borrower's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Annual Report"), or (iii) breach or otherwise violate any existing obligation of or restriction on the Borrower under any order, judgment or decree of any California or federal court or governmental authority binding on the Borrower identified in the Certificate. We express no opinion as to the effect of the Borrower's performance of its obligations in the Credit Agreement or other Loan Documents on the Borrower's compliance with financial covenants in the Other Agreements.

            5. No order, consent, permit or approval of any California or federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Borrower or to transactions of the type contemplated by the Loan Documents is required on the part of the Borrower for the execution and delivery of, and payment of its obligations under, the Loan Documents.

            6. The Borrower is not an investment company required to register under the Investment Company Act of 1940, as amended.

            To our knowledge, there are no actions, suits, investigations or proceedings pending or threatened against the Borrower in any court or by or before any arbitrator or governmental authority or agency that (i) seek to affect the enforceability of the Credit Agreement or any of the other Loan Documents or (ii), except for the matters described in, or incorporated by reference into, the Annual Report, are required by the Securities Exchange Act of 1934 to be disclosed therein.

            The law covered by this opinion is limited to the present federal law of the United States and the present law of the State of California. We express no opinion as to the law of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.

            Our opinion in paragraph 2 above as to the enforceability of the Loan Documents is subject to:

      (a.) public policy considerations, statutes or court decisions that may limit the rights of a party to obtain indemnification against its own gross negligence, willful misconduct or unlawful conduct;

      (b.) the unenforceability under certain circumstances of broadly or vaguely stated waivers or waivers of rights granted by law where the waivers are against public policy or prohibited by law; and

O'MELVENY & MYERS LLP

June 6, 2002 - Page 4


      (c.) the unenforceability under certain circumstances of provisions waiving the right to a jury trial.

            We express no opinion as to:

            i. your ability to collect attorneys' fees and costs in an action involving the Loan Documents if you are not the prevailing party in that action (we call your attention to the effect of Section 1717 of the California Civil Code, which provides that where a contract permits one party thereto to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees);

            ii. any provision of the Loan Documents requiring written amendments or waivers of the Loan Documents insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply;

            iii. the unenforceability under certain circumstances of provisions imposing penalties, liquidated damages, acceleration of future amounts due (other than principal) without appropriate discount to present value, late charges, prepayment charges and increased interest rates upon default;

            iv. the effect of non-compliance by you with any state or federal laws or regulations applicable to the transactions contemplated by the Loan Documents because of the nature of your business; and

            v. any provision of the Loan Documents insofar as it purports to grant a right of setoff in respect of the Borrower's assets
                  (a) to any person other than a creditor of the Borrower or (b) to the Administrative Agent or any Lender in an amount greater than the amount owing by the Borrower to the Administrative Agent or such Lender.

            We advise you that Section 11.17 of the Credit Agreement, which provides for exclusive jurisdiction of the courts of the State of California and federal courts sitting in that state, may not be binding on the courts in the forums excluded, and, as to federal courts, in the forums selected.

            Our use of the terms "to our knowledge" or any similar phrase to qualify a statement in this opinion means (a) the knowledge obtained by us from the Credit Agreement and the Certificates and (b) that those attorneys in this firm who have given substantive attention to the representation described in the introductory paragraph of this opinion do not have current actual knowledge that the statement is inaccurate. Such terms do not include any knowledge of other attorneys within our firm or any constructive or imputed notice of any matters or items of information. Except as otherwise expressly indicated, we have not undertaken any independent

O'MELVENY & MYERS LLP

June 6, 2002 - Page 5

investigation to determine the accuracy of the statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Borrower in connection with this opinion letter or in other matters.

          This letter is furnished by us as special counsel for the Borrower and may be relied by you only in connection with the transactions described herein. It may not be used or relied upon by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent. You may, however, deliver a copy of this opinion to your accountants, attorneys, and other professional advisors, to governmental regulatory agencies having jurisdiction over you and to permitted transferees of the Loan Documents in connection with such transfer, and such transferees may rely on this opinion as if it were addressed and had been delivered to them on the date of this opinion, unless statements in this opinion would be affected by the status of the transferee. This opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that arise after the date of this opinion and come to our attention, or any future changes in laws.

                                                      Respectfully submitted,


                                                      /s/ O'MELVENY & MYERS LLP

O'MELVENY & MYERS LLP

                                                                      Schedule 1

                                 LOAN DOCUMENTS(1)

1.    Credit Agreement (with Schedules and Exhibits thereto)

2. Notes issued in favor of each of the financial institutions listed on Exhibit A.

3.    Swing Line Note issued in favor of Wells Fargo Bank, National Association.

---------------
(1) Unless otherwise indicated, the Loan Documents are dated as of June 6, 2002, and are designated above as defined in the Credit Agreement.

O'MELVENY & MYERS LLP

                                                                       Exhibit A

Wells Fargo Bank, National Association

CoBank, ACB

Union Bank of California, N.A.

Comerica West Incorporated

Northern Trust Bank of California, N.A.

                          AMERICAN STATES WATER COMPANY
                               BACKUP CERTIFICATE

      I, McClellan Harris III, hereby certify that I am Vice President--Finance, Treasurer, and Corporate Secretary of American States Water Company, a California corporation (the "Company"), and as follows:

      (1) The representations and warranties of the Company in the Credit Agreement (the "Agreement"), dated as of June 6, 2002, by and among the Company, the Lenders thereto, and Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent") are true and correct as of the date hereof in all material respects.

      (2) In connection with its opinion (the "Opinion"), dated as of the date hereof, delivered pursuant to Section 8.1(a)(6) of the Agreement, O'Melveny & Myers LLP is hereby authorized to rely on the representations made by the Company in the certificates delivered to the Administrative Agent on the date hereof in connection with the execution of the Agreement to the same extent as if such certificates were delivered to O'Melveny & Myers LLP.

      (3) There are no orders, judgments or decrees of any California or federal court or governmental authority binding on the Company.

      (4) There are no actions, suits, investigations or proceedings pending or threatened against the Company in any court or by or before any arbitrator or governmental authority or agency that (a) seek to affect the enforceability of the Agreement or any of the other Loan Documents (as defined in the Opinion), or
(b) except for the matters described in, or incorporated by reference into, the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, are required by the Securities Exchange Act of 1934 to be disclosed therein.

      (5) The Company (a) is not and does not hold itself out as being engaged primarily, nor does it propose to engage primarily, in the business of investing, reinvesting or trading in securities; (b) is not engaged in, and does not propose to engage in, the business of issuing face-amount certificates of the installment type, nor has it been engaged in such business and has any such certificate outstanding; and (c) does not own or propose to acquire investment securities having a value exceeding 40% of the value of the Company's total assets (exclusive of government securities and cash items) on an unconsolidated basis.

      IN WITNESS WHEREOF, I have executed this Certificate on behalf of American States Water Company as of June 6, 2002.

                                             AMERICAN STATES WATER COMPANY


                                             By: /s/ McClellan Harris III
                                                --------------------------------
                                                McClellan Harris III
                                                Vice President - Finance,
                                                Treasurer and Corporate
                                                Secretary

                              REQUEST FOR BORROWING

      1. This REQUEST FOR BORROWING is executed and delivered by AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), to WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, pursuant to that certain Credit Agreement (as amended, modified or extended, the "Agreement") dated as of June 6, 2002, among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Arranger. Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Agreement.

      2. Borrower hereby requests a Borrowing pursuant to the Agreement as follows:

            (a)   AMOUNT OF REQUESTED BORROWING: $2,000,000

            (b)   DATE OF REQUESTED BORROWING: June 6, 2002

            (c) TYPE OF ADVANCES COMPRISING REQUESTED BORROWINGS (Check one box only):

                        |_|   ALTERNATE BASE RATE ADVANCES

                        |X| EURODOLLAR RATE ADVANCES FOR A EURODOLLAR PERIOD OF one (1) MONTHS(1)

      3. In connection with the request, Borrower certifies that:

            (a) Now and as of the date of the requested Borrowing, except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, each representation and warranty made by Borrower in Article 4 of the Agreement (other than Sections 4.4, 4.6 (first sentence), 4.9 and 4.16) will be true and correct in all material respects, both immediately before and after giving effect to such Borrowing, as though such representations and warranties were made on and as of that date;

            (b) No circumstance or event has occurred that constitutes a Material Adverse Effect since the Closing Date; and

            (c) Other than matters described in Schedule 4.9 to the Agreement or not required as of the Closing Date to be described therein or disclosed by Borrower and approved in writing by the Requisite Lenders, there is no action, suit, proceeding or investigation pending or, to the best knowledge of Borrower (on behalf of Borrower and its Subsidiaries), threatened against or affecting Borrower or Subsidiary of

------
(1)   Specify whether 1, 2, 3, 6, 9 or 12-month Eurodollar Period.

      Borrower or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect.

      4. This Request for Borrowing is executed on June 6, 2002, by a Responsible Official of Borrower. The undersigned, in such capacity, hereby certifies, on behalf of Borrower, each and every matter contained herein to be true and correct.

                                             AMERICAN STATES WATER COMPANY,
                                             a California corporation


                                             By: /s/ McClellan Harris III
                                                --------------------------------
                                                McClellan Harris III
                                                Vice President - Finance,
                                                Treasurer and Corporate
                                                Secretary

                              REQUEST FOR BORROWING

      1. This REQUEST FOR BORROWING is executed and delivered by AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), to WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, pursuant to that certain Credit Agreement (as amended, modified or extended, the "Agreement") dated as of June 6, 2002, among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Arranger. Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Agreement.

      2. Borrower hereby requests a Borrowing pursuant to the Agreement as follows:

            (a)   AMOUNT OF REQUESTED BORROWING: $6,000,000

            (b)   DATE OF REQUESTED BORROWING: June 6, 2002

            (c) TYPE OF ADVANCES COMPRISING REQUESTED BORROWINGS (Check one box only):

                        |X|   ALTERNATE BASE RATE ADVANCES

                        |_| EURODOLLAR RATE ADVANCES FOR A EURODOLLAR PERIOD OF _______ MONTHS(1)


      3. In connection with the request, Borrower certifies that:

            (a) Now and as of the date of the requested Borrowing, except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, each representation and warranty made by Borrower in Article 4 of the Agreement (other than Sections 4.4, 4.6 (first sentence), 4.9 and 4.16) will be true and correct in all material respects, both immediately before and after giving effect to such Borrowing, as though such representations and warranties were made on and as of that date;

            (b) No circumstance or event has occurred that constitutes a Material Adverse Effect since the Closing Date; and

            (c) Other than matters described in Schedule 4.9 to the Agreement or not required as of the Closing Date to be described therein or disclosed by Borrower and approved in writing by the Requisite Lenders, there is no action, suit, proceeding or investigation pending or, to the best knowledge of Borrower (on behalf of Borrower and its Subsidiaries), threatened against or affecting Borrower or Subsidiary of

------
(1)   Specify whether 1, 2, 3, 6, 9 or 12-month Eurodollar Period.

      Borrower or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect.

      4. This Request for Borrowing is executed on June 6, 2002, by a Responsible Official of Borrower. The undersigned, in such capacity, hereby certifies, on behalf of Borrower, each and every matter contained herein to be true and correct.

                                             AMERICAN STATES WATER COMPANY,
                                             a California corporation


                                             By: /s/ McClellan Harris III
                                                --------------------------------
                                                McClellan Harris III
                                                Vice President - Finance,
                                                Treasurer and Corporate
                                                Secretary

                              REQUEST FOR BORROWING

      1. This REQUEST FOR BORROWING is executed and delivered by AMERICAN STATES WATER COMPANY, a California corporation ("Borrower"), to WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, pursuant to that certain Credit Agreement (as amended, modified or extended, the "Agreement") dated as of June 6, 2002, among Borrower, the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Arranger. Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Agreement.

      2. Borrower hereby requests a Borrowing pursuant to the Agreement as follows:

            (a)   AMOUNT OF REQUESTED BORROWING: $6,000,000

            (b)   DATE OF REQUESTED BORROWING: June 6, 2002

            (c) TYPE OF ADVANCES COMPRISING REQUESTED BORROWINGS (Check one box only):

                        |_|   ALTERNATE BASE RATE ADVANCES

                        |X|  *EURODOLLAR RATE ADVANCES FOR A EURODOLLAR PERIOD
                              OF one (1) MONTHS(1)
                             *Roll from Base Rate Advance

      3. In connection with the request, Borrower certifies that:

            (a) Now and as of the date of the requested Borrowing, except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, each representation and warranty made by Borrower in Article 4 of the Agreement (other than Sections 4.4; 4.6 (first sentence), 4.9 and 4.16) will be true and correct in all material respects, both immediately before and after giving effect to such Borrowing, as though such representations and warranties were made on and as of that date;

            (b) No circumstance or event has occurred that constitutes a Material Adverse Effect since the Closing Date; and

            (c) Other than matters described in Schedule 4.9 to the Agreement or not required as of the Closing Date to be described therein or disclosed by Borrower and approved in writing by the Requisite Lenders, there is no action, suit, proceeding or investigation pending or, to the best knowledge of Borrower (on behalf of Borrower and its Subsidiaries), threatened against or affecting Borrower or Subsidiary of

------
(1)   Specify whether 1, 2, 3, 6, 9 or 12-month Eurodollar Period.

      Borrower or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect.

      4. This Request for Borrowing is executed on June 6, 2002, by a Responsible Official of Borrower. The undersigned, in such capacity, hereby certifies, on behalf of Borrower, each and every matter contained herein to be true and correct.

                                             AMERICAN STATES WATER COMPANY,
                                             a California corporation


                                             By: /s/ McClellan Harris III
                                                --------------------------------
                                                McClellan Harris III
                                                Vice President - Finance,
                                                Treasurer and Corporate
                                                Secretary

                   CERTIFICATE OF THE CHIEF FINANCIAL OFFICER
                        OF AMERICAN STATES WATER COMPANY

                                  (Projections)

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

      The undersigned is the chief financial officer of American States Water Company, a California corporation ("Borrower"). Reference is made to the Credit Agreement dated as of June 6, 2002, entered into by and among Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as so defined.

      I, McClellan Harris III, being the chief financial officer of Borrower, hereby certify that:

                  (a) Attached hereto as Exhibit A is a true and correct copy of the Projections.

                  (b) The representation contained in Section 4.16 is, to the best of my knowledge, true and correct in all material respects.

Dated as of June 6, 2002


                               /s/ McClellan Harris
                               -----------------------------------------------
                               Name:  McClellan Harris III
                               Title: Vice President--Finance, Chief Financial
                                      Officer, Treasurer and Corporate Secretary

                                                                       EXHIBIT A

American States Water Company
Consolidated Balance Sheets

($ in thousands)                              2002        2003         2004          2005
                                           ---------    ---------    ---------    ---------
Assets

Utility Plant, at cost
Water                                      $ 703,510    $ 756,210    $ 811,410    $ 869,110
Electric                                      39,552       40,852       42,152       43,452
                                           ---------    ---------    ---------    ---------
                                             743,062      797,062      853,562      912,562
Less -- Accumulated depreciation            (208,941)    (228,614)    (249,720)    (272,323)
                                           ---------    ---------    ---------    ---------
                                             534,121      568,448      603,842      640,239
Construction work in progress `               40,200       40,700       41,300       41,800
                                           ---------    ---------    ---------    ---------
Net utility plant                            574,321      609,148      645,142      682,039
                                           ---------    ---------    ---------    ---------

Other Property and Investments                24,314       24,050       23,786       23,522

Current Assets
Cash and cash equivalents                      6,094        5,484        4,721        3,790
Accounts receivable-Customers                 13,600       13,800       14,000       14,200
Other account receivable                       5,250        2,250        2,750        2,750
Intercompany receivable                           --           --           --           --
Unbilled revenue                              11,700       11,600       11,750       11,650
Materials and supplies, at average cost        1,285        1,290        1,295        1,300
Supply cost balancing accounts                25,325       20,705       16,085       11,465
Prepayments                                    4,250        4,300        4,350        4,400
Accumulated deferred income taxes -- net         178        3,542        6,891       10,294
                                           ---------    ---------    ---------    ---------
Total current assets                       $  67,682    $  62,971    $  61,842    $  59,849
                                           ---------    ---------    ---------    ---------

Deferred Charges
Unamortized debt expense and redemption       19,779       19,138       18,370       17,595
Regulatory tax-related assets                 13,559       11,486        9,413        7,340
Other                                          8,243        8,501        8,459        8,417
                                           ---------    ---------    ---------    ---------
Total deferred charges                        41,581       39,125       36,242       33,352
                                           ---------    ---------    ---------    ---------
    Total Assets                           $ 707,898    $ 735,294    $ 767,014    $ 798,762
                                           =========    =========    =========    =========

American States Water Company
Consolidated Balance Sheets

($ in thousands)                                   2002       2003        2004       2005
                                                 ---------  ---------  ---------  ---------
Capitalization and Liabilities
Capitalization
Common shareholders' equity                      $ 209,755  $ 217,880  $ 251,688  $ 261,904
Preferred Shares                                     1,600      1,600      1,600      1,600
Preferred Shares -- mandatory redemption               240        200        160        120
Long-term debt                                     204,452    231,643    255,781    255,160
                                                 ---------  ---------  ---------  ---------
Total capitalization                               416,048    451,322    509,229    518,783
                                                 ---------  ---------  ---------  ---------

Current Liabilities
Notes payable to banks                              67,751     70,427     38,675     55,316
Long-term debt and Preferred Shares -- current      13,331        880        933        694
Accounts payable                                    15,100     13,600     14,100     14,600
Intercompany payable                                    --         --         --         --
Taxes payable                                        6,850      7,450      7,800      8,150
Accrued interest                                     1,860      2,140      2,686      2,951
Other                                               14,910     15,420     15,930     16,440
                                                 ---------  ---------  ---------  ---------
Total current liabilities                          119,802    109,917     80,124     98,152
                                                 ---------  ---------  ---------  ---------

Other Credits
Advances for construction                           70,370     70,570     72,370     73,930
Contributions in aid of construction                42,500     43,500     44,500     45,500
Accumulated deferred income taxes -- net            52,650     53,600     54,550     56,300
Unamortized investment tax credits                   3,000      2,900      2,800      2,700
Regulatory tax-related liability                     1,729      1,685      1,641      1,597
Other                                                1,800      1,800      1,800      1,800
                                                 ---------  ---------  ---------  ---------
Total other credits                                172,049    174,055    177,661    181,827
                                                 ---------  ---------  ---------  ---------
    Total Capitalization and Liabilities         $ 707,898  $ 735,294  $ 767,014  $ 798,762
                                                 =========  =========  =========  =========

American States Water Company
Consolidated Statements of Income

($ in thousands, except per share amounts)         2002         2003          2004          2005
                                                ---------     ---------     ---------     ---------

Operating Revenues                              $ 209,225     $ 220,247     $ 230,621     $ 240,605

Operating Expenses
  Supply Costs                                     67,157        72,680        75,231        77,621
  Other operating and administrative expenses      67,848        69,897        72,008        74,183
                                                ---------     ---------     ---------     ---------
    Total Operating Expenses                      135,005       142,577       147,239       151,805

EBITDA                                          $  74,221     $  77,670     $  83,382     $  88,800

Depreciation and Amortization                      18,570        19,937        21,370        22,868

EBIT                                            $  55,651     $  57,733     $  62,012     $  65,932

Interest Charges                                   17,512        18,687        19,921        21,194

Taxes on Income                                    17,051        17,463        18,829        20,017

                                                ---------     ---------     ---------     ---------
Net Income                                      $  21,088     $  21,583     $  23,262     $  24,722
                                                =========     =========     =========     =========

  Dividends on Preferred Shares                       (82)          (80)          (78)          (76)

Earnings Available For Common                   $  21,006     $  21,503     $  23,184     $  24,646

Weighted Average Number of Common Shares           10,107        10,135        10,492        10,849
Basic Earnings Per Common Share                 $    2.08     $    2.12     $    2.21     $    2.27
  Increased by                                        2.6%          2.1%          4.1%          2.8%

Diluted Number of Common Shares Outstanding        10,245        10,319        10,722        11,125
Diluted Earnings Per Common Share               $    2.05     $    2.08     $    2.16     $    2.22

Dividend per Common Share                       $   1.305     $   1.320     $   1.325     $    1.33
Payout Ratio                                           63%           62%           60%           59%

Weighted Rate Base                              $ 433,190     $ 473,236     $ 506,635     $ 539,791
Rate of Return                                        8.9%          8.5%          8.5%          8.5%

Return on Average Common Equity                      10.3%         10.1%          9.9%          9.6%

Amcrican States Water Company
Consolicated Statements of Cash Flows

($ in thousands)                                         2002        2003        2004        2005
                                                       ---------   ---------   ---------   ---------
Cash Flows From Operating Activities:
Net income                                             $  21,088   $  21,583   $  23,262   $  24,722
Adjustments for non-cash items:
Depreciation and amortization                             18,570      19,937      21,370      22,868
Deferred income taxes and investment tax credits         (13,915)       (102)        339       1,094
Other -- net                                                  --          --          --          --
Changes in assets and liabilities:
Customer receivables                                        (200)       (200)       (200)       (200)
Prepayments                                                  (50)        (50)        (50)        (50)
Supply cost balancing accounts                               300       4,620       4,620       4,620
Accounts payable                                            (500)     (1,500)        500         500
Taxes payable                                                350         600         350         350
Unbilled revenue                                            (100)        100        (150)        100
Accrued Interest                                              --         280         546         266
Other -- net                                                 505       3,505           5         505
                                                       ---------   ---------   ---------   ---------
Net cash provided                                      $  26,048   $  48,773   $  50,591   $  54,774
                                                       ---------   ---------   ---------   ---------

Cash Flows From Investing Activities:
  Construction expenditures                            $ (52,050)  $ (54,500)  $ (57,100)  $ (59,500)
  Acquisition                                                 --          --          --          --
                                                       ---------   ---------   ---------   ---------
    Net cash used                                      $ (52,050)  $ (54,500)  $ (57,100)  $ (59,500)
                                                       ---------     -------   ---------   ---------

Cash Flows from Financing Activities:
  Issuance of Securities                               $ (26,027)  $  28,030   $  50,031   $      32
  Receipt of advances for and contributions, net           1,440       1,200       2,800       2,560
  Retirement or repayments of long-term debt                (790)    (13,331)       (880)       (933)
  Net change in notes payable to banks                    52,293   $   2,676     (31,752)     16,641
  Common and preferred dividends paid                    (13,308)    (13,458)    (14,454)    (14,506)
                                                       ---------   ---------   ---------   ---------
    Net cash provided                                  $  13,608   $   5,117   $   5,746   $   3,795
                                                       ---------   ---------   ---------   ---------

Net Increase (Decrease) in Cash and Cash Equivalents   $ (12,394)  $    (610)  $    (763)  $    (931)
Cash and Cash Equivalents, Beginning of Year              18,488       6,094       5,484       4,721
                                                       ---------   ---------   ---------   ---------
Cash and Cash Equivalents, End-of Year                 $   6,094   $   5,484   $   4,721   $   3,790
                                                       =========   =========   =========   =========

American States Water Company
Consolidated Rate Base


($ in thousands)                  2002        2003         2004         2005
                               ---------    ---------    ---------    ---------
Utility Plant                  $ 574,321    $ 609,148    $ 645,142    $ 682,039
Acquisition adjustment         $   4,033    $   4,033    $   4,033    $   4,033
Material & Supplies            $   1,285    $   1,290    $   1,295    $   1,300
Contribution and Advances      $(112,870)   $(114,070)   $(116,870)   $(119,430)
Deferred Taxes                 $ (16,150)   $ (16,046)   $ (16,384)   $ (17,475)
Working Cash                   $   5,700    $   5,800    $   5,900    $   6,000
                               ---------    ---------    ---------    ---------
  Total Rate Base              $ 456,318    $ 490,154    $ 523,116    $ 556,466
                               =========    =========    =========    =========

($ in thousands)                                   2002       2003       2004      2005
                                                --------   --------   --------   --------
Common Shareholders' Equity:
  Common Shares, $2.50 stated value
    Outstanding 10,079,629 in 2000              $ 25,199   $ 25,199   $ 25,199   $ 25,199
Additional paid-in capital                       102,183    102,183    127,183    127,183
Earnings reinvested in the business               82,373     90,498     99,306    109,522
                                                --------   --------   --------   --------
                                                 209,755    217,880    251,688    261,904
                                                --------   --------   --------   --------

Preferred Shares: $25 par value
    Authorized 64,000 shares                         800        800        800        800
    Outstanding 32,000 shares, 4% Series             800        800        800        800
                                                --------   --------   --------   --------
    Outstanding 32,000 shares, 4 1/4% Series        1600       1600       1600       1600
                                                --------   --------   --------   --------

Redemption
  Requirements: $25 par value                        280        240        200        160
    5% Series                                        -40        -40        -40        -40
                                                --------   --------   --------   --------
within one year                                      240        200        160        120

Long-Term Debt
  5.82% notes due 2003                            12,500          0          0          0
  6.64% notes due 2013                             1,100      1,100      1,100      1,100
  6.80% notes due 2013                             2,000      2,000      2,000      2,000
  8.50% fixed rate obligation due 2013             1,524      1,416      1,298      1,170
  Variable rate obligation due 2014                6,000      6,000      6,000      6,000
  Variable rate obligation due 2018                  551        515        480        444
  6.87% notes due 2023                             5,000      5,000      5,000      5,000
  7.00% notes due 2023                            10,000     10,000     10,000     10,000
  7.55% notes due 2025                             8,000      8,000      8,000      8,000
  7.65% notes due 2025                            22,000     22,000     22,000     22,000
  5.50% notes due 2026                             7,950      7,950      7,950      7,950
  7.875% notes due 2030                           20,000     20,000     20,000     20,000
  6.81% notes due 2028                            15,000     15,000     15,000     15,000
  6.59% notes due 2029                            40,000     40,000     40,000     40,000
  9.56% notes due 2031                                 0          0          0          0
  8.00%                                           50,000     50,000     50,000     50,000
  8.00%                                                0          0          0          0
  8.00%                                                0     28,000     28,000     28,000
  8.00%                                                0          0     25,000     25,000
  8.00%                                                0          0          0          0
  4% to 4.85% serial bonds due 2007                1,035        800        555        295
  5.20% term bonds due 2011                        1,000      1,000      1,000      1,000
  5.40% term bonds due 2022                        4,610      4,610      4,610      4,610
  4.65% term bonds due 2006                          215        215        215        215
  5.30% term bonds due 2022                        1,015      1,015      1,015      1,015
  3.34% repayment contract due 2006                1,014        723        408         70
  State Water Project due 2035                     6,780      6,689      6,594      6,495
  Other                                              450        450        450        450
                                                --------   --------   --------   --------
                                                 217,743    232,483    256,674    255,814
  Less: Current maturities                       -13,291       -840       -893       -654
                                                --------   --------   --------   --------
                                                 204,452    231,643    255,781    255,160
                                                --------   --------   --------   --------
  Total Capitalization                           416,048    451,322    509,229    518,783
                                                ========    ========  ========   ========

($ in thousand)                                   2002       2003        2004        2005
                                               ---------   ---------   ---------   ---------
Interest LT
  5.82% notes due 2003                               728         364          --          --
  6.64% notes due 2013                                73          73          73          73
  6.80% notes due 20l3                               136         136         136         136
  8.50% fixed rate obligation due 2013               130         120         110          99
  Variable rate obligation due 20l4                  210         210         210         210
  Variable rate obligation due 2018                   42          40          37          31
  6.87% notes due 2023                               344         344         344         344
  7.00% notes due 2023                               700         700         700         700
  7.55% notes due 2025                               604         604         604         604
  7.65% notes due 2025                             1,683       1,683       1,683       1,683
  5.50% notes due 2026                               437         437         437         437
  7.875% notes due 2030                            1,575       1,575       1,575       1,575
  6.81% notes due 2028                             1,022       1,022       1,022       1,022
  6.59% notes due 2029                             2,636       2,636       2,636       2,636
  9.56% notes due 2031                               915          --          --          --
                                                   3,615       3,615       3,615       3,615
                                                      --          --          --          --
                                                      --       1,120       2,240       2,240
                                                      --          --       1,063       2,125
                                                      --          --          --          --
  4% to 4.85% serial bonds due 2007                   46          36          26          14
  5.20% term bonds due 2011                           52          52          52          52
  5.40% term bonds due 2022                          249         249         249         249
  4.65% term bonds due 2006                           10          10          10          10
  5.30% term bonds due 2022                           54          54          54          54
  3.34% repayment contract due 2006                   34          24          14           2
  State Water Project due 2035                       289         286         282         277
  Other                                              187          32          32          32
                                                     698         767         776         776
                                               ---------   ---------   ---------   ---------
                                               16,466.69   16,187.39   17,976.65   18,995.24
                                               ---------   ---------   ---------   ---------

                         AMERICAN STATES WATER COMPANY
                              OFFICERS CERTIFICATE

To: Wells Fargo Bank, National Association, as Administrative Agent

      This Certificate is delivered with reference to the Credit Agreement (the "Credit Agreement") dated as of June 6, 2002 among American States Water Company, a California corporation ("Borrower"), the Lenders thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreements.

      I, McClellan Harris III, hereby certify that I am the Vice President - Finance, Treasurer and Corporate Secretary of the Borrower and as follows:

            (a) Floyd S. Wicks is the President and Chief Executive Officer of the Borrower and together with McClellan Harris III, is authorized to execute and deliver the Credit Agreement on behalf of the Borrower; the signature of Floyd E. Wicks appearing on the signature page of the Credit Agreement delivered to the Administrative Agent and the Lenders on the date hereof is his genuine signature;

            (b) Floyd E. Wicks and each of the following named persons is authorized, in the name and on behalf of the Borrower to execute and deliver each other Loan Document to which the Borrower is a party and request the making of Advances and the issuance of Letters of Credit under the Credit Agreements, and the signatures of such persons set forth below are their genuine signatures;

Name                       Title/Office                                    Signature
----                       ------------                                    ---------
McClellan Harris III       CFO, V.P. Finance, Treasurer & Secretary        /s/ McClellan Harris III
                                                                           ------------------------
Joel A. Dickson            V.P. Administration                             /s/ Joel A. Dickson
                                                                           ------------------------
Donald K. Saddoris         V.P. Chief of Operations                        /s/ Donald K. Saddoris
                                                                           ------------------------

            (c) The execution, delivery and performance of the Credit Agreement and each Loan Document to which the Borrower is a party was duly authorized by resolutions duly adopted by the Board of Directors of the Borrower (the "Resolutions"), a true, current and complete copy of which is attached hereto as Exhibit A and incorporated herein by this reference; the Resolutions are still in full force and effect.

            (d) Attached hereto as Exhibit B and incorporated herein by this reference is a true, correct and complete copy of the articles of incorporation of Borrower.

            (e) Attached hereto as Exhibit C and incorporated herein by this reference is a true, correct and complete copy of the corporate bylaws of Borrower.

            (f) Attached hereto as Exhibit D and incorporated herein by this reference is a corporate and tax good standing certificate with respect to the Borrower from the Secretary of State of California.

            (g) Each of the representations and warranties made by the Borrower in Article 4 of the Credit Agreement is true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

            (h) As of the date hereof, (i) the Borrower is in compliance with the terms and provisions of the Loan Documents to which it is a party and
      (ii) giving effect to the initial Advances or initial Letter of Credit (as applicable), no Default or Event of Default under the Credit Agreement has occurred or is continuing.

      IN WITNESS WHEREOF, I have executed this Certificate on behalf of American States Water Company as of June 6, 2002.

                                          AMERICAN STATES WATER COMPANY


                                          By: /s/ McClellan Harris
                                              ---------------------------------
                                              McClellan Harris III
                                              Vice President - Finance,
                                              Treasurer and Corporate Secretary

                                                                       EXHIBIT A

                            UNANIMOUS WRITTEN CONSENT
                                       OF
                             CERTAIN MEMBERS OF THE
                           AUDIT AND FINANCE COMMITFEE
                                       OF
                          AMERICAN STATES WATER COMPANY

WHEREAS, the undersigned are members of the Audit and Finance Committee (the "Committee") of the Board of Directors of American States Water Company (the "Company").

WHEREAS, the Committee has recommended approval of management's plan for obtaining an a revolving credit facility in an amount not to exceed $75,000,000.

WHEREAS, the Board of Directors has determined that it is advisable and in the best interests of the Company and its shareholders for the Company to enter into an unsecured revolving credit facility of no more than three years' duration, in an amount not to exceed $75,000,000, with one or more commercial banks or other commercial lenders to be used for general corporate purposes, subject to the approval of at least two members of the Committee.

WHEREAS, each of the undersigned has reviewed a draft of the proposed 3-year, unsecured, $75,000,000 credit facility (the "Credit Agreement") proposed by the Company's management.

NOW, THEREFORE, BE IT RESOLVED, that the execution and delivery of the Credit Agreement, in the form presented to this Committee, by Floyd E. Wicks, the President and Chief Executive Officer of the Company, and McClellan Harris, III, the Vice President-Finance, Chief Financial Officer, Treasurer and Secretary of the Company, are hereby approved, with such changes in the Credit Agreement as may be approved by such officers, such approval to be evidenced by the execution and delivery of the Credit Agreement.

RESOLVED FURTHER, that, as provided in the resolutions adopted by the Board of Directors, each of the officers of the Company is authorized to make all such arrangements, execute such other documents required to be executed in connection with the Credit Agreement (including promissory notes), and to do and perform all such acts and things such officer deems necessary or appropriate in order to consummate the execution and delivery of the Credit Agreement by such officers.

IN WITNESS WHEREOF, each of the undersigned has set his hand on this 22 day of March, 2002.


                                              Name: /s/ Robert F. Kathol
                                                    ----------------------------


                                              Name:
                                                    ----------------------------

                            UNANIMOUS WRITTEN CONSENT
                                       OF
                             CERTAIN MEMBERS OF THE
                           AUDIT AND FINANCE COMMITTEE
                                       OF
                          AMERICAN STATES WATER COMPANY

WHEREAS, the undersigned are members of the Audit and Finance Committee (the "Committee") of the Board of Directors of American States Water Company (the "Company").

WHEREAS, the Committee has recommended approval of management's plan for obtaining an a revolving credit facility in an amount not to exceed $75,000,000.

WHEREAS, the Board of Directors has determined that it is advisable and in the best interests of the Company and its shareholders for the Company to enter into an unsecured revolving credit facility of no more than three years' duration, in an amount not to exceed $75,000,000, with one or more commercial banks or other commercial lenders to be used for general corporate purposes, subject to the approval of at least two members of the Committee.

WHEREAS, each of the undersigned has reviewed a draft of the proposed 3-year, unsecured, $75,000,000 credit facility (the "Credit Agreement") proposed by the Company's management.

NOW, THEREFORE, BE IT RESOLVED, that the execution and delivery of the Credit Agreement, in the form presented to this Committee, by Floyd E. Wicks, the President and Chief Executive Officer of the Company, and McClellan Harris, III, the Vice President-Finance, Chief Financial Officer, Treasurer and Secretary of the Company, are hereby approved, with such changes in the Credit Agreement as may be approved by such officers, such approval to be evidenced by the execution and delivery of the Credit Agreement.

RESOLVED FURTHER, that, as provided in the resolutions adopted by the Board of Directors, each of the officers of the Company is authorized to make all such arrangements, execute such other documents required to be executed in connection with the Credit Agreement (including promissory notes), and to do and perform all such acts and things such officer deems necessary or appropriate in order to consummate the execution and delivery of the Credit Agreement by such officers.

IN WITNESS WHEREOF, each of the undersigned has set his hand on this 22 day of March, 2002.


                                              Name:
                                                    ----------------------------


                                              Name: /s/ N.P. Dodge Jr.
                                                    ----------------------------

                                   RESOLUTION

RESOLVED, the Committee has reviewed the general terms, costs and conditions of the Corporation's intent to establish a $75,000,000 syndicated revolving credit facility to be used for general corporate purposes and hereby recommends approval to the Board of Directors.

                                   RESOLUTION

WHEREAS, the Audit and Finance Committee of this Board of Directors (this "Board") has reviewed management's $75,000,000 proposed credit facility.

WHEREAS, the Audit and Finance Committee of this Board has recommended approval of management's plan for obtaining the credit facility.

WHEREAS, this Board has determined that it is advisable and in the best interests of the Corporation and its shareholders to obtain funds from a revolving credit facility with one or more commercial banks or other commercial lenders to be used for general corporate purposes.

NOW, THEREFORE, BE IT RESOLVED, that within the limitations specified in these Resolutions and with the approval of at least 2 members of the Audit and Finance Committee of the Corporation, Floyd E. Wicks, the President and Chief Executive Officer of the Corporation, and McClellan Harris, III, the Vice President-Finance, Chief Financial Officer, Treasurer and Secretary of the Corporation, be and hereby are authorized, in the name and on behalf of the Corporation, to negotiate, execute and deliver a credit agreement with one or more commercial banks or other commercial lenders (the "Credit Agreement");

BE IT RESOLVED FURTHER, that the Credit Agreement shall provide for a revolving credit facility in an amount not to exceed $75,000,000;

BE IT RESOLVED FURTHER, that the term of the Credit Agreement shall not exceed 3 years;

BE IT RESOLVED FURTHER, that all loans made under the Credit Agreement shall be unsecured;

BE IT RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized in the name and on behalf of the Corporation, to make all such arrangements, to do and perform all such acts and things, and to execute and deliver all such officer's certificates and other instruments and documents as any such officer deems necessary or appropriate in order fully to effectuate the purposes of these Resolutions; and

BE IT RESOLVED FURTHER, that all acts previously taken by each of the officers of the Corporation in order to effectuate the purposes of these Resolutions are hereby confirmed and ratified.

                                                                       EXHIBIT B

                           [STATE OF CALIFORNIA LOGO]

                                                [SEAL OF THE SECRETARY OF STATE]

                               SECRETARY OF STATE

      I, BILL JONES, Secretary of State of the State of California, hereby certify:

That the attached transcript of 37 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.


                                   IN WITNESS WHEREOF, I execute this
                                         certificate and affix the Great Seal of
                                         the State of California this day of
                                                    MAY 30 2002
                                   ---------------------------------------------

                                                 /s/ Bill Jones

                                                Secretary of State

[SEAL OF THE STATE OF CALIFORNIA]

                                                        2070444

                                                         FILED             [BQM]
                                         in the office of the Secretary of State
                                               of the State of California

                                                       FEB 25 1998

                                              /s/ Bill Jones
                                              ------------------------------
                                              BILL JONES, Secretary of State

                           ARTICLES OF INCORPORATION
                                       OF
                         AMERICAN STATES WATER COMPANY

                                   ARTICLE I

            The name of this Corporation is American States Water Company.

                                   ARTICLE II

            The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                  ARTICLE III

            The name and address of this Corporation's initial agent for service of process is McClellan Harris III, 630 East Foothill Boulevard, San Dimas, California 91773.

                                   ARTICLE IV

            The Corporation is authorized to issue three classes of stock to be designated, respectively, "New Preferred Shares", "Preferred Shares", and "Common Shares". The total number of shares which this Corporation is authorized to issue is 30,233,200; 150,000 shares are to be New Preferred Shares with no par value and a stated value of $100 per shares and an aggregate stated value of $15,000,000; 83,200 shares are to be Preferred Shares with a par value of $25 per share and an aggregate par value of $2,080,000; and 30,000,000 shares are to be Common Shares, no par value with a stated value of $2.50 per share and an aggregate stated value of $75,000,000.

            A statement of the preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and/or upon the holders thereof is as follows:

            (1) Subject to the provisions of this Article IV, New Preferred Shares of any particular series shall be entitled to such voting rights, if any, as may be specified for shares of such series in the certificate of determination of preferences of such series filed as provided below; all Preferred Shares shall be entitled to voting rights on the basis of one vote per share; and all Common Shares shall be entitled to voting rights on the basis of one-tenth of one vote per share.

            (2) New Preferred Shares may be issued from time to time in one or more series. Each such series shall be so designated as to distinguish it from other series of New Preferred Shares and from series of Preferred Shares. Such designation may include an appropriate reference to the dividend rate and/or any other characteristics of such series. The Board of Director is hereby authorized, within the limits of, but to the extent authorized by applicable law and within the limitations and restrictions, if any, stated in this Article IV, to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights, right and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences, or any of them, of any wholly unissued series of New Preferred Shares, and to fix the number of shares constituting any such unissued series, by a resolution or resolutions adopted by the Board of Directors in exercise of the authority hereby granted.

            (3) The Preferred Shares may be issued from time to time in any number of series. One such series shall (i) be and hereby is designated the "4 1/4% Series", (ii) consist of 32,000 shares, (iii) be entitled to dividends as provided in Paragraph (4) hereof at the rate of 4 1/4% per annum of the par value thereof, and (iv) be redeemable in the manner and otherwise upon the conditions provided in Paragraph (6) hereof by payment of a redemption price equal to the par value thereof and unpaid dividends accrued thereon to and including the date fixed for such redemption and a premium of $1.50 per share. Another such series of Preferred Shares shall
      (i) be and hereby is designated as the "4% Series", (ii) consist of 32,000 shares, (iii) be entitled to dividends as provided in Paragraph (4) hereof at the rate of 4% per annum of the par value thereof, and (iv) be redeemable in the manner and otherwise upon the conditions provided in Paragraph (6) hereof by payment of a redemption price equal to the par value thereof and unpaid dividends accrued thereon to and including the date fixed for such redemption and a premium of $2 per share. Except as to the foregoing particulars no distinction shall exist between any of the Preferred Shares or any series thereof, and all Preferred Shares, regardless of series, shall be of equal rank and priority.

            (4) The holders of the outstanding shares of the several and respective series of Preferred Shares shall be entitled to receive, out of any funds legally available therefor, dividends at the respective rates for the shares of said series, payable in cash quarterly on the first days of March, June, September and December in each year when and as declared by the Board of Directors of this Corporation. Such dividends shall accrue on each such share from the date of its original issuance and shall accrue from day to day whether or not earned or declared. Such dividends shall be cumulative so that if such dividends in respect of any quarterly dividend period at the respective rates fixed therefor shall not have been paid on, or declared and set apart for, all Preferred Shares of each series at the time outstanding, the deficiency shall be fully paid on or declared or set apart for such shares before any dividend or other distribution shall be paid upon or declared or set apart for the Common Shares. No such dividend shall be declared or paid upon or set apart for any outstanding shares of any one of said series unless at the same time such dividends on all outstanding Preferred Shares of all of said series shall be declared and paid in full or set apart for such payment.

            (5) In the event of the liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, the holders of the shares of the several and respective series of Preferred Shares shall be entitled to receive out of the assets of this Corporation, whether such assets are capital or surplus of any nature, an amount equal to the par value thereof plus all unpaid dividends accrued thereon to the date that such amount is made available for distribution to the holders thereof, and no more, or ratably from available assets if such assets are insufficient to permit payment to said holders of their full preferential amount aforesaid. Such amount shall be paid upon said shares, or shall be set apart for such payment, before any distribution is made or set apart for any Common Shares in any such liquidation, dissolution or winding up. A consolidation or merger of this Corporation with or into any other corporation or corporations shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this Paragraph (5).

            (6) This Corporation, at the option of its Board of Directors, may at any time or from time to time redeem the whole or any part of the outstanding shares of any one or more series of the Preferred Shares by paying in cash therefore the amount payable upon the redemption thereof (such amount being hereinafter referred to as the "redemption price"). In case of the redemption of a part only of the outstanding shares of any series of Preferred Shares, this Corporation shall designate by lot, in such manner as the Board of Directors may determine, the shares to be redeemed. At least thirty (30) days' previous notice by mail, postage prepaid, shall be given to the holders of record of the shares to be redeemed, such notice to be addressed to each such shareholder at his post office address as shown by the records of this Corporation at the opening of business on the day of mailing such notice. If on or before the date fixed for redemption and specified in such notice funds necessary for such redemption shall have been set aside at the place designated in said notice so as to be and continue available therefor, then notwithstanding that the certificates evidencing any shares called for such redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall cease to accrue after the said date fixed for redemption and all rights with respect to such shares shall forthwith after said date cease and determine except only the right of the holders thereof to receive payment of the redemption price, without interest, upon surrender of their certificates representing the redeemed shares. In case less than all the shares represented by any such surrendered certificate shall have been redeemed, a new certificate shall be issued for the unredeemed shares. Subject to the provisions hereof, the Board of Directors shall have authority to prescribe from time to time the manner in which the Preferred Shares shall be redeemed.

            (7) If at any time four (4) quarterly dividends (whether or not consecutive) which have accrued on the outstanding Preferred Shares pursuant to Paragraph (4) hereof shall be in arrears, then at the annual meeting of shareholders next following the fourth such quarterly dividend default, or, if such next annual meeting is not to be held within sixty
      (60) days following such default, at a special meeting of shareholders called for the purpose on the written request of the holders of not less than ten percent (10%) of the then outstanding Preferred Shares, the holders of said outstanding Preferred Shares shall be entitled, voting separately as a class (regardless of series), to elect the smallest number of directors of this Corporation which shall constitute a majority of the authorized number of such directors and the holders of the New Preferred Shares and the holders of the Common Shares, in accordance with their respective voting rights, shall be entitled to elect the remaining number of such authorized directors; which voting rights by said respective classes of shares shall continue until, but only until, all dividends which shall have accrued for any period under said Paragraph (4) upon the outstanding Preferred Shares shall have been paid or set apart for payment. At all meetings of shareholders held for the purpose of electing directors during such time as the holders of the Preferred Shares have the right, voting separately as a class, to elect directors pursuant to this Paragraph (7), the presence in person or by proxy of the holders of a majority of the outstanding Preferred Shares (regardless of series), shall be required to constitute a quorum of such class for the election of directors, and the presence in person or by proxy of the holders of a majority of the other outstanding shares entitled to vote at such meeting, as a separate class or classes in accordance with their respective voting rights, shall be required to constitute a quorum of such class for the election of directors; provided, however, that the absence of a quorum of the holders of outstanding shares of either such class or classes shall not prevent the election at any such meeting, or adjournment thereof, of directors by the other such class or classes if the necessary quorum of such other class or classes is present in person or by proxy at such meeting or adjournment; and provided further that in the event that at such meeting or adjournment such a quorum of the holders of classes other than the Preferred Shares is present and such quorum of the holders of the Preferred Shares is not present, then an election of the directors elected at such meeting or adjournment by the holders of classes other than the Preferred Shares shall not be effective and any directors so elected by such holders of classes other than the Preferred Shares shall not assume office until the holders of the Preferred Shares, with such a quorum present, shall elect the directors they are entitled to elect. In the event of an election of directors by holders of Preferred Shares pursuant to this Paragraph (7), the term of office as directors of all persons who are directors of this Corporation at the time of the accrual under this Paragraph (7) of the right of the holders of the Preferred Shares to elect directors shall terminate when the holders of the outstanding Preferred Shares shall have so elected directors. In case any vacancy shall occur among the directors elected as aforesaid by the holders of the Preferred Shares, or among the directors elected as aforesaid by the holders of classes other than the Preferred Shares, during any period for which a majority of the directors shall have been so elected by the holders of the Preferred Shares, such vacancy shall be filled by the vote of a majority of the remaining directors who were so elected by the holders of the Preferred Shares or by the holders of classes other than the Preferred Shares, as the case may be.

            (8) Without the approval of the holders of at least two-thirds of the outstanding Preferred Shares, given in person or by proxy, either by written consent or by vote as provided by law, this Corporation shall not

            (i) alter or amend the preferences, voting powers or other special rights or the qualifications, limitations and restrictions imposed in favor of any of the Preferred Shares so as adversely to affect any of the Preferred Shares then outstanding; or

            (ii) authorize or issue any shares of any class, or any securities convertible into shares of any class, ranking prior to the Preferred Shares as to dividends or assets; or

            (iii) reclassify any shares of any class ranking junior to or on a parity with the Preferred Shares into shares of any other class ranking prior to the Preferred Shares; or

            (iv) issue any shares of any class ranking on a parity with the Preferred Shares, unless in either case (a) the aggregate of the par or stated value of the Common Shares to be outstanding immediately after such issue, plus the surplus of this Corporation, all determined in accordance with accepted accounting practice, shall be at least equal to the par or stated value of all shares which rank prior to the Common Shares and which are to be outstanding immediately after such issue; (b) the net earnings of this Corporation, computed in accordance with accepted accounting practice (but after provision for all taxes based upon or measured by income, and after annual interest charges adjusted by provision for amortization of bond discount and expense or of premium on indebtedness, and also after deduction of depreciation as reported in the accounts of this Corporation as filed with the Public Utilities Commission of the State of California or other public authority of said State having jurisdiction to establish or approve the system of accounts of this Corporation), for a period of 12 consecutive calendar months out of the 15 calendar months immediately preceding the date of such issue shall have been at least equal to twice the aggregate of the annual dividend requirements on all shares of this Corporation which rank prior to the Common Shares and which are to be outstanding immediately after such issue, and
                  (c) the net earnings of this Corporation, computed as above (but before interest charges as aforesaid and after deduction for depreciation and provision for all taxes as provided above), for said 12 months period, shall have been at least equal to one and one-half times the aggregate of all such interest charges and the annual dividend requirements on all shares of this Corporation which rank prior to the Common Shares and which are to be outstanding immediately after such issue.

            (9) Without the approval of the holders of a majority of the outstanding Preferred Shares, given in person or by proxy, by written consent or by vote as provided by law, this Corporation shall not (i) issue, assume, or guarantee any unsecured notes or obligations unless immediately thereafter the total principal amount of the unsecured indebtedness of this Corporation shall be less than 10% of the aggregate of the total principal amount of outstanding bonds or other securities representing secured indebtedness issued, assumed or guaranteed by this Corporation, plus its stated capital and surplus; provided, however, that the foregoing provisions of this Paragraph (9) shall not apply to any such notes or obligations which (a) represent liabilities incurred in the ordinary course of business or for construction or acquisition of capital assets or represent tax liability or liability incurred or accrued on account of customers' deposits, or (b) are issued to extend, renew, redeem or refund outstanding indebtedness of this Corporation in principal amount not less than the principal amount of such notes or obligations, or are issued to redeem or refund then outstanding Preferred Shares which have an aggregate par or stated value at least equal to the aggregate principal amount of such notes or obligations, (ii) sell, convey, lease or otherwise dispose of all or substantially all of its assets, property or business, or consolidate or merge with or into any other corporation.

            (10) The approval of the holders of outstanding Preferred Shares which in any case may be required by the foregoing Paragraphs (8) and (9) for the taking of any action referred to in any of said paragraphs shall be in addition to any such approval of shareholders of this Corporation as may at the time be required by the laws of the State of California with respect to such action and no such action shall be taken without compliance with such laws of said State as are in effect at the time of taking of any such action.

            (11) For the purposes of Paragraphs (8)(iv) and (9)(i) hereof, the certificate or opinion of any independent certified or public accountant of recognized standing (who may be the accountant regularly retained by this Corporation), selected in good faith by the Board of Directors, shall be conclusive with respect to all questions of fact therein required to be determined.

            (12) Subject to the dividend preferences provided for herein for all shares of each other class at the time outstanding and to the restrictions set forth above and in this Paragraph (12), the Common Shares shall be entitled to receive dividends when and as declared by the Board of Directors out of any funds of this Corporation legally available therefor. After payment of the full preferential amounts hereinabove provided for all shares of each other class outstanding at the time of any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, all then remaining assets of this Corporation available for distribution to its shareholders shall be distributed ratably upon the Common Shares. No dividend shall be declared on the Common Shares which, after giving effect to such declaration, would reduce the Common Stock Equity of this Corporation as of the end of the calendar month last preceding that in which such dividend was declared to an amount less than 25% of the Total Capitalization of this Corporation as of the end of said last preceding month, except that any such dividend may be declared (a) which would reduce such Common Stock Equity to less than 25% but not less than 20% of such Total Capitalization if the amount of such dividend plus all dividends on the Common Shares declared during the 12 months period terminating at the end of such last preceding calendar month shall not exceed 75% of the net income of this Corporation applicable to its Common Shares for such period, or (b) which would reduce such Common Stock Equity to less than 20% of such Total Capitalization if the amount of such dividend plus all dividends on the Common Shares declared during said 12 months period shall not exceed 50% of the net income of this Corporation applicable to its Common Shares for such period; provided, however, that the foregoing restrictions of this sentence shall not apply to, nor in any way restrict, (a) the payment of any dividend on the Common Shares which is payable in shares of stock of this Corporation, or (b) any reclassification, subdivision, split-up or combination of the Common Shares, or (c) any transfer between the capital and surplus accounts of this Corporation in connection with any such reclassification, subdivisions, split-up or combination or payment of dividend in shares of stock of this Corporation. Common Stock Equity as herein used shall mean the aggregate of (i) par value or stated capital of all outstanding Common Shares, and (ii) the surplus including capital surplus, paid-in surplus and earned surplus as shown by the books of this Corporation after giving effect to the declaration of the proposed dividend, and (iii) premium on Common Shares, less the remaining balance of the amount of organization expenses, as shown on said books. Total Capitalization as herein used shall mean the aggregate of (i) Common Stock Equity, (ii) premium on and the par value or stated capital of all outstanding shares of this

Corporation of any and all classes having preferences over the Common Shares as to dividends or assets, and (iii) the principal amount of all outstanding debt maturing more than 12 months after the close of said 12 months period, all as shown by the books of this Corporation; less the remaining balance of organization expenses, as shown on said books. Net Income as herein used shall be determined in accordance with accepted accounting practice (but after provision for all taxes based upon or measured by income, and after annual interest charges adjusted by provision for amortization of bond discount and expense or of premium on indebtedness, and also after deduction of depreciation for said 12 months period as reported in the accounts of this Corporation as filed with the Public Utilities Commission of the State of California or other public authority of said state having jurisdiction to establish or approve the system of accounts of this Corporation). Net Income applicable to Common Shares as herein used shall mean net income after deduction therefrom of all dividends payable for the period involved on all outstanding shares of any and all classes of this Corporation having preference over the Common Shares as to dividends or assets.

     (13) No Preferred Shares of this Corporation which have been reacquired in any manner by this Corporation after the original issue thereof shall ever again be reissued and all such shares so reacquired shall upon such reacquisition cease to be a part of the authorized shares of this Corporation.

     (14) Unless such action has been approved by the affirmative vote of at least a majority of the Continuing Directors (as defined below), without the approval of Common Shares and, unless otherwise provided in the certificate of determination for any series of New Preferred Shares, the New Preferred Shares representing in the aggregate at least 66 2/3% of the combined voting power of this Corporation's outstanding Common Shares and the New Preferred Shares, voting together as a single class, this Corporation shall not

            (i) subject to subparagraph (iii) below, sell, convey, lease or otherwise dispose of all or substantially all of its assets, property or business;

            (ii) approve the sale, conveyance, lease or other disposition by any subsidiary of this Corporation of all or substantially all of such subsidiary's assets, property or business;

            (iii) sell, transfer, convey or otherwise dispose of more than a majority of the outstanding capital stock of any subsidiary of the Corporation, if such subsidiary holds assets accounting for 50% or more of the Corporation's consolidated assets, other than to an entity the majority of the voting power of the capital stock or other equity interest of which is owned and controlled by this Corporation;

            (iv) consolidate or merge with or into any other corporation or other business entity, except if, immediately after such consolidation or merger, the shareholders of this Corporation immediately prior to such consolidation or merger will own more than 60% of the voting power of the outstanding capital stock or other equity interest of or in the surviving entity; or

            (v) approve the consolidation or merger of any subsidiary of this Corporation, if such subsidiary holds assets accounting for 50% or more of the Corporation's consolidated assets, with or into any other corporation or other business entity.

      For purposes of this paragraph (4) of Article IV, the term "Continuing Directors" shall mean any member of the Board of Directors of the Corporation (while such person is a member of the Board) who (i) is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and (ii) either (A) was a member of the Board of Directors prior to the time any person became an Acquiring Person, or (B) became a member of the Board of Directors subsequent to the time any person became an Acquiring Person, if such person's nomination for election, or re-election, to the Board was recommended, or approved, by a majority of the Continuing Directors then in office. For purposes of the foregoing definition, (i) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect as of the date hereof; (ii) "Acquiring Person" shall mean any person or entity which, alone or together with all Affiliates and Associates of such person or entity, shall be the beneficial owner of 20% or more of the

Corporation's voting stock, but shall not include (1) an Exempt Person or (2) any person or entity who or which acquires 20% or more of the Corporation's voting stock in connection with a transaction or series of transactions approved prior to such transaction or transactions by the Board of Directors of the Corporation; provided that no person or entity shall become an Acquiring Person solely as a result of a reduction in the number of shares of the Corporation's voting stock outstanding, unless and until such person or entity shall thereafter become the beneficial owner of additional shares constituting 1% or more of the general voting power of the Corporation. "Exempt Person" shall mean the Corporation, any majority-owned subsidiary of the Corporation, and any employee benefit plan or employee stock plan of the Corporation, or any trust or other entity organized, established or holding Common Shares by, for or pursuant to, the terms of any such plan.

     (15) Another series of Preferred Shares shall have the following terms and provisions:

            (i) Designation. The designation of said series shall be "Preferred Shares, 5% Series."

            (ii) Number of Shares. The authorized number of shares constituting said Preferred Shares. 5% Series, shall be 19,200 shares.

            (iii) Dividend Rate. The dividend rate of said Preferred Shares, 5% Series, shall be. pet share. 5% per annum of the share par value.

            (iv) Optional Redemption. The redemption prices of the shares of said series, when redeemed by this Corporation at the option of its Board of Directors, shall be an amount per share equal to the par value thereof and unpaid dividends accrued thereon to and including the date fixed for redemption, plus a premium of 5.25 per share.

            (v) Sinking Fund for Mandatory Purchases or Redemptions.

                  (a) So long as any of the Preferred Shares, 5% Series, shall be outstanding. this Corporation. as a sinking fund for the purchase or redemption thereof (hereinafter called the "Sinking Fund"), shall set aside in cash out or any moneys legally available therefor. after full payment or provision jar payment of dividends on all outstanding Preferred Shares of all series and all other shares of this Corporation ranking prior to or on a parity with the Preferred Shares for all prior periods through the end of the last preceding quarterly dividend period for such Preferred Shares and such other shares, on September 5 of each year (hereinafter called the "Sinking Fund payment date"), a sum equal to two percent (2%) of the aggregate par value of the total number of Preferred Shares, 5% Series, theretofore issued. If on any Sinking Fund payment date the Funds of this Corporation legally available therefor shall be insufficient to discharge in full the Sinking Fund requirement then accrued, funds to the extent legally available for such purpose shall be set aside for the Sinking Fund, Such Sinking Fund requirements shall be cumulative so that if for any year or years such requirements shall not be fully discharged as they accrue, funds legally available therefor. after such payment or provision for dividends, for each fiscal year thereafter shall be applied thereto until such requirements are fully discharged.

                  (b) This Corporation at its option shall be entitled to use as a credit against its Sinking Fund requirement for any year. in an amount equal to the par value thereof. Preferred Shares. 5% Series. which this Corporation shall have theretofore acquired by purchase or redemption. otherwise than through the operation of the Sinking Fund. and for which credit shall not therefore have been taken against any Sinking Fund requirement.

                  (c) On or before the 60th day next following each Sinking
            Fund payment date, the cash in the Sinking Fund shall be used to acquire Preferred Shares. 591 Series, by purchase, at a price or prices not exceeding the par value thereof, or by redemption at the par value thereof in the manner provided in Paragraph 6 of Article IV to the Articles of Incorporation of this Corporation, in each case plus an additional amount equal to accrued dividends thereon to the date of such purchase or redemption, which additional amount shall be paid from general fund. If this Corporation legally available therefor and not from the Sinking Fund, or by both such purchase and such redemption. Upon retirement of all Preferred Shares, 5% Series.

            any cash remaining in the Sinking Fund in excess of that required to complete payment for any shares purchased or agreed to be purchased, or to redeem shares called for redemption through the operation of the Sinking Fund, shall become a part of the general funds of this Corporation.

                                    ARTICLE V

            The liability of the directors of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

            This Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by
Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code.

                                   ARTICLE VI

            Notwithstanding any contrary provision of these Articles of Incorporation, any amendment or repeal of paragraph (14) of Article IV. this
Article VI or any amendment to these Articles of Incorporation providing for a classified board shall require the affirmative vote of shares representing not less than 66 2/3% of the combined voting power of the outstanding Common Shares. Preferred Shares and, unless otherwise provided in the certificate of determination, the New Preferred Shares, voting together as a single class.

            Notwithstanding any contrary provision of these Articles of Incorporation, and except as otherwise expressly provided in the California Corporations Code, none of the following provisions of the Bylaws of the Company may be amended or repealed, except by a majority of the Board or by the shareholders upon the affirmative vote of shares representing at least 66 2/3% of the combined voting power of the outstanding Common Shares. Preferred Shares and, unless otherwise provided in the certificate of determination for any series of New Preferred Shares, the New Preferred Shares, voting together as a single class (a) Section 2 of Article II, in Section 15 of Article II, and (c)
Section 2 of Article III.

                                        /s/ Brian Thomas Daly
                                        ------------------------------------
                                        Brian Thomas Daly
                                        Incorporator

                                                         FILED             [BJM]
                                         in the office of the Secretary of State
                                               of the State of California

                                                       Mar 04 1998

                                              /s/ Bill Jones
                                              ------------------------------
                                              BILL JONES, Secretary of State

                                    2070444
                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                          AMERICAN STATES WATER COMPANY
                           (a California corporation)
                               As of March4, 1998

            The undersigned certifies (i) that he is the incorporator of American States Water Company (the "Corporation"). (ii) that no directors of the corporation were named in the Articles of Incorporation or have been elected, and (iii) that no shares of the Corporation have been issued, and hereby takes the following action as of the above date:

      The Articles of Incorporation of the Corporation are hereby amended and restated in full in the form attached hereto as Exhibit A.

            The undersigned also declares under penalty of perjury under the laws of the State of California that he has read the the foregoing provisions of this certificate and knows the contents thereof and that the same is true of his own knowledge.

Dated as of:                                    /s/ Brian Thomas Daly
 March 4, 1998                                  ------------------------------

                                    Exhibit A

                              Amended and Restated
                            Articles of Incorporation
                                       of
                         American States Water Company

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                         AMERICAN STATES WATER COMPANY

                                   ARTICLE I

            The name of this Corporation is American States Water Company.

                                   ARTICLE II

            The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business the trust business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                  ARTICLE III

            The name and address of this Corporation's initial agent for service of process is McClellan Harris III, 630 East Foothill Boulevard, San Dimas, California 91773.

                                   ARTICLE IV

            The Corporation is authorized to issue three classes of stock to be designated, respectively, "New Preferred Shares", "Preferred Shares", and "Common Shares". The total number of shares which this Corporation is authorized to issue is 30,233,2000; 150,000 shares are to be New Preferred Shares with no par value and a stated value of $100 per shares and an aggregate stated value of $15,000,000; 83,200 shares are to 30,000,000 shares are to be Common Shares, no par value with a stated value of $2.50 per shares and an aggregate stated value of $75,000,000.

            A statement of the preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and/or upon the holder thereof is as follows:

            (1) Subject to the provisions of this Article IV, New Preferred Shares of any particular series shall be entitled to such voting rights, if any, as may be specified for shares of such series in the certificate of determination of preferences of such series filed as provided below; all Preferred Shares shall be entitled to voting rights on the basis of one-tenth of one vote per share.

            (2) New Preferred Shares may be issued from time to time in one or more series. Each such series shall be so designated as to distinguish it from other series of New Preferred Shares and from series of Preferred Shares and from series of Preferred Shares. Such designation may include an appropriate reference to the dividend rate and/or any other characteristics of such series. The Board of Director is hereby authorized, within the limits of, but to the extent authorized by applicable law and within the limitations and restrictions, if any, stated in this Articles IV, to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights, right and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences, or any of them, of any wholly unissued series, by a resolution or resolutions adopted by the Board of Directors in exercise of the authority hereby granted.

            (3) The Preferred Shares may be issued from time to time in any number of series. One such series shall (i) be and hereby is designated the "4 1/4% Series", (ii) consist of 32,000 shares, (iii) be entitled to dividends as provided in Paragraph (4) hereof at the rate of 4 1/4% per annum of the par value thereof, and (iv) be redeemable in the manner and otherwise upon the conditions provided in Paragraph (6) hereof by payment of a redemption price equal to the par value thereof and unpaid dividends accrued thereon to and including the date fixed for such redemption and premium of $1.500 per share. Another such series of Preferred Shares shall
      (i) be and hereby is designated as the "4% Series", (ii) consist of 32,000 shares, (iii) be entitled to dividends as provided in Paragraph (4) hereof at the rate of 4% per annum of the par value thereof, and (iv) be redeemable in the manner and otherwise upon the conditions provided in Paragraph (6) hereof by payment of a redemption price equal to the par value thereof and unpaid dividends accrued thereon to and including the date fixed for such redemption and a premium of $2 per share. Except as to the foregoing particulars no distinction shall exist between any of the Preferred Shares or any series thereof, and all Preferred Shares, regardless of series, shall be of equal rank and priority.

            (4) The holders of the outstanding shares of the several and respective series of Preferred Shares shall be entitled to receive, out of any funds legally available therefore, dividends at the respective rates for the shares of said series, payable in cash quarterly on the first day of March, June, September and December in each year when and as declared by the Board of Directors of this Corporation. Such dividends shall accrue on each such share from the date of its original issuance and shall accrue from day to day whether or not earned or declared. Such dividends shall be cumulative so that if such dividends in respect of any quarterly dividend period at the respective rates fixed therefore shall not have been paid on, or declared and set apart for, all Preferred Shares of each series at the time outstanding, the deficiency shall be fully paid on or declared or set apart for such shares before any dividend or other distribution shall be paid upon or declared or set apart for the Common Shares. No such dividend shall be declared or paid upon or set apart for any outstanding shares of any one of said series unless at the same time such dividends on all outstanding shares of any one of said series shall be declared and paid in full or set apart for such payments.

            (5) In the event of the liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, the holders of the shares of the several and respective series of preferred Shares shall be entitled to receive out of the assets of this Corporation, whether such assets are capital or surplus of any nature, an amount equal to the par value thereof plus all unpaid dividends accrued thereon to the date that such amount is made available for distribution to the holders thereof, and no more, or ratably from available assets if such assets are insufficient to permit payment to said holders of their full preferential amount aforesaid. Such amount shall be paid upon said shares, or shall be set apart for such payment, before any distribution is made or set apart for any Common Shares in any such liquidation, dissolution or winding up. A consolidation or merger of this Corporation with or into any other corporation or corporations shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this Paragraph (5).

            (6) This Corporation, at the option of its Board of Directors, may at any time or from time to time redeem the whole or any part of the outstanding shares of any one or more series of the Preferred Shares by paying in cash therefore the amount payable upon the redemption thereof (such amount being hereinafter referred to as the "redemption price"). In case of the redemption of a part only of the outstanding shares of any series of Preferred Shares, this Corporation shall designate by lot, in such manner as the Board of Directors may determine, the shares to be redeemed. At least thirty (30) days previous notice by mail, postage prepaid, shall be given to the holders of record of the shares to be redeemed, such notice to be addressed to each such shareholder at his post office address as shown by the records of this Corporation at the opening of business on the day of mailing such notice. If on or before the date fixed for redemption and specified in such notice funds necessary for such redemption therefore, then notwithstanding that the certificates evidencing any shares called for such redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall cease to accrue after the said date fixed for redemption and all rights with respect to such shares shall forthwith after said date cease and determine except only the right of the holders thereof to receive payment of the redemption price, without interest, upon surrender of their certificates representing the redeemed shares. In case less than all the shares represented by any such surrendered certificate shall have been redeemed, a new certificate shall be issued for the unredeemed shares. Subject to the provisions hereof, the Board of Directors shall have authority to prescribe from time to time the manner in which the Preferred Shares shall be redeemed.

            (7) If at any time four (4) quarterly dividends (whether or not consecutive) which have accrued on the outstanding Preferred Shares pursuant to Paragraph (4) hereof shall be in arrears, then at the annual meeting of shareholders next following the fourth such quarterly dividend default, or, if such next annual meeting is not to be held within sixty
      (60) days following such default, at a special meeting of shareholders called for the purpose on the written request of the holders of not less than ten percent (10%) of the then outstanding Preferred Shares, the holders of said outstanding Preferred Shares shall be entitled, voting separately as a class (regardless of series), to elect the smallest number of directors of this Corporation which shall constitute a majority of the authorized number of such directors and the holders of the New Preferred Shares and the holders of the Common Shares, in accordance with their respective voting rights shall have accrued for any period under said Paragraph (4) upon the outstanding Preferred Shares shall have been paid or set apart for payment. At all meetings of shareholders held for the purpose of electing directors during such time as the holders of the Preferred Shares have the right, voting separately as a class, to elect directors pursuant to this Paragraph (7), the presence in person or by proxy of the holders of a majority of the outstanding Preferred Shares (regardless of series), shall be required to constitute a quorum of such class for the election of directors, and the presence in person or by proxy of the holders of a majority of the other outstanding shares entitled to vote at such meeting, as a separate class or classes in accordance with their respective voting rights, shall be required to constitute a quorum of such class for the election of directors; provided, however, that the absence of a quorum of the holders of outstanding shares of either such class or classes shall not prevent the election at any such meeting, or adjournment thereof, of directors by the other such class or classes if the necessary quorum of such other class or classes is present in person or by proxy at such meeting or adjournment; and provided further that in the event that at such meeting or adjournment such a quorum of the holders of classes other than the Preferred Shares is present and such quorum of the holders of the Preferred Shares is not present, then an election of the directors elected at such meeting or adjournment by the holders of classes other than the Preferred Shares shall not assume office until the holders of the Preferred Shares, with such a quorum present shall elect the directors they are entitled to elect. In the event of an election of directors by holders of Preferred Shares pursuant to this Paragraph (7), the term of office as directors of all persons who are directors of this Corporation at the time of the accrual under this Paragraph (7) of the right of the holders of the Preferred Shares to elect directors shall terminate when the holders of the outstanding Preferred Shares shall have so elected directors. In case any vacancy shall occur among the directors elected as aforesaid by the holders of the Preferred Shares, or among the directors elected as aforesaid by the holders of classes other than the Preferred Shares, during any period for the which a majority of the directors shall have been so elected by the holders of the Preferred Shares, such vacancy shall be filled by the vote of a majority of the remaining directors who were so elected by the holders of the Preferred Shares or by the holders of classes other than the Preferred Shares, as the case may be.

            (8) Without the approval of the holders of at least two-thirds of the outstanding Preferred Shares, given in person or by proxy, either by written consent or by vote as provided by law, this Corporation shall not

            (i) alter or amend the preferences, voting powers or other special rights or the qualifications, limitations and restrictions imposed in favor of any of the Preferred Shares so as adversely to affect any of the Preferred Shares then outstanding; or

            (ii) authorize or issue any shares of any class, or any securities convertible into shares of any class, ranking prior to the Preferred Shares as to dividends or assets; or

            (iii) reclassify any shares of any class ranking junior to or on a parity with the Preferred Shares into shares of any other class ranking prior to the Preferred Shares; or

            (iv) issue any shares of any class ranking on a parity with the Preferred shares, unless in either case (a) the aggregate of the par or stated value of the Common Shares to be outstanding immediately after such issue, plus the surplus of this Corporation, all determined in accordance with accepted accounting practice, shall be at least equal to the par or stated value of all shares which rank prior too the Common Shares and which are to be outstanding immediately after such issue; (b) the net earnings of this Corporation, computed in accordance with accepted accounting practice (but after provision for all taxes based upon or measured by income, and after annual interest charges adjusted by provision for amortization of bond discount and expense or of premium on indebtedness, and also after deduction of depreciation as reported in the accounts of this Corporation as filed with the Public Utilities Commission of the State of California or other public authority of said State having jurisdiction to establish or approve the system of accounts of this Corporation), for a period of 12 consecutive calendar months out of the 15 calendar months immediately preceding the date of such issue shall have been at least equal to twice the aggregate of the annual dividend requirements on all shares of this Corporation which rank prior to the Common Shares and which are to be outstanding immediately after such issue, and
                  (c) the net earnings of this Corporation, computed as above (but before interest charges as aforesaid and after deduction for depreciation and provision for all taxes as provided above), for said 12 months period, shall have been at least equal to one and one-half times the aggregate of all such interest charges and the annual dividend requirements on all shares of this Corporation which rank prior to the Common Shares and which are to be outstanding immediately after such issue.

            (9) Without the approval of the holders of a majority of the outstanding Preferred Shares, given in person or by proxy, by written consent or by vote as provided by law, this Corporation shall not (i) issue, assume, or guarantee any unsecured notes or obligations unless immediately thereafter the total principal amount of the unsecured indebtedness of this Corporation shall be less than 10% of the aggregate of the total principal amount of outstanding bonds or other securities representing secured indebtedness issued, assumed or guaranteed by this Corporation, plus its stated capital and surplus; provided, however, that the foregoing provisions of this Paragraph (9) shall not apply to any such notes or obligations which (a) represent liabilities incurred in the ordinary course of business or for construction or acquisition of capital assets or represent tax liability or liability incurred or accrued on account of customers' deposits, or (b) are issued to extend, renew, redeem or refund outstanding indebtedness of this Corporation in principal amount not less than the principal amount of such notes or obligations, or are issued to redeem or refund then outstanding Preferred Shares which have an aggregate par or stated value at least equal to the aggregate principal amount of such notes or obligations, (ii) sell, convey, lease or otherwise dispose of all substantially all of its assets, property or business, or consolidate or merge with or into any other corporation.

            (10) The approval of the holders of outstanding Preferred Shares which in any case may be required by the foregoing Paragraphs (8) and (9) for the taking of any action referred to in any of said paragraphs shall be in addition to any such approval of shareholders of this Corporation as may at the time be required by the laws of the State of California with respect to such action and no such action shall be taken without compliance with such laws of said State as are in effect at time of taking of any such action.

            (11) For the purposes of Paragraphs (8)(iv) and (9)(i) hereof, the certificate or opinion of any independent certified or public accountant of recognized standing (who may be the accountant regularly retained by this Corporation), selected in good faith by the Board of Directors, shall be conclusive with respect to all questions of fact therein required to be determined.

            (12) Subject to the dividend preferences provided for herein for all shares of each other class at the time outstanding and to the restrictions set forth above and in this Paragraph (12), the Common shares shall be entitled to receive dividends when and as declared by the Board of Directors out of any funds of this Corporation legally available therefore. After payment of the full preferential amounts hereinabove provided for all shares of each other class outstanding at the time of any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, all then remaining assets of this Corporation available for distribution to its shareholders shall be distributed ratably upon the Common Shares. No dividend shall be declared on the Common shares which, after giving effect to such declaration, would reduce the Common Stock Equity of this Corporation as of the end of the calendar month last preceding that in which such dividend was declared to an amount less than 25% of the Total Capitalization of this Corporation as of the end of said last preceding month, except that any such dividend may be declared (a) which would reduce such Common Stock Equity to less than 25% but not less than 20% of such Total Capitalization if the amount of such dividend plus all dividends on the Common Shares declared during the 12 months period terminating at the end of such last preceding calendar month shall not exceed 75% of the net income of this Corporation applicable to its Common Shares for such period, or (b) which would reduce such Common Stock Equity to less than 20% of such Total Capitalization if the amount of such dividend plus all dividends on the Common Shares declared during said 12 months period shall not exceed 50% of the net income of this Corporation applicable to its Common Shares for such period; provided, however, that the foregoing restrictions of this sentence shall not apply to, nor in any way restrict, (a) the payment of any dividend on the Common Shares which is payable in shares of stock of this Corporation, or (b) any reclassification, subdivision, split-up or combination of the Common Shares, or (c) any transfer between the capital and surplus accounts of this Corporation in connection with any such reclassification, subdivisions, split-up or combination or payment of dividend in shares of stock of this Corporation. Common Stock Equity as herein used shall mean the aggregate of (i) par value or stated capital of all outstanding Common Shares, and (ii) the surplus including capital surplus, paid-in surplus and earned surplus as shown by the books of this Corporation after giving effect to the declaration of the proposed dividend, and (iii) premium on Common Shares, less the remaining balance of the amount of organization expenses, as shown on said books. Total Capitalization as herein used shall mean the aggregate of (i) Common Stock Equity, (ii) premium on and the par value or stated capital of all outstanding shares of this

      Corporation of any and all classes having preferences over the Common Shares as to dividends or assets, and (iii) the principal amount of all outstanding debt maturing more than 12 months after the close of said 12 months period, all as shown by the books of this Corporation; less the remaining balance of organization expenses, as shown on said books. Net Income as herein used shall be determined in accordance with accepted accounting practice (but after provision for all taxes based upon or measured by income, and after annual interest charges adjusted by provision for amortization of bond discount and expense or of premium on indebtedness, and also after deduction of depreciation for said 12 months period as reported in the accounts of this Corporation as filed with the Public Utilities Commission of the State of California or other public authority of said state having jurisdiction to establish or approve the system of accounts of this Corporation). Net Income applicable to Common Shares as herein used shall mean net income after deduction therefrom of all dividends payable for the period involved on all outstanding shares of any and all classes of this Corporation having preference over the Common Shares as to dividends or assets.

            (13) No Preferred Shares of this Corporation which have been reacquired in any manner by this Corporation after the original issue thereof shall ever again be reissued and all such shares so reacquired shall upon such reacquisition cease to be a part of the authorized shares of this Corporation.

            (14) Unless such action has been approved by the affirmative vote of at least a majority of the Continuing Directors (as defined below), without the approval of Common Shares and, unless otherwise provided in the certificate of determination for any series of New Preferred Shares, the New Preferred Shares representing in the aggregate at least 66 2/3% of the combined voting power of this Corporation's outstanding Common Shares and the New Preferred Shares, voting together as a single class, this Corporation shall not

                  (i) subject to subparagraph (iii) below, sell, convey, lease or otherwise dispose of all or substantially all of its assets, property or business;

                  (ii) approve the sale, conveyance, lease or other disposition by any subsidiary of this Corporation of all or substantially all of such subsidiary's assets, property or business;

                  (iii) sell, transfer, convey or otherwise dispose of more than a majority of the outstanding capital stock of any subsidiary of the Corporation, if such subsidiary holds assets accounting for 50% or more of the Corporation's consolidated assets, other than to an entity the majority of the voting power of the capital stock or other equity interest of which is owned and controlled by this Corporation;

                  (iv) consolidate or merge with or into any other corporation or other business entity, except if, immediately after such consolidation or merger, the shareholders of this Corporation immediately prior to such consolidation or merger will own more than 60% of the voting power of the outstanding capital stock or other equity interest of or in the surviving entity; or

                  (v) approve the consolidation or merger of any subsidiary of this Corporation, if such subsidiary holds assets accounting for 50% or more of the Corporation's consolidated assets, with or into any other corporation or other business entity.

            For purposes of this paragraph (4) of Article IV, the term "Continuing Directors" shall mean any member of the Board of Directors of the Corporation (while such person is a member of the Board) who (i) is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and (ii) either (A) was a member of the Board of Directors prior to the time any person became an Acquiring Person, or (B) became a member of the Board of Directors subsequent to the time any person became an Acquiring Person, if such person's nomination for election, or re-election, to the Board was recommended, or approved, by a majority of the Continuing Directors then in office. For purposes of the foregoing definition, (i) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect as of the date hereof; (ii) "Acquiring Person" shall mean any person or entity which, alone or together with all Affiliates and Associates of such person or entity, shall be the beneficial owner of 20% or more of the

      Corporation's voting stock, but shall not include (1) an Exempt Person or
      (2) any person or entity who or which acquires 20% or more of the Corporation's voting stock in connection with a transaction or series of transactions approved prior to such transaction or transactions by the Board of Directors of the Corporation; provided that no person or entity shall become an Acquiring Person solely as a result of a reduction in the number of shares of the Corporation's voting stock outstanding, unless and until such person or entity shall thereafter become the beneficial owner of additional shares constituting 1% or more of the general voting power of the Corporation. "Exempt Person" shall mean the Corporation, any majority-owned subsidiary of the Corporation, and any employee benefit plan or employee stock plan of the Corporation, or any trust or other entity organized, established or holding Common Shares by, for or pursuant to, the terms of any such plan.

            (15) Another series of Preferred Shares shall have the following terms and provisions:

                  (i) Designation. The designation of said series shall be
            "Preferred Shares, 5% Series."

                  (ii) Number of Shares. The authorized number of shares
            constituting said Preferred Shares. 5% Series, shall be 19,200 shares.

                  (iii) Dividend Rate. The dividend rate of said Preferred
            Shares, 5% Series, shall be. pet share. 5% per annum of the share par value.

                  (iv) Optional Redemption. The redemption prices of the shares of said series, when redeemed by this Corporation at the option of its Board of Directors, shall be an amount per share equal to the par value thereof and unpaid dividends accrued thereon to and including the date fixed for redemption, plus a premium of 5.25 per share.

                  (v) Sinking Fund for Mandatory Purchases or Redemptions.

                        (a) So long as any of the Preferred Shares, 5% Series,
                  shall be outstanding. this Corporation. as a sinking fund for the purchase or redemption thereof (hereinafter called the "Sinking Fund"), shall set aside in cash out or any moneys legally available therefor. after full payment or provision jar payment of dividends on all outstanding Preferred Shares of all series and all other shares of this Corporation ranking prior to or on a parity with the Preferred Shares for all prior periods through the end of the last preceding quarterly dividend period for such Preferred Shares and such other shares, on September 5 of each year (hereinafter called the "Sinking Fund payment date"), a sum equal to two percent (2%) of the aggregate par value of the total number of Preferred Shares, 5% Series, theretofore issued. If on any Sinking Fund payment date the Funds of this Corporation legally available therefor shall be insufficient to discharge in full the Sinking Fund requirement then accrued, funds to the extent legally available for such purpose shall be set aside for the Sinking Fund, Such Sinking Fund requirements shall be cumulative so that if for any year or years such requirements shall not be fully discharged as they accrue, funds legally available therefor. after such payment or provision for dividends, for each fiscal year thereafter shall be applied thereto until such requirements are fully discharged.

                        (b) This Corporation at its option shall be entitled to
                  use as a credit against its Sinking Fund requirement for any year. in an amount equal to the par value thereof. Preferred Shares. 5% Series. which this Corporation shall have theretofore acquired by purchase or redemption. otherwise than through the operation of the Sinking Fund. and for which credit shall not therefore have been taken against any Sinking Fund requirement.

                        (c) On or before the 60th day next following each
                  Sinking Ftind payment date, the cash in the Sinking Fund shall be used to acquire Preferred Shares. 591 Series, by purchase, at a price or prices not exceeding the par value thereof, or by redemption at the par value thereof in the manner provided in Paragraph 6 of Article IV to the Articles of Incorporation of this Corporation, in each case plus an additional amount equal to accrued dividends thereon to the date of such purchase or redemption, which additional amount shall be paid from general fund. If this Corporation legally available therefor and not from the Sinking Fund, or by both such purchase and such redemption. Upon retirement of all Preferred Shares, 5% Series.

                  any cash remaining in the Sinking Fund in excess of that required to complete payment for any shares purchased or agreed to be purchased, or to redeem shares called for redemption through the operation of the Sinking Fund, shall become a part of the general funds of this Corporation.

                                    ARTICLE V

            The liability of the directors of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

            This Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by
Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code.

                                   ARTICLE VI

            Notwithstanding any contrary provision of these Articles of Incorporation, any amendment or repeal of paragraph (14) of Article IV. this
Article VI or any amendment to these Articles of Incorporation providing for a classified board shall require the affirmative vote of shares representing not less than 66 2/3% of the combined voting power of the outstanding Common Shares. Preferred Shares and, unless otherwise provided in the certificate of determination, the New Preferred Shares, voting together as a single class.

            Notwithstanding any contrary provision of these Articles of Incorporation, and except as otherwise expressly provided in the California Corporations Code, none of the following provisions of the Bylaws of the Company may be amended or repealed, except by a majority of the Board or by the shareholders upon the affirmative vote of shares representing at least 66 2/3% of the combined voting power of the outstanding Common Shares. Preferred Shares and, unless otherwise provided in the certificate of determination for any series of New Preferred Shares, the New Preferred Shares, voting together as a single class (a) Section 2 of Article II, tin Section 15 of Article II, and (c)
Section 2 of Article III.

                                   ARTICLE VII

         In the event that the authorized number of directors shall be fixed with at least six (6) but less than nine t9 during any period of time that the Common Shares are listed in the New York Stock Exchange. the Board of Directors shall be divided into two classes, designated Class I and Class II. Each class shall consist of one-half of the directors or as close an approximation as possible. The initial term of office of the directors of Class I shall commence on the date that the Common Shares arc listed on the New York Stock Exchange and shall expire at the annual meeting to be held during fiscal pear 1999 and the initial term of office of the directors of Class hi shall commence on the date that the Common Shares are listed on the New York Stock Exchange and shall expire at the annual meeting to be held during fiscal year 2000. At each subsequent annual meeting, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall he elected for a term running until the second annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified, unless the Common Shares are no longer listed on the New York Stock Exchange.

         In the event that the authorized number of directors shall be fixed at nine (9) or more during any period of time that the Common Shares are listed on the New York Stock Exchange. the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist of one-third of the directors or as close an approximation as possible. At each subsequent annual meeting, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the third annual meeting next succeeding his or her election until his or her successor shall have been duly elected and qualified, unless the Common Shares are no longer listed on the New York Stock Exchange,

         Notwithstanding the rule that the classes shall be as nearly equal in number of directors as possible. in the event of any change in the authorized number of directors, each director then continuing to serve as such, shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, resignation or removal.

         At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors. the Board of Directors shall designate title or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

The effective date of the amendment adding this Article VII shall be that date the Common Shares are first listed on the New York Stock Exchange.

                                                         FILED             [MEH]
                                         in the office of the Secretary of State
                                               of the State of California

                                                       AUG 27 1998

                                              /s/ Bill Jones
                                              ------------------------------
                                              BILL JONES, Secretary of State

                                     2070444
                            CERTIFICATE OF AMENDMENT

                                       of

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       and

                          CERTIFICATE OF DETERMINATION

                                       of

                      JUNIOR PARTICIPATING PREFERRED STOCK

                                       of

                          AMERICAN STATES WATER COMPANY
                           (A CALIFORNIA CORPORATION)

      Floyd E. Wicks and McClellan Harris III certify that:

      1. They are the duly acting President and Secretary, respectively, of American States Water Company (the "Corporation").

      2. The Restated Articles of Incorporation of the Corporation shall be amended by striking in its entirety the first full paragraph of Article IV of the restated Articles of Incorporation which now reads:

      This Corporation is authorized to issue three classes of stock to be designated, respectively, "New Preferred Shares", "Preferred Shares", and "Common Shares". The total number of shares which this Corporation is authorized to issue is 30,233,200; 150,000 shares are to be New Preferred Shares with no par value and a stated value of $100 per share and an aggregate stated value of $15,000,000; 83,200 shares are to be Preferred Shares with a par value of $25 per share and an aggregate par value of $2,080,000; and 30,000,000 shares are to be Common Shares, no par value with a stated value of $2.50 per share and an aggregate stated value of $75,000,000.

and substituting therefore the following paragraph to read in full as follows:

      This Corporation is authorized to issue three classes of stock to be designated, respectively, "New Preferred Shares", "Preferred Shares", and "Common Shares". The total number of shares which this Corporation is authorized to issue is 30,231,600; 150,000 shares are to be New Preferred Shares with no par value and a stated value of $100 per share and an aggregate stated value of $15,000,000; 81,600 shares are to be Preferred Shares with a par value of $25 per share and an aggregate par value of $2,040,000; and 30,000,000 shares are to be Common Shares, no par value with a stated value of $2.50 per share and an aggregate stated value of $75,000,000.

      3. The Restated Articles of Incorporation of the Corporation shall be further amended by striking in its entirety subparagraph (ii) of Paragraph 15 of
Article IV of the Restated Articles of Incorporation which now reads:

      (ii) Number of Shares. The authorized number of shares constituting said Preferred Shares, 5% Series, shall be 19,200 shares.

and substituting therefor the following paragraph to read in full as follows:

      (ii) Number of Shares. The authorized number of shares constituting said Preferred Shares, 5% Series, shall be 17,600 shares.

      4. The foregoing amendment set forth in paragraph 3 of this Certificate, as well as the portion of the amendment in paragraph 2 that relates to the "Preferred Shares" are each amendments that may be adopted by the Board of Directors alone (and which were so adopted) because the amendments are required by Section 510 of the California General Corporation Law to reflect the reacquisition of a portion of the Corporation's Preferred Shares, 5% Series, $25 par value, in accordance with the sinking fund provisions thereof. Such reacquired Preferred Shares cannot be reissued.

      5. The foregoing amendments have been duly approved by the Board of Directors as required by Section 905(b) of the California General Corporation Law.

      6. The undersigned officers of the Corporation further certify that the following resolution has been duly adopted by the Board of Directors of the Corporation with regards to the Certificate of Determination of Junior Participating Preferred Stock of the Corporation:

      RESOLVED, that pursuant to the authority granted to the Board of Directors of the Corporation by the Articles of Incorporation, a series of shares of the New Preferred Shares of the Corporation is hereby established and the number of shares constituting such series and the designation thereof, and the rights, preferences, privileges and restrictions of the shares of such series, are fixed and established as follows:

                            I. Designation and Amount

      The shares of such series shall be designated as "Junior Participating Preferred Stock" (the "Junior Preferred Stock") and the number of shares constituting the Junior Preferred Stock shall be 8,958. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Junior Preferred Stock.

                         II. Dividends and Distributions

      (A) Subject to the rights of the holders of any shares of any series of Preferred Shares or New Preferred Shares (or any similar stock) ranking prior and superior to the Junior Preferred Stock with respect to dividends, the holders of shares of Junior Preferred Stock, in preference to the holders of Common Shares of the Corporation, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Shares or a subdivision of the outstanding shares of Common Shares (by reclassification or otherwise), declared on the Common Shares since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Shares payable in shares of Common Shares, or effect a subdivision or combination or consolidation of the outstanding shares of Common Shares (by reclassification or otherwise than by payment of a dividend in shares of Common Shares) into a greater or lesser number of shares of Common Shares, then in each such case the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Shares that were outstanding immediately prior to such event.

      (B) The Corporation shall declare a dividend or distribution on the Junior Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in shares of Common Shares); provided that, in the event no dividend or distribution shall have been declared on the Common Shares during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Junior Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

      (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                               III. Voting Rights

      The holders of shares of Junior Preferred Stock shall have the following voting rights:

      (A) Subject to the provision for adjustment hereinafter set forth, each share of Junior Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation.

      (B) Except as otherwise provided herein, or in any other resolutions of the Board creating a series of New Preferred Shares or any similar stock, or by law, the holders of shares of Junior Preferred Stock and the holders of shares of Common Shares, Preferred Shares and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

      (C) Except as set forth herein, in the Corporation's Articles of Incorporation or as otherwise provided by law, holders of Junior Preferred Stock shall have no voting rights.

                             IV.Certain Restrictions

      (A) Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock as provided in Section II are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

            (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock;

            (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except dividends paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

            (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Preferred Stock; or

            (iv) redeem or purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

      (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this
      Section IV purchase or otherwise acquire such shares at such time and in such manner.

                              V. Reacquired Shares

      Any shares of Junior Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of New Preferred Shares and may be reissued as part of a new series of New Preferred Shares subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, in any other Certificate of Determination creating a series of New Preferred Shares or any similar stock or as otherwise required by law.

                   VI. Liquidation, Dissolution or Winding Up

      Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Junior Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Shares, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Shares payable in shares of Common Shares, or effect a subdivision or combination or consolidation of the outstanding shares of Common Shares (by reclassification or otherwise than by payment of a dividend in shares of Common Shares) into a greater or lesser number of shares of Common Shares, then in each such case the aggregate amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Shares that were outstanding immediately prior to such event.

                        VII. Consolidation, Merger, etc.

      In case the Corporation shall enter into any consolidation, merger combination or other transaction in which the shares of Common Shares are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Shares is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Shares payable in shares of Common Shares, or effect a subdivision or combination or consolidation of the outstanding shares of Common Shares (by reclassification or otherwise than by payment of a dividend in shares of Common Shares) into a greater or lesser number of shares of Common Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Shares that were outstanding immediately prior to such event.

                                VIII. Redemption

      The shares of Junior Preferred Stock shall not be redeemable.

                                    IX. Rank

      The Junior Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Shares and New Preferred Shares.

                                  X. Amendment

      The Articles of Incorporation of the Corporation shall not be amended in any manner which would alter or change the powers, preferences or special rights of the Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Junior Preferred Stock, voting together as a single class.

                                    * * * *

      7. The undersigned officers further certify that the number of shares of New Preferred Shares the Corporation is authorized to issue is 150,000 shares, and that the number of shares constituting the series designated Junior Participating Preferred Stock, none of which has been issued, is 8,958 shares.

Dated: August 19, 1998

                                                       /s/ Floyd E. Wicks
                                                       -------------------------
                                                       Floyd E. Wicks
                                                       President and Chief
                                                       Executive Officer

                                                       /s/ McClellan Harris III
                                                       -------------------------
                                                       McClellan Harris III
                                                       Vice President - Finance,
                                                       Chief Financial Officer,
                                                       Treasurer and Corporate
                                                       Secretary

      Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate of Amendment and Determination are true and correct. Executed at San Dimas, California this 19th Day of August, 1998.


/s/ Floyd E. Wicks                                     /s/ McClellan Harris III
-------------------------                              -------------------------
Floyd E. Wicks                                         McClellan Harris III
President and Chief                                    Vice President - Finance,
Executive Officer                                      Chief Financial Officer,
                                                       Treasurer and Corporate
                                                       Secretary

                                                         FILED             [BGM]
                                         in the office of the Secretary of State
                                               of the State of California

                                                       AUG 13 1999

                                              /s/ Bill Jones
                                              ------------------------------
                                              BILL JONES, Secretary of State

                                     2070444
                            CERTIFICATE OF AMENDMENT

                                       OF
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                          AMERICAN STATES WATER COMPANY
                           (A CALIFORNIA CORPORATION)

      Floyd E. Wicks and McClellan Harris III certify that:

      1. They are the duly elected and acting President and Secretary, respectively of American States Water Company (the "Corporation").


      2. The Amended and Restated Articles of Incorporation of the Corporation shall be amended by striking in its entirety the first full paragraph of Article IV of the Amended and Restated Articles of Incorporation which now reads:

      "This Corporation is authorized to issue three classes of stock to be designated, respectively, "New Preferred Shares", "Preferred Shares", and "Common Shares". The total number of shares which this Corporation is authorized to issue is 30,231,600; 150,000 shares are to be New Preferred Shares with no par value and a stated value of $100 per share and an aggregate stated value of $15,000,000; 81,600 shares are to be Preferred Shares with a par value of $25 per share and an aggregate par value of $2,040,000; and 30,000,000 shares are to be Common Shares with no par value and a stated value of $2.50 per share and an aggregate par value of $75,000,000."

and substituting therefore the following paragraph to read in full as follows:

      "This Corporation is authorized to issue three classes of stock to be designated, respectively, "New Preferred Shares", "Preferred Shares", and "Common Shares". The total number of shares which this Corporation is authorized to issue is 30,230,000; 150,000 shares are to be New Preferred Shares with no par value and a stated value of $100 per share and an aggregate stated value of $15,000,000; 80,000 shares are to be Preferred Shares with a par value of $25 per share and an aggregate par value of $2,000,000; and 30,000,000 shares are to be Common Shares with no par value and a stated value of $2.50 per share and an aggregate par value of $75,000,000."

      3. The Restated Articles of Incorporation of the Corporation shall be further amended by striking in its entirety paragraph (ii) of Paragraph 15 of
Article IV of the Amended and Restated Articles of Incorporation which now reads:

            "(ii) Number of Shares. The authorized number of shares constituting said Preferred Shares, 5% Series, shall be 17,600."

and substituting therefore the following paragraph to read in full as follows:

            "(ii) Number of Shares. The authorized number of shares constituting said Preferred Shares, 5% Series, shall be 16,000."

      4. The foregoing amendments set forth in paragraphs 2 and 3 of this certificate are each amendments that may be adopted by the Board of Directors alone (and which were so adopted) because the amendments are required by Section 510 of the California General Corporation Law to reflect the reacquisition of a portion of the Corporation's Preferred Shares, 5% Series, $25 par value, in accordance with the sinking fund provisions thereof. Such reacquired Preferred Shares cannot be reissued.

      5. The foregoing amendments have been duly approved by the Board of Directors as required by Section 905(b) of the California General Corporation Law.

      We further declare, under penalty of perjury under the laws of the State of California, that the matters set forth in this Certificate of Amendment are true and correct.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate in San Dimas, California on this 11th day of August, 1999.


                                                 /s/ Floyd E. Wicks
                                                 -------------------------------
                                                 FLOYD E. WICKS, President


                                                 /s/ McClellan Harris III
                                                 -------------------------------
                                                 McCLELLAN HARRIS III, Secretary

                                                         FILED
                                         in the office of the Secretary of State
                                               of the State of California

                                               NOV 28, 2001 [initials illegible]

                                              /s/ Bill Jones
                                              ------------------------------
                                              BILL JONES, Secretary of State

                                    C2070444
                            CERTIFICATE OF AMENDMENT

                                       OF

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                          AMERICAN STATES WATER COMPANY
                           (A CALIFORNIA CORPORATION)

      Floyd E. Wicks and McClellan Harris III certify that:

      1. They are the duly elected and acting President and Secretary, respectively of American States Water Company (the "Corporation").


      2. The Amended and Restated Articles of Incorporation of the Corporation shall be amended by striking in its entirety the first full paragraph of Article IV of the Amended and Restated Articles of Incorporation which now reads:

      "This Corporation is authorized to issue three classes of stock to be designated, respectively, "New Preferred Shares", "Preferred Shares", and "Common Shares". The total number of shares which this Corporation is authorized to issue is 30,230,000; 150,000 shares are to be New Preferred Shares with no par value and a stated value of $100 per share and an aggregate stated value of $15,000,000; 80,000 shares are to be Preferred Shares with a par value of $25 per share and an aggregate par value of $2,000, [illegible]; and 30,000,000 shares are to be Common Shares [illegible] no par value and a stated value of $2.50 per share and an aggregate par value of $75,000,000."

and substituting therefore the following paragraph to read in full as follows:

      "This Corporation is authorized to issue three classes of stock to be designated, respectively, "New Preferred Shares", "Preferred Shares", and "Common Shares". The total number of shares which this Corporation is authorized to issue is 30,230,000; 150,000 shares are to be New
      Preferred Shares with no par value and a stated value of $100 per share and an aggregate stated value of $15,000,000; 76,800 shares are to be Preferred Shares with a par value of $25 per share and an aggregate par value of $1,920,000; and 30,000,000 shares are to be Common Shares with no par value and a stated value of $2.50 per share and an aggregate par value of $75,000,000."

      3. The Restated Articles of Incorporation of the Corporation shall be further amended by striking in its entirety paragraph (ii) of Paragraph 15 of
Article IV of the Amended and Restated Articles of Incorporation which now reads:

      "(ii) Number of Shares. The authorized number of shares constituting said Preferred Shares, 5% Series, shall be 16,000."

and substituting therefore the following paragraph to read in full as follows:

      "(ii) Number of Shares. The authorized number of shares constituting said Preferred Shares, 5% Series, shall be 12,800."

      4. The foregoing amendments set forth in paragraphs 2 and 3 of this certificate are each amendments that may be adopted by the Board of Directors alone (and which were so adopted) because the amendments are required by Section 510 of the California General Corporation Law to reflect the reacquisition of a portion of the Corporation's Preferred Shares, 5% Series, $25 par value, in accordance with the sinking fund provisions thereof. Such reacquired Preferred Shares cannot be reissued.

      5. The foregoing amendments have been duly approved by the Board of Directors as required by Section 905(b) of the California General Corporation Law.

      We further declare, under penalty of perjury under the laws of the State of California, that the matters set forth in this Certificate of Amendment are true and correct.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate in San Dimas, California on this 20th day of November, 2001.


                                           /s/ Floyd E. Wicks
                                           -------------------------------------
                                           FLOYD E. WICKS
                                           President and Chief Executive Officer

                                           /s/ McClellan Harris III
                                           -------------------------------------
                                           McCLELLAN HARRIS III
                                           Corporate Secretary

                                                         FILED
                                         in the Office of the Secretary of State
                                               of the State of California

                                                       MAY 03 2002

                                               /s/ Bill Jones
                                               ------------------------------
                                               BILL JONES, Secretary of State

                                     2070444
                            CERTIFICATE OF AMENDMENT

                                       TO

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

                                       OF

                          AMERICAN STATES WATER COMPANY

      Floyd E. Wicks and McClellan Harris III certify that:

      1. They are the duly elected President and Chief Executive Officer, and the duly elected Chief Financial Officer, Vice President--Finance, Treasurer and Corporate Secretary, respectively, of American States Water Company, a California corporation (the "Company").

      2. Article IV of the Company's Amended and Restated Articles of Incorporation is amended to add a new subsection (5) thereto to read in its entirety as follows:

            (5) On May 15, 2002, every two shares of Common Shares of this Corporation shall be split into three Common Shares of this Corporation (the "Stock Split"). No certificates evidencing fractional shares will be issued in connection with this Stock Split, but instead, a certificate or certificates evidencing the aggregate of all fractional shares that would be issued (rounded, if necessary, to the next higher whole share) shall be issued to ChaseMellon Shareholder Services, Inc., or its nominee, as transfer agent, for the accounts of all holders of Common Shares of this Corporation otherwise entitled to have a fraction of a share delivered to them in connection with the Stock Split; and the transfer agent shall sell those shares as soon as practicable after receiving them at the then market price and remit the net proceeds to the shareholders entitled thereto.

      4. The Company has only shares of Common Shares outstanding.

      5. The foregoing amendments of the Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors of the Company alone in accordance with Section 902(c) of the California General Corporation Law.

      We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATED May 3, 2002

                                                       /s/ Floyd E. Wicks
                                                       -------------------------
                                                       Floyd E. Wicks

                                                       /s/ McClellan Harris III
                                                       -------------------------
                                                       McClellan Harris III

                                                      FILED [illegible initials]
                                         in the Office of the Secretary of State
                                            of the State of California

                                                        APR 30 2002

                                               /s/ Bill Jones
                                               ------------------------------
                                               BILL JONES, Secretary of State

                                     2070444
                            CERTIFICATE OF AMENDMENT

                                       TO

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

                                       OF

                          AMERICAN STATES WATER COMPANY

      Floyd E. Wicks and McClellan Harris III certify that:

      1. They are the duly elected President and Chief Executive Officer, and the duly elected Chief Financial Officer, Vice President--Finance, Treasurer and Corporate Secretary, respectively, of American States Water Company, a California corporation (the "Company").

      2. Article IV of the Company's Amended and Restated Articles of Incorporation is amended in its entirety to read as follows:

      This Corporation is authorized to issue two classes of stock to be designated, respectively. "New Preferred Shares" and "Common Shares". The total number of shares which this Corporation is authorized to issue is 30,150,000; 150,000 shares are to be New Preferred Shares with no par value and a stated value of $100 per share and an aggregate stated value of $15,000,000, and 30,000,000 shares are to be Common Shares with no par value with a stated value of $2.50 per share and an aggregate stated value of $75,000,000.

      A statement of the preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and/or upon the holders thereof is as follows:

      (1) Subject to the provisions of this Article IV, New Preferred Shares of any particular series shall be entitled to such voting rights, if any, as may be specified for shares of such series in the certificate of determination of preferences of such series filed as provided below. All Common Shares shall be entitled to voting rights on the basis of one-tenth of one vote per share.

      (2) New Preferred Shares may be issued from time to time in one or more series. Each such series shall be so designated as to distinguish it from other series of New Preferred Shares. Such designation may include an appropriate reference to the dividend rate and/or any other characteristics of such series. The Board of Directors is hereby authorized, within the limits of, but to the extent authorized by applicable law and within the limitations and restrictions, if any, stated in this Article IV, to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights, right and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences, or any of them, of any wholly unissued series of New Preferred Shares, and to fix the number of shares constituting any such unissued series, by a resolution or resolutions adopted by the Board of Directors in exercise of the authority hereby granted.

      (3) Subject to the dividend preferences provided for all shares of each other class at the time outstanding and to the restrictions set forth in this Paragraph (3), the Common Shares shall be entitled to receive dividends when and as declared by the Board of Directors out of any funds of this Corporation legally available therefor. After payment of the full preferential amounts hereinabove provided for all shares of each other class outstanding at the time of any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, all then remaining assets of this Corporation available for distribution to its shareholders shall be distributed ratably upon the Common Shares. No dividend shall be declared on the Common Shares which, after giving effect to such declaration, would reduce the Common Stock Equity of this Corporation as of the end of the calendar month last preceding that in which such dividend was declared to an amount less than 25% of the Total Capitalization of this Corporation as of said last preceding month, except that any such dividend may be declared (a) which would reduce such Common Stock Equity to less than 25% but not less than 200%. of such Total Capitalization if the amount of such dividend plus all dividends on the Common Shares declared during the 12 months period terminating at the end of such last preceding calendar month shall not exceed 75% of the net income of this Corporation applicable to its Common Shares for such period, or (b) which would reduce such Common Stock Equity to less than 20% of such Total Capitalization if the amount of such dividend plus all dividends on the Common Shares declared during said 12 months period shall not exceed 50% of the net income of this Corporation applicable to its Common Shares for such period; provided, however, that the foregoing restrictions of this sentence shall not apply to, nor in any way restrict,
      (a) the payment of any dividend on the Common Shares which is payable in shares of stock of this Corporation, or (b) any reclassification, subdivision, split-up or combination of the Common Shares, or (c) any transfer between the capital and surplus accounts of this Corporation in connection with any such reclassification, subdivisions, split-up or combination or payment of dividend in shares of stock of this Corporation. Common Stock Equity as herein used shall mean the aggregate of (i) par value or stated capital of all outstanding Common Shares, and (ii) the surplus (including capital surplus, paid-in surplus and earned surplus) as shown by the books of this Corporation after giving effect to the declaration of the proposed dividend, and (iii) premium on Common Shares, less the remaining balance of the amount of organization expenses, as shown on said books. Total Capitalization as herein used shall mean the aggregate of (i) Common Stock Equity, (ii) premium on and the par value or stated capital of all outstanding shares of this Corporation of any and all classes having preferences over the Common Shares as to dividends or assets, and (iii) the principal amount of all outstanding debt maturing more than 12 months after the close of said 12 months period, all as shown by the books of this Corporation;

      less the remaining balance of organization expenses, as shown on said books. Net Income as herein used shall be determined in accordance with accepted accounting practice (but after provision for all taxes based upon or measured by income, and after annual interest charges adjusted by provision for amortization of bond discount and expense or of premium on indebtedness, and also after deduction of depreciation for said 12 months period as reported in the accounts of this Corporation as filed with the Public Utilities Commission of the State of California or other public authority of said state having jurisdiction to establish or approve the system of accounts of this Corporation). Net Income applicable to Common Shares as herein used shall mean net income after deduction therefrom of all dividends payable for the period involved on all outstanding shares of any and all classes of this Corporation having preference over the Common Shares as to dividends or assets.

      (4) Unless such action has been approved by the affirmative vote of at least a majority of the Continuing Directors (as defined below), without the approval of Common Shares and, unless otherwise provided in the certificate of determination for any series of New Preferred Shares, the New Preferred Shares representing in the aggregate at least 66 2/3% of the combined voting power of this Corporation's outstanding Common Shares and the New Preferred Shares, voting together as a single class, this Corporation shall not

            (i) subject to subparagraph (iii) below, sell, convey, lease or otherwise dispose of all or substantially all of its assets, property or business;

            (ii) approve the sale, conveyance, lease or other disposition by any subsidiary of this Corporation of all or substantially all of such subsidiary's assets, property or business;

            (iii) sell, transfer, convey or otherwise dispose of more than a majority of the outstanding capital stock of any subsidiary of the Corporation, if such subsidiary holds assets accounting for 50% or more of the Corporation's consolidated assets, other than to an entity the majority of the voting power of the capital stock or other equity interest of which is owned and controlled by this Corporation;

            (iv) consolidate or merge with or into any other corporation or other business entity, except if, immediately after such consolidation or merger, the shareholders of this Corporation immediately prior to such consolidation or merger will own more than 60% of the voting power of the outstanding capital stock or other equity interest of or in the surviving entity; or

            (v) approve the consolidation or merger of any subsidiary of this Corporation, if such subsidiary holds assets accounting for 50% or more of the Corporation's consolidated assets, with or into any other corporation or other business entity.

      For purposes of this paragraph (4) of Article IV, the term "Continuing Directors" shall mean any member of the Board of Directors of the Corporation (while such person is a member of the Board) who (i) is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and (ii) either (A) was a member of the Board of Directors prior to the time any person became an Acquiring Person, or (B) became a member of the Board of Directors subsequent to the time any person became an Acquiring Person, if such person's nomination for election, or re-election, to the Board was recommended, or approved, by a majority of the Continuing Directors then in office. For purposes of the foregoing definition, (i) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect as of the date hereof;
      (ii) "Acquiring Person" shall mean any person or entity which, alone or together with all Affiliates and Associates of such person or entity, shall be the beneficial owner of 20% or more of the Corporation's voting stock, but shall not include (1) an Exempt Person or (2) any person or entity who or which acquires 20% or more of the Corporation's voting stock in connection with a transaction or series of transactions approved prior to such transaction or transactions by the Board of Directors of the Corporation; provided that no person or entity shall become an Acquiring Person solely as a result of a reduction in the number of shares of the Corporation's voting stock outstanding, unless and until such person or entity shall thereafter become the beneficial owner of additional shares constituting 1% or more of the general voting power of the Corporation. "Exempt Person" shall mean the Corporation, any majority-owned subsidiary of the Corporation, and any employee benefit plan or employee stock plan of the Corporation, or any trust or other entity organized, established or holding Common Shares by, for or pursuant to, the terms of any such plan.

      3. Article VI of the Company's Amended and Restated Articles of Incorporation is amended in its entirety to read as follows:

            Notwithstanding any contrary provision of these Articles of Incorporation, any amendment or repeal of paragraph (4) of Article IV, this Article VI or any amendment to these Articles of Incorporation providing for a classified board shall require the affirmative vote of shares representing not less than 66 2/3% of the combined voting power of the outstanding Common Shares and, unless otherwise provided in the certificate of determination, the New Preferred Shares, voting together as a single class.

            Notwithstanding any contrary provision of these Articles of Incorporation, and except as otherwise expressly provided in the California Corporations Code, none of the following provisions of the Bylaws of the Company may be amended or repealed, except by a majority of the Board or by the shareholders upon the affirmative vote of shares representing at least 66 2/3% of the combined voting power of the outstanding Common Shares and, unless otherwise provided in the certificate of determination for any series of New Preferred Shares, the New Preferred Shares, voting together as a single class: (a) Section 2 of
      Article II, (b) Section 15 of Article II, and (c) Section 2 of Article
      III.

      4. On the effective date of the filing of this Amendment to the Amended and Restated Articles of Incorporation, the Company's Preferred Stock will be eliminated in accordance with Section 510(b)(2)(A) of the California General Corporation Law. The Company has only shares of Common Shares outstanding, and there will be no effect on the outstanding Common Shares.

      5. The foregoing amendments of the Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors of the Company alone in accordance with Section 510(b)(2)(A) of the California General Corporation Law.

      We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATED: April 29, 2002

                                                       /s/ Floyd E. Wicks
                                                       -------------------------
                                                       Floyd E. Wicks

                                                       /s/ McClellan Harris III
                                                       -------------------------
                                                       McClellan Harris III


                                                [SEAL OF THE SECRETARY OF STATE]

                                                                       EXHIBIT C

                                     BYLAWS

                           for the regulation, except
                       as otherwise provided by statute or
                         its Articles of Incorporation,

                                       of

                          AMERICAN STATES WATER COMPANY

                           (a California corporation)

                               ARTICLE I. Offices.

            Section 1. PRINCIPAL EXECUTIVE OFFICE. The corporation's principal executive office shall be fixed and located at such place as the Board of Directors (herein called the "Board") shall determine. The Board is granted full power and authority to change said principal executive office from one location to another.

            Section 2. OTHER OFFICES. Branch or subordinate offices may be established at any time by the Board at any place or places.

                            ARTICLE II. Shareholders.

            Section 1. PLACE OF MEETINGS. Meetings of shareholders shall be held either at the principal executive office of the corporation or at any other place within or without the State of California which may be designated either by the Board or by the written consent of all persons entitled to vote thereat given either before or after the meeting and filed with the Secretary.

            Section 2. SPECIAL MEETINGS. Special meetings of the shareholders may be called at any time by the Board, the Chairman of the Board, the President or by the holders of shares entitled to cast not less than ten percent of the votes at such meeting. Upon request in writing to the Chairman of the Board, the President, any Vice President or the Secretary by any person (other than the Board) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five nor more than sixty days after the receipt of the request. Such request shall be made in accordance with applicable law and these Bylaws. If the notice is not given within twenty days after receipt of the request, the persons entitled to call the meeting may give the notice.

            Section 3. ANNUAL MEETINGS. The annual meetings of shareholders shall be held on such date and at such time as may be fixed by the Board. At such meetings, directors shall be elected and any other proper business may be transacted in accordance with applicable law and these Bylaws.

            Section 4. NOTICE OF ANNUAL OR SPECIAL MEETINGS. Written notice of each annual or special meeting of shareholders shall be given not less than ten nor more than sixty days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (ii) in the case of the annual meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders, but, subject to the provisions of applicable law and these Bylaws, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

            Notice of a shareholders' meeting shall be given either personally or by mail or by other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice, or, if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient.

            Section 5. QUORUM. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders. If a quorum is present, the affirmative vote of a majority of the shares represented and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law or by the Articles, except as provided in the following sentence. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

            Section 6. ADJOURNED MEETINGS AND NOTICE THEREOF. Any shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of shareholders entitled to exercise a majority of the voting power represented either in person or by proxy, but in the absence of a quorum (except as provided in Section 5 of this Article) no other business may be transacted at such meeting.

            It shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken: provided, however, when any shareholders' meeting is adjourned for more than forty-five days or, if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.

            Section 7. VOTING. The shareholders entitled to notice of any meeting or to vote at such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 8 of this Article.

            Subject to the following sentence and to the provisions of Section 708 of the California General Corporation Law, every shareholder entitled to vote at any election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit. No shareholder shall be entitled to cumulate votes for any candidate or candidates pursuant to the preceding sentence unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

            Elections need not be by ballot; provided, however, that all elections for directors must be by ballot upon demand made by a shareholder at the meeting and before the voting begins.

            In any election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected.

            Voting shall in all cases be subject to the provisions of Chapter 7 of the California General Corporation Law, and to the following provisions:

            (a) Subject to clause (g), shares held by an administrator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name.

            (b) Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed.

            (c) Subject to the provisions of Section 705 of the California General Corporation Law and except where otherwise agreed in writing between the parties, a shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

            (d) Shares standing in the name of a minor may be voted and the corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the corporation has notice, actual or constructive, of the nonage, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the corporation.

            (e) Shares outstanding in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxyholder as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the board of directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the chairman of the board, president or any vice president of such other corporation. Shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this clause, unless the contrary is shown.

            (f) Shares of the corporation owned by any subsidiary shall not be entitled to vote on any matter.

            (g) Shares held by the corporation in a fiduciary capacity, and shares of the issuing corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give the corporation binding instructions as to how to vote such shares.

            (h) If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the Secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                  (i)   If only one votes, such act binds all;

                  (ii) If more than one vote, the act of the majority so voting binds all;

                  (iii) If more than one vote, but the vote is evenly split on any particular matter each faction may vote the securities in question proportionately.

If the instrument is so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this Section shall be a majority or even split in interest.

            Section 8. RECORD DATE. The Board may fix, in advance, a record date for the determination of the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than sixty days nor less than ten days prior to the date of the meeting nor more than sixty days prior to any other action. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise of the rights, as the case may be, notwithstanding any transfer of shares on the books of the corporation after the record date. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date to the adjourned meeting. The Board shall fix a new record date if the meeting is adjourned for more than forty-five days.

            If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining shareholders for any purpose other than set forth in this Section 8 or Section 10 of this Article shall be at the close of business of the day on which the Board adopts the resolution relating thereto, or the sixtieth day prior to the date of such other action, whichever is later.

            Section 9. CONSENT OF ABSENTEES. The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transactions of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not waiver of any right to object to the consideration of matters required by the California General Corporation Law to be included in the notice but not so included, if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need to be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof, except as provided in Section 601(f) of the California General Corporation Law.

            Section 10. ACTION WITHOUT MEETING. Subject to Section 603 of the California General Corporation Law, any action which, under any provision of the California General Corporation Law, may be taken at any annual or special meeting of shareholders, may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless a record date for voting purposes be fixed as provided in Section 8 of this Article, the record date for determining shareholders entitled to give consent pursuant to this Section 10, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

            Section 11. PROXIES. Every person entitled to vote shares has the right to do so either in person or by one or more persons authorized by a written proxy executed by such shareholder and filed with the Secretary. Any proxy duly executed is not revoked and continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or by attendance at the meeting and voting in person by the person executing the proxy: provided, however, that no proxy shall be valid after the expiration of eleven months from the date of its execution unless otherwise provided in the proxy.

            Section 12. INSPECTORS OF ELECTION. In advance of any meeting of shareholders, the Board may appoint inspectors of election to act at such meeting and any adjournment thereof. If inspectors of election be not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any shareholder or shareholder's proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed.

            The duties of such inspectors shall be as prescribed by Section 707(b) of the California General Corporation Law and shall include: determining the number of shares outstanding and the voting power of each; determining the shares represented at the meeting; determining the existence of a quorum; determining the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all shareholders. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

            Section 13. CONDUCT OF MEETING. The Chairman of the Board shall preside as chairman at all meetings of the shareholders. The chairman shall conduct each such meeting in a businesslike and fair manner, but shall not be obligated to follow any technical, formal or parliamentary rules or principles of procedure. The chairman's rulings on procedural matters shall be conclusive and binding on all shareholders, unless at the time of a ruling a request for a vote is made to the shareholders holding shares entitled to vote and which are represented in person or by proxy at the meeting, in which case the decision of a majority of such shares shall be conclusive and binding on all shareholders. Without limiting the generality of the foregoing, the chairman shall have all of the powers usually vested in the chairman of a meeting of shareholders.

            Section 14. QUALIFICATIONS OF DIRECTORS. Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be qualified to serve as directors. Nominations of persons for election to the Board may be made at a meeting of shareholders (a) by or at the direction of the Board or (b) by any shareholder of the corporation who is a shareholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Bylaw.

            Nominations by shareholders shall be made pursuant to timely notice in writing to the Secretary. To be timely as to an annual meeting, a shareholder's notice must be received at the principal executive officers of the corporation not less than 75 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed to shareholders or public disclosure of such date was made. To be timely as to a special meeting at which directors are to be elected, a shareholder's notice must be received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed to shareholders or public disclosure of such date was made. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the shareholder giving the notice
(i) the name and address, as they appear on the corporation's books, of such shareholder and (ii) the class and number of shares of the corporation which are beneficially owned by such shareholder and also which are owned of record by such shareholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the corporation which are beneficially owned by such person. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary that information required to be set forth in the shareholder's notice of nomination which pertains to the nominee.

            No person shall be qualified to serve as a director of the corporation unless nominated in accordance with the procedures set forth in this Bylaw. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the Chairman should so determine, that the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Bylaw, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

            Section 15. PROPER BUSINESS FOR SHAREHOLDER MEETINGS. At a meeting of the shareholders, only such business shall be proper as shall be brought before the meeting (a) pursuant to the corporation's notice of meeting, (b) by or at the direction of the Board or (c) by any shareholder of the corporation who is a shareholder of record at the time of giving of the notice provided for in this Bylaw, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Bylaw.

            For business to be properly brought before a meeting by a shareholder pursuant to clause (c) of the first paragraph of this Bylaw, the shareholder must have given timely notice thereof in writing to the Secretary. To be timely as to an annual meeting of shareholders, a shareholder's notice must be received at the principal executive offices of the corporation not less than 75 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting: provided, however, that if the date of the meeting is changed by more than 30 days from such anniversary date, notice by the shareholder to be timely must be received no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed to shareholders or public disclosure of such date was made. To be timely as to a special meeting of shareholders, a shareholder's notice must be received not later than the call of the meeting by the Board, the Chairman of the Board or the President, or the date of receipt of a valid request by a person (other than the Board) that the special meeting be called. Such shareholder's notice shall set forth as to each matter the shareholder proposes to bring before the meeting (a) a brief description of such matter and the reasons for proposing such matters(s) at the meeting, (b) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder of record and by the beneficial owner, if any, on whose behalf the proposal is made and (d) any material interest of such shareholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such proposal.

            Notwithstanding anything in these Bylaws to the contrary, no business shall be proper at a meeting unless brought before it in accordance with the procedures set forth in this Bylaw. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these Bylaws, and if the Chairman should so determine, that any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Bylaw, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

                             ARTICLE III. Directors.

            Section 1. POWERS. Subject to limitations of the Articles, of these Bylaws and of the California General Corporation Law relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in these Bylaws:

            (a) To select and remove all the other officers, agents and employees of the corporation, prescribe the powers and duties for them as may not be inconsistent with law, the Articles or these Bylaws, fix their compensation and require from them security for faithful service.

            (b) To conduct, manage and control the affairs and business of the corporation and to make such rules and regulations therefor not inconsistent with law, the Articles or these Bylaws, as they may deem best.

            (c) To adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as they may deem best.

            (d) To authorize the issuance of shares of stock of the corporation from time to time, upon such terms and for such consideration as may be lawful.

            (e) To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

            Section 2. NUMBER OF DIRECTORS. The authorized number of directors shall be not less than five nor more than nine until changed by amendment of the Articles or by a Bylaw duly adopted by the shareholders amending this Section 2. The exact number of directors shall be fixed, within the limits specified, by the Board from time to time in a resolution adopted by a majority of the directors. The exact number of directors shall be seven until changed as provided in this Section 2.

            Section 3. ELECTION AND TERM OF OFFICE. Except as otherwise provided in the Articles, the directors shall be elected at each annual meeting of the shareholders, but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. Each director shall hold office until the next annual meeting and until a successor has been elected and qualified.

            Section 4. VACANCIES. Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

            Vacancies in the Board, except those existing as a result of a removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until the next annual meeting and until such director's successor has been elected and qualified.

            A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

            The Board may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony.

            The shareholders, subject to applicable law and these Bylaws, may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent, other than to fill a vacancy created by removal, requires the consent of a majority of the outstanding shares entitled to vote. Any such election by written consent to fill a vacancy created by removal requires unanimous consent.

            No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director's term of office.

            Section 5. PLACE OF MEETING. Regular or special meetings of the Board shall be held at any place within or without the State of California which has been designated from time to time by the Board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation.

            Section 6. REGULAR MEETINGS. Immediately following each annual meeting of shareholders, the Board shall hold a regular meeting for the purpose of organization, election of officers and the transaction of other business.

            Other regular meetings of the Board shall be held without call on such dates and at such times as may be fixed by the Board. Call and notice of all regular meetings of the Board are hereby dispensed with.

            Section 7. SPECIAL MEETINGS. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the President, any Vice President, the Secretary or by any two directors.

            Special meetings of the Board shall be held upon four days' written notice or forty-eight hours' notice given personally or by telephone, telegraph, telex, or other similar means of communication. Any such notice shall be addressed or delivered to each director at such director's address as it is shown upon the records of the corporation or as may have been given to the corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held.

            Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

            Section 8. QUORUM. A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business, except to adjourn as provided in Section 11 of this Article. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, unless a greater number be required by law or by the Articles. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

            Section 9. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.

            Section 10. WAIVER OF NOTICE. Notice of a meeting need not be given to any director who signs a waiver of notice or consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meetings.

            Section 11. ADJOURNMENT. A majority of the directors present, whether or not a quorum is present, may adjourn any directors' meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned, except as provided in the next sentence. If the meeting is adjourned for more than twenty-four hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

            Section 12. FEES AND COMPENSATION. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board.

            Section 13. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such consent or consents shall have the same effect as a unanimous vote of the Board and shall be filed with the minutes of the proceedings of the Board.

            Section 14. RIGHTS OF INSPECTION. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain extracts.

            Section 15. COMMITTEES. The Board may appoint one or more committees, each consisting of two or more directors, and delegate to such committees any of the authority of the Board except with respect to:

            (a) The approval of any action for which the California General Corporation Law also requires shareholders' approval or approval of the outstanding shares;

            (b)   The filling of vacancies on the Board or on any committee;

            (c) The fixing of compensation of the directors for service on the Board or on any committee;

            (d) The amendment or repeal of bylaws or the adoption of new bylaws;

            (e) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

            (f) A distribution to the shareholders of the corporation except at a rate or in a periodic amount or within a price range determined by the Board; or

            (g) The appointment of other committees of the Board or the members thereof.

            Any such committee must be designated, and the members or alternate members thereof appointed, by resolution adopted by a majority of the authorized number of directors and any such committee may be designated an Executive Committee or by such other name as the Board shall specify. Alternative members of a committee may replace any absent member at any meeting of the committee. The Board shall have the power to prescribe the manner in which proceedings of any such committee shall be conducted. In the absence of any such prescription, such committee shall have the power to prescribe the manner in which its proceedings shall be conducted. Unless the Board or such committee shall otherwise provide, the regular and special meetings and other actions of any such committee shall be governed by the provisions of this Article applicable to meetings and actions of the Board. Minutes shall be kept of each meeting of each committee.

                              ARTICLE IV. Officers.

            Section 1. OFFICERS. The officers of the corporation shall be a President, a Secretary and a Chief Financial Officer. The corporation may also have, at the discretion of the Board, a Chairman of the Board, an Executive Vice President, a Senior Vice President, one or more Vice Presidents, a Treasurer, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be elected or appointed in accordance with the provisions of Section 3 of this Article.

            Section 2. ELECTION. The officers of the corporation, except such officers as may be elected or appointed in accordance with the provisions of
Section 3 or Section 5 of this Article, shall be chosen annually by, and shall serve at the pleasure of, the Board, and shall hold their respective offices until their resignation, removal, or other disqualification from service, or until their respective successors shall be elected.

            Section 3. SUBORDINATE OFFICERS. The Board may elect, and may empower the Chairman of the Board, if there be such an officer, or the President, to appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

            Section 4. REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by the Board at any time or, except in the case of an officer chosen by the Board, by an officer upon whom such power of removal may be conferred by the Board. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment of the officer.

            Any officer may resign at any time by giving written notice to the corporation, but without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

            Section 5. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

            Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if there shall be such an officer, shall be the Chief Executive Officer of the corporation unless, in its sole discretion, the Board should elect the President to be such. The Chief Executive Officer is the general manager and chief executive officer of the corporation and has, subject to the control of the Board, general supervision, direction and control of the business and officers of the corporation. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the shareholders and the Board and exercise and perform such other powers and duties as may be from time to time assigned by the Board.

            Section 7. PRESIDENT. Subject to such powers, if any, as may be given to the Chairman of the Board, if there be such an officer, the President shall have the general powers and duties of management usually vested in the office of the president of a corporation and such other powers and duties as may be prescribed by the Board or the Chief Executive Officer, if other than the President. In the absence of the Chairman of the Board, or if there be none, the President shall preside at all meetings of the shareholders and the Board. In the absence or disability of the Chief Executive Officer, if other than the President, the President shall perform all the duties of the Chief Executive Officer and, when so acting, shall have all of the powers of, and be subject to all the restrictions upon, the Chief Executive Officer.

            Section 8. VICE PRESIDENTS. The Executive Vice President and Senior Vice President, if any, and other Vice Presidents shall have (subject to the authority of the Board) such powers and perform such duties its from time to time determined by the Chief Executive Officer. in the absence or disability of the President, the Vice Presidents, in the following order, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President: the Executive Vice President, if any, the Senior Vice President, if any, and the Vice Presidents in the order of their rank as fixed by the Board, or if not ranked, the Vice President designated by the Board. The Vice President shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board.

            Section 9. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office and such other place as the Board may order, a book of minutes of all meetings of shareholders, the Board and its committees, with the time and place of holding, whether regular or special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the corporation at the principal executive office or business office in accordance with Section 213 of the California Central Corporation Law.

            The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, if one be appointed, a share register, or a duplicate share register, showing the names of the shareholders and their addresses, the number of classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

            The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board and any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.

            Section 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, and shall send or cause to be sent to the shareholders of the corporation such financial statements and reports as are by law or these Bylaws required to be sent to them. The books of account shall at all times be open to inspection by any director.

            The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the President and the directors, whenever they request it, an account of all transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.

                          ARTICLE V. Other Provisions.

            Section 1. INSPECTION OF CORPORATE RECORDS.

            (a) A shareholder or shareholders holding at least five percent in the aggregate of the outstanding voting shares of the corporation or who hold at least percent of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have the absolute right to do either or both of the following:

                  (i) Inspect and copy the record of shareholders' names and addresses and shareholders during usual business hours upon five business days' prior written demand upon the corporation; or

                  (ii) Obtain from the transfer agent, if any, for the
            corporation, upon five business days' prior written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders' names and addresses who are entitled to vote for the election of directors and their shareholdings, as of the most recent complied or as of the date specified by the shareholder subsequent to the date of demand.

            (b) The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder's interest as a shareholder or holder of a voting trust certificate.

            (c) The accounting books and records and minutes of proceedings of the shareholders and the Board and committees of the Board shall be open to inspection upon written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time, during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as a holder of such voting trust certificate.

            (d) Any inspection and copying under this Article may be made in person or by agent or attorney.

            Section 2. INSPECTION OF BYLAWS. The corporation shall keep in its principal executive office in the State of California, or if its principal executive office is not in such State at its principal business office in such state, the original or copy of these Bylaws as amended to date, which shall be open to inspection by shareholders at all reasonable times during office hours. If the principal executive office of the corporation is located outside the State of California and the corporation has no principal business office in such state, it shall upon the written request of any shareholder furnish to such shareholder a copy of these Bylaws as amended to date.

            Section 3. ENDORSEMENT OF DOCUMENTS, CONTRACTS. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance or other instrument in writing and any assignment or endorsements thereof executed or entered into between the corporation and any other person, when signed by the Chairman of the Board, the President or any Vice President and the Secretary, any Assistant Secretary, the Chief Financial Officer, the Treasurer or any Assistant Treasurer of the corporation, shall be valid and binding on the corporation in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same. Any such instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the Board, and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

            Section 4. CERTIFICATES OF STOCK. Every holder of shares of the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman of the Board, the President or a Vice President and by the Chief Financial Officer, the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

            Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board may provide; provided, however, that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.

            Except as provided in this Section, no new certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and cancelled at the same time. The Board may, however, if any certificate for shares is alleged to have been lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, and the corporation may require that the corporation be given a bond or other adequate security sufficient to indemnify it against any claim that may be made against it (including expense or liability) on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

            Section 5. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The Chief Executive Officer, the President or any other officer or officers authorized by the Board or the Chief Executive Officer are each authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

            Section 6. STOCK PURCHASE PLANS. The corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or directors of the corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes or otherwise.

            Any such stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor, the effect of the termination of employment, an option or obligation on the part of the corporation, to repurchase the shares upon termination of employment, restrictions upon transfer of the shares, the time limits of and termination of the plan, and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.

            Section 7. CONSTRUCTION AND DEFINITIONS. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the General Provisions of the California Corporations Code and in the California General Corporation Law shall govern the construction of these Bylaws.

                          ARTICLE VI. Indemnification.

            Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

            (a) Each person who was or is a party or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the corporation, or of any predecessor corporation, or is or was a director or officer who is or was serving at the request of the corporation as a director, officer, employee or other agent of another corporation, a partnership, joint venture, trust or other enterprise (including service with respect to corporation-sponsored employee benefit plans), whether the basis at such proceeding is alleged action or inaction in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall, subject to the tents of any agreement between the corporation and such person, be indemnified and held harmless by the corporation to the fullest extent permissible under California law and the corporation's Articles, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith; provided, however, that amounts paid in settlement of a proceeding shall be payable only if the settlement is approved in writing by the corporation. Such indemnification shall continue as to a person who has ceased to be a director or officer for acts performed while a director or officer and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing, the corporation shall indemnify any such person in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of the corporation. The right to indemnification conferred in this Article shall include the right to be paid by the corporation the expenses incurred in defending any proceeding in advance of final disposition to the fullest extent permitted by law; provided, however, that the payment under this Article of such expenses in advance of the final disposition of a proceedings shall be conditioned upon the delivery to the corporation of a written request for such advance and of an undertaking by or on behalf of the director or officer to repay all amounts so advanced if it shall be ultimately determined that such director or officer is not entitled to be indemnified.

            (b) Notwithstanding the foregoing or any other provisions under this Article, the corporation shall not be liable under this Article to indemnify a director or officer against expenses, liabilities or losses incurred or suffered in connection with, or make any advances with respect to, any proceeding against a director or officer; (i) as to which the corporation is prohibited by applicable law from paying as an indemnity; (ii) with respect to expenses of defense or investigation, if such expenses were or are incurred without the corporation's consent (which consent may not be unreasonably withheld); (iii) for which payment is actually made to the director or officer under a valid and collectible insurance policy maintained by the corporation, except in respect of any excess beyond the amount of payment under such insurance; (iv) for which payment is actually made to the director or officer under an indemnity by the corporation otherwise than pursuant to this Bylaw Article, except in respect of any excess beyond the amount of payment under such indemnity; (v) based upon or attributable to the director or officer gaining in fact any personal profit or advantage to which he or she was not legally entitled; (vi) for an accounting of profits made from the purchase or sale by the director or officer of securities of the corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or (vii) based upon acts or omissions involving intentional misconduct or a knowing and culpable violation of law.

            Section 2. INDEMNIFICATION OF EMPLOYEES AND AGENTS. A person who was, or is a party or is threatened to be made a party to or is involved in any proceeding by reason of the fact that he or she is or was an employee or agent of the corporation or is or was an employee or agent of the corporation who is or was serving at the request of the corporation as an employee or agent of another enterprise, including service with respect to corporation-sponsored employee benefits plans, whether the basis of such action is alleged action or inaction in an official capacity or in any other capacity while serving as an employee or agent, may, upon appropriate action by the corporation and subject to the terms of any agreement between the corporation and such person, be indemnified and held harmless by the corporation up to the fullest extent permitted by California law and the corporation's Articles, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith.

            Section 3. RIGHT OF DIRECTORS AND OFFICERS TO BRING SUIT. If a claim under Section 1 of this Article is not paid by the corporation or on its behalf within 90 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim, and, if successful in whole or in part, the claimant also shall be entitled to be paid the expense of prosecuting such claim.

            Section 4. SUCCESSFUL DEFENSE. Notwithstanding any other provision of this Article, to the extent that a director or officer has been successful on the merits or otherwise (including the dismissal of a proceeding without prejudice or the settlement with the written consent of the corporation of a proceeding without admission of liability) in defense of any proceeding referred to in Section 1 or in defense of any claim, issue or matter therein, such director or officer shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred in connection therewith.

            Section 5. INDEMNITY AGREEMENTS. The corporation may enter into agreements with any director, officer, employee or agent of the corporation providing for indemnification to the fullest extent permissible under applicable law and the corporation's Articles.

            Section 6. SUBROGATION. In the event of payment by the corporation of a claim under Section 1 of this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnified person, who shall execute all papers required and shall do everything that may be necessary or appropriate to secure such rights, including the execution of such documents necessary or appropriate to enable the corporation effectively to bring suit to enforce such rights.

            Section 7 NON-EXCLUSIVITY RIGHTS. The right to indemnification provided by this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

            Section 8. INSURANCE. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, a partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under California law.

            Section 9. EXPENSES AS A WITNESS. To the extent that any director, officer or employee of the corporation is by reason of such position a witness in any action, suit or proceeding, he or she will be indemnified against all costs and expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

            Section 10. NONAPPLICABILITY TO FIDUCIARIES OF EMPLOYEE BENEFIT PLANS. This Article does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of the corporation. The corporation shall have power to indemnify such trustee, investment manager or other fiduciary to the extent permitted by subdivision (f) of Section 207 of the California General Corporation Law.

            Section 11. SEPARABILITY. Each and every paragraph, sentence, term and provision of this Article is separate and distinct so that if any paragraph, sentence, term or provision shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of any other paragraph, sentence, term or provision hereof. To the extent required, any paragraph, sentence, term or provision of this Article may be modified by a court of competent jurisdiction to preserve its validity and to provide the claimant with, subject to the limitations set forth in this Article and any agreement between the corporation and the claimant, the broadest possible indemnification permitted under applicable law.

            Section 12. EFFECT OF REPEAL OR MODIFICATION. Any repeal or modification of this Article shall not adversely affect any right of indemnification of a director, officer, employee or agent of the corporation existing at the time of such repeal or modification with respect to any action or omission occurring prior to such repeal or modification.

                       ARTICLE VII. Emergency Provisions.

            Section 1. GENERAL. The provisions of this Article shall be operative only during a national emergency declared by the President of the United States or the person performing the Presidents functions, or in the event of a nuclear, atomic or other attack on the United States or a disaster making it impossible or impracticable for the corporation to conduct its business without recourse to the provisions of this Article. Said provisions in such event shall override all other Bylaws of the corporation in conflict with any provisions of this Article, and shall remain operative so long as it remains impossible or impracticable to continue the business of the corporation otherwise, but thereafter shall be inoperative; provided that all actions taken in good faith pursuant to such provisions shall thereafter remain in full force and effect unless and until revoked by action taken pursuant to the provisions of the Bylaws other than those contained in this Article.

            Section 2. UNAVAILABLE DIRECTORS. All directors of the corporation who are not available to perform their duties as directors by reason of physical or mental incapacity or for any other reason or who are unwilling to perform their duties or whose whereabouts are unknown shall automatically cease to be directors, with like effect as if such persons had resigned as directors, so long as such unavailability continues.

            Section 3. AUTHORIZED NUMBER OF DIRECTORS. The authorized number of directors shall be the number of directors remaining after eliminating those who have ceased to be directors pursuant to Section 2, or the minimum number required by law, whichever number is greater.

            Section 4. QUORUM. The number of directors necessary to constitute a quorum shall be one-third of the authorized number of directors as specified in the foregoing Section, or other minimum number as, pursuant to the law or lawful decree then in force, it is possible for the Bylaws of a corporation to specify.

            Section 5. CREATION OF EMERGENCY COMMITTEE. In the event the number of directors remaining after eliminating those who have ceased to be directors pursuant to Section 2 is less than the minimum number of authorized directors required by law, then until the appointment of additional directors to make up such required minimum, all the powers and authorities which the Board could by law delegate, including all powers and authorities which the Board could delegate to a committee, shall be automatically vested in an emergency committee, and the emergency committee shall thereafter manage the affairs of the corporation pursuant to such powers and authorities and shall have all other powers and authorities as may by law or lawful decree be conferred on any person or body of persons during a period of emergency.

            Section 6. CONSTITUTION OF EMERGENCY COMMITTEE. The emergency committee shall consist of all the directors remaining after eliminating those who have ceased to be directors pursuant to Section 2, provided that such remaining directors are not less than three in number. In the event such remaining directors are less than three in number the emergency committee shall consist of three persons, who shall be the remaining director or directors and either one or two officers or employees of the corporation as the remaining director or directors may in writing designate. If there is no remaining director, the emergency committee shall consist of the three most senior officers of the corporation who are available to serve, and if and to the extent that officers are not available, the most senior employees of the corporation. Seniority shall be determined in accordance with any designation of seniority in the minutes of the proceedings of the Board, and in the absence of such designation, shall be determined by rate of remuneration. In the event that there are no remaining directors and no officers or employees of the corporation available, the emergency committee shall consist of three persons designated in writing by the shareholder owning the largest number of shares of record as of the date of the last record date.

            Section 7. POWERS OF EMERGENCY COMMITTEE. The emergency committee, once appointed, shall govern its own procedures and shall have power to increase the number of members thereof beyond the original number, and in the event of a vacancy or vacancies therein, arising at any time, the remaining member or members of the emergency committee shall have the power to fill such vacancy or vacancies. In the event at any time after its appointment all members of the emergency committee shall die or resign or become unavailable to act for any reason whatsoever, a new emergency committee shall be appointed in accordance with the foregoing provisions of this Article.

            Section 8. DIRECTORS BECOMING AVAILABLE. Any person who has ceased to be a director pursuant to the provisions of Section 2 and who thereafter becomes available to serve as a director shall automatically become a member of the emergency committee.

            Section 9. ELECTION OF BOARD OF DIRECTORS. The emergency committee shall, as soon after its appointment as is practicable, take all requisite action to secure the election of a board of directors, and upon such election, all the powers and authorities of the emergency committee shall cease.

            Section 10. TERMINATION OF EMERGENCY COMMITTEE. In the event, after the appointment of an emergency committee, a sufficient number of persons who ceased to be directors pursuant to Section 2 become available to serve as directors, so that if they had not ceased to be directors as aforesaid, there would be enough directors to constitute the minimum number of directors required by law, then all such persons shall automatically be deemed to be reappointed as directors and the powers and authorities of the emergency committee shall be at an end.

                           ARTICLE VIII. Amendments.

      Subject to the Articles of Incorporation, these Bylaws may be amended or repealed either by approval of the outstanding shares (as defined in Section 152 of the California General Corporation Law) or by the approval of the Board; provided, however, that after the issuance of shares, a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable number of directors or vice versa may only be adopted by approval of the outstanding shares and a bylaw reducing the fixed number or the minimum number of directors to a number less than five shall be subject to the provisions of Section 212(a) of the California General Corporation Law.

                            CERTIFICATE OF SECRETARY
                                       of
                          AMERICAN STATES WATER COMPANY
                           (a California corporation)

            I hereby certify that I am the duly elected and acting Secretary of said corporation and that the foregoing Bylaws, comprising 14 pages, constitute the Bylaws of said corporation as duly adopted by unanimous written consent of the Board of Directors on March 5, 1998.


                                        /s/ McClellan Harris III
                                        ----------------------------------------
                                        McClellan Harris III,
                                        Secretary

                                                                       EXHIBIT D

                           [SEAL STATE OF CALIFORNIA]

                               SECRETARY OF STATE

                              CERTIFICATE OF STATUS
                              DOMESTIC CORPORATION

I, BILL JONES, Secretary of State of the State of California, hereby certify:

That on the 25th day of February, 1998, AMERICAN STATES WATER COMPANY became incorporated under the laws of the State of California by filing its Articles of Incorporation in this office; and

That no record exists in this office of a certificate of dissolution of said corporation nor of a court order declaring dissolution thereof, nor of a merger or consolidation which terminated its existence; and

That said corporation's corporate powers, rights and privileges are not suspended on the records of this office; and

That according to the records of this office, the said corporation is authorized to exercise all its corporate powers, rights and privileges and is in good legal standing in the State of California: and

That no information is available in this activity or practices of this corporation. office on the financial condition, business


                                            IN WITNESS WHEREOF, I execute this
                                              certificate and affix the Great
[SEAL STATE OF CALIFORNIA]                    Seal of the State of California
                                              this day of July 1, 2002.


                                                /s/ Bill Jones

                                                BILL JONES
                                                Secretary of State

                                                      [SEAL STATE OF CALIFORNIA]

STATE OF CALIFORNIA
================================================================================
FRANCHISE TAX BOARD
P.O. BOX 942867
SACREMENTO, CA 94257-0540

                                                In Reply Refer To: 357JE
                                                Date             : May 31, 2002

    CL@S Information Services
    1425 River Park Drive, Suite 110
    Sacramento, CA 95815

Corporation Name   : AMERICAN STATES WATER COMPANY
Corporation Number : 2070444

|X|   1.    The above corporation is in good standing with this agency.

|_|   2.    Information on record with this agency indicates the above corporation is not qualified to transact business in California.

|_|   3.    The above corporation was incorporated or qualified on
            ___________________________

|_|   4.    The above corporation has an unpaid liability of $ ended
            __________________ for income year

|_|   5.    Our records do not show that the above corporation filed franchise tax returns for the income years ended

|_|   6.    The above corporation was effective

|_|   7.    The above corporation's current address on record with this agency is:

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|_|   8.    We have no current information on the above corporation.

Comments
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                                                   /s/ Jani Errkine
                                                ------------------------------
                                                        REPRESENTATIVE

                              TELEPHONE ASSISTANCE
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Our regular toll-free telephone service is available from 7:00 am, until 8:00
p.m. Monday through Friday from the first working day in January through April
15. The best times to call are between 7:00 and 10:00 in the morning and between 6:00 and 8:00 in the evening. Service is also available from 8:00 am, through 5:00 p.m. on the two Saturdays prior to April 15. After April 15, servIce is available Monday through Friday. between 8:00 am, and 5:00 p.m.

  From within the united States, call.........................   1-800-852-5711
  From outside the United States, call (not toll-free)........   1-916-845-6500
  For hearing impaired with TDD. call ........................   1-800-822-6268

FIB 4263A (REV 5-95)